UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22027

                                     FundVantage Trust

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                                            Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Joel L. Weiss

JW Fund Management LLC

1636 N. Cedar Crest Blvd.

Suite #161

                          Allentown, PA 18104

(Name and address of agent for service)

Registrant’s telephone number, including area code:  856-528-3500

Date of fiscal year end: April 30

Date of reporting period: April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

of
FundVantage Trust
Class A
Class C
Institutional Class
ANNUAL REPORT
April 30, 2023
This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

EIC VALUE FUND
Annual Investment Adviser's Report
April 30, 2023
(Unaudited)
Dear Fellow Shareholder,
Thank you for reviewing our annual report. In it, we discuss our perspective on the market, the EIC Value Fund’s (the “Fund”) Institutional Class performance, and some of the Fund’s recent purchase and sale activity. A listing of the Fund’s investments and other financial information follow our comments.
Perspective on the Market
The big story in the stock market so far this year is the turmoil within the banking system. The March failures of Silicon Valley Bank (SIVB) and Signature Bank (SBNY) led to a sharp decline in the financial sector. At first glance, it’s surprising that banks could fail in the current environment. Credit quality remains strong, and higher interest rates have significantly increased the earnings power of the banking industry. However, sharply higher rates created significant unrealized losses in the investment portfolios of many banks, especially those that extended duration in their portfolios. While typically not an issue if the banks can hold these investments to maturity, deposit flight can force a bank to realize these losses. The diversity and stability of an institution’s deposit base should help protect it from this risk, as should a high proportion of FDIC-insured deposits, which are much less likely to flee.
We believe SIVB and SBNY had unique characteristics that significantly increased their risk profiles. For instance, from December 2019 to March 2022, deposits at the two institutions roughly tripled.1 Notably, less than 10% of domestic deposits were in accounts covered by FDIC insurance.2 Both banks had few branches concentrated in specific geographies (California and New York, respectively) and customer types (venture-backed startups and cryptocurrency, respectively). In short, neither bank had well-diversified and sticky deposit franchises.
Nevertheless, SIVB and SBNY quickly invested deposits in long-dated U.S. Treasuries and mortgage-backed securities (MBS) while interest rates were extremely low. When rates began to rise and deposit balances began to shrink (down approximately 15% from March to December 2022), both banks were forced to sell these securities at losses, which impaired their regulatory capital ratios.3 Word quickly spread, and a bank run ensued, leading to the banks’ collapse and takeover by the FDIC.
The Federal Reserve quickly acted to provide a new loan facility called the Bank Term Funding Program (BTFP) that offers depository institutions access to loans of up to one year in length. Critically, the facility will accept U.S. Treasuries, agencies, and agency-backed MBS as collateral at par. This is intended to prevent banks, savings associations, or credit unions from being forced to sell substantial amounts of securities at a loss, eroding or eliminating equity balances important for calculating regulatory capital, in the event of a run on deposits.
The BTFP should help alleviate concerns about cascading bank failures. Recent regulatory actions (e.g., the FDIC covering uninsured deposits at SIVB and SBNY and the BTFP) should calm depositors and reduce the risk of deposit flight. Moreover, the deposit franchises of most other banks (and the banks the Fund owns, in particular) are much more diversified and less at risk of a run. In fact, we believe the health of the banking industry is dramatically better than it was during the global financial crisis of mid-2007 through early 2009, yet valuations are attractive by historical standards. Thus, we viewed the recent selloff in bank stocks as an opportunity to add modestly to some of the Fund’s existing positions.
Signals remain mixed when looking at the broader economy. Some forecasts are for continued growth, but an inverted yield curve points to an eventual slowdown and perhaps a recession. Interest rate and inflation expectations have moderated somewhat but remain elevated compared to the recent past. Against this backdrop, the first four months of 2023 can best be described as a “worst

[1]	Data Source: S&P Capital IQPRO. December 31, 2019 and March 31, 2022 total deposits on balance sheets of SIVB and SBNY.

[2]	Data Source: Federal Financial Institutions Examination Council. Consolidated Reports of Condition and Income for SIVB and SBNY as of December 31, 2022. Deposit accounts of $250,000 or less as a percentage of total deposit liabilities of the bank.

[3]	Data Source: S&P Capital IQPRO. March 31, 2022 and December 31, 2022 total deposits on balance sheets of SIVB and SBNY.
1

EIC VALUE FUND
Annual Investment Adviser’s Report (Continued)
April 30, 2023
(Unaudited)
to first” market — an inverse relationship existed between a stock’s performance last year and its performance so far this year. The following table shows the Russell 3000® Index returns by quintile of performance.4
Table 1 Data Source: S&P Capital IQPRO.5 Through April 30, 2023. Indexes are unmanaged and cannot be invested in directly. Past performance does not guarantee future results.
Many of the expensive stocks that fell the most last year have rallied the most so far this year. Loss-making companies provide one of the more egregious examples — after declining 51% last year, they have outperformed the Russell 3000® Index in the first four months of this year.6 Given the recent bank failures and increasing concerns about a recession, we would expect investors to prefer profitable companies. For now, however, risk-on speculation appears to be back in favor.
It has become second nature for investors to “buy the dip” after stock declines. In the long run, stocks go up, and all else being equal, declines should result in more attractive purchase prices. Since 1929, the S& P 500® Index has posted a negative return in 26 calendar years. In 17 of those years, the market rebounded and was positive the following year. Therefore, buying the dip was the correct course of action in most cases. Still, the exceptions were notable — stocks declined for multi-year periods in 1929–32, 1939–41, 1973–74, and 2000–02.7 All featured markets with some combination of significant overvaluation, earnings weakness, or macroeconomic shocks (war or inflation).

[4]	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market and is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market.

[5]	Price/Projected Earnings (P/E) as of April 30, 2023, 2022 annual and year-to-date 2023 total return of Russell 3000® Index constituents. Constituents that were public for all of 2022 are divided equally into five buckets by annual total return as of December 31, 2022. For each bucket 2023 total return metrics and forward P/E are calculated as of April 30, 2023 on an index-weighted basis using weights at December 31, 2022.

[6]	Data Source: S&P Capital IQPRO. Loss-making companies are Russell 3000® Index constituents that were expected to be unprofitable over the next 12 months from January 1, 2022 and produced an index-weighted -51% total return for 2022. Constituents that were expected to be unprofitable over the next 12 months from January 1, 2023 produced an index-weighted 10.5% total return for year-to-date 2023 as of April 30, 2023.

[7]	Data Source: S&P Capital IQPRO. Annual returns calculated from quarterly price returns of the S&P 500® Index for January 1, 1929 through December 31, 1936 and quarterly total returns for January 1, 1937 through December 31, 2022.
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EIC VALUE FUND
Annual Investment Adviser’s Report (Continued)
April 30, 2023
(Unaudited)
With this in mind, we note that valuations for growth stocks remain very high relative to history. Over the last 30+ years, growth stocks have only been this expensive going into or coming out of valuation bubbles, as seen in the chart below. History suggests value could outperform growth by 5–7% per year for the next decade at these respective valuation levels.8
Data Source: S& P Capital IQPRO.9 Indexes are unmanaged and cannot be invested in directly. Past performance does not guarantee future results.
The absolute return expectations for value and growth are also notable. At current valuation levels, value stocks have historically delivered reasonable yearly returns in the mid-to-high single digits. In contrast, growth stocks have produced minimal to negative returns, as shown in the next charts.

[8]	Russell 3000® Growth Index modified CAPE premium over Russell 3000® Value Index modified CAPE at each month-end January 31, 1990 to April 30, 2013, plotted against the subsequent annualized 10-year total return difference between the Russell 3000® Growth Index and Russell 3000® Value Index for each month-end January 31, 2000 through April 30, 2023. Modified CAPE (Cyclically Adjusted Price-to-Earnings) is the ratio of index prices to trailing 10-year index-level earnings before taxes (EBT) on a time-weighted basis. Annual index level EBT is imputed by dividing the year-end index price by an aggregated price to EBT multiple of index constituents. A 16.4x valuation premium of growth over value indicates 5–7% per year historical underperformance of growth versus value over the following 10 years.

[9]	Russell 3000® Growth Index modified CAPE (red line), Russell 3000® Value Index modified CAPE (green line), Russell 3000® Growth Index modified CAPE premium over Russell 3000® Value Index modified CAPE (gray area) at each month-end from
January 31, 1990 to April 30, 2023.
3

EIC VALUE FUND
Annual Investment Adviser’s Report (Continued)
April 30, 2023
(Unaudited)
Data Source: S& P Capital IQPRO.10 Indexes are unmanaged and cannot be invested in directly. Past performance does not guarantee future results.
Moreover, we believe the Fund’s odds of outperforming the Russell 3000® Value Index are good as we continue to find pockets of attractive investment opportunities within the value universe.
Compounding the high hurdle of starting valuations, estimates of earnings growth continue to trend downward and are now flat for the full-year 2023.11 Accordingly, the Fund continues to tilt heavily toward well-capitalized, high-quality value stocks that offer reasonable return prospects amid an uncertain and overvalued market environment.

[10]	(Left Chart) Russell 3000® Value Index modified CAPE at each month-end January 31, 1990 to April 30, 2013, plotted against the subsequent annualized 10-year total return of the Russell 3000® Value Index for each month-end January 31, 2000 through April 30, 2023. (Right Chart) Russell 3000® Growth Index modified CAPE at each month-end from January 31, 1990 to April 30, 2013, plotted against the subsequent annualized 10-year total return of the Russell 3000® Growth Index for each month-end January 31, 2000 through April 30, 2023.

[11]	Data Source: S&P Capital IQPRO. Monthly trend of S&P 500 Index Aggregate Bottom Up earnings per share estimates for 2023 from September 6, 2022 through May 3, 2023.
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EIC VALUE FUND
Annual Investment Adviser’s Report (Continued)
April 30, 2023
(Unaudited)
Fund Performance
For the 12 months ended April 30, 2023, the Fund’s Institutional Class (EICIX) gained 2.06% net of expenses. The Russell 3000® Value Index, the Fund’s primary benchmark, increased 0.67%, while the S&P 500® Index rose 2.66%. Performance attribution for the 12 months follows. Fund results are compared to those of the Russell 3000® Value Index.
The Fund’s outperformance relative to its benchmark was primarily attributable to stock selection in the consumer staples and health care sectors and an overweight in energy, the market’s top-performing sector.
We do not target sector weightings, either in an absolute sense or relative to market indexes; instead, they are principally a by-product of stock selection. Nonetheless, it is at times instructive to see how sector allocations affected Fund returns. Over the trailing 12 months, they were positive, adding  0.7% to the Fund’s relative performance.
Six of the stock market’s eleven sectors posted positive returns for the 12 months ended April 30, 2023. For the second year in a row, energy was easily the top performer, climbing 18.9%. (It was the worst-performing sector in 2018, 2019, and 2020.) Industrials, up 7.3%, and communication services, up 6.0%, also performed reasonably well. Relative to the index, the Fund was overweight in energy and communication services but underweight in industrials.
In contrast, the worst-performing sector was real estate, dropping 17.1%. Financials, down 3.2%, materials, down 3.2%, and information technology, down 3.0%, also performed poorly. Compared to its benchmark, the Fund was underweight in real estate, materials, and information technology but overweight in financials.
Stock selection in the consumer staples sector positively impacted Fund performance. The Fund’s holdings in this sector posted a collective return of 16.3%, while the index’s consumer staples gained 1.0%. Ingredion Inc. (INGR) and Haleon plc (HLN) were the Fund’s top performers in this sector, rising 28.6% and 27.1%, respectively.
Stock selection in the health care sector also helped Fund performance. The Fund’s holdings in this sector increased a combined 9.2% versus a 1.1% gain for the index’s health care stocks. Cardinal Health Inc. (CAH) performed well for the Fund, surging 35.8% before we sold it last November.
Other notable Fund holdings included Netflix Inc. (NFLX), up 80.1%, FedEx Corp. (FDX), up 55.3%, TotalEnergies SE (TTE), up 39.6%, Unilever plc (UL), up 24.6%, and Shell plc (SHEL), up 20.3%. (We purchased NFLX for the Fund in May 2022 and sold it in November when it hit our target sell price.)

The performance data quoted represents past performance and may not be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.
Securities in the Fund do not match those in the index and performance of the Fund will differ. Indexes are unmanaged, do not incur management fees, costs, and expenses, and cannot be invested in directly.
Sectors are determined using the Global Industry Classification Standard (“GICS”). GICS® was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
Fund holdings and sector allocations are subject to change. Please see the schedule of investments section for a complete list of Fund holdings.
5

EIC VALUE FUND
Annual Investment Adviser’s Report (Continued)
April 30, 2023
(Unaudited)
On the other hand, stock selection in the financial sector hurt Fund performance. Fund holdings declined a combined 8.1%, trailing the index’s financial stocks, which decreased 3.2%. In particular, the Fund’s bank holdings were not immune to the recent turmoil in the banking system –Truist Financial Corp. (TFC), US Bancorp (USB), and The PNC Financial Services Group Inc. (PNC), fell 29.6%, 26.1%, and 18.3% respectively, while Wells Fargo & Co. (WFC) held up better but still dropped 6.5%.
Stock selection in the energy sector also adversely affected Fund performance. Though Fund holdings gained 11.3%, they trailed the index’s energy holdings, which climbed 18.9%. The Fund’s worst-performing holdings in this sector were The Williams Companies Inc. (WMB), which fell 6.9%, and Coterra Energy Inc. (CTRA), which dropped 2.5%.
Other notable stocks detracting from Fund performance included Warner Brothers Discovery Inc. (WBD), down 36.1%, Empire State Realty Trust Inc. (ESRT), down 27.8%, The Charles Schwab Corp. (SCHW), down 20.3%, GSK plc (GSK), down 17.9%, and National Fuel Gas Company (NFG), down 17.8%. (We sold WBD from the Fund last December. Our sale was based on fundamental disappointment coupled with an increasing debt burden.)
Portfolio Positioning and Recent Activity
We believe the current disparity between growth and value stocks continues to offer attractive investment opportunities, even amid an overall market that is richly priced. As seen in the chart below, specific sectors remain especially cheap compared to their history, while others are quite expensive.
Chart 3 Data Source: S&P Capital IQPRO.12 Index sectors are unmanaged and cannot be invested in directly. Past performance does not guarantee future results.
Relative to its benchmark, the Fund remains overweight in financials, energy, consumer staples, and communication services, while its largest underweights are in information technology, industrials, consumer discretionary, and health care. In fact, the Fund’s largest sector exposure was in financials – as of April 30, 2023, 27.1% of the Fund was invested in financials, including 9.1% in four

[12]	Russell 3000® Index sector valuation relative to Russell 3000® Index valuation based on constituent price to prior three-year peak earnings for month-end periods from January 31, 1990 to April 30, 2023. Real Estate sector excluded.
6

EIC VALUE FUND
Annual Investment Adviser’s Report (Continued)
April 30, 2023
(Unaudited)
banks (PNC, TFC, USB, and WFC). In contrast to SIVB and SBNY, the Fund’s bank holdings are, in our view, financially strong, well-capitalized, and have diverse deposit bases and access to ample liquidity. (During the first quarter of 2023, S&P Dow Jones and MSCI revised sector classifications resulting in two Fund holdings, Global Payments Inc. (GPN) and Fidelity National Information Services Inc. (FIS), moving from information technology to financials, thus amplifying the Fund’s respective under and overweight in those two sectors.)
In April 2023, we purchased a new position in Expedia Group Inc. (EXPE) for the Fund. The company is the world’s second-largest online travel agency behind Booking Holdings Inc. (BKNG), which the fund owned from March 2019 to November 2020. EXPE owns several travel brands (e.g., Expedia, Vrbo, Hotels.com, Travelocity, Hotwire, trivago, and Orbitz) and generates approximately 75% of revenue from hotel bookings and 65% of revenue from the U.S. market. Shares trade at less than 15x our estimate of normalized earnings and roughly a 50% discount to their typical valuation level.13 Expedia is investment-grade rated (BBB).14
We have not sold out of any Fund positions so far in 2023 but have taken advantage of the market volatility by adding to and trimming from several Fund holdings. Driven primarily by valuation, we added to the Fund’s existing position in GSK in January. We trimmed the Fund’s holding in Meta Platforms Inc. (META) in early February after it rose sharply. In March, we pared AGNC Investment Corp. (AGNC) and trimmed The Travelers Companies Inc. (TRV)  to partially offset additions to USB, TFC, and SCHW. We also trimmed the Fund’s position in ESRT.
Aside from valuation risk, there remains a pervasive and perhaps long-lasting hangover in the market. The last decade-plus of low interest rates led to low stock-market volatility and bred complacency, encouraging risk-taking. From poorly run banks collapsing due to liquidity mismatches to outright fraud in cryptocurrencies and fintech, these recent incidents all seem to have a common cause. Opportunistic management teams eschewed traditional risk management or, emboldened by poor regulatory oversight, bent and sometimes broke the rules to succeed. In a quest for gains in a low-rate environment, investors often rewarded them for doing so. Many of these problems cannot be simply or quickly fixed, and the remedies could have far-reaching consequences. With higher rates and a fragile economy, opportunity costs have become more meaningful, so scrutiny from investors and regulators alike will increase. Due diligence is coming back in favor and will be critical for success. As Warren Buffett said, “You only find out who is swimming naked when the tide goes out.”15
As always, we strive to construct portfolios designed to minimize the prevalence and impact of significant investment mistakes. We do so by attempting to avoid investing in businesses that are overly expensive, in secular decline, use aggressive accounting practices, or have too much leverage. Rather, we seek out high-quality companies diversified across a range of economic outcomes. Importantly, each company’s stock is priced based on reasonable assumptions to deliver good absolute returns. In this regard, we pay little attention to the overall market, instead building portfolios from the bottom up, one stock at a time. As currently constructed, we feel the Fund has attractive characteristics, trading at 13.0x trailing earnings, with an 18.3% trailing return on equity and 10.7% expected long-term earnings growth at the end of April. 16

[13]	Normalized earnings are EIC’s estimate of a company’s annual earnings per share when adjusting for temporary, unusual, or non-recurring items (e.g., margin pressure from supply chain bottlenecks, pandemic-related revenues, unusually high or low commodity prices, etc.).

[14]	Data Source: S&P Capital IQPRO. All credit-quality ratings discussed in this section represent Standard & Poor’s (S&P) opinion as to the quality of the securities they rate as of April 30, 2023, unless otherwise indicated. The ratings range from AAA (extremely strong capacity to meet its financial commitments) to D (in default). Ratings are relative and subjective and are not absolute standards of quality.

[15]	Buffett, Warren E., Chairman’s Letter, 28 February 2002. Berkshire Hathaway Inc. Annual Report 2001. https://www. berkshirehathaway.com/ 2001ar/2001letter.html.

[16]	Data Source: Morningstar Direct℠ as of April 30, 2023. Weighted average trailing twelve-month Price/Earnings Ratio, trailing twelve-month return on equity, and estimated five-year long-term earnings growth for The EIC Value Fund, as calculated by Morningstar.
7

EIC VALUE FUND
Annual Investment Adviser’s Report (Concluded)
April 30, 2023
(Unaudited)
Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.
This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2023 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.
The above commentary is for informational purposes only and does not represent an offer, recommendation, or solicitation to buy, hold, or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.
London Stock Exchange Group plc (LSE Group) is the source and owner of FTSE Russell index data. FTSE Russell is a trading name of certain of the LSE Group companies. Russell® is a trademark of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company's express written consent. The LSE Group does not promote, sponsor, or endorse the content of this communication.
8

EIC VALUE FUND
Annual Report
Performance Data
April 30, 2023
(Unaudited)
Comparison of Change in Value of $10,000 Investment in EIC Value Fund’s Class A vs. Russell 3000® Value Index
and S&P 500® Index
Class A of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%. This results in a net investment of $9,450. Performance of Class C will vary from Class A due to differences in class-specific fees.
Average Annual Total Returns for the Years Ended April 30, 2023
	1 Year	3 Years	5 Years	10 Years
Class A (with sales charge)	-3.82%	15.71%	8.41%	8.19%
Class A (without sales charge)	1.80%	17.90%	9.64%	8.80%
Russell 3000® Value Index	0.67%	14.46%	7.48%	8.98%
S&P 500® Index	2.66%	14.52%	11.45%	12.20%
Average Annual Total Returns for the Years Ended April 30, 2023
	1 Year	3 Years	5 Years	10 Years
Class C (with CDSC charge)	0.12%	17.03%	8.80%	7.99%
Class C (without CDSC charge)	1.07%	17.03%	8.80%	7.99%
Russell 3000® Value Index	0.67%	14.46%	7.48%	8.98%
S&P 500® Index	2.66%	14.52%	11.45%	12.20%
The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.
9

EIC VALUE FUND
Annual Report
Performance Data (Continued)
April 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 Investment in EIC Value Fund’s Institutional Class vs. Russell 3000® Value Index
and S&P 500® Index
Average Annual Total Returns for the Years Ended April 30, 2023
	1 Year	3 Years	5 Years	10 Years
Institutional Class	2.06%	18.18%	9.90%	9.07%
Russell 3000® Value Index	0.67%	14.46%	7.48%	8.98%
S&P 500® Index	2.66%	14.52%	11.45%	12.20%
The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.
The returns shown for Class A shares reflect a deduction for the maximum front-end sales charge of 5.50%. The returns shown for Class C shares reflect a maximum deferred sales charge of 1.00% if shares are redeemed within 18 months after initial purchase. All of the Fund’s share classes apply a 2.00% fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. As stated in the current prospectus dated September 1, 2022, as supplemented, the Fund’s “Total Annual Fund Operating Expenses” are 1.25%, 2.00% and 1.00%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.20%, 1.95% and 0.95% for Class A shares, Class C shares and Institutional Class Shares, respectively, of the Fund Class’ average daily net assets. The ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Equity Investment Corporation (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, do not exceed 0.95% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2023, unless the Board of Trustees of the Trust approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the date on which the Adviser reduced its compensation and/or assumed expenses of the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.
Mutual fund investing involves risk, including possible loss of principal. Value investing involves the risk that the Fund’s investing in companies believed to be undervalued will not appreciate as anticipated. The Fund faces the risk of loss or lower investment performance as a result of incorrect estimation or other errors by the Adviser in its fundamental analysis regarding the companies in which the Fund invests.
10

EIC VALUE FUND
Annual Report
Performance Data (Concluded)
April 30, 2023
(Unaudited)
The Fund evaluates its performance as compared to that of the Standard & Poor’s 500 (“S&P 500®”) Index and the Russell 3000® Value Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks, which are generally representative of the U.S. stock market as a whole. The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-value ratios and lower forecasted growth rates. It is impossible to invest directly in an index.
11

EIC VALUE FUND
Fund Expense Disclosure
April 30, 2023
(Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2022 through April 30, 2023 and held for the entire period.
Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Examples for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio	Expenses Paid During Period*
EIC Value Fund
Class A
Actual	$1,000.00	$1,046.70	1.20%	$6.09
Hypothetical (5% return before expenses)	1,000.00	1,018.84	1.20%	6.01
Class C
Actual	$1,000.00	$1,043.20	1.95%	$9.88
Hypothetical (5% return before expenses)	1,000.00	1,015.12	1.95%	9.74
Institutional Class
Actual	$1,000.00	$1,048.00	0.95%	$4.82
Hypothetical (5% return before expenses)	1,000.00	1,020.08	0.95%	4.76

*	Expenses are equal to the Fund’s annualized expense ratio for the six-month period ended April 30, 2023 of 1.20%, 1.95%, and 0.95% for Class A, Class C, and Institutional Class shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual six-month total returns for the Fund of 4.67%, 4.32%, and 4.80% for Class A, Class C, and Institutional Class shares, respectively.
12

EIC Value Fund
Portfolio Holdings Summary Table
April 30, 2023
(Unaudited)
The following table presents a summary by sector of the portfolio holdings of the Fund:
	% of Net Assets	Value
COMMON STOCKS:
Financial	25.3%	$ 64,694,922
Consumer, Non-cyclical	23.3	59,640,970
Communications	13.8	35,354,532
Energy	11.5	29,498,571
Industrial	7.3	18,580,635
Basic Materials	4.0	10,240,399
Utilities	3.7	9,527,516
Consumer, Cyclical	3.7	9,488,943
Technology	2.0	5,221,676
Exchange Traded Funds	1.0	2,544,168
Short-Term Investment	2.7	6,778,453
Other Assets in Excess of Liabilities	1.7	4,420,728
NET ASSETS	100.0%	$255,991,513

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.
13

EIC VALUE FUND
Portfolio of Investments
April 30, 2023
	Number of Shares	Value
COMMON STOCKS — 94.6%
Basic Materials — 4.0%
Barrick Gold Corp.	247,850	$ 4,719,064
PPG Industries, Inc.	39,365	5,521,335
		10,240,399
Communications — 13.8%
AT&T, Inc.	538,325	9,512,203
Cisco Systems, Inc.	83,625	3,951,281
Expedia Group, Inc.*	53,900	5,064,444
Meta Platforms, Inc., Class A*	25,950	6,236,304
Verizon Communications, Inc.	272,735	10,590,300
		35,354,532
Consumer, Cyclical — 3.7%
Dollar Tree, Inc.*	32,750	5,034,002
Honda Motor Co. Ltd., SP ADR	167,605	4,454,941
		9,488,943
Consumer, Non-cyclical — 23.3%
AmerisourceBergen Corp.	42,275	7,053,584
Global Payments, Inc.	51,650	5,821,471
GSK PLC, SP ADR	260,611	9,389,814
Haleon PLC, SP ADR	316,155	2,804,295
Ingredion, Inc.	89,160	9,466,117
Johnson & Johnson	21,835	3,574,390
Medtronic PLC	82,425	7,496,554
Sanofi, SP ADR	138,480	7,429,452
Unilever PLC, SP ADR	118,950	6,605,293
		59,640,970
Energy — 11.5%
Coterra Energy, Inc.	290,913	7,447,373
Shell PLC, SP ADR	75,875	4,702,732
TotalEnergies SE, SP ADR	158,075	10,105,735
Williams Cos., Inc. (The)	239,350	7,242,731
		29,498,571
Financial — 25.3%
AGNC Investment Corp., REIT	449,065	4,450,235
American Express Co.	37,215	6,004,268
Charles Schwab Corp. (The)	110,690	5,782,446
Empire State Realty Trust, Inc., Class A, REIT	320,250	1,956,728
Globe Life, Inc.	56,037	6,081,135
Hartford Financial Services Group, Inc. (The)	101,450	7,201,936
Jones Lang LaSalle, Inc.*	32,060	4,457,622
PNC Financial Services Group, Inc. (The)	33,845	4,408,311
Travelers Cos., Inc. (The)	30,295	5,487,636
	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial — (Continued)
Truist Financial Corp.	137,892	$ 4,492,521
US Bancorp	214,215	7,343,290
Wells Fargo & Co.	176,825	7,028,794
		64,694,922
Industrial — 7.3%
FedEx Corp.	23,375	5,324,358
General Dynamics Corp.	27,280	5,956,315
Oshkosh Corp.	41,400	3,167,928
United Parcel Service, Inc., Class B	22,980	4,132,034
		18,580,635
Technology — 2.0%
Fidelity National Information Services, Inc.	88,925	5,221,676
Utilities — 3.7%
Constellation Energy Corp.	21,728	1,681,747
National Fuel Gas Co.	67,475	3,771,853
OGE Energy Corp.	14,000	525,560
PPL Corp.	123,550	3,548,356
		9,527,516
TOTAL COMMON STOCKS (Cost $192,264,660)		242,248,164

EXCHANGE TRADED FUNDS — 1.0%
iShares 0-3 Month Treasury Bond ETF	25,300	2,544,168
Total Exchange Traded Funds (Cost $2,538,855)		2,544,168
SHORT-TERM INVESTMENT — 2.7%
Money Market Fund — 2.7%
Dreyfus Institutional Preferred Treasury Securities Money Market Fund, Hamilton Shares 4.28%(a)	6,778,453	6,778,453
TOTAL SHORT-TERM INVESTMENT (Cost $6,778,453)		6,778,453

TOTAL INVESTMENTS - 98.3% (Cost $201,581,968)		251,570,785
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.7%		4,420,728
NET ASSETS - 100.0%		$255,991,513

The accompanying notes are an integral part of the financial statements.
14

EIC VALUE FUND
Portfolio of Investments (Concluded)
April 30, 2023
*	Non-income producing.
(a)	Rate disclosed is the 7-day yield at April 30, 2023.
ETF	Exchange-Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.
15

EIC VALUE FUND
Statement of Assets and Liabilities
April 30, 2023
Assets
Investments, at value (Cost $201,581,968)	$251,570,785
Receivables:
Investments sold	3,734,108
Capital shares sold	437,056
Dividends and interest	694,248
Prepaid expenses and other assets	13,405
Total Assets	256,449,602
Liabilities
Payables:
Capital shares redeemed	165,774
Investment adviser	126,622
Transfer agent fees	47,967
Administration and accounting fees	36,286
Audit fees	33,755
Shareholder reporting fees	25,522
Distribution fees (Class A and C Shares)	8,429
Shareholder servicing fees	1,327
Accrued expenses	12,407
Total Liabilities	458,089
Net Assets	$255,991,513
Net Assets Consisted of:
Capital stock, $0.01 par value	$ 165,809
Paid-in capital	204,769,945
Total distributable earnings	51,055,759
Net Assets	$255,991,513
Class A Shares:
Net assets	$ 21,775,861
Shares outstanding	1,411,313
Net asset value, redemption price per share	$ 15.43
Maximum offering price per share (100/94.50 of $15.43)	$ 16.33
Class C Shares:
Net assets	$ 6,371,446
Shares outstanding	426,219
Net asset value, offering and redemption price per share	$ 14.95
Institutional Class Shares:
Net assets	$227,844,206
Shares outstanding	14,743,320
Net asset value, offering and redemption price per share	$ 15.45
The accompanying notes are an integral part of the financial statements.
16

EIC VALUE FUND
Statement of Operations
For the Year Ended April 30, 2023
Investment income
Dividends	$ 8,178,109
Less: foreign taxes withheld	(221,637)
Total investment income	7,956,472
Expenses
Advisory fees (Note 2)	1,871,193
Transfer agent fees (Note 2)	171,097
Administration and accounting fees (Note 2)	141,265
Registration and filing fees	79,951
Shareholder reporting fees	63,261
Distribution fees (Class C)(Note 2)	56,765
Trustees’ and officers’ fees(Note 2)	51,139
Distribution fees (Class A)(Note 2)	50,174
Custodian fees(Note 2)	45,606
Legal fees	43,400
Audit fees	33,755
Shareholder servicing fees (Class C)	18,922
Other expenses	21,148
Total expenses before waivers and reimbursements	2,647,676
Less: waivers and reimbursements(Note 2)	(151,677)
Net expenses after waivers and reimbursements	2,495,999
Net investment income	5,460,473
Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(4,190,123)
Net change in unrealized appreciation on investments	3,506,318
Net realized and unrealized loss on investments	(683,805)
Net increase in net assets resulting from operations	$ 4,776,668
The accompanying notes are an integral part of the financial statements.
17

EIC VALUE FUND
Statements of Changes in Net Assets
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment income	$ 5,460,473	$ 3,226,519
Net realized gains/(losses) from investments	(4,190,123)	23,688,598
Net change in unrealized appreciation/(depreciation) on investments	3,506,318	(13,539,396)
Net increase in net assets resulting from operations	4,776,668	13,375,721
Less dividends and distributions to shareholders from:
Total distributable earnings:
Class A	(1,180,466)	(1,699,293)
Class C	(425,777)	(993,191)
Institutional Class	(12,910,018)	(16,626,160)
Net decrease in net assets from dividends and distributions to shareholders	(14,516,261)	(19,318,644)
Increase in net assets derived from capital share transactions (Note 4)	29,838,380	64,164,853
Total increase in net assets	20,098,787	58,221,930
Net assets
Beginning of year	235,892,726	177,670,796
End of year	$255,991,513	$235,892,726
The accompanying notes are an integral part of the financial statements.
18

EIC VALUE FUND
Financial Highlights

Contained below is per share operating performance data for Class A shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 16.08	$ 16.48	$ 11.75	$13.98	$ 14.33
Net investment income(1)	0.31	0.24	0.20	0.23	0.21
Net realized and unrealized gain/(loss) on investments	(0.04)	1.10	5.33	(1.42)	0.68
Total from investment operations	0.27	1.34	5.53	(1.19)	0.89
Dividends and distributions to shareholders from:
Net investment income	—	(0.23)	(0.23)	(0.21)	(0.16)
Net realized capital gains	(0.92)	(1.51)	(0.57)	(0.83)	(1.08)
Total dividends and distributions to shareholders	(0.92)	(1.74)	(0.80)	(1.04)	(1.24)
Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$ 15.43	$ 16.08	$ 16.48	$11.75	$ 13.98
Total investment return(3)	1.80%	8.39%	48.52%	(9.54)%	6.86%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$21,776	$19,522	$11,784	$8,347	$15,019
Ratio of expenses to average net assets	1.20%	1.20%	1.18%	1.15%	1.18%
Ratio of expenses to average net assets without waivers and/or reimbursements	1.26% (4)	1.25% (4)	1.32% (4)	1.24% (4)	1.23% (4)
Ratio of net investment income to average net assets	1.99%	1.44%	1.45%	1.67%	1.47%
Portfolio turnover rate	39%	33%	41%	36%	42%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return does not reflect the impact of the maximum front-end sales load of 5.50% or any applicable sales charge. If reflected, the return would be lower.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.
19

EIC VALUE FUND
Financial Highlights (Continued)

Contained below is per share operating performance data for Class C shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$15.72	$16.10	$ 11.52	$ 13.73	$ 14.12
Net investment income(1)	0.19	0.11	0.09	0.12	0.10
Net realized and unrealized gain/(loss) on investments	(0.04)	1.07	5.22	(1.41)	0.67
Total from investment operations	0.15	1.18	5.31	(1.29)	0.77
Dividends and distributions to shareholders from:
Net investment income	—	(0.05)	(0.16)	(0.09)	(0.08)
Net realized capital gains	(0.92)	(1.51)	(0.57)	(0.83)	(1.08)
Total dividends and distributions to shareholders	(0.92)	(1.56)	(0.73)	(0.92)	(1.16)
Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$14.95	$15.72	$ 16.10	$ 11.52	$ 13.73
Total investment return(3)	1.07%	7.56%	47.46%	(10.30)%	6.05%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$6,371	$8,933	$16,926	$17,926	$27,407
Ratio of expenses to average net assets	1.95%	1.95%	1.93%	1.90%	1.93%
Ratio of expenses to average net assets without waivers and/or reimbursements	2.01% (4)	2.00% (4)	2.07% (4)	1.99% (4)	1.98% (4)
Ratio of net investment income to average net assets	1.24%	0.69%	0.70%	0.92%	0.71%
Portfolio turnover rate	39%	33%	41%	36%	42%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.
20

EIC VALUE FUND
Financial Highlights (Concluded)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 16.06	$ 16.46	$ 11.73	$ 13.97	$ 14.37
Net investment income(1)	0.35	0.28	0.23	0.26	0.24
Net realized and unrealized gain/(loss) on investments	(0.04)	1.10	5.32	(1.42)	0.69
Total from investment operations	0.31	1.38	5.55	(1.16)	0.93
Dividends and distributions to shareholders from:
Net investment income	—	(0.27)	(0.25)	(0.25)	(0.25)
Net realized capital gains	(0.92)	(1.51)	(0.57)	(0.83)	(1.08)
Total dividends and distributions to shareholders	(0.92)	(1.78)	(0.82)	(1.08)	(1.33)
Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$ 15.45	$ 16.06	$ 16.46	$ 11.73	$ 13.97
Total investment return(3)	2.06%	8.64%	48.85%	(9.36)%	7.16%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$227,844	$207,437	$148,961	$113,292	$173,468
Ratio of expenses to average net assets	0.95%	0.95%	0.93%	0.90%	0.93%
Ratio of expenses to average net assets without waivers and/or reimbursements	1.01% (4)	1.00% (4)	1.07% (4)	0.99% (4)	0.99% (4)
Ratio of net investment income to average net assets	2.24%	1.69%	1.70%	1.91%	1.72%
Portfolio turnover rate	39%	33%	41%	36%	42%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.
21

EIC VALUE FUND
Notes to Financial Statements
April 30, 2023
1. Organization and Significant Accounting Policies
The EIC Value Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced operations on May 1, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class A, Class C, Institutional Class and Retail Class shares. Class A shares are sold subject to a front-end sales charge of 5.50%. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the redemption of Class C shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A shares made within eighteen months of purchase where: (i) $1 million or more of Class A shares were purchased without an initial sales charge, and (ii) the Fund’s principal underwriter, Foreside Funds Distributors LLC (the “Underwriter”), paid a commission to the selling broker-dealer for such sale. A CDSC of up to 1.00% is assessed on redemptions of Class C Shares made within eighteen months after the initial purchase where the broker-dealer was paid a commission for such sale. Class C shares of the Fund will automatically convert into Class A shares of the Fund after they have been held for eight years. As of April 30, 2023, the Retail Class Shares have not been issued.
The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.
Portfolio Valuation – The EIC Value Fund’s (the "Fund") net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith by the Adviser as "valuation designee" under the oversight of the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees.
Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•  Level 1 — quoted prices in active markets for identical securities;
•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.
22

EIC VALUE FUND
Notes to Financial Statements (Continued)
April 30, 2023
The following is a summary of the inputs used, as of April 30, 2023, in valuing the Fund's investments carried at fair value:
	Total Value at 04/30/23	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Common Stocks*	$ 242,248,164	$ 242,248,164	$ —	$ —
Exchange Traded Funds*	2,544,168	2,544,168	—	—
Short-Term Investments*	6,778,453	6,778,453	—	—
Total Assets	$ 251,570,785	$ 251,570,785	$ —	$ —

*	Please refer to Portfolio of Investments for further details on portfolio holdings.
At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.
For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.
For the year ended April 30, 2023, there were no transfers in or out of Level 3.
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.
Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The Fund may be subject to foreign taxes on income, a portion of which may be recoverable. The Fund applies for refunds where available. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.
23

EIC VALUE FUND
Notes to Financial Statements (Continued)
April 30, 2023
Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.
2.  Transactions with Related Parties and Other Service Providers
Equity Investment Corporation (“EIC” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets under $500 million; 0.65% of the Fund’s average daily net assets of $500 million or more, but less than $1 billion; and 0.50% of the Fund’s average daily net assets of $1 billion and over. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, do not exceed 0.95% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2023, unless the Board of Trustees of the Trust approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the date on which the Adviser reduced its compensation and/or assumed expenses of the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.
As of April 30, 2023, the amount of potential recovery was as follows:
Expiration
04/30/2024	04/30/2025	04/30/2026	Total
$189,225	$104,148	$151,677	$445,050
For the year ended April 30, 2023, the Adviser earned advisory fees of $1,871,193 and waived fees of $151,677.
Other Service Providers
The Bank of New York Mellon ("BNY Mellon") serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and have
24

EIC VALUE FUND
Notes to Financial Statements (Continued)
April 30, 2023
agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer agent fees in the Statement of Operations.
Foreside Funds Distributors LLC (the "Underwriter") provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.
The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee) on an annualized basis of the average daily net assets of the Fund’s Class A and Class C shares, respectively.
Trustees and Officers
The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.
JW Fund Management LLC ("JWFM") provides a Principal Executive Officer and Principal Financial Officer to the Trust. Chenery Compliance Group, LLC ("Chenery") provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to December 1, 2022, ACA Group ("ACA"), operating through its subsidiary, Foreside Fund Officer Services LLC, provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Chenery are compensated for their services provided to the Trust. ACA was compensated for its services provided to the Trust through November 30, 2022.
3. Investment in Securities
For the year ended April 30, 2023, aggregated purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:
	Purchases	Sales
Investment Securities	$113,095,838	$91,022,099
4. Capital Share Transactions
For the years ended April 30, 2023 and 2022, transactions in capital shares (authorized shares unlimited) were as follows:
	For the Year Ended April 30, 2023		For the Year Ended April 30, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	326,841	$ 5,075,997	552,866	$ 9,249,204
Reinvestments	71,941	1,089,899	99,610	1,565,872
Redemption Fees*	—	411	—	444
Redemptions	(201,732)	(3,117,450)	(153,445)	(2,582,919)
Net increase	197,050	$ 3,048,857	499,031	$ 8,232,601
25

EIC VALUE FUND
Notes to Financial Statements (Continued)
April 30, 2023
	For the Year Ended April 30, 2023		For the Year Ended April 30, 2022
	Shares	Amount	Shares	Amount

Class C
Sales	108,951	$ 1,656,613	53,779	$ 879,446
Reinvestments	27,557	405,649	62,070	956,505
Redemption Fees*	—	144	—	260
Redemptions	(278,587)	(4,186,873)	(599,087)	(9,784,506)
Net decrease	(142,079)	$ (2,124,467)	(483,238)	$ (7,948,295)

Institutional Class
Sales	4,735,378	$ 73,679,118	4,706,008	$ 78,828,319
Reinvestments	788,658	11,956,048	1,038,153	16,288,620
Redemption Fees*	—	4,516	—	4,766
Redemptions	(3,695,740)	(56,725,692)	(1,880,784)	(31,241,158)
Net increase	1,828,296	$ 28,913,990	3,863,377	$ 63,880,547

Total net increase	1,883,267	$ 29,838,380	3,879,170	$ 64,164,853

*	There is a 2.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.
5. Federal Tax Information
The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2023, these adjustments were to increase paid-in capital by $76,378 and decrease total distributable earnings by $76,378. These permanent differences were primarily attributable to the utilization of earnings and profits on shareholder redemptions (a tax accounting practice known as equalization). Net investment income, net realized gains and net assets were not affected by these adjustments.
For the year ended April 30, 2023, the tax character of distributions paid by the Fund was $464 of ordinary income dividends and $14,515,797 of long-term capital gains dividends. For the year ended April 30, 2022, the tax character of distributions paid by the Fund was $3,658,880 of ordinary income dividends and $15,659,764 of long-term capital gains dividends. Distributions from net investment income and short-term gains are treated as ordinary income for federal income tax purposes.
26

EIC VALUE FUND
Notes to Financial Statements (Concluded)
April 30, 2023
As of April 30, 2023, the components of distributable earnings on a tax basis were as follows:
Capital Loss Carryforward	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)
$(4,201,943)	$5,383,631	$49,874,071

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.
As of April 30, 2023, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:
Federal Tax Cost	$201,696,714
Unrealized Appreciation	52,825,799
Unrealized Depreciation	(2,951,728)
Net Unrealized Appreciation	$ 49,874,071
Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2023, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2023. For the year ended April 30, 2023, the Fund had no post October capital loss deferrals or late year ordinary loss deferrals.
Accumulated capital losses represent net capital loss carry forwards as of April 30, 2023 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2023, the Fund had capital loss carryforward of $4,201,943, of which $3,758,734 are short-term losses and $443,209 are long-term losses and have an unlimited period of capital loss carryforward.
6. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.
27

EIC VALUE FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of FundVantage Trust and
Shareholders of EIC Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of EIC Value Fund (the “Fund”) (one of the series constituting FundVantage Trust (the “Trust”)), including the portfolio of investments, as of April 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting FundVantage Trust) at April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Equity Investment Corporation investment companies since 2012.
Philadelphia, Pennsylvania
June 27, 2023
28

EIC VALUE FUND
Shareholder Tax Information
(Unaudited)
The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2023, the Fund paid $464 of ordinary income dividends and $14,515,797 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 97.65%.
The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations received is 5.37%.
The Fund designated $14,515,797, as long-term capital gains distributions during the year ended April 30, 2023. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.
All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.
Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.
Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.
In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.
29

EIC VALUE FUND
Other Information
(Unaudited)
Proxy Voting
Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (855) 430-6487 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.
Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to its reports on Form N-PORT. The Fund's portfolio holdings on Form N-PORT are available on the SEC's website at http://www.sec.gov.
Board Considerations with Respect to the Approval of the Continuation of the Investment Advisory Agreement with Equity Investment Corporation
At an in-person meeting held on December 1-2, 2022 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between Equity Investment Corporation (“EIC” or the “Adviser”) and the Trust (the “EIC Agreement”) on behalf of the EIC Value Fund (the “EIC Fund”). At the Meeting, the Board considered the continuation of the EIC Agreement with respect to the EIC Fund for an additional one-year period.
In determining whether to continue the EIC Agreement for an additional one-year period, the Trustees, including the Independent Trustees, considered information provided by EIC in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “EIC 15(c) Response”) regarding (i) the services performed by EIC for the EIC Fund, (ii) the composition and qualifications of EIC’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the EIC Fund, (iv) investment performance of the EIC Fund, (v) the financial condition of EIC, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the EIC Fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on EIC’s ability to service the EIC Fund, and (x) compliance with the EIC Fund’s investment objective, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. In addition to the information in the EIC 15(c) Response, the Trustees received additional information at Board meetings throughout the year covering matters such as the relative performance of the EIC Fund; compliance with the EIC Fund’s investment objective, policies, strategy and limitations; the compliance of portfolio management personnel with applicable codes of ethics; and the adherence to pricing procedures as established by the Board.
The Board considered additional information provided by representatives from EIC invited to participate in the Meeting regarding EIC’s history, performance, investment strategy, and compliance program. Representatives of EIC responded to questions from the Board. In addition to the foregoing information, the Trustees also considered all other factors they believed to be relevant to considering the continuation of the EIC Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the EIC Fund and EIC, as provided by the terms of the EIC Agreement, including the advisory fee under the EIC Agreement, was fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.
Based on the EIC 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided by EIC are appropriate and consistent with the terms of the EIC Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the EIC Fund is likely to benefit from the continued provision of those services, (iv) EIC has sufficient personnel, with the appropriate skills and experience, to serve the EIC Fund effectively and has demonstrated its continuing
30

EIC VALUE FUND
Other Information (Concluded)
(Unaudited)
ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the EIC Fund is likely to continue under the EIC Agreement.
The Trustees considered the investment performance for the EIC Fund and EIC. The Trustees reviewed the historical performance charts for the year-to-date, one year, three year, five year and ten year periods ended September 30, 2022, as applicable for the EIC Fund, the Russell 3000 Value Total Return Index, the S&P 500 Total Return Index and the Lipper Multi-Cap Value Funds Index (the EIC Fund’s Lipper index). The Trustees noted that the Institutional Class shares of the EIC Fund outperformed the Russell 3000 Value Total Return Index for the year-to-date, one year, three year and five year periods ended September 30, 2022 and underperformed for the ten year period ended September 30, 2022. The Trustees further noted that the Institutional Class shares of the EIC Fund outperformed the S&P 500 Total Return Index for the year-to-date, one year and three year periods ended September 30, 2022 and underperformed for the five year and ten year periods ended September 30, 2022. The Trustees further noted that the Institutional Class shares of the EIC Fund outperformed the Lipper MultiCap Value Funds Index for the year-to-date, one year, three year and five year periods ended September 30, 2022 and underperformed for the ten year period ended September 30, 2022.
The Trustees also considered information regarding EIC’s advisory fee and an analysis of these fees in relation to the delivery of services to the EIC Fund and any other ancillary benefit resulting from EIC’s relationship with the EIC Fund. The Trustees considered the fees that EIC charges to its separately managed accounts, and evaluated the explanations provided by EIC as to differences in fees charged to the EIC Fund and separately managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the EIC Fund versus other funds in the EIC Fund’s Lipper category (the “Peer Group”). The Trustees noted that, for the EIC Fund’s Institutional Class shares, the contractual advisory fee and net total expense ratio for the EIC Fund were higher than the median of the contractual advisory fee and net total expense ratio of the Peer Group as of April 30, 2022. The Trustees concluded that the advisory fees and services provided by EIC are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the EIC Fund based on the information provided at the Meeting.
The Trustees considered the costs of the services provided by EIC, the compensation and benefits received by EIC in providing services to the EIC Fund, the profitability and certain additional information related to the financial condition of EIC. In addition, the Trustees considered any direct or indirect revenues received by affiliates of EIC.
The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the EIC Fund grows, and whether the Advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of Fund shareholders should be achieved as assets of the EIC Fund increase as a result of breakpoint reductions in the Advisory fee rate at specific asset levels which are reflected in the fee schedule of the EIC Agreement. In addition, the Trustees also considered the Adviser's efforts to grow the EIC Fund's assets as economies of scale may be achieved due to the ability of the EIC Fund to spread its fixed costs across a larger asset base.
At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved the continuation of the EIC Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.
31

EIC VALUE FUND
Privacy Notice
(Unaudited)
The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.
We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.
To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.
If you have questions or comments about our privacy practices, please call us at (855) 430-6487.
32

EIC VALUE FUND
Fund Management
(Unaudited)
FundVantage Trust (the "Trust") is governed by a Board of Trustees (the "Trustees"). The primary responsibility of the Trustees is to represent the interest of the Trust's shareholders and to provide oversight management of the Trust.
The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an "interested person" of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (the "Underwriter"), within the meaning of the 1940 Act and each Trustee is referred to as an "Independent Trustee" and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust's business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.
The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling .
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	36	Optimum Fund
Trust
(registered
investment
company with
6 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
					1 portfolio).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	36	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).
33

EIC VALUE FUND
Fund Management (Continued)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	36	Brinker Capital
Destinations
Trust
(registered
investment
company with
10 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio).
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	36	Lincoln
Variable
Trust
Products Trust
(registered
investment
company with
97 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio).
34

EIC VALUE FUND
Fund Management (Concluded)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	36	Copeland Trust
(registered
investment
company with
3 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio).
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
CHRISTINE S. CATANZARO Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2022.	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.
T. RICHARD KEYES Date of Birth: 1/57	Vice President	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.
GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.
JOHN CANNING Date of Birth: 11/70	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2022.	Director of Chenery Compliance Group, LLC from March 2021 to present; Senior Consultant of Foreside Financial Group from August 2020 to March 2021; Chief Compliance Officer & Chief Operating Officer of Schneider Capital Management LP from May 2019 to July 2020; Chief Operating Officer and Chief Compliance Officer of Context Capital Partners, LP from March 2016 to March 2018 and February 2019, respectively.
35

Investment Adviser
Equity Investment Corporation
1776 Peachtree Street, NW
Suite 600S
Atlanta, GA 30309
Administrator
The Bank of New York Mellon
301 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
500 Ross Street, 154-0520
Pittsburgh, PA 15262
Principal Underwriter
Foreside Funds Distributors LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103-7096
Legal Counsel
Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103
EIC-0423

Pacific Capital Tax-Free Securities Fund
Pacific Capital Tax-Free Short Intermediate Securities Fund
of
FundVantage Trust
Class Y
ANNUAL REPORT
April 30, 2023
This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Securities Fund
Pacific Capital Tax-Free Short Intermediate Securities Fund
Annual Investment Adviser's Report
April 30, 2023 (Unaudited)
Dear Shareholder:
U.S. Economy
The market has been extremely volatile for the past 12 months. After reaching historic highs in anticipation of the aggressive Federal Reserve rate hike cycle, the yield curve has inverted. Fortunately, the increase in rates has succeed in easing inflationary pressures but at the cost of slowing economic growth. Inflation continues to be a problem, running well above the Fed’s target of 2%. Employment has continued to be an economic bright spot, exhibiting strength in the form of steady job gains and extremely low levels of unemployment. The dramatic rise in rates has caused a few cracks to emerge as several regional banks have failed and required assistance from the FDIC and other regulators. To combat this the Fed has created liquidity programs to support other struggling banks and ease the concerns that a systemic banking crisis is underway. Despite the concerns in the banking sector, the Fed continued to raise rates another 25bps in a demonstration of their steadfast determination to rein in inflation. The Fed has maintained their position that they expect to hold short term rates around the 5% level until the end of 2023 despite market pricing reflecting an expectation that the Fed will need to cut rates below 5% before December. Given the persistence of inflation in the services sector our outlook is more in line with the Fed’s projections of “higher for longer” (i.e., interests rates will have to be kept higher for a longer period of time).
Municipal Market
After a rough 2022, the municipal market has enjoyed a rebound in 2023. One of the drivers has been declining yields due to fewer supply chain issues and consequently a lower level of inflation. During the first quarter, the Bloomberg Municipal Index and the Bloomberg Hawaii Index increased 3.6% and 2.2%, respectively. Another reason for the rebound in municipal bonds has been the decrease in the supply of newly issued bonds. According to Bloomberg, the national municipal 10 year maturity “AAA” yield decreased from 2.6% to 2.3%.  Meanwhile, the Hawaiian 10 year maturity “AAA” yield fell from 2.8% to 2.3%. Market issuers have not needed to issue new bonds as they continue to be flush with funds and have little appetite with rates so elevated. According to Bond Buyer, issuance of new national bonds fell by 27% and by an astounding 92% in Hawaii over the one year period ended March 31, 2023. This has contributed to a positive quarter following the negative performance of the fixed income markets in 2022.
We should also make the point that your Pacific Capital Funds Advisor diligently locates Hawaiian bonds from numerous mainland securities brokers and investment managers from very early in the morning until market close. We have over 40 different counterparties whom we regularly put in competition to ensure best execution. Our objective is to opportunistically bring Hawaii bonds home in the secondary market from our mainland peers. In addition, being located in Hawaii helps with our understanding of local credit trends and issuers. For the primary market, we maintain strong relationships with all of the island issuers. This relationship is two-way, with us staying close to the Hawaii market and frequently participating in new bond issuance throughout the State. We remain determined to not only bring a higher yield to the Funds, but also deliver a durable future income stream exempt from State and Federal taxation.
Hawaii Economy
The local Hawaii economy has continued to benefit from the rebound in tourism, even with tourism from Japan being substantially lower than it had been before the pandemic. In the fourth quarter 2022, the total number of visitors increased by 16%. The State’s general fund tax revenue ended up as well, notching an increase of 3.1% compared to Q4 2021. There was a decline in the individual income tax collections but that was more than offset by an increase in the excise tax collection and the TAT tax collection, or transient accommodations tax.
During a revision to the Moody's credit rating methodology for general obligation bonds, the counties of Maui and Honolulu were downgraded by one notch from Aa1 to Aa2. The downgrades occurred in November 2022 for Maui and February 2023 for Honolulu. While the counties maintained solid mid-Aa ratings and stable outlooks, Moody's cited concerns with reliance on tourism, higher debt levels, and challenges with pension funding. On the positive side, Moody's did note strong cash positions, experienced management,
1

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Securities Fund
Pacific Capital Tax-Free Short Intermediate Securities Fund
Annual Investment Adviser’s Report (Concluded)
April 30, 2023 (Unaudited)
favorable financial flexibility, and diversified economic support particularly from military bases and operations on Oahu. For credit upgrades, the Honolulu Board of Water was awarded with an AAA from Fitch in March following the S&P upgrade to AAA in February 2022.
Fund Performance
The Pacific Capital Tax-Free Short Intermediate Securities Fund (PTFSX) had a total return of 2.16% for the year ended April 30, 2023, and outperformed the Bloomberg Hawaii 3-Year Municipal Bond Index return of 1.90% for the same period. The outperformance was due to the Fund’s higher exposure to the 4-10 year area of the curve, where rates rallied the most. The Pacific Capital Tax-Free Securities Fund (PTXFX) had a total return of 2.49% for the year ended April 30, 2023 and underperformed the Bloomberg Hawaii Municipal Bond Index return of 3.11% for the same period. The Fund’s lower exposure to the 3-10 year area of the curve, where rates rallied the most, contributed to the Fund’s under-performance.
Outlook and Strategy
Going forward, we suspect that while the Fed is aiming to hold rates higher for longer, they are nearer to the end of their hiking cycle than the beginning. The impact of the elevated rates should begin to slow the economy and consequently bring inflation down closer to the Fed’s 2% target. It remains to be seen if this goal can be achieved without putting the economy into a recession. For now, we continue to be constructive on the performance of the investment grade municipal bond market. We have continued to extend the average maturity of the Funds to lock in the elevated rates in an effort to increase the forward return potential of the Funds and continue to benefit from the double tax exempt income.
These comments reflect the investment adviser’s views in general regarding the market and the economy and are compiled from Asset Management Group of Bank of Hawaii (“AMG”) research. These comments reflect opinions as of the date written and are subject to change.
This letter is intended to assist shareholders in understanding how the Funds performed for the period ending April 30, 2023 and reflects the views of the investment adviser as of the date written. Of course, these views may change and do not guarantee the future performance of the Funds or the markets.
Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.
All mutual fund investing involves risk, including possible loss of principal. The Funds are non-diversified, which means that a portion of the Funds’ assets may be invested in one or fewer companies or sectors. The Funds could fluctuate in value more than a diversified fund.
2

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Securities Fund
Annual Report
Performance Data
April 30, 2023
(Unaudited)
Investment Style
High-quality, intermediate-term, tax-exempt
Investment Objective
The Pacific Capital Tax-Free Securities Fund (the “Fund”) seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax.
Investment Considerations
Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. The longer the average maturity of the Fund’s portfolio, the greater the fluctuation in value. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.
Investment Process
•  Top-down macroeconomic analysis of interest rate trends
•  Bottom-up credit research to identify high quality bonds
Investment Management
Advised by Asset Management Group of Bank of Hawaii (“AMG”)
• As of April 30, 2023, AMG managed $803.2 million in mutual fund assets. In addition, AMG personnel also managed approximately $350.4 million in assets on behalf of Bank of Hawaii clients.
3

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Securities Fund
Annual Report
Performance Data (Concluded)
April 30, 2023
(Unaudited)
Comparison of Change in Value of $10,000 Investment in Pacific Capital Tax-Free Securities Fund's Class Y Shares vs. Bloomberg Hawaii Municipal Bond Index
Average Annual Total Returns for the Years Ended April 30, 2023

	1 Year	3 Years	5 Years	10 Years
Class Y	2.49%	0.36%	1.88%	1.84%
Bloomberg Hawaii Municipal Bond Index	3.11%	0.54%	2.05%	2.15%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost; and current performance may be lower or higher than the performance data quoted. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.
As stated in the current prospectus dated September 1, 2022, as supplemented, the Fund’s “Total Annual Fund Operating Expenses” are 0.32%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver” are 0.12%, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has contractually agreed to waive its advisory fee (the “Waiver”) until August 31, 2023. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust (the “Trust”).
Total returns reflect the waiver of advisory fees. Had these waivers not been in effect, performance quoted would have been lower.
The performance of the Fund is measured against the Bloomberg Hawaii Municipal Bond Index,  a rules-based, market-value weighted index engineered for the long-term tax-exempt Hawaii bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.
The Fund is distributed by Foreside Funds Distributors LLC.
All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.
4

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Short Intermediate Securities Fund
Annual Report
Performance Data
April 30, 2023
(Unaudited)
Investment Style
High-quality, short-intermediate term, tax-exempt
Investment Objective
The Pacific Capital Tax-Free Short Intermediate Securities Fund (the “Fund”) seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax. The Fund seeks to provide greater price stability than a long-term bond fund.
Investment Considerations
Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.
Investment Process
•  Top-down macroeconomic analysis of interest rate trends
•  Bottom-up credit research to identify high quality bonds
Investment Management
Advised by Asset Management Group of Bank of Hawaii (“AMG”)
• As of April 30, 2023, AMG managed $803.2 million in mutual fund assets. In addition, AMG personnel also managed approximately $350.4 million in assets on behalf of Bank of Hawaii clients.
5

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Short Intermediate Securities Fund
Annual Report
Performance Data (Concluded)
April 30, 2023
(Unaudited)
Comparison of Change in Value of $10,000 Investment in Pacific Capital Tax-Free Short Intermediate Securities Fund's Class Y Shares vs. Bloomberg Hawaii 3-Year Municipal Bond Index
Average Annual Total Returns for the Years Ended April 30, 2023

	1 Year	3 Years	5 Years	10 Years
Class Y	2.16%	0.49%	1.29%	0.92%
Bloomberg Hawaii 3-Year Municipal Bond Index	1.90%	-0.15%	1.12%	0.95%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost; and current performance may be lower or higher than the performance data quoted. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.
As stated in the current prospectus dated September 1, 2022, as supplemented, the Fund’s “Total Annual Fund Operating Expenses” are 0.58%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver” are 0.38%, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has contractually agreed to waive its advisory fee (the “Waiver”) until August 31, 2023. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust (the “Trust”).
Total returns reflect the waiver of advisory fees. Had these waivers not been in effect, performance quoted would have been lower.
The performance of the Fund is measured against the Bloomberg Hawaii 3-Year Municipal Bond Index, which is the 2-4 year component of the Bloomberg Hawaii Municipal Bond Index and is a rules-based, market-value weighted index engineered for the Hawaii tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.
The Fund is distributed by Foreside Funds Distributors LLC.
All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.
6

PACIFIC CAPITAL FUNDS
Fund Expense Disclosure
April 30, 2023
(Unaudited)
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2022 through April 30, 2023 and held for the entire period.
Actual Expenses
The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Examples for Comparison Purposes
The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio	Expenses Paid During Period*
Pacific Capital Tax-Free Securities Fund
Class Y
Actual	$1,000.00	$1,059.00	0.14%	$0.71
Hypothetical (5% return before expenses)	1,000.00	1,024.10	0.14%	0.70
Pacific Capital Tax-Free Short Intermediate Securities Fund
Class Y
Actual	$1,000.00	$1,032.40	0.36%	$1.81
Hypothetical (5% return before expenses)	1,000.00	1,023.01	0.36%	1.81

*	Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2023 of 0.14% for the Pacific Capital Tax-Free Securities Fund and 0.36% for the Pacific Capital Tax-Free Short Intermediate Securities Fund, multiplied by average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Funds’ ending account values on the first line in each table are based on the actual six-month total returns of 5.90% for the Pacific Capital Tax-Free Securities Fund and 3.24% for the Pacific Capital Tax-Free Short Intermediate Securities Fund.
7

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Securities Fund
Portfolio Holdings Summary Table
April 30, 2023
(Unaudited)
The following table presents a summary by credit quality of the portfolio holdings of the Fund:
Credit Quality:	% of Total Investments
Pre-refunded/Escrowed to Maturity	0.99%
Aaa	8.28
Aa	77.37
A	8.02
Baa	4.94
Cash	0.40
Total	100.00%

Portfolio holdings are subject to change at any time.
Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the Fund, and not the Fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.
The accompanying notes are an integral part of the financial statements.
8

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Securities Fund
Portfolio of Investments
April 30, 2023
	Principal Amount($)	Value ($)
MUNICIPAL BONDS — 98.7%
Arizona — 2.6%
State of Arizona Distribution Revenue, Civic Plaza, Convertible CAB, OID, Series B, 5.50%, 07/01/31, (NATL-RE Insured)	5,000,000	6,098,223
California — 1.8%
Norwalk-La Mirada Unified School District GO, CAB, OID, Series B 0.00%, 08/01/27, (AGM-CR, FGIC Insured)(a)	5,000,000	4,410,851
Hawaii — 93.6%
Hawaii County GO, Series A, Refunding, Callable 03/01/27 at 100, 5.00%, 09/01/31	5,045,000	5,484,223
Hawaii County GO, Series A, Refunding, Callable 03/01/27 at 100, 5.00%, 09/01/34	4,775,000	5,156,298
Hawaii County GO, Series A, Refunding, Callable 09/01/30 at 100, 4.00%, 09/01/40	1,000,000	1,003,617
Hawaii Housing Finance & Development Corp. Revenue, Multi-Family Housing, Iwilei Apartments, Series A, Callable 02/21/2023 at 100, 3.75%, 01/01/31	3,120,000	3,121,366
Hawaii State Airports System Revenue, AMT, OID, COP, Callable 08/01/23 at 100, 5.00%, 08/01/28	400,000	401,028
Hawaii State Airports System Revenue, OID, Series B, Callable 07/01/25 at 100, 4.00%, 07/01/45	50,000	49,074
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/25 at 100, 5.00%, 07/01/41	4,000,000	4,052,258
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/28 at 100, 5.00%, 07/01/31	1,000,000	1,075,268
	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/28 at 100, 5.00%, 07/01/33	500,000	536,724
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/28 at 100, 5.00%, 07/01/48	1,500,000	1,541,288
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/30 at 100, 4.00%, 07/01/35	2,000,000	2,039,732
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/32 at 100, 5.00%, 07/01/51	2,000,000	2,087,570
Hawaii State Airports System Revenue, Series C, Callable 07/01/30 at 100, 5.00%, 07/01/50	130,000	138,986
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Series A, Refunding, 5.00%, 07/01/23	100,000	100,244
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Series B, OID, Refunding, 4.00%, 07/01/23	500,000	500,415
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Series B, OID, Refunding, Callable 07/01/23 at 100, 5.00%, 07/01/29	225,000	225,198
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Series B, Refunding, Callable 07/01/23 at 100, 5.00%, 07/01/26	1,330,000	1,332,165

The accompanying notes are an integral part of the financial statements.
9

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Securities Fund
Portfolio of Investments (Continued)
April 30, 2023
	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, Callable 10/01/24 at 100, 3.50%, 10/01/49	2,750,000	2,195,206
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, Refunding, 3.10%, 05/01/26	3,800,000	3,692,435
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, Refunding, Callable 03/01/27 at 100, 4.00%, 03/01/37	1,650,000	1,585,242
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, MWC, Refunding, Callable 07/01/29 at 100, 3.20%, 07/01/39	4,200,000	3,555,728
Hawaii State Department of Budget & Finance Revenue, Mid-Pacific Project, Refunding, 4.00%, 01/01/30	225,000	226,769
Hawaii State Department of Budget & Finance Revenue, Mid-Pacific Project, Refunding, Callable 01/01/30 at 100, 4.00%, 01/01/31	525,000	528,193
Hawaii State Department of Budget & Finance Revenue, Queens Health System, Series A, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/35	10,000,000	10,381,222
Hawaii State Department of Budget & Finance Revenue, Series A, Refunding, Callable 07/01/23 at 100, 6.00%, 07/01/33	3,165,000	3,178,405
	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Hawaiian Home Lands, Kapolei Office Facility, Series A, Refunding, COP, Callable 11/01/27 at 100, 5.00%, 11/01/28	1,170,000	1,285,018
Hawaii State Department of Hawaiian Home Lands, Kapolei Office Facility, Series A, Refunding, COP, Callable 11/01/27 at 100, 5.00%, 11/01/30	800,000	875,448
Hawaii State Department of Hawaiian Home Lands, Kapolei Office Facility, Series A, Refunding, COP, Callable 11/01/27 at 100, 5.00%, 11/01/31	815,000	890,419
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, 5.00%, 04/01/24	500,000	507,886
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, Callable 04/01/27 at 100, 5.00%, 04/01/28	945,000	1,020,597
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, Callable 04/01/27 at 100, 5.00%, 04/01/32	335,000	357,696
Hawaii State GO, Series EH, Prerefunded 08/01/23 at 100, 5.00%, 08/01/24	305,000	306,255
Hawaii State GO, Series EH, Prerefunded, ETM, 5.00%, 08/01/23	445,000	446,832
Hawaii State GO, Series EH, Prerefunded, ETM, 5.00%, 08/01/23	120,000	120,494
Hawaii State GO, Series EH, Unrefunded portion, 5.00%, 08/01/23	345,000	346,506

The accompanying notes are an integral part of the financial statements.
10

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Securities Fund
Portfolio of Investments (Continued)
April 30, 2023
	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series EL, Refunding, 5.00%, 08/01/23	1,000,000	1,004,365
Hawaii State GO, Series EO, Callable 08/01/24 at 100, 5.00%, 08/01/32	1,285,000	1,315,448
Hawaii State GO, Series EO, Prerefunded 08/01/24 at 100, 5.00%, 08/01/26	140,000	143,248
Hawaii State GO, Series EO, Unrefunded portion, Callable 08/01/24 at 100, 5.00%, 08/01/26	2,660,000	2,723,028
Hawaii State GO, Series EP, Refunding, 5.00%, 08/01/24	1,000,000	1,024,313
Hawaii State GO, Series EY, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/27	3,040,000	3,201,556
Hawaii State GO, Series FB, 5.00%, 04/01/25	5,000,000	5,203,931
Hawaii State GO, Series FB, Callable 04/01/26 at 100, 4.00%, 04/01/29	2,000,000	2,077,267
Hawaii State GO, Series FG, Callable 10/01/26 at 100, 5.00%, 10/01/30	10,000,000	10,761,985
Hawaii State GO, Series FG, Callable 10/01/26 at 100, 4.00%, 10/01/35	1,000,000	1,021,336
Hawaii State GO, Series FK, Callable 05/01/27 at 100, 5.00%, 05/01/33	2,500,000	2,712,971
Hawaii State GO, Series FK, Callable 05/01/27 at 100, 4.00%, 05/01/37	2,000,000	2,033,449
Hawaii State GO, Series FN, Refunding, 5.00%, 10/01/26	2,500,000	2,693,040
Hawaii State GO, Series FT, Callable 01/01/28 at 100, 5.00%, 01/01/36	4,000,000	4,369,908
Hawaii State GO, Series FT, Callable 01/01/28 at 100, 5.00%, 01/01/38	2,845,000	3,071,089
	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series FW, Callable 01/01/29 at 100, 4.00%, 01/01/34	2,000,000	2,103,164
Hawaii State Harbor System Revenue, Series A, AMT, Refunding, Callable 07/01/30 at 100, 4.00%, 07/01/33	1,500,000	1,537,742
Hawaii State Harbor System Revenue, Series A, AMT, Refunding, Callable 07/01/30 at 100, 4.00%, 07/01/37	5,000,000	4,982,172
Hawaii State Harbor System Revenue, Series C, Refunding, Callable 07/01/30 at 100, 4.00%, 07/01/39	3,065,000	3,091,710
Hawaii State Highway Fund Revenue, Callable 01/01/31 at 100, 5.00%, 01/01/37	5,000,000	5,665,283
Hawaii State Highway Fund Revenue, Callable 01/01/31 at 100, 5.00%, 01/01/40	1,295,000	1,442,952
Hawaii State Highway Fund Revenue, Series A, Callable 01/01/29 at 100, 5.00%, 01/01/37	3,500,000	3,858,147
Hawaii State Highway Fund Revenue, Series A, Callable 07/01/24 at 100, 5.00%, 01/01/31	800,000	817,021
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/29	1,170,000	1,342,890
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/30	200,000	233,691
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/30 at 100, 4.00%, 07/01/35	1,770,000	1,880,856

The accompanying notes are an integral part of the financial statements.
11

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Securities Fund
Portfolio of Investments (Continued)
April 30, 2023
	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/31 at 100, 3.00%, 07/01/34	650,000	640,347
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/31 at 100, 4.00%, 07/01/35	730,000	783,509
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/31 at 100, 4.00%, 07/01/36	1,010,000	1,065,574
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/31 at 100, 5.00%, 07/01/50	3,515,000	3,861,691
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/32 at 100, 5.00%, 07/01/48	4,290,000	4,770,283
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/33 at 100, 5.00%, 07/01/48	4,645,000	5,191,263
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, Callable 07/01/24 at 100, 5.00%, 07/01/25	1,500,000	1,532,779
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, Callable 07/01/24 at 100, 5.00%, 07/01/26	65,000	66,465
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, Callable 07/01/24 at 100, 5.00%, 07/01/27	850,000	869,164
	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, OID, Series E, Refunding, Callable 09/01/27 at 100, 3.00%, 09/01/31	250,000	251,923
Honolulu City & County GO, Series A, Callable 03/03/2023 at 100, 4.00%, 11/01/37	1,000,000	1,000,316
Honolulu City & County GO, Series A, Callable 09/01/27 at 100, 5.00%, 09/01/41	1,390,000	1,481,150
Honolulu City & County GO, Series A, Callable 09/01/28 at 100, 5.00%, 09/01/34	200,000	223,445
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/27	500,000	526,452
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/31	2,175,000	2,281,222
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/35	3,075,000	3,195,995
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/37	1,000,000	1,033,471
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/38	1,040,000	1,073,592
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/39	1,000,000	1,030,665
Honolulu City & County GO, Series B, Callable 07/01/32 at 100, 5.00%, 07/01/43	3,960,000	4,438,653

The accompanying notes are an integral part of the financial statements.
12

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Securities Fund
Portfolio of Investments (Continued)
April 30, 2023
	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series B, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/26	500,000	527,292
Honolulu City & County GO, Series C, Callable 07/01/30 at 100, 4.00%, 07/01/39	1,050,000	1,071,588
Honolulu City & County GO, Series C, Callable 07/01/30 at 100, 5.00%, 07/01/42	345,000	379,321
Honolulu City & County GO, Series C, Callable 07/01/30 at 100, 5.00%, 07/01/45	1,000,000	1,092,421
Honolulu City & County GO, Series C, Callable 08/01/29 at 100, 4.00%, 08/01/36	1,400,000	1,451,825
Honolulu City & County GO, Series C, Callable 08/01/29 at 100, 4.00%, 08/01/43	2,000,000	2,005,425
Honolulu City & County GO, Series C, Callable 08/01/29 at 100, 5.00%, 08/01/44	1,830,000	1,983,919
Honolulu City & County GO, Series C, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/27	2,000,000	2,105,808
Honolulu City & County GO, Series C, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/29	4,115,000	4,327,770
Honolulu City & County GO, Series C, Refunding, Callable 10/01/25 at 100, 4.00%, 10/01/33	500,000	512,044
Honolulu City & County GO, Series E, Refunding, Callable 09/01/27 at 100, 5.00%, 09/01/30	1,500,000	1,650,424
	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Series A, Callable 07/01/29 at 100, 4.00%, 07/01/34	2,130,000	2,219,902
Honolulu City & County Wastewater System Revenue, Junior Series A, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/30	4,000,000	4,172,504
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/26	1,000,000	1,045,483
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/27	325,000	339,712
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Series A, Callable 01/01/28 at 100, 5.00%, 07/01/36	2,000,000	2,188,537
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Series A, Callable 07/01/25 at 100, 5.00%, 07/01/29	395,000	412,458
Honolulu City & County Wastewater System Revenue, Senior Series B, Refunding, Callable 07/01/26 at 100, 5.00%, 07/01/35	125,000	131,937
Honolulu City & County Wastewater System Revenue, Series A, 1st Bond Resolution, Callable 07/01/29 at 100, 4.00%, 07/01/38	800,000	814,041
Honolulu City & County Wastewater System Revenue, Series A, Senior Green Bond, Callable 07/01/32 at 100, 5.25%, 07/01/51	5,000,000	5,620,963

The accompanying notes are an integral part of the financial statements.
13

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Securities Fund
Portfolio of Investments (Continued)
April 30, 2023
	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Kauai County GO, 5.00%, 08/01/23	395,000	396,724
Kauai County GO, 5.00%, 08/01/27	250,000	274,754
Kauai County GO, Callable 08/01/27 at 100, 5.00%, 08/01/31	250,000	272,437
Kauai County GO, Callable 08/01/27 at 100, 4.00%, 08/01/33	295,000	310,320
Kauai County GO, Callable 08/01/27 at 100, 5.00%, 08/01/37	40,000	43,008
Kauai County GO, Refunding, Callable 08/01/27 at 100, 5.00%, 08/01/42	775,000	823,750
Kauai County GO, Series A, Refunding, 5.00%, 08/01/24	930,000	952,381
Maui County GO, Callable 03/01/31 at 100, 4.00%, 03/01/36	750,000	786,909
Maui County GO, Callable 03/01/31 at 100, 4.00%, 03/01/38	1,020,000	1,050,865
Maui County GO, Refunding, 5.00%, 06/01/23	300,000	300,429
Maui County GO, Refunding, 5.00%, 03/01/28	1,175,000	1,310,144
Maui County GO, Refunding, 5.00%, 09/01/28	1,070,000	1,206,901
Maui County GO, Refunding, Callable 03/01/30 at 100, 3.00%, 03/01/31	500,000	506,007
Maui County GO, Refunding, Callable 03/01/30 at 100, 5.00%, 03/01/32	415,000	480,737
Maui County GO, Refunding, Callable 09/01/25 at 100, 3.00%, 09/01/32	195,000	195,329
Maui County GO, Refunding, Callable 09/01/28 at 100, 4.00%, 09/01/31	5,305,000	5,710,810
University of Hawaii Revenue, Series B, Refunding, 4.00%, 10/01/24	165,000	166,886
	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
University of Hawaii Revenue, Series B, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/35	1,000,000	1,036,757
University of Hawaii Revenue, Series E, Refunding, 5.00%, 10/01/24	3,000,000	3,079,205
University of Hawaii Revenue, Series E, Refunding, Callable 10/01/26 at 100, 5.00%, 10/01/31	1,000,000	1,062,074
University of Hawaii Revenue, Series F, Refunding, Callable 10/01/27 at 100, 5.00%, 10/01/36	3,000,000	3,245,118
University of Hawaii Revenue, Series F, Refunding, Callable 10/01/27 at 100, 5.00%, 10/01/37	2,000,000	2,154,589
		225,395,834
Texas — 0.7%
Houston City Combined Utility System Revenue, Unrefunded Balance CAB, OID, Junior Series A, Refunding 0.00%, 12/01/27, (AGM Insured)(a)	2,000,000	1,731,721
TOTAL MUNICIPAL BONDS (Cost $243,993,096)		237,636,629
	Shares
REGISTERED INVESTMENT COMPANY — 0.4%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%(b)	1,035,110	1,035,110
TOTAL REGISTERED INVESTMENT COMPANY (Cost $1,035,110)		1,035,110

TOTAL INVESTMENTS - 99.1% (Cost $245,028,206)		238,671,739
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%		2,134,983
NET ASSETS - 100.0%		$240,806,722

The accompanying notes are an integral part of the financial statements.
14

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Securities Fund
Portfolio of Investments (Concluded)
April 30, 2023
(a)	Zero coupon bond.
(b)	Rate disclosed is the 7-day yield at April 30, 2023.
AGM	Assured Guaranty Municipal Corp.
AGM-CR	Assured Guaranty Municipal Corp. Custodial Receipts
AMT	Alternative Minimum Tax
CAB	Capital Appreciation Bond
COP	Certificate of Participation
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
MWC	Make Whole Callable
NATL-RE	National Reinsurance Corp.
OID	Original Issue Discount
The accompanying notes are an integral part of the financial statements.
15

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Short Intermediate Securities Fund
Portfolio Holdings Summary Table
April 30, 2023
(Unaudited)
The following table presents a summary by credit quality of the portfolio holdings of the Fund:
Credit Quality:	% of Total Investments
Pre-refunded/Escrowed to Maturity	8.57%
Aaa	9.96
Aa	61.19
A	10.71
Baa	8.67
Cash	0.90
Total	100.00%

Portfolio holdings are subject to change at any time.
Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the Fund, and not the Fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.
The accompanying notes are an integral part of the financial statements.
16

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Short Intermediate Securities Fund
Portfolio of Investments
April 30, 2023
	Principal Amount($)	Value ($)
MUNICIPAL BONDS — 91.3%
Colorado — 3.0%
Regional Transportation District, Series A, Refunding, COP, Callable 06/01/23 at 100, 5.00%, 06/01/24	1,305,000	1,306,854
Florida — 0.3%
Florida Housing Finance Corp. Revenue, Series 1, Callable 07/01/29 at 100, 2.00%, 07/01/32, (GNMA/FNMA/FHLMC Collateralized)	175,000	147,387
Hawaii — 81.5%
Hawaii County GO, Series A, Refunding, 5.00%, 09/01/24	320,000	328,187
Hawaii County GO, Series A, Refunding, Callable 03/01/26 at 100, 5.00%, 09/01/26	200,000	212,458
Hawaii County GO, Series A, Refunding, Callable 03/01/26 at 100, 5.00%, 09/01/29	450,000	477,779
Hawaii County GO, Series B, Refunding, Callable 03/01/26 at 100, 5.00%, 09/01/27	525,000	557,999
Hawaii County GO, Series D, Refunding, 4.00%, 09/01/26	500,000	521,791
Hawaii State Airports System Revenue, AMT, COP, 5.00%, 08/01/23	915,000	917,172
Hawaii State Airports System Revenue, AMT, COP, Callable 08/01/23 at 100, 5.00%, 08/01/27	300,000	300,790
Hawaii State Airports System Revenue, Series B, 5.00%, 07/01/27	910,000	992,536
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Series B, OID, Refunding, 4.00%, 07/01/23	505,000	505,419
	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Series B, Refunding, Callable 07/01/23 at 100, 5.00%, 07/01/24	290,000	290,792
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Series B, Refunding, Callable 07/01/23 at 100, 5.00%, 07/01/26	200,000	200,326
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, Refunding, 3.25%, 01/01/25	500,000	493,052
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, Refunding, 3.10%, 05/01/26	3,110,000	3,021,966
Hawaii State Department of Budget & Finance Revenue, Mid-Pacific Project, Refunding, 4.00%, 01/01/25	20,000	19,951
Hawaii State Department of Budget & Finance Revenue, Mid-Pacific Project, Refunding, 4.00%, 01/01/26	25,000	24,978
Hawaii State Department of Budget & Finance Revenue, Mid-Pacific Project, Refunding, 4.00%, 01/01/30	250,000	251,966
Hawaii State Department of Budget & Finance Revenue, Queens Health System, Series A, Refunding, 5.00%, 07/01/24	100,000	101,955
Hawaii State Department of Budget & Finance Revenue, Queens Health System, Series A, Refunding, 5.00%, 07/01/25	400,000	416,225

The accompanying notes are an integral part of the financial statements.
17

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Short Intermediate Securities Fund
Portfolio of Investments (Continued)
April 30, 2023
	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Revenue, Queens Health System, Series A, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/27	550,000	574,596
Hawaii State Department of Budget & Finance Revenue, Queens Health System, Series A, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/35	1,000,000	1,038,122
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, 5.00%, 04/01/24	25,000	25,394
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, 5.00%, 04/01/27	100,000	108,657
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, Callable 04/01/27 at 100, 5.00%, 04/01/29	55,000	59,167
Hawaii State GO, Series EH, Prerefunded 08/01/23 at 100, 5.00%, 08/01/24	295,000	296,214
Hawaii State GO, Series EH, Prerefunded 08/01/23 at 100, 5.00%, 08/01/25	1,155,000	1,159,898
Hawaii State GO, Series EH, Prerefunded 08/01/23 at 100, 5.00%, 08/01/30	80,000	80,329
Hawaii State GO, Series EH, Unrefunded portion, Prerefunded, Callable 08/01/23 at 100, 5.00%, 08/01/24	895,000	898,795
Hawaii State GO, Series EO, Prerefunded 08/01/24 at 100, 5.00%, 08/01/27	10,000	10,232
Hawaii State GO, Series EO, Prerefunded 08/01/24 at 100, 5.00%, 08/01/28	20,000	20,464
	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series EO, Prerefunded 08/01/24 at 100, 5.00%, 08/01/29	30,000	30,696
Hawaii State GO, Series ET, OID, Prerefunded 10/01/25 at 100, 3.25%, 10/01/32	25,000	25,307
Hawaii State GO, Series FN, Refunding, 5.00%, 10/01/23	100,000	100,749
Hawaii State GO, Series FT, Callable 01/01/28 at 100, 5.00%, 01/01/30	30,000	33,345
Hawaii State Harbor System Revenue, Series A, AMT, Refunding, 5.00%, 07/01/26	500,000	525,284
Hawaii State Harbor System Revenue, Series A, AMT, Refunding, 5.00%, 07/01/28	120,000	130,164
Hawaii State Harbor System Revenue, Series A, AMT, Refunding, Callable 07/01/30 at 100, 4.00%, 07/01/31	1,000,000	1,037,056
Hawaii State Harbor System Revenue, Series C, Refunding, 5.00%, 07/01/29	400,000	456,400
Hawaii State Highway Fund Revenue, Series A, 4.00%, 01/01/24	500,000	502,899
Hawaii State Highway Fund Revenue, Series A, Callable 07/01/24 at 100, 5.00%, 01/01/25	555,000	568,413
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/27	1,000,000	1,096,902
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/28	880,000	987,916

The accompanying notes are an integral part of the financial statements.
18

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Short Intermediate Securities Fund
Portfolio of Investments (Continued)
April 30, 2023
	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/30 at 100, 5.00%, 07/01/31	50,000	58,410
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, Callable 07/01/24 at 100, 5.00%, 07/01/26	150,000	153,382
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, Callable 07/01/24 at 100, 5.00%, 07/01/27	305,000	311,876
Honolulu City & County GO, Honolulu Rail Transit Project, Series A, 5.00%, 09/01/24	615,000	631,140
Honolulu City & County GO, Honolulu Rail Transit Project, Series B, Refunding, 5.00%, 03/01/25	1,000,000	1,038,585
Honolulu City & County GO, Series A, Refunding, 5.00%, 11/01/25	1,380,000	1,456,241
Honolulu City & County GO, Series B, 5.00%, 09/01/23	125,000	125,739
Honolulu City & County GO, Series B, Callable 07/01/32 at 100, 5.00%, 07/01/33	500,000	599,769
Honolulu City & County GO, Series B, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/26	765,000	806,757
Honolulu City & County GO, Series C, 4.00%, 07/01/23	500,000	500,622
Honolulu City & County GO, Series C, 4.00%, 08/01/23	1,250,000	1,252,415
Honolulu City & County GO, Series D, Refunding, 5.00%, 09/01/23	580,000	583,428
	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series E, Refunding, 5.00%, 03/01/29	200,000	227,597
Honolulu City & County GO, Series F, Refunding, 5.00%, 07/01/30	325,000	379,516
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Series A, 5.00%, 07/01/23	1,000,000	1,002,856
Honolulu City & County Wastewater System Revenue, Junior Series A, Refunding, 5.00%, 07/01/24	695,000	710,589
Honolulu City & County Wastewater System Revenue, Series A, Senior Green Bond, 5.00%, 07/01/31	2,000,000	2,365,885
Kauai County GO, Series A, Refunding, 5.00%, 08/01/24	535,000	547,875
Maui County GO, 5.00%, 03/01/24	245,000	248,906
Maui County GO, 5.00%, 03/01/29	275,000	313,426
Maui County GO, Refunding, 5.00%, 09/01/23	1,010,000	1,016,137
Maui County GO, Refunding, 5.00%, 03/01/25	100,000	103,859
Maui County GO, Refunding, 5.00%, 03/01/26	270,000	286,971
Maui County GO, Refunding, 5.00%, 03/01/28	80,000	89,201
University of Hawaii Revenue, Medical School Project, Series E, Refunding, Callable 10/01/26 at 100, 5.00%, 10/01/30	620,000	660,558
University of Hawaii Revenue, Series B, Refunding, 4.00%, 10/01/23	565,000	566,629

The accompanying notes are an integral part of the financial statements.
19

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Short Intermediate Securities Fund
Portfolio of Investments (Concluded)
April 30, 2023
	Principal Amount($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
University of Hawaii Revenue, Series B, Refunding, 4.00%, 10/01/24	300,000	303,428
University of Hawaii Revenue, Series D, Refunding, Callable 10/01/30 at 100, 4.00%, 10/01/32	450,000	483,585
		36,227,723
Iowa — 0.9%
The University of Iowa Revenue, Utility System, Series S, Refunding, Callable 11/01/23 at 100, 2.50%, 11/01/24	375,000	373,431
North Carolina — 4.7%
Mecklenburg County GO, Series A, Callable 04/01/25 at 100, 5.00%, 04/01/29	2,000,000	2,088,604
Texas — 0.9%
Pflugerville Independent School District GO, Refunding, Callable 02/15/24 at 100, 5.00%, 02/15/26, (PSF-GTD Insured)	400,000	405,287
TOTAL MUNICIPAL BONDS (Cost $41,089,151)		40,549,286
MUNICIPAL COMMERCIAL PAPER — 6.7%
Hawaii County GO, Series C, Bond Anticipation Notes, 4.03%, 07/19/23	3,000,000	2,996,434
	Principal Amount($)	Value ($)
MUNICIPAL COMMERCIAL PAPER — (Continued)
TOTAL MUNICIPAL COMMERCIAL PAPER (Cost $3,000,000)		2,996,434
	Shares
REGISTERED INVESTMENT COMPANY — 0.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%(a)	405,548	405,548
TOTAL REGISTERED INVESTMENT COMPANY (Cost $405,548)		405,548

TOTAL INVESTMENTS - 98.9% (Cost $44,494,699)		43,951,268
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%		487,879
NET ASSETS - 100.0%		$44,439,147

(a)	Rate disclosed is the 7-day yield at April 30, 2023.
AMT	Alternative Minimum Tax
COP	Certificate of Participation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
MWC	Make Whole Callable
OID	Original Issue Discount
PSF-GTD	Permanent School Fund Guaranteed

The accompanying notes are an integral part of the financial statements.
20

PACIFIC CAPITAL FUNDS
Statements of Assets and Liabilities
April 30, 2023
	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund
Assets
Investments, at value*	$238,671,739	$43,951,268
Receivables:
Capital shares sold	116,189	45,209
Interest	2,639,290	585,840
Prepaid expenses and other assets	513	36
Total Assets	241,427,731	44,582,353
Liabilities
Payables:
Distributions to shareholders	513,800	68,432
Audit fees	33,249	33,212
Administration and accounting fees	23,202	14,208
Shareholder reporting fees	16,543	11,593
Capital shares redeemed	12,835	355
Transfer agent fees	7,931	7,659
Custodian fees	6,523	1,736
Accrued expenses	6,926	6,011
Total Liabilities	621,009	143,206
Net Assets	$240,806,722	$44,439,147
Net Assets Consisted of:
Capital stock, $0.01 par value	$ 248,794	$ 45,214
Paid-in capital	249,305,445	45,190,816
Total distributable loss	(8,747,517)	(796,883)
Net Assets	$240,806,722	$44,439,147
Class Y Shares:
Net assets	$240,806,722	$44,439,147
Shares outstanding	24,879,353	4,521,362
Net asset value, offering and redemption price per share	$ 9.68	$ 9.83
* Investments, at cost	$245,028,206	$44,494,699
The accompanying notes are an integral part of the financial statements.
21

PACIFIC CAPITAL FUNDS
Statements of Operations
For the Year Ended April 30, 2023
	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund
Investment income
Interest	$6,484,796	$ 910,910
Dividends	146,313	31,317
Total investment income	6,631,109	942,227
Expenses
Advisory fees (Note 2)	490,755	94,359
Administration and accounting fees (Note 2)	74,943	45,380
Trustees’ and officers’ fees(Note 2)	69,175	13,158
Legal fees	57,000	15,343
Audit fees	33,626	33,606
Shareholder reporting fees	29,852	22,325
Custodian fees(Note 2)	26,604	8,752
Transfer agent fees (Note 2)	24,168	23,148
Registration and filing fees	4,935	4,775
Other expenses	20,436	10,330
Total expenses before waivers	831,494	271,176
Less: waivers(Note 2)	(490,755)	(94,359)
Net expenses after waivers	340,739	176,817
Net investment income	6,290,370	765,410
Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(339,602)	(121,751)
Net change in unrealized appreciation/(depreciation) on investments	(311,185)	364,544
Net realized and unrealized gain/(loss) on investments	(650,787)	242,793
Net increase in net assets resulting from operations	$5,639,583	$1,008,203
The accompanying notes are an integral part of the financial statements.
22

PACIFIC CAPITAL FUNDS
Statements of Changes in Net Assets
	Pacific Capital Tax-Free Securities Fund
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment income	$ 6,290,370	$ 6,273,377
Net realized losses from investments	(339,602)	(899,722)
Net change in unrealized depreciation on investments	(311,185)	(23,896,219)
Net increase/(decrease) in net assets resulting from operations	5,639,583	(18,522,564)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Class Y	(6,290,370)	(6,273,383)
Net decrease in net assets from dividends and distributions to shareholders	(6,290,370)	(6,273,383)
Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(17,896,541)	8,502,189
Total decrease in net assets	(18,547,328)	(16,293,758)
Net assets
Beginning of year	259,354,050	275,647,808
End of year	$240,806,722	$259,354,050
The accompanying notes are an integral part of the financial statements.
23

PACIFIC CAPITAL FUNDS
Statements of Changes in Net Assets (Concluded)
	Pacific Capital Tax-Free Short Intermediate Securities Fund
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment income	$ 765,410	$ 577,276
Net realized losses from investments	(121,751)	(48,853)
Net change in unrealized appreciation/(depreciation) on investments	364,544	(2,223,998)
Net increase/(decrease) in net assets resulting from operations	1,008,203	(1,695,575)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Class Y	(765,405)	(636,658)
Net decrease in net assets from dividends and distributions to shareholders	(765,405)	(636,658)
Decrease in net assets derived from capital share transactions (Note 4)	(3,132,412)	(362,334)
Total decrease in net assets	(2,889,614)	(2,694,567)
Net assets
Beginning of year	47,328,761	50,023,328
End of year	$44,439,147	$47,328,761
The accompanying notes are an integral part of the financial statements.
24

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Securities Fund
Financial Highlights

Contained below is per share operating performance data for Class Y shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class Y shares
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 9.69	$ 10.61	$ 10.30	$ 10.24	$ 9.97
Net investment income	0.25	0.24	0.26	0.26	0.25
Net realized and unrealized gain/(loss) on investments	(0.01)	(0.92)	0.31	0.06	0.27
Total from investment operations	0.24	(0.68)	0.57	0.32	0.52
Dividends and distributions to shareholders from:
Net investment income	(0.25)	(0.24)	(0.26)	(0.26)	(0.25)
Net asset value, end of year	$ 9.68	$ 9.69	$ 10.61	$ 10.30	$ 10.24
Total investment return(1)	2.49%	(6.56)%	5.54%	3.14%	5.30%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$240,807	$259,354	$275,648	$265,993	$281,615
Ratio of expenses to average net assets	0.14%	0.12%	0.11%	0.09%	0.11%
Ratio of expenses to average net assets without waivers(2)	0.34%	0.32%	0.31%	0.29%	0.31%
Ratio of net investment income to average net assets	2.54%	2.27%	2.43%	2.51%	2.50%
Portfolio turnover rate	9%	14%	9%	10%	11%

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(2)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.
25

PACIFIC CAPITAL FUNDS
Pacific Capital Tax-Free Short Intermediate Securities Fund
Financial Highlights (Concluded)

Contained below is per share operating performance data for Class Y shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class Y shares
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 9.78	$ 10.28	$ 10.12	$ 10.09	$ 9.95
Net investment income	0.16	0.12	0.15	0.17	0.16
Net realized and unrealized gain/(loss) on investments	0.05	(0.49)	0.16	0.03	0.14
Total from investment operations	0.21	(0.37)	0.31	0.20	0.30
Dividends and distributions to shareholders from:
Net investment income	(0.16)	(0.12)	(0.15)	(0.17)	(0.16)
Net realized capital gains	—	(0.01)	—	—	—
Total dividends and distributions to shareholders	(0.16)	(0.13)	(0.15)	(0.17)	(0.16)
Net asset value, end of year	$ 9.83	$ 9.78	$ 10.28	$ 10.12	$ 10.09
Total investment return(1)	2.16%	(3.61)%	3.04%	1.98%	3.01%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$44,439	$47,329	$50,023	$53,599	$53,479
Ratio of expenses to average net assets	0.37%	0.38%	0.28%	0.24%	0.34%
Ratio of expenses to average net assets without waivers(2)	0.57%	0.58%	0.48%	0.44%	0.54%
Ratio of net investment income to average net assets	1.61%	1.18%	1.43%	1.66%	1.57%
Portfolio turnover rate	31%	27%	22%	30%	34%

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(2)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.
26

PACIFIC CAPITAL FUNDS
Notes to Financial Statements
April 30, 2023
1. Organization and Significant Accounting Policies
The Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund (each a “Fund” and together the “Funds”) are non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds are each authorized to issue and offer Class Y shares.
The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.
Portfolio Valuation – Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as discussed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith by the Adviser as "valuation designee" under the oversight of the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees.
Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:
•  Level 1 — quoted prices in active markets for identical securities;
•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
The fair value of a Fund's bonds is generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.
27

PACIFIC CAPITAL FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
The following is a summary of the inputs used, as of April 30, 2023, in valuing each Fund's investments carried at fair value:
Funds	Total Value at 04/30/23	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Capital Tax-Free Securities Fund
Assets
Municipal Bonds	$ 237,636,629	$ —	$ 237,636,629	$ —
Registered Investment Company	1,035,110	1,035,110	—	—
Total Assets	$ 238,671,739	$ 1,035,110	$ 237,636,629	$ —
Pacific Capital Tax-Free Short Intermediate Securities Fund
Assets
Municipal Bonds	$ 40,549,286	$ —	$ 40,549,286	$ —
Municipal Commercial Paper	2,996,434	—	2,996,434	—
Registered Investment Company	405,548	405,548	—	—
Total Assets	$ 43,951,268	$ 405,548	$ 43,545,720	$ —
At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or  otherwise less liquid than publicly traded securities.
For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to their net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Funds had an amount of transfers during the reporting period that was meaningful in relation to their net assets as of the end of the reporting period.
For the year ended April 30, 2023, there were no transfers in or out of Level 3.
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.
Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis.
28

PACIFIC CAPITAL FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.
Dividends and Distributions to Shareholders — Dividends from net investment income for each Fund are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by a Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.
2. Transactions with Related Parties and Other Service Providers
Investment advisory services are provided to the Funds by the Asset Management Group of Bank of Hawaii (the “Adviser”). Under terms of an advisory agreement, the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund are charged an annual fee of 0.20% which is computed daily and paid monthly based upon average daily net assets. The Adviser has contractually agreed to waive its advisory fee (the “Waiver”). The Waiver will remain in effect until August 31, 2023. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust (the “Trust”). While the Adviser is currently waiving its entire investment advisory fee, investors who invest in a Fund through a bank trust account may be subject to account level fees applicable to such amount charged by affiliates of the Adviser, including Bank of Hawaii’s Trust Services Group.
Fee rates for the year ended April 30, 2023, were as follows:
	Maximum Annual Advisory Fee	Net Annual Fees Paid After Contractual Waivers
Pacific Capital Tax-Free Securities Fund	0.20%	0.00%
Pacific Capital Tax-Free Short Intermediate Securities Fund	0.20%	0.00%
Other Service Providers
The Bank of New York Mellon ("BNY Mellon") serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
The Trust, on behalf of the Funds, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and have
29

PACIFIC CAPITAL FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
agreed to compensate the intermediaries for providing those services. The fees incurred by the Funds for these services are included in Transfer agent fees in the Statements of Operations.
Foreside Funds Distributors LLC (the "Underwriter") provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.
Trustees and Officers
The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.
JW Fund Management LLC ("JWFM") provides a Principal Executive Officer and Principal Financial Officer to the Trust. Chenery Compliance Group, LLC ("Chenery") provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to December 1, 2022, ACA Group ("ACA"), operating through its subsidiary, Foreside Fund Officer Services LLC, provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Chenery are compensated for their services provided to the Trust. ACA was compensated for its services provided to the Trust through November 30, 2022.
3. Investment in Securities
For the year ended April 30, 2023, aggregated purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:
	Purchases	Sales
Pacific Capital Tax-Free Securities Fund	$22,619,068	$35,076,649
Pacific Capital Tax-Free Short Intermediate Securities Fund	13,367,845	18,835,389
The Funds are permitted to purchase or sell securities, which have a readily available market quotation, from or to certain other affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees of the Funds. The procedures have been designed to provide assurances that any purchase or sale of  securities by the Funds from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effective at the current market price.
For the year ended April 30, 2023, the Funds did not engage in purchase or sale of securities with affiliated funds under
Rule 17a-7.
4. Capital Share Transactions
For the years ended April 30, 2023 and 2022, transactions in capital shares (authorized shares unlimited) were as follows:
	For the Year Ended April 30, 2023		For the Year Ended April 30, 2022
	Shares	Amount	Shares	Amount
Pacific Capital Tax-Free Securities Fund:
Class Y
Sales	2,316,387	$ 22,357,524	3,941,358	$ 41,130,908
Reinvestments	3,654	35,117	3,401	35,378
Redemptions	(4,195,090)	(40,289,182)	(3,169,894)	(32,664,097)
Net increase/(decrease)	(1,875,049)	$(17,896,541)	774,865	$ 8,502,189
30

PACIFIC CAPITAL FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
	For the Year Ended April 30, 2023		For the Year Ended April 30, 2022
	Shares	Amount	Shares	Amount

Pacific Capital Tax-Free Short Intermediate Securities Fund:
Class Y
Sales	522,746	$ 5,126,766	562,263	$ 5,638,001
Reinvestments	502	4,919	391	3,961
Redemptions	(840,637)	(8,264,097)	(591,817)	(6,004,296)
Net decrease	(317,389)	$ (3,132,412)	(29,163)	$ (362,334)
5. Federal Tax Information
The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net assets were not affected by these adjustments. For the year ended April 30, 2023, there were no reclassifications for the Funds.
The tax character of distributions paid during the year ended April 20, 2023, were as follows:
	Ordinary Income Distributions	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Pacific Capital Tax-Free Securities Fund	$145,429	$145,429	$6,141,549	$6,286,978
Pacific Capital Tax-Free Short Intermediate Securities Fund	31,879	31,879	703,940	735,819

*	Distributions will not tie to Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.
The tax character of distributions paid during the year ended April 30, 2022, were as follows:
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Pacific Capital Tax-Free Securities Fund	$331,448	$ —	$331,448	$5,953,539	$6,284,987
Pacific Capital Tax-Free Short Intermediate Securities Fund	32,313	2,063	34,376	613,565	647,941

*	Distributions will not tie to Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.
31

PACIFIC CAPITAL FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.
As of April 30, 2023, the components of distributable earnings/(loss) on a tax basis were as follows:
	Capital Loss Carryforward	Undistributed Tax Exempt Income	Distributions Payable	Unrealized Appreciation/ (Depreciation)
Pacific Capital Tax-Free Securities Fund	$(2,391,044)	$513,794	$(513,800)	$(6,356,467)
Pacific Capital Tax-Free Short Intermediate Securities Fund	(214,611)	29,591	(68,432)	(543,431)
The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.
The cost for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized depreciation as of April 30, 2023 were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)
Pacific Capital Tax-Free Securities Fund	$245,028,206	$1,820,479	$(8,176,946)	$(6,356,467)
Pacific Capital Tax-Free Short Intermediate Securities Fund	44,494,699	207,056	(750,487)	(543,431)
Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2023, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2023. For the year ended April 30, 2023, the Funds did not have late year ordinary loss deferrals and capital loss deferrals.
Accumulated capital losses represent net capital loss carryforwards as of April 30, 2023 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2023, the Funds’ capital loss carryforwards, which were comprised of both short-term losses and long-term losses, and had an unlimited period of capital loss carryover were as follows:
	Capital Loss Carryforward
	Short-Term	Long-Term
Pacific Capital Tax-Free Securities Fund	$2,081,545	$309,499
Pacific Capital Tax-Free Short Intermediate Securities Fund	80,910	133,701
6. Concentration of Credit Risk
The Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund primarily invest in debt obligations issued by the state of Hawaii and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Funds are more susceptible to factors adversely affecting issues of Hawaii municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.
32

PACIFIC CAPITAL FUNDS
Notes to Financial Statements (Concluded)
April 30, 2023
 7. Debt Investment Risk
Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.
33

PACIFIC CAPITAL FUNDS
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of FundVantage Trust and Shareholders of each of Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund (two of the funds constituting FundVantage Trust, hereafter collectively referred to as the "Funds") as of April 30, 2023, the related statements of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each the five years in the period ended April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended April 30, 2023, and each of the financial highlights for each of the five years in the period ended April 30, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 29, 2023
We have served as the auditor of one or more Asset Management Group of the Bank of Hawaii investment companies since 2010.
34

PACIFIC CAPITAL FUNDS
Shareholder Tax Information
(Unaudited)
The Funds are required by Subchapter M of the Internal Revenue Code, to advise their shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year.
The tax character of distributions paid during the year ended April 30, 2023 were as follows:
	Ordinary Income Distributions	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Pacific Capital Tax-Free Securities Fund	$145,429	$145,429	$6,141,549	$6,286,978
Pacific Capital Tax-Free Short Intermediate Securities Fund	31,879	31,879	703,940	735,819

*	Distributions will not tie to Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.
Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations for the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund is 100% and 100%, respectively.
All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.
Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.
Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.
In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.
35

PACIFIC CAPITAL FUNDS
Other Information
(Unaudited)
Proxy Voting
Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6034 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.
Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to its reports on Form N-PORT. The Funds' portfolio holdings on Form N-PORT are available on the SEC's website at http://www.sec.gov.
Board Considerations with Respect to the Approval of the Continuation of the Investment Advisory Agreement with Asset Management Group of Bank of Hawaii
At an in-person meeting held on March 13-14, 2023 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between the Asset Management Group of Bank of Hawaii (“AMG of BOH” or the “Adviser”) and the Trust (the “Agreement”) on behalf of the Pacific Capital Tax-Free Securities Fund (“Pacific Capital TF Fund”), Pacific Capital Tax-Free Short Intermediate Securities Fund (“Pacific Capital TFSI Fund”) and Pacific Capital U.S. Government Money Market Fund (“Pacific Capital MMF”) (together the “Pacific Capital Funds”). At the Meeting, the Board considered the continuation of the Agreement with respect to each Fund for an additional one-year period.
In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, considered information provided by AMG of BOH in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “AMG of BOH 15(c) Response”) regarding (i) the services performed or to be performed by AMG of BOH for the Pacific Capital Funds, (ii) the composition and qualifications of AMG of BOH’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the Pacific Capital Funds, (iv) investment performance, (v) the financial condition of Bank of Hawaii, of which AMG of BOH is a division thereof, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Pacific Capital Funds and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on AMG of BOH’s ability to service the Pacific Capital Funds, and (x) compliance with the Pacific Capital Funds’ investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. In addition to the information in the AMG of BOH 15(c) Response, the Trustees received additional information at Board meetings throughout the year covering matters such as the performance of each Pacific Capital Fund compared against its Lipper Index and its benchmark; compliance with the Pacific Capital Funds’ investment objectives, policies, strategy and limitations; the compliance of portfolio management personnel with applicable codes of ethics; and the adherence to pricing procedures as established by the Board.
The Board considered additional information provided by representatives from AMG of BOH invited to participate in the Meeting regarding AMG of BOH’s history, performance, investment strategy, and compliance program. Representatives of AMG of BOH responded to questions from the Board. In addition to the foregoing information, the Trustees also considered other factors they believed to be relevant to considering the approval of the Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the Pacific Capital Funds and AMG of BOH, as provided by the terms of the Agreement, including the advisory fees under the Agreement, were fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.
36

PACIFIC CAPITAL FUNDS
Other Information (Continued)
(Unaudited)
Based on the AMG of BOH 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided (or to be provided) by AMG of BOH are appropriate and consistent with the terms of the Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Pacific Capital Funds are likely to benefit from the provision of those services, (iv) AMG of BOH has sufficient personnel, with the appropriate skills and experience, to serve the Pacific Capital Funds effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Pacific Capital Funds is likely to continue under the Agreement.
The Trustees considered the investment performance for the Pacific Capital Funds (as applicable) and AMG of BOH. The Trustees reviewed historical performance charts which showed the performance of the Pacific Capital Funds as compared to their respective Lipper categories for the one year, three year, five year and ten year periods ended December 31, 2022, as applicable. The Trustees considered the short term and long term performance of the Pacific Capital Funds, as applicable. The Trustees noted that they considered performance reports provided at Board meetings throughout the year.
Pacific Capital Tax-Free Securities Fund. The Trustees noted that the Pacific Capital TF Fund’s Class Y shares outperformed the Lipper Other States Intermediate Municipal Debt Funds Index for the one year, three year, five year and ten year periods ended December 31, 2022.
Pacific Capital Tax-Free Short Intermediate Securities Fund. The Trustees noted that the Pacific Capital TFSI Fund’s Class Y shares outperformed the Lipper Other States Short-Intermediate Municipal Debt Funds Index for the one year and three year periods ended December 31, 2022, underperformed for the ten year period ended December 31, 2022, and performed in line for the five year period ended December 31, 2022.
Pacific Capital U.S. Government Money Market Fund. The Trustees noted that the Pacific Capital MMF Fund had ceased operations during the period ended December 31, 2022 and therefore did not have relevant performance information to compare.
The Trustees concluded that the performance of each of the Pacific Capital Funds, as applicable, was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.
The Trustees noted that the representatives of AMG of BOH had provided information regarding its advisory fees and an analysis of these fees in relation to the services provided to the Pacific Capital Funds and any other ancillary benefit resulting from AMG of BOH’s relationship with the Funds.
The Trustees also reviewed information regarding the fees AMG of BOH charges to certain other clients and evaluated explanations provided by AMG of BOH as to differences in fees charged to the Funds and other similarly managed accounts, where applicable. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Pacific Capital Funds versus those funds in the Fund’s applicable Lipper category (the “Peer Group”). The Trustees concluded that the advisory fees and services provided by AMG of BOH are consistent with those of other advisers that manage mutual funds with investment objectives, strategies and policies similar to those of the Funds as measured by the information provided by AMG of BOH.
The Board considered, among other data, the specific factors and related conclusions set forth below with respect to the Pacific Capital Funds:
Pacific Capital Tax-Free Securities Fund. The Trustees noted that the contractual advisory fee and net total expense ratio for the Pacific Capital TF Fund’s Class Y shares were lower than the median of the contractual advisory fee and net total expense ratio for those funds in the Pacific Capital TF Fund’s Peer Group.
Pacific Capital Tax-Free Short Intermediate Securities Fund. The Trustees noted that the contractual advisory fee and net total expense ratio for the Pacific Capital TFSI Fund’s Class Y shares were lower than the median of the contractual advisory fee and net total expense ratio for those funds in the Pacific Capital TFSI Fund’s Peer Group.
37

PACIFIC CAPITAL FUNDS
Other Information (Continued)
(Unaudited)
Pacific Capital U.S. Government Money Market Fund. The Trustees noted that the Pacific Capital MMF Fund had ceased operations during the period ended December 31, 2022 and therefore did not have relevant fee and expense information to compare.
The Trustees considered the costs of the services provided by AMG of BOH, the compensation and benefits received by AMG of BOH in providing services to the Pacific Capital Funds, the profitability and certain additional information related to the financial condition of Bank of Hawaii, of which AMG of BOH is a division thereof. In addition, the Trustees considered any direct or indirect revenues received by affiliates of AMG of BOH.
The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Pacific Capital Funds grow, and whether the advisory fee levels reflect those economies of scale for the benefit of shareholders. The Board concluded that because AMG of BOH was currently waiving its entire advisory fee with respect to each of the Pacific Capital Funds, economies of scale were not a material factor in the Board's decision to renew the Agreement.
At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved the continuation of the AMG of BOH Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.
38

PACIFIC CAPITAL FUNDS
Privacy Notice
(Unaudited)
The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.
We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.
To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.
If you have questions or comments about our privacy practices, please call us at (888) 678-6034.
39

PACIFIC CAPITAL FUNDS
Fund Management
(Unaudited)
FundVantage Trust (the "Trust") is governed by a Board of Trustees (the "Trustees"). The primary responsibility of the Trustees is to represent the interest of the Trust's shareholders and to provide oversight management of the Trust.
The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an "interested person" of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust ("Underwriter"), within the meaning of the 1940 Act and each Trustee is referred to as an "Independent Trustee" and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust's business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.
The Statement of Additional Information for the Funds contain additional information about the Trustees and is available, without charge, upon request by calling (888) 678-6034.
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	36	Optimum Fund
Trust
(registered
investment
company with
6 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
					1 portfolio).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	36	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).
40

PACIFIC CAPITAL FUNDS
Fund Management (Continued)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	36	Brinker Capital
Destinations
Trust
(registered
investment
company with
10 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio).
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	36	Lincoln
Variable
Trust
Products Trust
(registered
investment
company with
97 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio).
41

PACIFIC CAPITAL FUNDS
Fund Management (Concluded)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	36	Copeland Trust
(registered
investment
company with
3 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio).
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
CHRISTINE S. CATANZARO Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2022.	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.
T. RICHARD KEYES Date of Birth: 1/57	Vice President	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.
GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.
JOHN CANNING Date of Birth: 11/70	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2022.	Director of Chenery Compliance Group, LLC from March 2021 to present; Senior Consultant of Foreside Financial Group from August 2020 to March 2021; Chief Compliance Officer & Chief Operating Officer of Schneider Capital Management LP from May 2019 to July 2020; Chief Operating Officer and Chief Compliance Officer of Context Capital Partners, LP from March 2016 to March 2018 and February 2019, respectively.
42

Investment Adviser
Asset Management Group of Bank of Hawaii
111 South King Street, 4th Floor,
Honolulu, HI 96813
Administrator
The Bank of New York Mellon
301 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
500 Ross Street, 154-0520
Pittsburgh, PA 15262
Principal Underwriter
Foreside Funds Distributors LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042
Legal Counsel
Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103
PAC-0423

Polen Growth Fund
Polen Global Growth Fund
Polen International Growth Fund
Polen U.S. Small Company Growth Fund
Polen International Small Company Growth Fund
Polen Emerging Markets Growth Fund (formerly, Polen Global Emerging Markets Growth Fund)
Polen U.S. SMID Company Growth Fund
Polen Global SMID Company Growth Fund
Polen Emerging Markets ex China Growth Fund
Polen Bank Loan Fund
Polen Upper Tier High Yield Fund
of
FundVantage Trust
Institutional Class
Investor Class
Class Y
ANNUAL REPORT
April 30, 2023
This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

POLEN CAPITAL MANAGEMENT
Annual Investment Adviser's Report
April 30, 2023
(Unaudited)
Dear Shareholders,
This past fiscal year, inflation and monetary policy seemed to drive a stark shift in market sentiment and psychology, creating a volatile backdrop for investors. In this top-down driven environment, we saw broad-based declines across asset classes and regions as geopolitical uncertainty, persistent inflation, the rampant speed of rising rates, and concerns about slower global growth and a looming recession were the primary sources of volatility. Toward the end of the period, turmoil in the global banking sector added to an already noisy backdrop. As fundamental, bottom-up driven investors, the environment was certainly difficult to navigate, but periods like these reinforce our discipline and commitment to our investment process and our long-term mindset.
Look Back on Equity Markets
Equity markets began the period sharply lower. Amid the swift onset of rising interest rates, this downward trend continued as many growth-oriented companies experienced a reset of valuations against a backdrop of global supply chain issues and rising costs. These macro factors, which had been ongoing for several months, were only exacerbated by the war in Ukraine. Companies that we might expect to withstand a market drawdown—those with wide competitive moats and sound fundamentals—experienced just the opposite, despite many of them having generated solid earnings growth throughout the period. Investors rotated toward commodity-based sectors, an area we typically do not invest, and sectors that underperformed the prior year. Further, many of the companies we own faced tough comparisons throughout the period after seeing a pull-forward in earnings growth from the COVID-19 pandemic. Essentially, the market did not reward, and seemingly punished, the types of businesses we seek to own for much of the fiscal period.
By the first quarter of 2023, however, we saw a flight to quality that was more consistent with past market drawdowns, as market participants became more focused on recession risk and banking liquidity and funding issues surfaced. The 2023 global banking crisis1 served as a reminder as to why we stick to our investment principles and focus on highly differentiated, cash-rich companies that we feel are built to weather tougher economic environments.
While valuations have been pressured over the period, the companies with the high-quality characteristics we look for are trading at attractive valuations. For us, this signals opportunities for active management, especially if one focuses on looking at a company’s growth potential over the next three to five years. We believe that if we can purchase these businesses at fair prices, over time, share prices will follow earnings growth.
Look Back on Leveraged Credit Markets
For leveraged credit markets, the same macroeconomic and geopolitical factors also pressured performance. High yield bonds were rocked on many fronts as rising rates and widening spreads led to price declines and losses across all ratings tiers for most of the fiscal year 2022. However, as the calendar turned to 2023, investor sentiment improved and high yield bonds rallied, stopped only briefly by the volatility created by banking system woes. Despite the volatility, the high yield market produced a modest gain in the fiscal period, along with BB-rated and B-rated bonds. However, CCC-rated bonds, which have outperformed their higher-rated peers thus far in 2023, continue to dig out of the hole from 2022 and produced a loss during the fiscal period.
Not surprisingly, in 2022, leveraged loans, with their floating coupons and lower sensitivity to rate increases, significantly outperformed their fixed-rate, high yield bond peers. Loan prices were not immune to top-down pressures. That said, the ratcheting up of coupon income as base rates such as LIBOR and SOFR rose, provided much needed relief and offset most of those price declines. Like high yield bonds during the period, higher-rated loans outperformed lower-rated loans. Lower-rated loans, with their higher interest burdens and the greater pressure on fundamentals in softening economic environment, have rebounded to a lesser degree. Although leveraged loan performance has lagged that of high yield bonds thus far in 2023, loans meaningfully outperformed during the entire fiscal period.
While volatility can be difficult for investors to digest, this type of environment demands even greater discipline. Today, both high yield bonds and leveraged loans offer a compelling yield, the likes of which have not been available for some time.
Going Forward
Fear and uncertainty can heavily influence the short term, and risks, whether it be inflation and the path of interest rates, credit availability, or the economy, continue to cloud the backdrop. Despite the uncertainty, we strive to operate with clarity and conviction rooted in our investment process.

[1]	In March 2023, three small- to mid-size U.S. banks failed, triggering a sharp decline in global bank stock prices and a contagion effect around the worldwide.

POLEN CAPITAL MANAGEMENT
Annual Investment Adviser’s Report (Continued)
April 30, 2023
(Unaudited)
While equity markets did not reward the high-quality growth stocks we seek throughout the period, our experience tells us that consistent, repeatable earnings growth drives shareholder returns over time. Going forward, markets still may be heavily influenced by central bank activity and the macroeconomic picture, and we do not pretend to know what the future holds. Yet, we have remained disciplined by focusing our attention squarely on what we consider to be only the most competitively advantaged growth companies that meet our investment criteria. We have also taken advantage of short-term share price dislocations to lean in to these highly advantaged businesses.
From a credit perspective, volatility appears unavoidable in the near term. We, nonetheless, remain optimistic about prospects over the intermediate to long term. Inflation may take some time to alleviate; however, absent any additional negative shocks (such as renewed weakness in the banking sector), we believe that the market has already absorbed the bulk of the U.S. Federal Reserve's rate hikes this cycle. In addition, we believe the market turmoil over the past year, especially when combined with higher interest rates, improved the forward return trajectory for leveraged credit. Specifically, leveraged credit now offers compelling absolute yields, with stronger fundamentals relative to pre-pandemic conditions.
Despite periods of volatility, our decades of experience have shown us that when an investor extends their timeline beyond quarters and into years, the short-term rotations tend to fade into the background. As always, our clients come first, and the best way we can serve them is to remain focused on long-term outcomes supported by rigorous, bottom-up research and due diligence. To that end, we will continue to seek compelling investment opportunities and use active management to our advantage in these types of environments.
Thank you for investing with Polen Capital and placing your trust in us.
Sincerely,
The Large Company Growth Team Polen Growth Fund:		The Small Company Growth Team Polen U.S. Small Company Growth Fund & Polen U.S. SMID Company Growth Fund:

Dan Davidowitz	Brandon Ladoff	Rayna Lesser Hannaway	Whitney Young Crawford
Polen Global Growth Fund:		Polen International Small Company Growth Fund & Polen Global SMID Company Growth Fund:

Damon Ficklin	Jeff Mueller	Rob Forker
Polen International Growth Fund:

Todd Morris	Daniel Fields

POLEN CAPITAL MANAGEMENT
Annual Investment Adviser’s Report (Concluded)
April 30, 2023
(Unaudited)
The Emerging Markets Growth Team Polen Emerging Markets Growth Fund (formerly, Polen Global Emerging Markets Growth Fund) & Polen Emerging Markets ex China Growth Fund:

Damian Bird	Dafydd Lewis	Rishikesh Patel
High Yield Team: Polen Bank Loan Fund		Polen Upper Tier High Yield Fund

John Sherman	Ben Santonelli	Dave Breazzano	Roman Rjanikov
This is being provided for informational purposes only. Opinions and views expressed constitute the judgment of Polen Capital as of the date of this document, may involve a number of assumptions and estimates which are not guaranteed, and are subject to change without notice. Although the information and any opinions or views given have been obtained from or based on sources believed to be reliable, no warranty or representation is made as to their correctness, completeness or accuracy. Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice, including any forward-looking estimates or statements which are based on certain expectations and assumptions. The views and strategies described may not be suitable for all clients. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations. This document does not identify all the risks (direct or indirect) or other considerations which might be material when entering any financial transaction.

POLEN GROWTH FUND
Annual Investment Adviser's Report
April 30, 2023
(Unaudited)
Performance Summary:
• The period under review has seen the Polen Growth Fund (the “Fund”) exposed to a confluence of top-down pressures of a magnitude not experienced throughout the Fund’s history. A rapidly rising interest rate structure, supply chain disruptions, geopolitical tensions, regional bank failures, and a very strong U.S. Dollar (USD) have combined to dampen the earnings growth of the Fund’s holdings over the near term. Combined with a lingering COVID ‘grow over’ impact the Fund’s total returns were well below our long-term expectations for the 12 months to the end of April 2023.
•  Moving into 2023, however, there appears to be a renewed focus on company fundamentals, with market participants distinguishing between good, average, and poor businesses. The Fund’s holdings adhere rigorously to our five investment guardrails, which define quality, within our consistently applied 34-year investment process. We believe that the Fund is well-positioned to return to the longer-term earnings growth that will ultimately drive share price appreciation.
• For the fiscal year ended April 30, 2023, the Polen Growth Fund’s Institutional share class returned -5.67% net of fees versus the Russell 1000® Growth Index, which returned 2.33%.
• Since inception on September 15, 2010 to April 30, 2023, the Fund’s Institutional share class returned on an annualized basis 13.24% net of fees versus 15.08% for the Russell 1000® Growth Index.
The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.
Top Absolute Contributors:
During the period, the top absolute contributors to the Fund’s performance were Netflix, Salesforce, and Microsoft.
• Netflix is the leading global subscription TV streaming service. In the summer of 2022, we added to our position meaningfully after our research indicated that the company’s two new monetization levers (requiring fees for shared passwords and the introduction of an advertising-supported subscription) would be very additive to the company’s revenue and profits beginning in early 2023. The company has since announced plans to disallow password sharing, which should provide a boost to revenue and profit growth nearly immediately, as account holders or those that are borrowing passwords are required to pay to continue to watch Netflix content. The ad-supported subscription tier should also be a clear positive, in our view, not only for the company’s financials but also for consumers and marketers alike.
• Salesforce develops and sells CRM and related software. The company’s strong share price performance was due to resilient revenue growth, despite the tough selling environment in recent quarters, and management’s actions to improve governance structures and streamline operations, including reducing headcount and overall operating expenses as a percentage of sales on a go-forward basis. While we have long admired Salesforce’s market leading enterprise software across several cloud offerings, we have also believed that the company’s cost structure was bloated. We applaud management’s decision to become a more streamlined and profitable business without sacrificing product development efforts, especially as we also continue to expect healthy revenue growth over the coming five years.
• Microsoft is a global software and cloud computing business. It is a highly advantaged business with a strong moat (e.g. ability to maintain a competitive advantage) both in the provision of Office 365 software and its Azure cloud solutions. Cloud should continue to grow at an attractive rate and Microsoft is one of a handful of global providers that will continue to benefit. The strong recurring revenues from Office subscriptions underpin Microsoft’s position as a key SaaS ("Software as a Service") business.
Top Absolute Detractors:
Meta Platforms ("Meta"), Airbnb, and Amazon were the top absolute detractors for the period.
• Meta develops social media platforms including Facebook, Instagram, and WhatsApp. We liquidated our position in Meta Platforms during the period after CEO Mark Zuckerberg announced an aggressive plan to accelerate internal investment into developing the Metaverse. The magnitude of the planned investment gave us pause, but the core business remained healthy from our perspective, despite several challenges regarding Apple platform changes, competition in the form of short-form video and the

POLEN GROWTH FUND
Annual Investment Adviser’s Report (Continued)
April 30, 2023
(Unaudited)
online ad market starting to slow due to economic pressures. While each of these are very real challenges, we felt that they were temporary headwinds that could be overcome and that Meta maintained a strong competitive position. User growth and engagement on the platform remained healthy. Late 2022, however, the company announced plans to grow expenses and investments at a shocking pace in 2023 in light of current realities. This seemed like a governance failure to us with management failing to balance stakeholders’ interests effectively, leading us to exit the position.
• Airbnb operates an online platform for travel and accommodation. There have been market concerns that the business is now mature, especially as travel has recovered post-COVID, and that the company will struggle to add capacity to meet demand. We believe that there is plenty of opportunity for growth with private rentals, which still only account for a mid-teens percentage of global room nights. The company is highly disciplined in using technology to improve the host and guest experience. Supply continues to come onstream and, unlike the hotel industry, the supply is highly dynamic and can quickly respond to where there is demand. Valuation is attractive, and we believe that the company can opportunistically expand beyond its core offering of accommodation, like adding experiences to the travel package.
• Amazon is a global online retailer and provider of cloud-based services alongside a rapidly growing advertising business. The company’s share price suffered over the period as COVID ‘grow over’ issues impacted the company’s fundamentals near term. Operating margins dipped recently to only 2%, as volume growth slowed in 2022 after more than doubling the company headcount and fulfillment center capacity from 2019-2022, with capital expenditures growing nearly 4x over this period. We expect to see material operating margin improvements from here as CEO Andy Jassy has clearly laid out a plan to right-size the company’s cost structure and eliminate projects with limited or no benefit to the company. In addition, as higher-margin segments, like third-party retail, Amazon Web Services (AWS), and advertising, become larger parts of the business Amazon’s longer-term free cash flow margins should approach or eclipse 10%. We believe this will drive compelling earnings and free cash flow growth. We increased our weighting in Amazon due to what we believe is a unique confluence of excellent long-term growth, a tremendous moat, and now a highly discounted valuation. Amazon’s COVID ‘grow over’ issue for its retail businesses is winding down. We have already seen accelerating growth in paid units, which are now growing 8% versus roughly zero over the last few quarters (excluding Prime Day benefits); third-party seller revenue growth has accelerated to mid-20% growth; advertising revenue is maintaining nearly 20% growth despite a tough environment for digital ads; and we are seeing more expense discipline starting to show through.
This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2023, and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.
Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The index is maintained by the FTSE Russell, a subsidiary of the London Stock Exchange Group.
The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved by an individual investor. In addition, an investor’s holdings may be materially different from those within the index. Indices are unmanaged and one cannot invest directly in an index.
This is being provided for informational purposes only. Opinions and views expressed constitute the judgment of Polen Capital as of the date of this document, may involve a number of assumptions and estimates which are not guaranteed, and are subject to change without notice. Although the information and any opinions or views given have been obtained from or based on sources believed to be reliable, no warranty or representation is made as to their correctness, completeness or accuracy. Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice, including any forward-looking estimates or statements which are based on certain expectations and assumptions. The views and strategies described may not be suitable for all clients. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations. This document does not identify all the risks (direct or indirect) or other considerations which might be material when entering any financial transaction.
The information provided in this document should not be construed as a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will be in the composite at the time you receive this document or

POLEN GROWTH FUND
Annual Investment Adviser’s Report (Concluded)
April 30, 2023
(Unaudited)
that any securities sold have not been repurchased. The securities discussed do not necessarily represent the composite’s entire portfolio. Actual holdings will vary depending on the size of the account, cash flows, restrictions, and any trade orders in progress on the date as of when holdings are shown. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable or that any investment recommendations we make in the future will equal the investment performance of the securities discussed herein. For a complete list of Polen’s past specific recommendations holdings and current holdings as of the current quarter end, please contact info@polencapital.com.

POLEN GROWTH FUND
Annual Report
Performance Data
April 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen Growth Fund Institutional Class Shares vs Russell 1000® Growth Index and S&P 500® Index
Average Annual Total Returns for the Years Ended April 30, 2023
	1 Year	3 Years	5 Years	10 Years
Institutional Class	-5.67%	5.33%	10.36%	12.94%
S&P 500® Index	2.64%	14.50%	11.42%	12.18%
Russell 1000® Growth Index	2.33%	13.61%	13.79%	14.45%
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN GROWTH FUND
Performance Data (Concluded)
April 30, 2023
(Unaudited)
Comparison of Change in Value of $10,000 Investment in Polen Growth Fund Investor Class Shares vs Russell 1000® Growth Index and S&P 500® Index
Average Annual Total Returns for the Years Ended April 30, 2023
	1 Year	3 Years	5 Years	10 Years
Investor Class	-5.92%	5.06%	10.08%	12.65%
S&P 500® Index	2.64%	14.50%	11.42%	12.18%
Russell 1000® Growth Index	2.33%	13.61%	13.79%	14.45%
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s “Total Annual Fund Operating Expenses” as stated in the current prospectus dated September 1, 2022, as supplemented, are 0.96% for the Institutional Class shares and 1.21% for the Investor Class shares, respectively, of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2023 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed by the Adviser on or after January 1, 2017 with respect to the Fund for a three (3) year period following the date of such fee waiver and/or expense reimbursement. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.
The Fund evaluates its performance as compared to that of the Standard & Poor’s 500 (“S&P 500®”) Index and the Russell 1000® Growth Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Growth Index companies with higher price-to-book ratios and higher forecasted growth values. It is impossible to invest directly in an index.
All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

POLEN GLOBAL GROWTH FUND
Annual Investment Adviser's Report
April 30, 2023
(Unaudited)
Performance Summary:
• The period under review has seen the Polen Global Growth Fund (the “Fund”) exposed to a confluence of top-down pressures of a magnitude not experienced throughout the Fund’s history. A rapidly rising interest rate structure led by the U.S. Federal Reserve ("Fed"), supply chain disruptions, geopolitical tensions, bank failures in the US and Switzerland, and a very strong U.S. Dollar (USD) have combined, variously, to dampen the earnings growth of the Fund’s holdings over the near term.
•  Combined with a lingering COVID ‘grow over’ impact, the Fund’s total returns were below our long-term expectations for the twelve months ended of April 2023.
•  Moving into 2023, however, there appears to be a renewed focus on company fundamentals, with market participants distinguishing between good, average, and poor businesses. The Fund’s holdings adhere to our five investment guardrails, which define quality, within our consistently applied 34-year investment process. We believe that the Fund is well-positioned to return to the longer-term earnings growth that will ultimately drive share price appreciation.
• For the fiscal year ended April 30, 2023, the Polen Global Growth Fund’s (the “Fund”) Institutional share class returned 1.80% net of fees versus the MSCI All Country World® Index, which returned 2.06%.
• Since inception on December 30, 2014 to April 30, 2023, the Fund’s Institutional share class returned on an annualized basis 10.20% net of fees versus 7.47% for the MSCI All Country World® Index.
The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.
Top Absolute Contributors:
During the period, the top absolute contributors to the Fund’s performance were SAP, LVMH, and Microsoft.
• SAP is a German-headquartered global business software company. SAP has a long-term vision for a cloud transition, and this strategy is beginning to bear fruit. The cloud backlog and cloud sales are both accelerating, as well as margins moving higher in the most recent quarter. It appears that the company is past the tipping point with respect to the transition, and we believe the growth is proving to be durable, despite the macroeconomic environment. SAP is trading at a fair price, according to our analysis, while offering mission-critical software products with >80% recurring revenue. We think the company can grow free cash flow per share in the mid-teens, even in a tough environment.
• LVMH is based in France and maintains a portfolio of global luxury brands across the fashion, jewelry, luggage and alcoholic beverages segments. The company persists in confounding market expectations, which have been anticipating slower growth as the economy softens. Total company sales maintained their organic growth with the Fashion & Leather segment continuing to be the leading driver. While growth will moderate from this elevated rate, sales have grown at roughly 10% rate during the trailing three-year period and margins have expanded, showing little impact from the pandemic environment.
• Microsoft is a global software and cloud computing business. It is a highly advantaged business with a strong moat (e.g. ability to maintain a competitive advantage) both in the provision of Office 365 software and its Azure cloud solutions. Cloud should continue to grow at an attractive rate and Microsoft is one of a handful of global providers that will continue to benefit. The strong recurring revenues from Office subscriptions underpin Microsoft’s position as a key SaaS ("Software as a Service") business.
Top Absolute Detractors:
Meta Platforms ("Meta"), Adidas, and ICON were the top absolute detractors for the period.
• Meta develops social media platforms including Facebook, Instagram, and WhatsApp. We liquidated our position in Meta Platforms during the period. CEO Mark Zuckerberg announced an aggressive plan to accelerate internal investment into developing the Metaverse. The magnitude of the planned investment gave us pause, but we maintained a small position because the core business remained healthy from our perspective, despite several challenges regarding Apple platform changes, competition in the form of short-form video, and the online ad market starting to slow due to economic pressures. While each of

POLEN GLOBAL GROWTH FUND
Annual Investment Adviser’s Report (Continued)
April 30, 2023
(Unaudited)
these are very real challenges, we felt that they were temporary headwinds that could be overcome and that Meta maintained a strong competitive position. User growth and engagement on the platform remained healthy. Late 2022, however, the company announced plans to grow expenses and investments at a shocking pace in 2023 in light of current realities. This seemed like a governance failure to us with management failing to balance stakeholders’ interests effectively. After a period of reflection, we exited the position.
• Adidas is a global manufacturer of sports clothing, shoes, and equipment. Adidas continues to face challenges that began before the onset of the pandemic. Prior to the pandemic, Adidas had been intentionally slowing wholesale expansion to better align product inventory with targeting advertising to China’s lower income, tier two and three cities. Management has admitted that, at the same time, the company did not invest enough in driving brand interest and cultural significance to counter competition from both Nike and domestic Chinese brands. COVID forced Adidas to reset everything in the country, resulting in further inventory surpluses. On top of this, the company faced a serious backlash within China from the Xinjiang boycotts. 2022 saw an extension of these issues, which culminated with the announcement that CEO Kasper Rorsted would leave early 2023. We exited the position in Q4 of 2022.
• ICON is a leading contract research organization (CRO) that provides research and testing facilities to global pharmaceutical companies of all sizes. While not reflected in the stock price performance, fundamentals remain solid for ICON. The integration with PRA Health is progressing nicely, customer retention remains high (it has had no significant customers leave), and employee attrition continues to improve. Despite continued disruption from COVID, weakness in biotech funding, and the ongoing war in Ukraine, top-line growth remains in line with long-term expectations of mid- to high single-digits. Additionally, ICON continues to expect to reach $10 billion in sales by 2025. Specifically, in 2022, sales grew 7.8% and 4.4%, respectively, in the first and second quarters on a constant currency basis. And, in the second quarter, sales grew 16% excluding COVID-related studies. Profitability remains stable to slightly improving as COVID-related studies continue to wind down (these studies have lower gross margins on average), with gross margins in the high-20s and operating margins in the mid- to high-teens. The combined company, which benefits from certain scale advantages, continues to win new business, and growth in backlog has accelerated (to $20 billion as of the end of the second quarter).
This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2023 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.
Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The MSCI All Country World® Index is a market capitalization weighted equity index that measures the performance of large and mid-cap segments across developed and emerging market countries. The index is maintained by Morgan Stanley Capital International. The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved by an individual investor. In addition, an investor’s holdings may be materially different from those within the index. Indices are unmanaged and one cannot invest directly in an index.
The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved by an individual investor. In addition, an investor’s holdings may be materially different from those within the index. Indices are unmanaged and one cannot invest directly in an index.
This is being provided for informational purposes only. Opinions and views expressed constitute the judgment of Polen Capital as of the date of this document, may involve a number of assumptions and estimates which are not guaranteed, and are subject to change without notice. Although the information and any opinions or views given have been obtained from or based on sources believed to be reliable, no warranty or representation is made as to their correctness, completeness or accuracy. Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice, including any forward-looking estimates or statements which are based on certain expectations and assumptions. The views and strategies described may not be suitable for all clients. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations. This document does not identify all the risks (direct or indirect) or other considerations which might be material when entering any financial transaction.

POLEN GLOBAL GROWTH FUND
Annual Investment Adviser’s Report (Concluded)
April 30, 2023
(Unaudited)
The information provided in this document should not be construed as a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will be in the composite at the time you receive this document or that any securities sold have not been repurchased. The securities discussed do not necessarily represent the composite’s entire portfolio. Actual holdings will vary depending on the size of the account, cash flows, restrictions, and any trade orders in progress on the date as of when holdings are shown. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable or that any investment recommendations we make in the future will equal the investment performance of the securities discussed herein. For a complete list of Polen’s past specific recommendations holdings and current holdings as of the current quarter end, please contact info@polencapital.com.

POLEN GLOBAL GROWTH FUND
Annual Report
Performance Data
April 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen Global Growth Fund Institutional Class Shares vs MSCI All Country World® Index (“ACWI”) (Net Dividend)
Average Annual Total Returns for the Periods Ended April 30, 2023
	1 Year	3 Years	5 Years	Since Inception*
Institutional Class	1.80%	6.01%	8.76%	10.20%
MSCI All Country World® Index (“ACWI”) (Net Dividend)	2.06%	12.04%	7.03%	7.47% **

*	The Polen Global Growth Fund (the “Fund” ) Institutional Class commenced operations on December 30, 2014.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN GLOBAL GROWTH FUND
Performance Data (Continued)
April 30, 2023
(Unaudited)
Comparison of Change in Value of $10,000 Investment in Polen Global Growth Fund Investor Class Shares vs MSCI All Country World® Index (“ACWI”) (Net Dividend)
Average Annual Total Returns for the Periods Ended April 30, 2023
	1 Year	3 Years	5 Years	Since Inception*
Investor Class	1.59%	5.76%	8.51%	10.17%
MSCI All Country World® Index (“ACWI”) (Net Dividend)	2.06%	12.04%	7.03%	7.78% **

*	The Polen Global Growth Fund (the “Fund”) Investor Class commenced operations on July 6, 2015.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s “Total Annual Fund Operating Expenses” as stated in the current prospectus dated September 1, 2022, as supplemented, are 0.99% for the Institutional Class shares and 1.24% for the Investor Class shares, respectively, of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.10% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2023 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.
The Fund evaluates its performance as compared to that of the MSCI ACWI (Net Dividend), which captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,884 constituents, the index covers approximately 85% of the global investable equity opportunity set. Indexes are unmanaged and it is not possible to invest directly in an index.

POLEN GLOBAL GROWTH FUND
Performance Data (Concluded)
April 30, 2023
(Unaudited)
All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.
The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

POLEN INTERNATIONAL GROWTH FUND
Annual Investment Adviser's Report
April 30, 2023
(Unaudited)
Performance Summary:
• The period under review has seen the Polen International Growth Fund (the” Fund”) exposed to a confluence of top-down pressures of a magnitude not experienced throughout the Fund’s history. A rapidly rising interest rate structure led by the U.S. Federal Reserve ("Fed"), supply chain disruptions, geopolitical tensions, bank failures in the US and Switzerland, and a very strong US dollar have combined, variously, to dampen the earnings growth of the Fund’s holdings over the near term.
•  Combined with a lingering COVID ‘grow over’ impact the Fund’s total returns were below our long-term expectations for the 12 months to the end of April 2023.
•  Moving into 2023, however, there appears to be a renewed focus on company fundamentals, with market participants distinguishing between good, average, and poor businesses. The Fund’s holdings adhere to our five investment guardrails, which define quality, within our consistently applied, 34-year investment process. We believe that the Fund is well-positioned to return to the longer-term earnings growth that will ultimately drive share price appreciation.
• For the fiscal year ended April 30, 2023, the Polen International Growth Fund’s (the “Fund”) institutional share class returned 3.78% net of fees versus the MSCI All Country World® Index (ex-USA), which returned 3.05%.
• Since inception on December 30, 2016 to April 30, 2023, the Fund’s institutional share class returned 6.53% net of fees versus 5.98% for the MSCI All Country World® Index (ex-USA).
The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.
Top Absolute Contributors:
During the period, the top absolute contributors to the Fund’s performance were SAP, Evolution AB, and LVMH.
• SAP is a German-headquartered global business software company. SAP has a long-term vision for a cloud transition, and this strategy is beginning to bear fruit. The cloud backlog and cloud sales are both accelerating, as well as margins moving higher in the most recent quarter. It appears that the company is past the tipping point with respect to the transition, and we believe the growth is proving to be durable, despite the macroeconomic environment. SAP is trading at a fair price, according to our analysis, while offering mission-critical software products with >80% recurring revenue. We think the company can grow free cash flow per share in the mid-teens, even in a tough environment.
• Evolution AB, the online gaming provider, continues to generate attractive growth as a result of favorable secular trends within its industry and its solid value proposition to its customers. As one measure, the company has increased sales 10x over the past six years, reflecting not only the value proposition to casino operators but also the large market opportunity Evolution is penetrating. The company’s recent earnings and outlook for 2023 continue to support our favorable long-term view.
• LVMH is based in France and maintains a portfolio of global luxury brands across the fashion, jewelry, luggage, and alcoholic beverages segments. The company persists in confounding market expectations, which have been anticipating slower growth as the economy softens. Total company sales maintained their organic growth with the Fashion & Leather segment continuing to be the leading driver. While growth will likely moderate from this elevated rate, sales have grown at roughly 10% rate during the trailing three-year period and margins have expanded, showing little impact from the pandemic environment.
Top Absolute Detractors:
Tencent Holdings, ICON, and Teleperformance were the top absolute detractors for the period.
• Tencent Holdings, a dominant Chinese internet-based tech and multimedia platform, has been pressured over the past year from COVID-related lockdowns and supply chain disruptions. This compounded the pre-existing macro headwinds facing Tencent’s business, including slowing economic growth and adverse regulation negatively impacting online advertising and gaming. We

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ultimately exited the position in October 2022.  Importantly, we continue to believe Tencent has strong competitive advantages and good growth prospects over the medium term. However, we felt it was prudent to move on considering rising political, economic and geopolitical risks in China.
• ICON is a leading contract research organization (CRO) that provides research and testing facilities to global pharmaceutical companies of all sizes. While not reflected in the stock price performance, research shows fundamentals remain solid for ICON. The integration with PRA Health is progressing nicely, customer retention remains high (it has had no significant customers leave), and employee attrition continues to improve. Despite continued disruption from COVID, weakness in biotech funding, and the ongoing war in Ukraine, top-line growth remains in line with long-term expectations of mid- to high single-digits. Additionally, ICON continues to expect to reach $10 billion in sales by 2025. Specifically, in 2022, sales grew 7.8% and 4.4%, respectively, in the first and second quarters on a constant currency basis. And, in the second quarter, sales grew 16% excluding COVID-related studies. Profitability remains stable to slightly improving as COVID-related studies continue to wind down (these studies have lower gross margins on average), with gross margins in the high-20s and operating margins in the mid- to high-teens. The combined company, which benefits from certain tremendous scale advantages, continues to win new business, and growth in backlog has accelerated (to $20 billion as of the end of the second quarter).
• Teleperformance, the world’s leading outsourced customer service provider, is a holding we added earlier this year. We believe recent underperformance is due to a combination of non-fundamental reasons and the decision by management to reverse the earlier announced exit from the management of egregious content and to serve the content moderation needs of its clients in full and not exit any part of the business. After speaking with the company on this issue, we understand the rationale for not exiting the management egregious content. We believe this is supportable as a business decision by the company, even if sending mixed messages to the market. Content management represents an exciting growth opportunity for the firm, and we believe by offering the full breadth of services it will be better placed to capture that growth. As a unique player in the operation of outsourced consumer services and business processes, we believe Teleperformance is well placed to capitalize on the labor issues that customers are facing today and can continue to grow even in difficult economic conditions.
This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2023, and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.
Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The MSCI All Country World® Index (ex-USA) is a market capitalization weighted equity index that measures the performance of large and mid-cap segments across developed and emerging market countries (excluding the US). The index is maintained by Morgan Stanley Capital International. It is impossible to invest directly in an index. The performance of an index does not reflect any transaction costs, management fees, or taxes.
The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved by an individual investor. In addition, an investor’s holdings may be materially different from those within the index. Indices are unmanaged and one cannot invest directly in an index.
This is being provided for informational purposes only. Opinions and views expressed constitute the judgment of Polen Capital as of the date of this document, may involve a number of assumptions and estimates which are not guaranteed, and are subject to change without notice. Although the information and any opinions or views given have been obtained from or based on sources believed to be reliable, no warranty or representation is made as to their correctness, completeness or accuracy. Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice, including any forward-looking estimates or statements which are based on certain expectations and assumptions. The views and strategies described may not be suitable for all clients. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations. This document does not identify all the risks (direct or indirect) or other considerations which might be material when entering any financial transaction.
The information provided in this document should not be construed as a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will be in the composite at the time you receive this document or that any securities sold have not been repurchased. The securities discussed do not necessarily represent the composite’s entire

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portfolio. Actual holdings will vary depending on the size of the account, cash flows, restrictions, and any trade orders in progress on the date as of when holdings are shown. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable or that any investment recommendations we make in the future will equal the investment performance of the securities discussed herein. For a complete list of Polen’s past specific recommendations holdings and current holdings as of the current quarter end, please contact info@polencapital.com.

POLEN INTERNATIONAL GROWTH FUND
Annual Report
Performance Data
April 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen International Growth Fund Institutional Class Shares vs MSCI All Country World® Index (“ACWI”) (ex-USA) (Net Dividend)
Average Annual Total Returns for the Periods Ended April 30, 2023
	1 Year	3 Years	5 Years	Since Inception*
Institutional Class	3.78%	2.06%	2.24%	6.53%
MSCI All Country World® Index (“ACWI”) (ex-USA) (Net Dividend)	3.05%	9.74%	2.50%	5.98% **

*	The Polen International Growth Fund (the "Fund") Institutional Class commenced operations on December 30, 2016.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN INTERNATIONAL GROWTH FUND
Performance Data (Continued)
April 30, 2023
(Unaudited)
Comparison of Change in Value of $10,000 Investment in Polen International Growth Fund Investor Class Shares vs MSCI All Country World® Index (“ACWI”) (ex-USA) (Net Dividend)
Average Annual Total Returns for the Periods Ended April 30, 2023
	1 Year	3 Years	5 Years	Since Inception*
Investor Class	3.55%	1.80%	1.99%	4.98%
MSCI All Country World® Index (“ACWI”) (ex-USA) (Net Dividend)	3.05%	9.74%	2.50%	5.17% **

*	The Polen International Growth Fund (the “Fund”) Investor Class commenced operations on March 15, 2017.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement,” as stated in the current prospectus dated September 1, 2022, as supplemented, are 1.03% and 1.04%, respectively, for the Institutional Class shares and 1.28% and 1.29%, respectively, for the Investor Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.10% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2023 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed for a three (3) year period following the date of such fee waiver and/or expense reimbursement. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.
The Fund evaluates its performance as compared to that of the MSCI ACWI (ex-USA) (Net Dividend), which captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 2,258 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. Indexes are unmanaged and it is not possible to invest directly in an index.

POLEN INTERNATIONAL GROWTH FUND
Performance Data (Concluded)
April 30, 2023
(Unaudited)
All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.
The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

POLEN U.S. SMALL COMPANY GROWTH FUND
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April 30, 2023
(Unaudited)
Performance Summary:
• In the second half of 2022, inflationary pressures forced the U.S. Federal Reserve ("Fed")  to continue to tighten monetary policy aggressively, resulting in a meaningful increase in yields. As markets digested this shift in policy, investor attention focused on the Fed's influence on economic growth. While expectations of the ultimate impact from a more hawkish Fed ebbed and flowed during the period, the consensus was a slowdown in economic output.
•  Moving in to 2023, however, there appears to be a renewed focus on company fundamentals, with market participants distinguishing between good, average, and poor businesses.  More recently, we’ve witnessed a banking crisis unfold the likes of which we haven’t experienced since the Global Financial Crisis (“GFC” as defined below). It underscores why we invest the way we do, owning what we believe to be the highest quality growth businesses in our asset class that are not reliant on external capital to grow.
• For the fiscal year ended April 30, 2023, the Polen U.S. Small Company Growth Fund’s (the “Fund”) institutional share class returned -5.04% net of fees versus the Russell 2000® Growth Index, which returned 0.69%.
• Since inception on November 1, 2017 to April 30, 2023, the Fund’s institutional share class returned 5.41% net of fees versus 4.77% for the Russell 2000® Growth Index.
The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.
Top Absolute Contributors:
During the period, the top absolute contributors to the Fund’s performance were Wingstop, Five Below and Fox Factory Holdings.
• Wingstop is the largest chicken wing-centric restaurant chain in the US, with a growing international presence. The company has lofty aspirations to be a top 10 restaurant chain globally, and their capital efficient franchise model with very strong unit economics in the industry, which we believe positions them well to do this. Over the past year, while the rest of the world was reeling from inflation, Wingstop benefited from a declined in chicken wing costs, improving on already the returns for franchisees. The company added more than 200 stores over the past year, and launched a chicken sandwich that allows them to expand their offerings to the lunch crowd.
• Five Below is a value-oriented retailer offering “trend right” products in a fun environment with a primary focus on the teen and tween audience. As the name suggests, they aim to deliver the customer with amazing value at the five-dollar price point or below. Amidst a challenging macro backdrop with persistent inflation, the company has executed very well and benefited from consumers looking to stretch their dollar further. Looking ahead, the company has an opportunity to triple its store count by 2030, and they have shown early success with their higher price point Five Beyond concept.
• Fox Factory Holdings is a leading manufacturer of high end performance shocks and suspensions in powered vehicles (trucks , ATVs, etc.) and bicycles. While there’s an element of cyclicality in the company by virtue of the end markets it serves, it’s important to note that they operate in the high end of the market with their core customer tending to be enthusiasts and professionals. This, coupled with an uncanny ability to innovate into new categories, has allowed them to drive growth divorced from cyclical end market trends. This was true of the past year, with very strong margins on the back of steady demand from partnerships with auto manufacturers. While we have trimmed back the position on strength, we continue to view this as an outstanding business that is extremely good at tackling adjacencies and building a strong brand-based ecosystem.
Top Absolute Detractors:
Revolve Group, Warby Parker, and Globant were the top absolute detractors for the period.
• Revolve Group is an e-commerce fashion company that sells men's and women's designer apparel, shoes, and accessories. The company has generally executed well, and the fundamentals have felt somewhat disconnected from the stock performance. Poor

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April 30, 2023
(Unaudited)
sentiment has weighed on the stock price as the market grew increasingly concerned about consumer spending should a recession take hold. The stock saw notable selling pressure towards the end of the reporting period ahead of upcoming quarterly results.
• Warby Parker is an omnichannel retailer of eyewear products with a unique, vertically integrated direct-to-consumer business model. In recent quarters, the company has been adversely affected by post-pandemic changes in consumer behavior, which we believe are temporary. While the company’s results have been weaker than expected, we are encouraged to see management taking steps to reduce costs and view the company as taking market share in what has historically been a sleepy, "rent-seeking" industry.
• Globant, an Argentina-based technology consulting company, experienced significant growth over the period, with revenue and margins exceeding expectations. However, management guided more conservatively for the medium-term, with growth expected to slow due to the company having paused discretionary spending and because margins are expected to be impacted by higher costs. In the first quarter of 2023, activity has indeed shown signs of slowing amidst a more cautious operating environment. Longer-term, we trust Globant’s potential ability to play a critical role in facilitating digital transformation for their clients across a variety of industries and end markets.
This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2023 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.
Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The Global Financial Crisis (GFC) was a severe worldwide economic crisis. The National Bureau of Economic Research dates the recession around this crisis from Dec-2007 through Jun-2009.
The Russell 2000® Growth Index is a market capitalization weighted index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes Russell 2000® Index companies with higher price/book ratios and higher forecasted growth values. The index is maintained by the FTSE Russell, a subsidiary of the London Stock Exchange Group. The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved by an individual investor. In addition, an investor’s holdings may be materially different from those within the index. Indices are unmanaged and one cannot invest directly in an index.
The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved by an individual investor. In addition, an investor’s holdings may be materially different from those within the index. Indices are unmanaged and one cannot invest directly in an index.
This is being provided for informational purposes only. Opinions and views expressed constitute the judgment of Polen Capital as of the date of this document, may involve a number of assumptions and estimates which are not guaranteed, and are subject to change without notice. Although the information and any opinions or views given have been obtained from or based on sources believed to be reliable, no warranty or representation is made as to their correctness, completeness or accuracy. Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice, including any forward-looking estimates or statements which are based on certain expectations and assumptions. The views and strategies described may not be suitable for all clients. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations. This document does not identify all the risks (direct or indirect) or other considerations which might be material when entering any financial transaction.
The information provided in this document should not be construed as a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will be in the composite at the time you receive this document or that any securities sold have not been repurchased. The securities discussed do not necessarily represent the composite’s entire portfolio. Actual holdings will vary depending on the size of the account, cash flows, restrictions, and any trade orders in progress on the date as of when holdings are shown. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable or that any investment recommendations we make in the future will equal the investment performance of

POLEN U.S. SMALL COMPANY GROWTH FUND
Annual Investment Adviser’s Report (Concluded)
April 30, 2023
(Unaudited)
the securities discussed herein. For a complete list of Polen’s past specific recommendations holdings and current holdings as of the current quarter end, please contact info@polencapital.com.

POLEN U.S. SMALL COMPANY GROWTH FUND
Annual Report
Performance Data
April 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen U.S. Small Company Growth Fund Institutional Class Shares vs Russell 2000® Growth Index
Average Annual Total Returns for the Periods Ended April 30, 2023
	1 Year	3 Years	5 Years	Since Inception*
Institutional Class	-5.04%	5.91%	5.52%	5.41%
Russell 2000® Growth Index	0.69%	7.79%	3.97%	4.77% **

*	The Polen U.S. Small Company Growth Fund (the “Fund”) Institutional Class commenced operations on November 1, 2017.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN U.S. SMALL COMPANY GROWTH FUND
Performance Data (Continued)
April 30, 2023
(Unaudited)
Comparison of Change in Value of $10,000 Investment in Polen U.S. Small Company Growth Fund Investor Class Shares vs Russell 2000® Growth Index
Average Annual Total Returns for the Periods Ended April 30, 2023
	1 Year	3 Years	Since Inception*
Investor Class	-5.31%	5.63%	3.22%
Russell 2000® Growth Index	0.69%	7.79%	4.87% **

*	The Polen U.S. Small Company Growth Fund (the "Fund") Investor Class commenced operations on February 8, 2019.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN U.S. SMALL COMPANY GROWTH FUND
Performance Data (Continued)
April 30, 2023
(Unaudited)
Comparison of Change in Value of $1,000,000 (investment minimum) Investment in Polen U.S. Small Company Growth Fund Class Y Shares vs Russell 2000® Growth Index
Average Annual Total Returns for the Periods Ended April 30, 2023
	1 Year	Since Inception*
Class Y	-4.96%	-17.55%
Russell 2000® Growth Index	0.69%	-13.36% **

*	The Polen U.S. Small Company Growth Fund (the “Fund”) Class Y commenced operations on June 1, 2021.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement,” as stated in the current prospectus dated September 1, 2022, as supplemented, are 1.26% and 1.10%, respectively, for the Institutional Class shares, 1.51% and 1.35%, respectively, for the Investor Class shares and 1.15% and 1.00%, respectively, for the Class Y shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.10% with respect to Institutional Class and Investor Class shares and 1.00% with respect to Class Y shares (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2023 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.
The Fund evaluates its performance as compared to that of the Russell 2000® Growth Index, which is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. It is impossible to invest directly in an index.

POLEN U.S. SMALL COMPANY GROWTH FUND
Performance Data (Concluded)
April 30, 2023
(Unaudited)
All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. The Fund invests in securities of small-capitalization companies, which may be subject to more abrupt or erratic market movements than securities of larger, more established companies. Small-capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. Securities of small-capitalization companies may trade less frequently and in lower volumes than the securities of larger companies, which could lead to higher transaction costs.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND
Annual Investment Adviser's Report
April 30, 2023
(Unaudited)
Performance Summary:
• In the second half of 2022, inflationary pressures forced the U.S. Federal Reserve ("Fed") to continue to tighten monetary policy aggressively, resulting in a meaningful increase in yields. As markets digested this shift in policy, investor attention focused on its influence on economic growth. While expectations of the ultimate impact from a more hawkish Fed ebbed and flowed during the period, the consensus was a slowdown in economic output.
•  Moving in to 2023, however, there appears to be a renewed focus on company fundamentals, with market participants distinguishing between good, average, and poor businesses. More recently, we’ve witnessed a banking crisis unfold the likes of which we haven’t experienced since the Global Financial Crisis (“GFC” as defined below). It underscores why we invest the way we do, owning what we believe to be the highest quality growth businesses in our asset class that are not reliant on external capital to grow.
• For the fiscal year ended April 30, 2023, the Polen International Small Company Growth Fund’s (the “Fund”) institutional share class returned -13.94% net of fees versus the MSCI All Country World® Index (ex-USA Small Cap), which returned -2.78%.
• Since inception on December 31, 2018 to April 30, 2023, the Fund’s institutional share class returned 1.38% net of fees versus 5.75% for the MSCI All Country World® Index (ex-USA Small Cap).
The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.
Top Absolute Contributors:
During the period, the top absolute contributors to the Fund’s performance were Dechra Pharmaceuticals, Tecan Group, and Kinaxis.
• Dechra Pharmaceuticals is a United Kingdom-headquartered animal healthcare company with significant expertise across several niches. The company faced some headwinds through the latter part of 2022 due to margin erosion caused by heavy investments in research and development and capital deployed to thoughtful acquisitions. We took advantage of this weakness to add to our position in March 2023, shortly before it confirmed advanced discussions to take the business private at an approximately 50% premium to the pre-announcement share price.
• Tecan Group is a Swiss-based healthcare technology company that makes highly precise instruments, products, and solutions for scientific research and clinical diagnostics. We initiated a position in the company in April 2022, after a period of underperformance. Management reported strong growth of organic non-COVID-related sales early in our holding period, which largely offset a substantial decline in COVID-related revenues recorded in 2021 and raised its full year outlook based on positive momentum in the first six months of 2022. Since then, the company has continued to exhibit high-quality characteristics and robust growth.
• Kinaxis is a Canada-based leader in supply chain management software. The company has spent the past few years significantly improving their product solution to make it easier and cheaper to implement while the world around them has only gotten more complex—global supply chains have become more constrained and complicated through rising bottlenecks and heightened geopolitical tensions. This has led to an increase in already robust demand for Kinaxis' solutions, and we believe we are still very much in the early stages for the growth in demand for smart supply chain solutions.
Top Absolute Detractors:
MyTheresa, Endava, and Kin + Carta were the top absolute detractors for the period.
• MyTheresa is a leading global luxury fashion e-commerce retailer headquartered in Germany. The company benefits from the growth of luxury brands globally and offline to online. MyTheresa’s unique approach sets them up for long-term success, in our view. During the period, the stock price has been much more volatile than the underlying fundamentals, mostly as a function of concerns over macro risk and impact should we see a weakening consumer. That said, the company is led by a skilled

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND
Annual Investment Adviser’s Report (Concluded)
April 30, 2023
(Unaudited)
management team, and we believe the core consumer is buffered from much of these potential headwinds. The company is also supported by a net cash balance sheet, thus, they are well positioned to weather various economic environments.
• Endava, a UK-based technology consulting company, experienced strong growth over the period, with revenue and margins exceeding expectations. However, management guided more conservatively for the medium-term, with growth expected to slow due to the company having paused discretionary technology spend and because margins are expected to be impacted by higher costs. In the first quarter of 2023, activity has indeed shown signs of slowing amidst a more cautious operating environment. Longer-term, we trust Endava’s potential ability to play a critical role in facilitating digital transformation for its clients across a variety of industries and end markets.
•  Similar to Endava, Kin + Carta is a UK-based IT consulting firm that helps its clients with digital transformation. The weakness over the period came in large part on the back of a trading update later in the period when the company announced it would be taking down first half 2023 growth estimates to reflect more cautionary client spending and elongated sales cycles seen across the industry. Shares fell -35% on this announcement as investors re-calibrated their expectations. While the results are not what we hoped for, management appears to have a handle on what they can control and are not cutting important, billable headcount to meet short-term investor demands. In our view, management is taking steps to create long-term value.
This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2023 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.
Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The Global Financial Crisis (GFC) was a severe worldwide economic crisis. The National Bureau of Economic Research dates the recession around this crisis from Dec-2007 through Jun-2009.
The MSCI All Country World® Index (ex-USA Small Cap) is a market capitalization weighted equity index that measures the performance of the small-cap segment across developed and emerging markets (excluding the U.S). The index is maintained by Morgan Stanley Capital International. The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved by an individual investor.  In addition, an investor’s holdings may be materially different from those within the index.  Indices are unmanaged and one cannot invest directly in an index.
The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved by an individual investor. In addition, an investor’s holdings may be materially different from those within the index. Indices are unmanaged and one cannot invest directly in an index.
This is being provided for informational purposes only. Opinions and views expressed constitute the judgment of Polen Capital as of the date of this document, may involve a number of assumptions and estimates which are not guaranteed, and are subject to change without notice. Although the information and any opinions or views given have been obtained from or based on sources believed to be reliable, no warranty or representation is made as to their correctness, completeness or accuracy. Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice, including any forward-looking estimates or statements which are based on certain expectations and assumptions. The views and strategies described may not be suitable for all clients. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations. This document does not identify all the risks (direct or indirect) or other considerations which might be material when entering any financial transaction.
The information provided in this document should not be construed as a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will be in the composite at the time you receive this document or that any securities sold have not been repurchased. The securities discussed do not necessarily represent the composite’s entire portfolio. Actual holdings will vary depending on the size of the account, cash flows, restrictions, and any trade orders in progress on the date as of when holdings are shown. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable or that any investment recommendations we make in the future will equal the investment performance of the securities discussed herein. For a complete list of Polen’s past specific recommendations holdings and current holdings as of the current quarter end, please contact info@polencapital.com.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND
Annual Report
Performance Data
April 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen International Small Company Growth Fund Institutional Class Shares vs MSCI All Country World® Index (“ACWI”) (ex-USA Small Cap) (Net Dividend)
Average Annual Total Returns for the Periods Ended April 30, 2023
	1 Year	3 Years	Since Inception*
Institutional Class	-13.94%	-4.30%	1.38%
MSCI All Country World® Index (“ACWI”) (ex-USA Small Cap) (Net Dividend)	-2.78%	11.27%	5.75% **

*	The Polen International Small Company Growth Fund (the “Fund” ) Institutional Class commenced operations on December 31, 2018.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND
Performance Data (Continued)
April 30, 2023
(Unaudited)
Comparison of Change in Value of $10,000 Investment in Polen International Small Company Growth Fund Investor Class Shares vs MSCI All Country World® Index (“ACWI”) (ex-USA Small Cap) (Net Dividend)
Average Annual Total Returns for the Periods Ended April 30, 2023
	1 Year	3 Years	Since Inception*
Investor Class	-14.14%	-4.53%	-0.69%
MSCI All Country World® Index (“ACWI”) (ex-USA Small Cap) (Net Dividend)	-2.78%	11.27%	7.11% **

*	The Polen International Small Company Growth Fund (the “Fund”) Investor Class commenced operations on February 8, 2019.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement,” as stated in the current prospectus dated September 1, 2022, as supplemented, are 1.60% and 1.25%, respectively, for the Institutional Class shares and 1.85% and 1.50%, respectively, for the Investor Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2023 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.
The Fund evaluates its performance as compared to that of the MSCI ACWI (ex-USA Small Cap) (Net Dividend), which captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 4,357 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. Indexes are unmanaged and it is not possible to invest directly in an index.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND
Performance Data (Concluded)
April 30, 2023
(Unaudited)
All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.
The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

POLEN EMERGING MARKETS GROWTH FUND
(formerly, Polen Global Emerging Markets Growth Fund)
Annual Investment Adviser's Report
April 30, 2023
(Unaudited)
Performance Summary:
• The period was highly volatile where a number of regional and global factors impacted the various emerging markets, including the invasion of Ukraine by Russia, regulatory clampdowns in China, geopolitical tensions, the trajectory of interest rates, and banking crises in developed markets.
•  Sentiment improved towards the end of 2022, particularly when China (abruptly) removed the vast majority of their harsh COVID-19 restrictions. With the reopening of China, the market hoped that this would not only spur a resurgence in Chinese economic activity but also provide a much-needed boost to global activity. This has yet to materialize but there are some indications that activity in Asia has improved and that as we move closer also to peak global interest rates, the general outlook should continue to improve for the asset class.
• On a relative basis, performance has notably improved in the past twelve months as the market we believe began (in some areas) to reflect the fundamental quality of some portfolio holdings which, in our view, had been unfairly punished by selling by the market.
• For the fiscal year ended April 30, 2023, the Polen Emerging Markets Growth Fund’s (the “Fund”) Institutional share class returned 2.57% net of fees versus the MSCI Emerging Markets® Index, which returned -6.15%.
• Since inception on October 16, 2020 to April 30, 2023, the Fund’s Institutional share class returned on an annualized basis -9.02% net of fees versus -2.85% for the MSCI Emerging Markets® Index.
The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.
Top Absolute Contributors:
During the period, the top absolute contributors to the Fund’s performance were Tencent Music Entertainment ("Tencent"), Prosus, and Wizz Air Holdings.
• Tencent, China’s equivalent to Spotify, performed well in the period, particularly after reporting third-quarter earnings, with revenues and margins coming in better than expected. The company trades on very attractive valuations which other market participants appear to have started to realize. We think Tencent Music still has a long runway for growth in its core business, supported by a rise in paying users, an increase in the monthly subscription price, and a rising share of the music advertising market.
• Prosus is one of the largest shareholders in Tencent Holdings. The share price of Prosus was boosted during the period by positive signs of loosening COVID restrictions in China. We still believe Prosus to be a strong long-term investment and, as the company sells their Tencent holding and buys back shares, it could materially reduce the holding-company discount that it currently trades at.
• Wizz Air Holdings, an Eastern European low-cost airliner, whose stock price gained substantially in the review period though this was concentrated in the past six months. It should be noted that this impressive return was of a low base where the stock had been significantly weaker in the early parts of 2022. The recovery in the share price corresponded to a lower cost of energy and an improved operating environment, which resulted in a pickup in passenger numbers for the carrier, and was reflected in more recent and improving operating results.
Top Absolute Detractors:
Mobile World, Mr Price Group, and Inner Mongolia Yili were the top absolute detractors for the period.
• Mobile World is the largest retailer in Vietnam. It sells mobile phones, consumer electronics, and groceries. The stock was volatile in the period driven, to a large extent, by a worsening macroeconomic environment and growing concerns that higher US interest rates and a stronger U.S. Dollar (USD) could weigh down Vietnamese equity markets. While earnings growth has also been at a

POLEN EMERGING MARKETS GROWTH FUND
(formerly, Polen Global Emerging Markets Growth Fund)
Annual Investment Adviser’s Report (Concluded)
April 30, 2023
(Unaudited)
slower-than-expected rate due to the restructuring of the grocery business, this strategy we believe is aligned with the management’s generally sensible approach to expansion and we expect such restructuring of the grocery business will result in a more attractive long-term outcome.
• Mr Price Group, is a South African discount clothing retailer. The operating environment in South Africa deteriorated materially in the past year. Like many emerging markets, South Africa was challenged by the higher rate environment and stronger U.S. Dollar (USD). South Africa though is somewhat more vulnerable than other EMs (notable in Asia) which resulted in a more difficult local environment. This impacted consumer spending power and Mr Price sales and revenues were weak.
• Inner Mongolia Yili, the leading Chinese dairy company, had a challenging period and generally reported underwhelming results for the past several quarters. Revenues came in below expectations due to COVID-related headwinds and profitability was impacted by greater advertising spend. We are careful not to read too much into individual quarterly numbers which can often be volatile in nature. As the leading dairy company in China, with a strong focus on product quality, we believe Yili still has a compelling long-term growth trajectory due to rising purchasing power and increased consumer awareness of the potential health benefits of dairy consumption.
This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2023 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.
Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The MSCI Emerging Markets® Index is a market capitalization weighted equity index that measures the performance of the large and mid-cap segments across emerging market countries. The index is maintained by Morgan Stanley Capital International. The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved by an individual investor. In addition, an investor’s holdings may be materially different from those within the index. Indices are unmanaged and one cannot invest directly in an index.
The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved by an individual investor. In addition, an investor’s holdings may be materially different from those within the index. Indices are unmanaged and one cannot invest directly in an index.
This is being provided for informational purposes only. Opinions and views expressed constitute the judgment of Polen Capital as of the date of this document, may involve a number of assumptions and estimates which are not guaranteed, and are subject to change without notice. Although the information and any opinions or views given have been obtained from or based on sources believed to be reliable, no warranty or representation is made as to their correctness, completeness or accuracy. Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice, including any forward-looking estimates or statements which are based on certain expectations and assumptions. The views and strategies described may not be suitable for all clients. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations. This document does not identify all the risks (direct or indirect) or other considerations which might be material when entering any financial transaction.
The information provided in this document should not be construed as a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will be in the composite at the time you receive this document or that any securities sold have not been repurchased. The securities discussed do not necessarily represent the composite’s entire portfolio. Actual holdings will vary depending on the size of the account, cash flows, restrictions, and any trade orders in progress on the date as of when holdings are shown. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable or that any investment recommendations we make in the future will equal the investment performance of the securities discussed herein. For a complete list of Polen’s past specific recommendations holdings and current holdings as of the current quarter end, please contact info@polencapital.com.

POLEN EMERGING MARKETS GROWTH FUND
(formerly, Polen Global Emerging Markets Growth Fund)
Annual Report
Performance Data
April 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen Emerging Markets Growth Fund  Institutional Class Shares vs MSCI Emerging Markets Index (Net Dividend)
Average Annual Total Returns for the Periods Ended April 30, 2023
	1 Year	Since Inception*
Institutional Class	2.57%	-9.02%
MSCI Emerging Markets Index (Net Dividend)	-6.15%	-2.85% **

*	The Polen Emerging Markets Growth Fund (the “Fund” ) Institutional Class commenced operations on October 16, 2020.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated September 1, 2022, as supplemented, are 1.74% and 1.25%, respectively, for the Institutional Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2023 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the "Trust") approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed for a three (3) year period following the date of such fee waiver and/or expense reimbursement. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.
The Fund evaluates its performance as compared to that of the MSCI Emerging Markets Index (Net Dividend), which captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 1,377 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Indexes are unmanaged and it is not possible to invest directly in an index.

POLEN EMERGING MARKETS GROWTH FUND
(formerly, Polen Global Emerging Markets Growth Fund)
Performance Data (Concluded)
April 30, 2023
(Unaudited)
All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.
The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

POLEN U.S. SMID COMPANY GROWTH FUND
Annual Investment Adviser's Report
April 30, 2023
(Unaudited)
Performance Summary:
• In the second half of 2022, inflationary pressures forced the U.S. Federal Reserve ("Fed") to continue to tighten monetary policy aggressively, resulting in a meaningful increase in yields. As markets digested this shift in policy, investor attention focused on its influence on economic growth. While expectations of the ultimate impact from a more hawkish Fed ebbed and flowed during the period, the consensus was a slowdown in economic output.
•  Moving in to 2023, however, there appears to be a renewed focus on company fundamentals, with market participants distinguishing between good, average, and poor businesses. More recently, we’ve witnessed a banking crisis unfold the likes of which we haven’t experienced since the Global Financial Crisis (“GFC” as defined below). It underscores why we invest the way we do, owning what we believe to be highest quality growth businesses in our asset class that are not reliant on external capital to grow.
• For the fiscal year ended April 30, 2023, the Polen U.S. SMID Company Growth Fund’s (the “Fund”) institutional share class returned -6.25% net of fees versus the Russell 2500® Growth Index, which returned -0.09%.
• Since inception on April 1, 2021 to April 30, 2023, the Fund’s institutional share class returned -15.96% net of fees versus -10.44% for the Russell 2500® Growth Index.
The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.
Top Absolute Contributors:
During the period, the top absolute contributors to the Fund’s performance were Wingstop, Copart, and Fox Factory Holdings.
  • Wingstop is the largest chicken wing-centric restaurant chain in the US, with a growing international presence. The company has lofty aspirations to be a top 10 restaurant chain globally, and their capital efficient franchise model with very strong unit economics in the industry, which we believe positions them well to do this. Over the past year, while the rest of the world was reeling from inflation, Wingstop benefited from declines in chicken wing costs, improving on already best-in-class returns for franchisees. The company added more than 200 stores over the past year, and launched a chicken sandwich that allows them to expand their offerings to the lunch crowd.
• Copart is a global provider of online vehicle auctions for automotive resellers. The business has several structural drivers, such as total loss frequency, repair costs, vehicle complexity, accident rates, and vehicle miles driven. When these structural drivers are combined with their global auction network and customer relationships, it drives consistently robust growth and returns on capital. Despite some pandemic related challenges, the company has executed very well, based on our research. We maintain our positive view around the long-term trajectory of the business. As cars become increasingly complex, it leads to more accidents being deemed a total loss, which in turn increases the supply on Copart’s marketplace.
• Fox Factory Holdings is a leading manufacturer of high end performance shocks and suspensions in powered vehicles (trucks, ATVs, etc.) and bicycles. While there’s an element of cyclicality in the company by virtue of the end markets it serves, it’s important to note that they operate in the high end of the market with their core customer tending to be enthusiasts and professionals. This, coupled with an uncanny ability to innovate into new categories, has allowed them to drive growth divorced from cyclical end market trends. This was true of the past year, with robust margins on the back of steady demand from partnerships with auto manufacturers. While we trimmed the position on strength, we continue to view this as an outstanding business that is extremely skilled at tackling adjacencies and building a sound, brand-based ecosystem.
Top Absolute Detractors:
Revolve Group, Farfetch, and Globant were the top absolute detractors for the period.

POLEN U.S. SMID COMPANY GROWTH FUND
Annual Investment Adviser’s Report (Continued)
April 30, 2023
(Unaudited)
• Revolve Group is an e-commerce fashion company primarily focused on Millennial and Gen Z audiences. The company has generally executed well, and the fundamentals have felt somewhat disconnected from the stock performance. Poor sentiment has weighed on the stock price as the market grew increasingly concerned about consumer spending should a recession take hold. Stepping back, we believe the tremendous long-term potential for this business remains intact. We have observed that Revolve’s management team is skilled when it comes to navigating unprecedented challenges, as they did during the pandemic, and have a long history of doing so since being bootstrapped by its founders in 2003.
• Farfetch is a leading online marketplace for luxury goods. Weakness in the period came on the back of various headwinds, including “Zero COVID” policy in China (its second largest market) to integrating a potentially transformative acquisition of Richemont’s Yoox Net-A-Porter asset.  Amidst this, consistent profitability has been pushed further into the future, giving investors pause, especially in a rising rate environment. While the performance in the stock has been disappointing, we have kept the position small as a reflection of the wide range of outcomes. Stepping back, however, luxury fashion is still in the very early stages of migrating online, and Farfetch—through partnerships and deep relationships it has built over many years—remains positioned to benefit from the continuation of this trend.
• Globant, an Argentina-based technology consulting company, experienced significant growth over the period, with revenue and margins exceeding expectations. However, management guided more conservatively for the medium-term, with growth expected to slow due to the company having paused discretionary technology spend because margins are expected to be impacted by higher costs. In the first quarter of 2023, activity has indeed shown signs of slowing amidst a more cautious operating environment. Longer-term, we trust Globant’s potential ability to play a critical role in facilitating digital transformation for their clients across a variety of industries and end markets.
This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2023 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.
Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The Global Financial Crisis (GFC) was a severe worldwide economic crisis. The National Bureau of Economic Research dates the recession around this crisis from Dec-2007 through Jun-2009.
The Russell 2500® Index is a market capitalization weighted index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It is comprised of 2,500 of the smallest securities in the Russell 3000® Index. The index is maintained by the FTSE Russell, a subsidiary of the London Stock Exchange Group. The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved by an individual investor. In addition, an investor’s holdings may be materially different from those within the index. Indices are unmanaged and one cannot invest directly in an index.
The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved by an individual investor. In addition, an investor’s holdings may be materially different from those within the index. Indices are unmanaged and one cannot invest directly in an index.
This is being provided for informational purposes only. Opinions and views expressed constitute the judgment of Polen Capital as of the date of this document, may involve a number of assumptions and estimates which are not guaranteed, and are subject to change without notice. Although the information and any opinions or views given have been obtained from or based on sources believed to be reliable, no warranty or representation is made as to their correctness, completeness or accuracy. Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice, including any forward-looking estimates or statements which are based on certain expectations and assumptions. The views and strategies described may not be suitable for all clients. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations. This document does not identify all the risks (direct or indirect) or other considerations which might be material when entering any financial transaction.
The information provided in this document should not be construed as a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will be in the composite at the time you receive this document or that any securities sold have not been repurchased. The securities discussed do not necessarily represent the composite’s entire

POLEN U.S. SMID COMPANY GROWTH FUND
Annual Investment Adviser’s Report (Concluded)
April 30, 2023
(Unaudited)
portfolio. Actual holdings will vary depending on the size of the account, cash flows, restrictions, and any trade orders in progress on the date as of when holdings are shown. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable or that any investment recommendations we make in the future will equal the investment performance of the securities discussed herein. For a complete list of Polen’s past specific recommendations holdings and current holdings as of the current quarter end, please contact info@polencapital.com.

POLEN U.S. SMID COMPANY GROWTH FUND
Annual Report
Performance Data
April 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen U.S. SMID Company Growth Fund Institutional Class Shares vs Russell 2500® Growth Index
Average Annual Total Returns for the Periods Ended April 30, 2023
	1 Year	Since Inception*
Institutional Class	-6.25%	-15.96%
Russell 2500® Growth Index	-0.09%	-10.44% **

*	The Polen U.S. SMID Company Growth Fund (the "Fund") Institutional Class commenced operations on April 1, 2021.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated September 1, 2022, as supplemented, are 1.71% and 1.05%, respectively, for the Institutional Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.05% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2023 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.
The Fund evaluates its performance as compared to that of the Russell 2500® Growth Index, which is an unmanaged index measuring the performance of the 2,500 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. It is impossible to invest directly in an Index.

POLEN U.S. SMID COMPANY GROWTH FUND
Performance Data (Concluded)
April 30, 2023
(Unaudited)
All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. The Fund invests in securities of small or mid-capitalization companies. Small-capitalization companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies. Small-capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. Securities of small-capitalization companies may trade less frequently and in lower volumes than the securities of larger companies, which could lead to higher transaction costs. Mid-capitalization companies are usually less stable in price and less liquid than larger, more established companies.

POLEN GLOBAL SMID COMPANY GROWTH FUND
Annual Investment Adviser's Report
April 30, 2023
(Unaudited)
Performance Summary:
• The period was heavily influenced by a combination of macroeconomic factors, including uncertainty surrounding the course for economic growth, geopolitical tensions, the trajectory of interest rates, banking crises, and the subsequent impact on financial markets.
•  That said, the backdrop appears to be gradually improving for our style of investing. Specifically, share prices appear to be more correlated to company fundamentals again. Additionally, while growing recessionary pressures may cause companies to downgrade their earnings expectations, it should also lead to the market distinguishing between good and bad companies.
•  Over shorter periods of time, many factors can impact stock-price movements. It is our belief, however, that the underlying fundamentals of a company and its ability to grow its earnings and cash flow should drive positive stock performance over the long term.
• On both an absolute and relative basis, performance has notably improved since the bottom of the market in November 2022, when the future course of interest rate rises by the U.S. Federal Reserve (“Fed”) appeared to become more certain.
• For the fiscal year ended April 30, 2023, the Polen Global SMID Company Growth Fund’s (the “Fund”) Institutional share class returned -5.74% net of fees versus the MSCI All Country World® Index SMID Cap Index, which returned -1.84%.
• Since inception on January 3, 2022 to April 30, 2023, the Fund’s Institutional share class returned on an annualized basis -28.44% net of fees versus -11.61% for the MSCI All Country World® Index SMID Cap Index.
The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.
Top Absolute Contributors:
During the period, the top absolute contributors to the Fund’s performance were Tecan Group, Fair Isaac Corp, and Dechra Pharmaceuticals.
• Tecan Group is a Swiss-based healthcare technology company that makes highly precise instruments, products, and solutions for scientific research and clinical diagnostics. We initiated a position in the company in April 2022, after a period of underperformance. Management reported strong growth of organic non-COVID-related sales early in our holding period, which largely offset a substantial decline in COVID-related revenues recorded in 2021, and raised its full year outlook based on positive momentum in the first six months of 2022. Since then, the company has continued to exhibit high-quality characteristics and robust growth.
• Fair Isaac Corp (“FICO”), the leading credit decision making solutions provider in the United States, has exhibited robust results over the period, successfully leveraging its dominant credit scoring business to thoughtfully expand into software solutions that financial institutions use for insights and decision making. The company's solutions can be mission critical for its customers, giving FICO attractive competitive advantages and pricing power.
• Dechra Pharmaceuticals is a United Kingdom-headquartered animal healthcare company, with significant expertise across several niches. The company faced some headwinds through the latter part of 2022 due to margin erosion caused by heavy investments in research and development and capital deployed to thoughtful acquisitions. We took advantage of this weakness to add to our position in March 2023, shortly before it confirmed advanced discussions that the business would be taken private at an approximately 50% premium to the pre-announcement share price.
Top Absolute Detractors:
Endava, Revolve Group and Globant were the top absolute detractors for the period.

POLEN GLOBAL SMID COMPANY GROWTH FUND
Annual Investment Adviser’s Report (Concluded)
April 30, 2023
(Unaudited)
• Endava, a UK-headquartered IT consulting firm, and Globant, a US listed technology consulting company headquartered in Argentina, have both experienced significant growth over the period, with revenue and margins exceeding expectations. However, management of both businesses have guided more conservatively for the medium-term, with growth expected to slow due to the companies having paused discretionary technology spend and because margins are expected to be impacted by higher costs. In the first quarter of 2023, activity has indeed shown signs of slowing amidst a more cautious operating environment. Longer-term, we trust Endava’s and Globant’s potential ability to play a critical role in facilitating digital transformation for their clients across a variety of industries and end markets. It’s worth noting that while both businesses are classified as IT consulting firms, each company offers different digital transformation services to very different clients bases in very different industries and across different geographies.
• Revolve Group is an e-commerce fashion company that sells men's and women's designer apparel, shoes, and accessories. The company has generally executed well, and the fundamentals have felt somewhat disconnected from the stock performance. Poor sentiment has weighed on the stock price as the market grew increasingly concerned about consumer spending should a recession take hold. The stock saw notable selling pressure towards the end of the reporting period ahead of upcoming quarterly results.
This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2023 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.
Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
MSCI All Country World® Index SMID Cap Index is a market capitalization weighted equity index that measures the performance of the mid and small-cap segments across developed and emerging market countries. The index is maintained by Morgan Stanley Capital International. The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved by an individual investor. In addition, an investor’s holdings may be materially different from those within the index. Indices are unmanaged and one cannot invest directly in an index. Indices are unmanaged and one cannot invest directly in an index. The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved by an individual investor. In addition, an investor’s holdings may be materially different from those within the index. Indices are unmanaged and one cannot invest directly in an index.
The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved by an individual investor. In addition, an investor’s holdings may be materially different from those within the index. Indices are unmanaged and one cannot invest directly in an index.
This is being provided is for informational purposes only. Opinions and views expressed constitute the judgment of Polen Capital as of the date of this document, may involve a number of assumptions and estimates which are not guaranteed, and are subject to change without notice. Although the information and any opinions or views given have been obtained from or based on sources believed to be reliable, no warranty or representation is made as to their correctness, completeness or accuracy. Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice, including any forward-looking estimates or statements which are based on certain expectations and assumptions. The views and strategies described may not be suitable for all clients. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations. This document does not identify all the risks (direct or indirect) or other considerations which might be material when entering any financial transaction.
The information provided in this document should not be construed as a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will be in the composite at the time you receive this document or that any securities sold have not been repurchased. The securities discussed do not necessarily represent the composite’s entire portfolio. Actual holdings will vary depending on the size of the account, cash flows, restrictions, and any trade orders in progress on the date as of when holdings are shown. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable or that any investment recommendations we make in the future will equal the investment performance of the securities discussed herein. For a complete list of Polen’s past specific recommendations holdings and current holdings as of the current quarter end, please contact info@polencapital.com.

POLEN GLOBAL SMID COMPANY GROWTH FUND
Annual Report
Performance Data
April 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen Global SMID Company Growth Fund Institutional Class Shares vs MSCI All Country World® Index (“ACWI”) SMID Cap Index (Net Dividend)
Average Annual Total Returns for the Periods Ended April 30, 2023
	1 Year	Since Inception*
Institutional Class	-5.74%	-28.44%
MSCI All Country World® Index (“ACWI”) SMID Cap Index (Net Dividend)	-1.84%	-11.61% **

*	The Polen Global SMID Company Growth Fund (the "Fund") Institutional Class commenced operations on January 3, 2022.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement,” as stated in the current prospectus dated September 1, 2022, as supplemented, are 4.91% and 1.25%, respectively, for the Institutional Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2023 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.
The Fund evaluates its performance as compared to that of the MSCI ACWI SMID Cap Index (Net Dividend), which captures mid and small cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 7,783 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country. Indexes are unmanaged and it is not possible to invest directly in an index.

POLEN GLOBAL SMID COMPANY GROWTH FUND
Performance Data (Concluded)
April 30, 2023
(Unaudited)
All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices. The Fund is a recently formed mutual fund and has a limited history of operations.
The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

POLEN EMERGING MARKETS EX CHINA GROWTH FUND
Annual Investment Adviser's Report
April 30, 2023
(Unaudited)
Performance Summary:
• This Emerging Markets ex China Growth Fund (the “Fund”) launched on March 1, 2023. The below commentary covers the since inception period to April 30, 2023.
•  Returns were broadly a positive period for the emerging markets ex China region with the benchmark index adding over 12%.
• Since inception on March 1, 2023, to April 30, 2023, the Fund’s Institutional share class returned 3.50% net of fees versus 2.29% for the MSCI Emerging Markets ex China Index.
The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.
Top Absolute Contributors
During the period, the top absolute contributors to the Fund’s performance were Wizz Air Holdings, Baja Auto, and Dino Polska.
• Wizz Air Holdings , an Eastern European low-cost airliner, whose stock price gained substantially in the review period though this was concentrated in the past six months. It should be noted that this impressive return was of a low base where the stock had been significantly weaker in the early parts of 2022. The recovery in the share price corresponded to a lower cost of energy and an improved operating environment, which resulted in a pickup in passenger numbers for the carrier, and was reflected in more recent and improving operating results.
• Baja Auto is a family-owned Indian motorcycle and three-wheeler manufacturer (tuk-tuks). It enjoys strong brand equity in the domestic premium motorcycle and three-wheeler market, which collectively account for 50% of volumes sold. It is also one of India’s largest auto exporters, deriving the other 50% of volumes from sales to Africa, Latin America, South Asia, and the Middle East.
• Dino Polska is a Polish supermarket chain, operating highly standardized stores in the discount proximity format. Unlike peers, Dino focuses purely on the rural Polish consumer and has been proven to be a resilient retailer in a challenging environment where consumers have become more cost conscious.
Top Absolute Detractors
Karooooo Ltd, Dlocal, and Globant were the top absolute detractors for the period.
• Karooooo Ltd, known to its customers as Cartrack, was established in 2001 as a stolen vehicle recovery business. Over time, it has evolved into South Africa’s leading provider of telematics software solutions. Cartrack offers highly precise vehicle tracking services helping its customers improve the efficiency, safety, and security of their logistics operations. The company has faced challenges to their expansion plans in Asia where COVID disruption continues to play a role. They have also faced some issues in finding and retaining talent in Asia which has also impacted the speed of their growth plans.
• Dlocal is a payments processing company headquartered in Uruguay that was founded in 2016. It focuses on processing online payments for large, multinational enterprise customers in Emerging Markets, enabling them to seamlessly make and receive payments. The share price has been volatile since a short report was released towards the end of 2022 by Muddy Waters alleging misrepresentation of accounts. The company has strongly refuted the claims.
• Globant is a US listed technology consulting company headquartered in Argentina. The company’s management has guided more conservatively for the medium-term, with growth expected to slow due to the pausing of discretionary technology spend, and margins to be impacted by higher costs. In the first quarter of 2023, activity has indeed shown signs of slowing amidst a more cautious operating environment. Longer-term, we trust their ability to play a critical role in facilitating digital transformation for their clients across a variety of industries and end markets.

POLEN EMERGING MARKETS EX CHINA GROWTH FUND
Annual Investment Adviser’s Report (Concluded)
April 30, 2023
(Unaudited)
This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2023 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.
Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The MSCI Emerging Markets ex China Index is a market capitalization weighted equity index that measures the performance of the large and mid-cap segments across emerging market countries. The index is maintained by Morgan Stanley Capital International. It is impossible to invest directly in an index. The performance of an index does not reflect any transaction costs, management fees, or taxes. The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved. In addition, the portfolio’s holdings may be materially different from those within the index. Indices are unmanaged.
The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved by an individual investor. In addition, an investor’s holdings may be materially different from those within the index. Indices are unmanaged and one cannot invest directly in an index.
This is being provided for informational purposes only. Opinions and views expressed constitute the judgment of Polen Capital as of the date of this document, may involve a number of assumptions and estimates which are not guaranteed, and are subject to change without notice. Although the information and any opinions or views given have been obtained from or based on sources believed to be reliable, no warranty or representation is made as to their correctness, completeness or accuracy. Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice, including any forward-looking estimates or statements which are based on certain expectations and assumptions. The views and strategies described may not be suitable for all clients. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations. This document does not identify all the risks (direct or indirect) or other considerations which might be material when entering any financial transaction.
The information provided in this document should not be construed as a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will be in the composite at the time you receive this document or that any securities sold have not been repurchased. The securities discussed do not necessarily represent the composite’s entire portfolio. Actual holdings will vary depending on the size of the account, cash flows, restrictions, and any trade orders in progress on the date as of when holdings are shown. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable or that any investment recommendations we make in the future will equal the investment performance of the securities discussed herein. For a complete list of Polen’s past specific recommendations holdings and current holdings as of the current quarter end, please contact info@polencapital.com.

POLEN EMERGING MARKETS EX CHINA GROWTH FUND
Annual Report
Performance Data
April 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen Emerging Markets ex China Growth Fund Institutional Class Shares vs MSCI Emerging Markets ex China Index (Net Dividend)
Total Returns for the Period Ended April 30, 2023
Since Inception†
Institutional Class	3.50% *
MSCI Emerging Markets ex China Index (Net Dividend)	2.29% **

†	Not Annualized.
*	The Polen Emerging Markets ex China Growth Fund (the "Fund") Institutional Class commenced operations on March 1, 2023.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated February 28, 2023 are 1.89% and 1.25%, respectively, for the Institutional Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2024 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.
The Fund evaluates its performance as compared to that of the MSCI Emerging Markets ex China Index (Net Dividend), which captures large and mid cap representation across 23 of the 24 Emerging Markets (EM) countries excluding China. With 662 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Indexes are unmanaged and it is not possible to invest directly in an index.

POLEN EMERGING MARKETS EX CHINA GROWTH FUND
Performance Data (Concluded)
April 30, 2023
(Unaudited)
All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices. The Fund is a recently formed mutual fund and has a limited history of operations.
The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

POLEN BANK LOAN FUND
Annual Investment Adviser's Report
April 30, 2023
(Unaudited)
Performance Summary:
• In the second half of 2022, inflationary pressures forced the U.S. Federal Reserve (“Fed”) to continue to tighten monetary policy aggressively, resulting in a meaningful increase in yields. As markets digested this shift in policy, investor attention focused on its influence on economic growth. While expectations of the ultimate impact from a more hawkish Fed ebbed and flowed during the period, the consensus was a slowdown in economic output.
• In the first quarter of 2023, attractive all-in yields among leveraged loans and high yield bonds, coupled with a belief that a Fed pause, and an economic “soft-landing” may be possible, boosted sentiment and contributed to a meaningful rally across leveraged credit.
• The current volatile environment creates opportunity to capitalize on mis-pricings in the market. During times like these, leveraged credit markets often lump good companies in with bad, and security prices may not reflect the true intrinsic value of a business. However, over the longer-term the market generally recognizes that fundamentals matter and begins to differentiate between the good and the bad.
• The Polen Bank Loan Fund (the “Fund”) was incepted during the fiscal year ended April 30, 2023. Since inception on June 30, 2022, to April 30, 2023, the Fund’s institutional share class returned 7.12% net of fees versus 8.40% for the Morningstar LSTA US Leveraged Loan® Index.
The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.
Top Absolute Contributors:
During the period, the top absolute contributors to the Fund’s performance were Baffinland Iron Mines Corp., Learning Care Group, and Tekni-Plex, Inc.
• Baffinland Iron Mines Corp. is a low-cost iron ore producer that operates one of the highest-grade iron ore mines in the world. The Fund holds the company’s 8.75% First Lien Notes due 2026. Baffinland differentiates itself from its iron ore competitors through its superior quality iron ore and low-cost production. The company has reported financial results that were in line with expectations during the past several quarters and secured new credit facilities that should enable the company to maintain adequate liquidity throughout 2023. The company also outlined its strategy to complete its mine expansion, the further details of which provided added confidence with respect to the medium-term outlook for the company. Finally, iron ore prices rallied during Q4 2022 on the potential for increased demand after China ended its “zero-COVID” policy, which further enhanced investor confidence in the company. As a result, the Notes rallied during the period. We believe that Baffinland offers a compelling, cash generative growth opportunity as the company looks to expand its operations and increase its potential production.
• Learning Care Group is the 2nd largest provider of early childhood education (“ECE”) services to children in the United States. Polen Capital has invested in the company since 2018. However, the Fund made its initial investment in July 2022 in the company’s LIBOR+3.25% First Lien Term Loan due 2025, as well as an additional purchase in December 2022 of the company’s LIBOR+8.50% First Lien Term Loan 3/13/2025, both of which have seen an increase in price since that time. Our research indicated a strong potential for a multi-year earnings and enterprise value expansion. We believe that Learning Care benefits from long-term secular industry tailwinds driven by the growing realization of educational benefits provided by ECE centers. Further, the company operates a cash-generative business model with low ongoing capex needs and strong and stable margins. We also believe that Learning Care is positioned to capture additional market share due to competitor shutdowns post COVID-19. The company’s size and scale leave it potentially well placed to capitalize on M&A and greenfield pipeline, which is expected to drive inorganic EBITDA growth alongside attractive organic growth opportunities. Lastly, with short-dated maturities, a refinancing event is expected to occur in the next 12-18 months.
• Tekni-Plex, Inc. manufactures packaging products used in the healthcare, food, and specialty sectors.  While the markets in which Tekni-Plex participates are relatively small, the company generally benefits from the #1 or #2 market position within highly consolidated markets. During the period the Fund invested in several securities within Tekni’s capital structure, including (i) the SOFR+5.25% First Lien Term Loan due 2028, (ii) the SOFR+4.50% First Lien Term Loan due 2028, and (iii) the 6.625% Senior Notes due 2025. While leverage has remained high as the company has continued to pursue debt-financed acquisitions, we

POLEN BANK LOAN FUND
Annual Investment Adviser’s Report (Continued)
April 30, 2023
(Unaudited)
view Tekni-Plex as an attractive business and believe that the securities are well covered based on the underlying value of the franchise. In April 2023, the company announced a refinancing transaction whereby Tekni’s existing unsecured debt, including the 6.625% Senior Notes held by the Fund, is expected to be repaid with the proceeds of new Senior Notes.  Following the announcement, the 6.625% Notes traded up in anticipation of the repayment.
Top Absolute Detractors:
EyeCare Partners LLC, Aveanna Healthcare, and IntraFI Network were the top absolute detractors for the period.
• EyeCare Partners LLC is the largest integrated eyecare services provider in the United States. The company generates about half of its revenues from Optometry (e.g., regular way eye exams, as well as retailing frames, lens, and contacts), while the other half is derived through Ophthalmology services, such as cataract surgeries and LASIK, among other medical procedures. During the period the Fund initiated several positions in the company’s capital structure including the SOFR+4.5% and LIBOR+3.75% First Lien Term Loans due 2028, and the LIBOR+6.75% Second Lien Term Loan due 2029. The company continues to burn cash to build out the necessary infrastructure to scale the business and boost revenue over the intermediate term. Additionally, growing concerns among investors of a potential downgrade, coupled with a recent decline in operating performance, has resulted in price pressure across EyeCare’s capital structure. Although recent results have fallen below our expectations, we continue to believe the value of the enterprise well exceeds the debt on the business and, accordingly, the Fund maintains its positions in the company.
• Aveanna Healthcare is a home health care provider that recruits and staffs nurses to treat patients in the home setting. Though Aveanna treats a wide spectrum of patient types, most of its business is pediatric private duty nursing (“PDN”), specifically, nurses who provide in-home, one-on-one care to medically fragile children. During the period the Fund initiated positions in the company’s LIBOR+3.75% First Lien Term Loan due 2028 and the company’s LIBOR+7% Second Lien Term Loan due 2029. During the second half of 2022, Aveanna reported worse-than-expected results and reduced full-year EBITDA guidance as it faced meaningful labor cost pressures. As a result, the Fund’s holdings experienced a decline in value. However, in Q1 2023, the company released results from the previous quarter that modestly exceeded expectations. Although this improvement translated into a recovery in the price of the First Lien Loan, the Second Lien Loan’s price remains depressed. While we expect leverage to remain elevated in the near term, we believe that either (1) the company will receive higher reimbursement rates to help alleviate the labor cost pressure, or (2) the caregiver labor market will normalize. We believe that the company offers a valuable service to the healthcare ecosystem and that at current price levels, the Term Loans represent a compelling opportunity.
• IntraFI Network is a fintech company that offers deposit placement and funding services to thousands of financial institutions that are members of its network. The company generally benefits when there is volatility in the banking system and or concerns about deposit safety, both of which have historically resulted in more customers signing up for IntraFi’s FDIC insurance wrapper product. This product provides deposit insurance over and above the $250k/depositor limit by spreading deposits across the company’s network of banks. In February 2023, the Fund initiated positions in the company’s SOFR+3.75% First Lien Term Loan due 2026 and the SOFR+6.25% Second Lien Term Loan due 2029 on the view that the company has a sustainable competitive advantage and provides high value-add services to its banking customers by helping them attract and retain deposits. Since the onset of the banking system woes that marred both March and April of 2023, the prices of the First and Second Lien Term Loans declined. The uncertainty created by recent regional bank failures could result in changes to bank regulations that are potentially harmful to IntraFi’s products. However, our research suggests it is likely that there a sizable addressable market for the company’s products and services will continue to exist. Still, given the uncertainty, we deemed it prudent to reduce the Fund’s exposure to the company. Therefore, the Fund exited its position in the lower-yielding First Lien Term Loan, but maintains a position in the higher-yielding Second Lien Term Loan, which we believe offers a stronger risk-reward profile in the current environment.
This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2023 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.
Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

POLEN BANK LOAN FUND
Annual Investment Adviser’s Report (Concluded)
April 30, 2023
(Unaudited)
The Morningstar LSTA US Leveraged Loan® Index is a rules-based index composed of loans that meet the following inclusion rules; senior secured, minimum initial term of one year, initial minimum spread of Base Rate + 125 basis points at inception, minimum size of $50 million, and U.S. dollar-denominated. The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved. Holdings of portfolios pursuing the strategy may be materially different from those within the index. Indices are unmanaged.
The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved by an individual investor. In addition, an investor’s holdings may be materially different from those within the index. Indices are unmanaged and one cannot invest directly in an index.
This is being provided for informational purposes only. Opinions and views expressed constitute the judgment of Polen Capital as of the date of this document, may involve a number of assumptions and estimates which are not guaranteed, and are subject to change without notice. Although the information and any opinions or views given have been obtained from or based on sources believed to be reliable, no warranty or representation is made as to their correctness, completeness or accuracy. Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice, including any forward-looking estimates or statements which are based on certain expectations and assumptions. The views and strategies described may not be suitable for all clients. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations. This document does not identify all the risks (direct or indirect) or other considerations which might be material when entering any financial transaction.
The information provided in this document should not be construed as a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will be in the composite at the time you receive this document or that any securities sold have not been repurchased. The securities discussed do not necessarily represent the composite’s entire portfolio. Actual holdings will vary depending on the size of the account, cash flows, restrictions, and any trade orders in progress on the date as of when holdings are shown. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable or that any investment recommendations we make in the future will equal the investment performance of the securities discussed herein. For a complete list of Polen’s past specific recommendations holdings and current holdings as of the current quarter end, please contact info@polencapital.com.

POLEN BANK LOAN FUND
Annual Report
Performance Data
April 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen Bank Loan Fund Institutional Class Shares vs Morningstar LSTA US Leveraged Loan Index
Total Returns for the Period Ended April 30, 2023
Since Inception†*
Institutional Class	7.12%
Morningstar LSTA US Leveraged Loan Index	8.40% **

†	Not Annualized.
*	The Polen Bank Loan Fund (the "Fund") Institutional Class commenced operations on June 30, 2022.
**	Benchmark performance is from inception date of the Fund Class only and is not the inception date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated June 30, 2022, as supplemented, are 1.35% and 0.65%, respectively, for the Institutional Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Credit, LLC (“Polen Credit” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.75% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2023 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the "Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.
The Fund evaluates its performance as compared to that of the Morningstar LSTA US Leveraged Loan Index, which is a rules-based index composed of loans that meet the following inclusion rules: senior secured, minimum initial term of one year, initial minimum spread of LIBOR +125 basis points at inception, minimum size of $50 million, and U.S. dollar-denominated. Indexes are unmanaged and it is not possible to invest directly in an index.

POLEN BANK LOAN FUND
Performance Data (Concluded)
April 30, 2023
(Unaudited)
All mutual fund investing involves risk, including possible loss of principal. Fixed income investments are subject to interest rate risk; as interest rates rise, their value will decline. Lower-rated securities are subject to additional credit and default risks. Investments in bank loans, which are made by banks or other financial intermediaries to borrowers, will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Trading in Rule 144A securities may be less active than trading in publicly traded securities. Investments with low trading volumes may be difficult to sell at quoted market prices. The Fund is a recently formed mutual fund and has a limited history of operations.
The Fund may invest a substantial amount of its assets in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s Investors Service, Standard and Poor’s Rating Services and Fitch Ratings (including a significant portion of such assets in credit instruments in the lower tier of the high yield and leveraged loan market that are rated B and below). Additionally, certain other high yield securities may be unrated by rating agencies, but determined by the Adviser to be of similar quality as other below investment grade bonds and credit instruments and accordingly purchased for investment by the Fund. The Fund does not have a percentage limitation on investing in securities that are rated below investment grade.

POLEN UPPER TIER HIGH YIELD FUND
Annual Investment Adviser's Report
April 30, 2023
(Unaudited)
Performance Summary:
• In the second half of 2022, persistent inflationary pressures caused the U.S. Federal Reserve (“Fed”) to continue to tighten monetary policy aggressively, resulting in a meaningful increase in high yield bond yields. As markets assessed the impact of tighter monetary policy, investors sharpened their focus on the influence it would have on economic growth. While expectations of the ultimate impact from a more hawkish Fed ebbed and flowed during the period, the consensus was a slowdown in economic output.
• In the first quarter of 2023, the attractive yields offered by high yield bonds, coupled with a belief that a Fed “pause” and an economic “soft-landing” could be possible, boosted sentiment and contributed to a meaningful rally across the asset class.
• The current volatile environment creates opportunity to capitalize on mis-pricings in the market. During times like these, high yield markets often do not discern between fundamentally sound and fundamentally challenged companies, and bond prices may not reflect the true intrinsic value of a business. However, over the longer-term the market generally recognizes that issuer fundamentals matter and begins to differentiate accordingly.
• The Polen Upper Tier High Yield Fund (the “Fund”) was incepted during the fiscal year ended April 30, 2023. Since inception on June 30, 2022 to April 30, 2023 the Fund’s institutional share class returned 7.22% net of fees versus 8.14% for the ICE BofA BB/B U.S. Non-Financial High Yield Constrained® Index.
The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.
Top Absolute Contributors:
During the period, the top absolute contributors to the Fund’s performance were IEA Energy Services, Five Point Operating Company, and Concrete Pumping Holdings.
• Infrastructure & Energy Alternatives, Inc. (IEA) is a leading infrastructure construction company with renewable energy and specialty civil expertise. IEA’s strong position within its core markets made the Company an attractive acquisition target, and in July of 2022 the company entered into an agreement to be acquired by MasTec. MasTec is an investment grade company and the acquisition caused IEA’s 6.625% Senior Notes due 8/15/2029 held in the Fund to trade to similar levels as the outstanding MasTec investment grade bonds. As a result, the IEA Notes were the largest contributor to absolute returns during the period.
• Five Point Operating Company owns and develops mixed-use and planned communities in Orange County, Los Angeles County, and San Francisco County. The company’s 7.875% Senior Notes due 11/15/2025 held in the Fund traded up during the period, driven primarily by the announcement of a large commercial property sale, the company’s progress on reducing operating costs, and their guidance that they are approaching break-even cash flow, despite the challenging operating environment. We believe the Senior Notes continue to offer an attractive risk-reward profile and that the Company will seek to refinance the Senior Notes in advance of their maturity in November 2025.
• Concrete Pumping Services (CPH) is a specialty equipment rental business that rents concrete pumping equipment and provides concrete waste storage and disposal services to a wide range of concrete contractor and general contractor customers in the U.S. and U.K. The company’s 6.0% Second Lien Notes due 2/1/2026 had traded down with the market in 2022 on concerns that a softening housing market would negatively impact near-term performance. However, CPH’s exposure to less volatile commercial and industrial construction markets enabled the company to maintain robust financial performance throughout the period and resulted in the Notes trading up. As a result, the Notes were one of the largest contributors to absolute returns during the period.
Top Absolute Detractors:
Lumen Technologies, E.W. Scripps Company, and Cumulus Media Group were the Fund’s top absolute detractors for the period.

POLEN UPPER TIER HIGH YIELD FUND
Annual Investment Adviser’s Report (Continued)
April 30, 2023
(Unaudited)
• Lumen Technologies is an international, facilities-based telecommunications company focused on providing business and residential customers with integrated communications products and services. The Fund's investment in the Company's 4.5% Senior Notes due 2029, 5.125% Senior Notes due 2026, and 7.5% Senior Notes due 2024, as well as legacy Level 3 Communications 4.25% Senior Notes due 2028 and 4.625% Senior Notes due 2027 declined in value during the period. The Company released disappointing fourth quarter 2022 results and more importantly, 2023 guidance for significant EBITDA declines and very limited free-cash-flow generation. The Fund continues to hold the Senior Notes as we believe the current market sentiment is overly negative on the company’s near and medium-term options for its capital structure, particularly given the company’s very limited near-term maturities. We expect that continued bond buybacks and exchanges at sizable discounts will further improve the company’s capital structure. Also, based on company commentary, we believe operating free cash flow has material upside if the company’s efforts to stabilize and grow the business do not come to fruition and the company pivots away from elevated operating and capital expense associated with those efforts.
• The E.W. Scripps Company operates television stations and news multimedia. The company's multiplatform news network enables users and outstretches to growing audiences through broadcast networks. The Fund’s investment in the company’s 5.875% Senior Notes due 7/15/2027 traded down during the period, particularly in the first quarter of 2023, after the company released fourth-quarter 2022 results. The results were in line with consensus, but the forward-looking outlook was weaker than expected due to broader macro concerns. We do not believe that the macro issues are company-specific but rather will serve as a headwind that will impact the entire industry. Moreover, we believe the company is well positioned to weather the deteriorating macro environment.
• Cumulus Media Holdings owns and operates radio stations that provide local programs, music, sports, entertainment, news, and advertising solutions. During the period, the company’s 6.75% First Lien Notes due 7/1/2026 sold off on concerns regarding the company’s exposure to radio advertising. Broadly speaking, the company’s operating results and liquidity position have yet to be negatively impacted by the deteriorating macroeconomic environment. However, the First Lien Notes were not immune from a sell off in sympathy with peers whose results have begun to deteriorate.
This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2023 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.
Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The ICE BofA BB/B U.S. Non-Financial High Yield Constrained® Index contains all securities in the ICE BofA U.S. High Yield® Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2% and excludes Financials. Index constituents are capitalization-weighted, based on their current amount outstanding, provided that the total allocation to an individual issuer does not exceed 2%. The ICE BofA U.S. High Yield® Index is a broad unmanaged high yield index. The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved. Holdings of portfolios pursuing the strategy may be materially different from those within the index. Indices are unmanaged.
The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved by an individual investor. In addition, an investor’s holdings may be materially different from those within the index. Indices are unmanaged and one cannot invest directly in an index.
This is being provided for informational purposes only. Opinions and views expressed constitute the judgment of Polen Capital as of the date of this document, may involve a number of assumptions and estimates which are not guaranteed, and are subject to change without notice. Although the information and any opinions or views given have been obtained from or based on sources believed to be reliable, no warranty or representation is made as to their correctness, completeness or accuracy. Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice, including any forward-looking estimates or statements which are based on certain expectations and assumptions. The views and strategies described may not be suitable for all clients. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations. This document does not identify all the risks (direct or indirect) or other considerations which might be material when entering any financial transaction.

POLEN UPPER TIER HIGH YIELD FUND
Annual Investment Adviser’s Report (Concluded)
April 30, 2023
(Unaudited)
The information provided in this document should not be construed as a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will be in the composite at the time you receive this document or that any securities sold have not been repurchased. The securities discussed do not necessarily represent the composite’s entire portfolio. Actual holdings will vary depending on the size of the account, cash flows, restrictions, and any trade orders in progress on the date as of when holdings are shown. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable or that any investment recommendations we make in the future will equal the investment performance of the securities discussed herein. For a complete list of Polen’s past specific recommendations holdings and current holdings as of the current quarter end, please contact info@polencapital.com.

POLEN UPPER TIER HIGH YIELD FUND
Annual Report
Performance Data
April 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen Upper Tier High Yield Fund Institutional Class Shares vs ICE BofA BB/B U.S. Non-Financial High Yield Constrained Index
Total Returns for the Period Ended April 30, 2023
Since Inception†*
Institutional Class	7.22%
ICE BofA BB/B U.S. Non-Financial High Yield Constrained Index	8.14% **

†	Not Annualized.
*	The Polen Upper Tier High Yield Fund (the "Fund") Institutional Class commenced operations on June 30, 2022.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated June 30, 2022, as supplemented, are 1.35% and 0.65%, respectively, for the Institutional Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Credit, LLC (“Polen Credit” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.65% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2023 unless the Board of Trustees ("Board of Trustees") of FundVantage Trust (the "Trust") approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.
The Fund evaluates its performance as compared to that of the ICE BofA BB/B U.S. Non-Financial High Yield Constrained Index, which contains all securities in the ICE BofA U.S. High Yield Index rated BB1 through B3, based on an average of Moody's, S&P and Fitch, but caps issuer exposure at 2% and excludes financials. Index constituents are capitalization-weighted, based on their current amount outstanding, provided that the total allocation to an individual issuer does not exceed 2%. The ICE BofA U.S. High Yield Index

POLEN UPPER TIER HIGH YIELD FUND
Performance Data (Concluded)
April 30, 2023
(Unaudited)
consists primarily of bonds and notes rated BB or lower. However, the benchmark is an unmanaged index and does not include any private (non-144A) obligations, convertible bonds, preferred and common equity, and certain other securities and obligations. Indexes are unmanaged and it is not possible to invest directly in an index.
All mutual fund investing involves risk, including possible loss of principal. The Fund targets investments in high yield, or below investment grade, bank loans and bonds. In particular, debt investments in high yield issuers, which are described as speculative by major credit rating agencies, are generally more susceptible to credit risk than other fixed income investments. In addition, the Fund’s high yield debt investments, including bank loans and Rule 144A securities, are subject to liquidity risk, as the Fund may not be able to sell investments at the best prices or at the value that the Fund places on them. The Adviser integrates material environmental, social, and governance (ESG) factors into research analysis as part of a comprehensive evaluation of a company’s long-term financial sustainability. The risk that the investment techniques and risk analyses applied by the investment adviser, including but not limited to the Adviser’s integration of ESG factors into its research analysis, will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the investment adviser and the individual portfolio manager in connection with managing the Fund. The Fund is a recently formed mutual fund and has a limited history of operations.
The Fund may invest a substantial amount of its assets in below investment grade fixed income securities that are rated B or above by some or all relevant independent rating agencies, including Moody’s Investors Service, Standard and Poor’s Rating Services and Fitch Ratings. Additionally, on a limited basis, certain other high yield securities may be unrated by rating agencies, but determined by the Adviser to be of similar quality as other below investment grade bonds and credit instruments may be purchased for investment by the Fund. The Fund has an investment policy whereby a minimum of 30% of the value of the Fund’s assets will be invested in securities rated BB by S&P or Ba by Moody’s, respectively, in normal market conditions.

POLEN FUNDS
Fund Expense Disclosure
April 30, 2023
(Unaudited)
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2022 through April 30, 2023 and held for the entire period.
Actual Expenses
The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Examples for Comparison Purposes
The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio	Expenses Paid During Period
Polen Growth Fund
Institutional Class[1]
Actual	$1,000.00	$1,088.00	0.96%	$4.97
Hypothetical (5% return before expenses)	1,000.00	1,020.03	0.96%	4.81
Investor Class[1]
Actual	$1,000.00	$1,086.50	1.21%	$6.26
Hypothetical (5% return before expenses)	1,000.00	1,018.79	1.21%	6.06
Polen Global Growth Fund
Institutional Class[2]
Actual	$1,000.00	$1,156.80	0.99%	$5.29
Hypothetical (5% return before expenses)	1,000.00	1,019.89	0.99%	4.96
Investor Class[2]
Actual	$1,000.00	$1,155.40	1.24%	$6.63
Hypothetical (5% return before expenses)	1,000.00	1,018.65	1.24%	6.21

POLEN FUNDS
Fund Expense Disclosure (Continued)
April 30, 2023
(Unaudited)
	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio	Expenses Paid During Period
Polen International Growth Fund
Institutional Class[3]
Actual	$1,000.00	$1,210.00	1.05%	$5.75
Hypothetical (5% return before expenses)	1,000.00	1,019.59	1.05%	5.26
Investor Class[3]
Actual	$1,000.00	$1,208.60	1.30%	$7.12
Hypothetical (5% return before expenses)	1,000.00	1,018.35	1.30%	6.51
Polen U.S. Small Company Growth Fund
Institutional Class[4]
Actual	$1,000.00	$1,031.40	1.10%	$5.54
Hypothetical (5% return before expenses)	1,000.00	1,019.34	1.10%	5.51
Investor Class[4]
Actual	$1,000.00	$1,030.10	1.35%	$6.80
Hypothetical (5% return before expenses)	1,000.00	1,018.10	1.35%	6.76
Class Y4
Actual	$1,000.00	$1,032.20	1.00%	$5.04
Hypothetical (5% return before expenses)	1,000.00	1,019.84	1.00%	5.01
Polen International Small Company Growth Fund
Institutional Class[5]
Actual	$1,000.00	$1,104.90	1.25%	$6.52
Hypothetical (5% return before expenses)	1,000.00	1,018.60	1.25%	6.26
Investor Class[5]
Actual	$1,000.00	$1,103.70	1.50%	$7.82
Hypothetical (5% return before expenses)	1,000.00	1,017.36	1.50%	7.50
Polen Emerging Markets Growth Fund
Institutional Class[6]
Actual	$1,000.00	$1,281.30	1.25%	$7.07
Hypothetical (5% return before expenses)	1,000.00	1,018.60	1.25%	6.26
Polen U.S. SMID Company Growth Fund
Institutional Class[7]
Actual	$1,000.00	$1,045.50	1.05%	$5.33
Hypothetical (5% return before expenses)	1,000.00	1,019.59	1.05%	5.26
Polen Global SMID Company Growth Fund
Institutional Class[8]
Actual	$1,000.00	$1,176.20	1.25%	$6.74
Hypothetical (5% return before expenses)	1,000.00	1,018.60	1.25%	6.26
Polen Emerging Markets ex China Growth Fund
Institutional Class[9]
Actual	$1,000.00	$1,035.00	1.25%	$2.13
Hypothetical (5% return before expenses)	1,000.00	1,018.60	1.25%	6.26

POLEN FUNDS
Fund Expense Disclosure (Continued)
April 30, 2023
(Unaudited)
	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio	Expenses Paid During Period
Polen Bank Loan Fund
Institutional Class[10]
Actual	$1,000.00	$1,069.30	0.75%	$3.85
Hypothetical (5% return before expenses)	1,000.00	1,021.08	0.75%	3.76
Polen Upper Tier High Yield Fund
Institutional Class[11]
Actual	$1,000.00	$1,051.60	0.65%	$3.31
Hypothetical (5% return before expenses)	1,000.00	1,021.57	0.65%	3.26

1	Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2023 of 0.96% for Institutional Class and 1.21% for Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of 8.80% and 8.65% for Institutional Class and Investor Class, respectively.
2	Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2023 of 0.99% for Institutional Class and 1.24% for Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of 15.68% and 15.54% for Institutional Class and Investor Class, respectively.
3	Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2023 of 1.05% for Institutional Class and 1.30% for Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of 21.00% and 20.86% for Institutional Class and Investor Class, respectively.
4	Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2023 of 1.10% for Institutional Class, 1.35% for Investor Class and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of 3.14%, 3.01% and3.22% for Institutional Class, Investor Class and Class Y, respectively.
5	Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2023 of 1.25% for Institutional Class and 1.50% for the Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of 10.49% and10.37% for Institutional Class and Investor Class, respectively.
6	Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2023 of 1.25% for Institutional Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Institutional Class ending account values on the first line of the table is based on the actual six-month total return for the Fund of 28.13%.
7	Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2023 of 1.05% for Institutional Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Institutional Class ending account values on the first line of the table is based on the actual six-month total return for the Fund of 4.55%.
8	Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2023 of 1.25% for Institutional Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Institutional Class ending account values on the first line of the table is based on the actual six-month total return for the Fund of 17.62%.
9	Expenses are equal to an annualized expense ratio for the period beginning March 1, 2023, commencement of operations, to April 30, 2023 of 1.25% for Institutional Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (61), then divided by 365 to reflect the period. The Institutional Class ending account values on the first line of the table is based on the actual total return for the Fund of 3.50%. For comparative purposes, the Hypothetical expenses are as if the Institutional Class had been in existence from May 1, 2022, and are equal to the Institutional Class annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by 365 to reflect the period.

POLEN FUNDS
Fund Expense Disclosure (Concluded)
April 30, 2023
(Unaudited)
10	Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2023 of 0.75% for Institutional Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Institutional Class ending account values on the first line of the table is based on the actual six-month total return for the Fund of 6.93%.
11	Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2023 of 0.65% for Institutional Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Institutional Class ending account values on the first line of the table is based on the actual six-month total return for the Fund of 5.16%.

Polen Growth Fund
Portfolio Holdings Summary Table
April 30, 2023
(Unaudited)
The following table presents a summary by industry of the portfolio holdings of the Fund:
	% of Net Assets	Value
COMMON STOCKS:
Software Application	16.7%	$1,172,080,569
Internet Retail	14.2	1,000,795,791
Credit Services	12.4	875,314,930
Software Infrastructure	11.9	838,922,782
Entertainment	6.6	460,799,374
Internet Content & Information	6.5	456,061,157
Diagnostics & Research	6.3	440,052,457
Information Technology Services	6.2	439,306,374
Medical Devices	5.3	374,298,067
Travel Services	4.0	281,749,732
Healthcare Plans	3.7	262,086,642
Drug Manufacturers - Specialty & Generic	2.8	193,673,877
Footwear & Accessories	2.4	166,700,540
Total Common Stocks	99.0	6,961,842,292
Other Assets in Excess of Liabilities	1.0	69,951,148
NET ASSETS	100.0%	$7,031,793,440

Portfolio holdings are subject to change at any time.
See Note 1.  The industry designations set forth in the table above are those of the Morningstar Global Equity Classification  System
(“MGECS”).
The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUND
Portfolio of Investments
April 30, 2023
	Number of Shares	Value
COMMON STOCKS† — 99.0%
Credit Services — 12.4%
Mastercard, Inc., Class A	913,548	$ 347,175,646
PayPal Holdings, Inc.*	2,409,977	183,158,252
Visa, Inc., Class A	1,482,323	344,981,032
		875,314,930
Diagnostics & Research — 6.3%
Illumina, Inc.*	1,022,789	210,244,507
Thermo Fisher Scientific, Inc.	414,143	229,807,950
		440,052,457
Drug Manufacturers - Specialty & Generic — 2.8%
Zoetis, Inc.	1,101,797	193,673,877
Entertainment — 6.6%
Netflix, Inc.*	1,396,658	460,799,374
Footwear & Accessories — 2.4%
NIKE, Inc., Class B	1,315,503	166,700,540
Healthcare Plans — 3.7%
UnitedHealth Group, Inc.	532,599	262,086,642
Information Technology Services — 6.2%
Accenture PLC, Class A	946,773	265,371,004
Gartner, Inc.*	575,069	173,935,370
		439,306,374
Internet Content & Information — 6.5%
Alphabet, Inc., Class C*	4,214,204	456,061,157
Internet Retail — 14.2%
Amazon.com, Inc.*	9,490,714	1,000,795,791
Medical Devices — 5.3%
Abbott Laboratories	2,573,849	284,333,099
Align Technology, Inc.*	276,560	89,964,968
		374,298,067
	Number of Shares	Value
COMMON STOCKS — (Continued)
Software Application — 16.7%
Autodesk, Inc.*	1,426,650	$ 277,897,153
DocuSign, Inc.*	1,714,911	84,785,200
Salesforce, Inc.*	2,145,132	425,529,835
ServiceNow, Inc.*	835,550	383,868,381
		1,172,080,569
Software Infrastructure — 11.9%
Adobe, Inc.*	869,175	328,165,713
Microsoft Corp.	1,662,296	510,757,069
		838,922,782
Travel Services — 4.0%
Airbnb, Inc., Class A*	2,354,389	281,749,732
TOTAL COMMON STOCKS (Cost $5,272,866,367)		6,961,842,292

TOTAL INVESTMENTS - 99.0% (Cost $5,272,866,367)		6,961,842,292
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%		69,951,148
NET ASSETS - 100.0%		$ 7,031,793,440

†	See Note 1. The industry designations set forth in the schedule above are those of the Morningstar Global Equity Classification System ("MGECS").
*	Non-income producing.
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

Polen Global Growth Fund
Portfolio Holdings Summary Table
April 30, 2023
(Unaudited)
The following table presents a summary by industry of the portfolio holdings of the Fund:
	% of Net Assets	Value
COMMON STOCKS:
Software	27.7%	$122,872,972
Health Care Equipment & Supplies	10.9	48,736,986
Financial Services	9.1	40,372,609
Life Sciences Tools & Services	8.6	37,947,439
Interactive Media & Services	6.4	28,401,257
Broadline Retail	5.9	26,152,760
Insurance	4.9	21,549,028
Personal Care Products	4.7	20,832,576
Food Products	4.0	17,760,537
Textiles, Apparel & Luxury Goods	3.8	17,029,147
Professional Services	3.4	15,010,160
Information Technology Services	3.3	14,711,581
Biotechnology	2.5	11,013,362
Total Common Stocks	95.2	422,390,414
Other Assets in Excess of Liabilities	4.8	21,330,542
NET ASSETS	100.0%	$443,720,956

Portfolio holdings are subject to change at any time.
See Note 1. The  industry designations set forth in the table above are those of the Global Industry Classification Standard (“GICS”).
The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL GROWTH FUND
Portfolio of Investments
April 30, 2023
	Number of Shares	Value
COMMON STOCKS† — 95.2%
Australia — 2.5%
CSL Ltd.	55,167	$ 11,013,362
France — 7.6%
L'Oreal SA	34,774	16,619,092
LVMH Moet Hennessy Louis Vuitton SE	17,704	17,029,147
		33,648,239
Germany — 10.1%
SAP SE	180,443	24,416,861
Siemens Healthineers AG(a)	331,922	20,687,253
		45,104,114
Ireland — 8.6%
Accenture PLC, Class A	52,487	14,711,581
ICON PLC*	121,356	23,384,088
		38,095,669
Switzerland — 4.0%
Nestle SA, Registered Shares	138,441	17,760,537
United States — 62.4%
Abbott Laboratories	147,627	16,308,355
Adobe, Inc.*	66,886	25,253,478
Align Technology, Inc.*	36,094	11,741,378
Alphabet, Inc., Class C*	262,440	28,401,257
Amazon.com, Inc.*	248,011	26,152,760
Aon PLC, Class A	66,268	21,549,028
Autodesk, Inc.*	44,617	8,690,945
Automatic Data Processing, Inc.	68,228	15,010,160
Estee Lauder Cos., Inc. (The), Class A	17,078	4,213,484
Mastercard, Inc., Class A	53,144	20,196,314
	Number of Shares	Value
COMMON STOCKS — (Continued)
United States — (Continued)
Microsoft Corp.	136,438	$ 41,921,940
ServiceNow, Inc.*	30,843	14,169,891
Thermo Fisher Scientific, Inc.	26,245	14,563,351
Visa, Inc., Class A	86,694	20,176,295
Workday, Inc., Class A*	45,234	8,419,857
		276,768,493
TOTAL COMMON STOCKS (Cost $332,766,068)		422,390,414

TOTAL INVESTMENTS - 95.2% (Cost $332,766,068)		422,390,414
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.8%		21,330,542
NET ASSETS - 100.0%		$443,720,956

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security was purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2023, this security amounted to $20,687,253 or 4.66% of net assets. This security has been determined by the Adviser to be a liquid security.
†	See Note 1. The industry designations set forth in the schedule above are those of the Global Industry Classification Standard ("GICS").
*	Non-income producing.

PLC	Public Limited Company
The accompanying notes are an integral part of the financial statements.

Polen International Growth Fund
Portfolio Holdings Summary Table
April 30, 2023
(Unaudited)
The following table presents a summary by industry of the portfolio holdings of the Fund:
	% of Net Assets	Value
COMMON STOCKS:
Software	16.8%	$ 38,791,894
Health Care Equipment & Supplies	11.5	26,603,206
Hotels, Restaurants & Leisure	9.7	22,272,101
Life Sciences Tools & Services	7.9	18,220,574
Textiles, Apparel & Luxury Goods	7.4	16,980,159
Insurance	7.2	16,473,619
Professional Services	6.3	14,311,444
Information Technology Services	6.1	14,023,884
Trading Companies & Distributors	4.1	9,362,784
Personal Care Products	3.9	9,088,995
Semiconductors & Semiconductor Equipment	3.7	8,573,617
Broadline Retail	3.1	7,188,436
Banks	3.1	7,058,414
Biotechnology	2.7	6,092,515
Total Common Stocks	93.5	215,041,642
Other Assets in Excess of Liabilities	6.5	14,939,672
NET ASSETS	100.0%	$229,981,314

Portfolio holdings are subject to change at any time.
See Note 1. The  industry designations set forth in the table above are those of the Global Industry Classification Standard (“GICS”).
The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL GROWTH FUND
Portfolio of Investments
April 30, 2023
	Number of Shares	Value
COMMON STOCKS† — 93.5%
Australia — 2.7%
CSL Ltd.	30,518	$ 6,092,515
Canada — 2.7%
Shopify, Inc., Class A*	127,202	6,162,937
France — 8.0%
Dassault Systemes SE	49,533	2,010,823
Kering SA	7,214	4,619,608
LVMH Moet Hennessy Louis Vuitton SE	4,503	4,331,352
Teleperformance	37,708	7,536,153
		18,497,936
Germany — 16.6%
adidas AG	45,593	8,029,199
SAP SE	106,937	14,470,308
Siemens Healthineers AG(a)	252,716	15,750,688
		38,250,195
India — 3.1%
HDFC Bank Ltd.	341,395	7,058,414
Ireland — 17.5%
Accenture PLC, Class A	15,761	4,417,650
Experian PLC	191,366	6,775,291
ICON PLC*	94,559	18,220,574
Medtronic PLC	119,324	10,852,518
		40,266,033
Netherlands — 3.7%
ASML Holding NV	13,510	8,573,617
Spain — 3.1%
Amadeus IT Group SA*	100,752	7,081,357
Sweden — 6.6%
Evolution AB(a)	113,696	15,190,744
Switzerland — 2.5%
Temenos AG, Registered Shares	69,231	5,831,581
	Number of Shares	Value
COMMON STOCKS — (Continued)
United Kingdom — 15.2%
Bunzl PLC	235,204	$ 9,362,784
Sage Group PLC (The)	1,597,914	16,479,182
Unilever PLC	163,230	9,088,995
		34,930,961
United States — 7.2%
Aon PLC, Class A	50,660	16,473,619
Uruguay — 4.6%
Globant SA*	21,950	3,443,297
MercadoLibre, Inc.*	5,627	7,188,436
		10,631,733
TOTAL COMMON STOCKS (Cost $183,921,622)		215,041,642

TOTAL INVESTMENTS - 93.5% (Cost $183,921,622)		215,041,642
OTHER ASSETS IN EXCESS OF LIABILITIES - 6.5%		14,939,672
NET ASSETS - 100.0%		$229,981,314

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2023, these securities amounted to $30,941,432 or 13.45% of net assets. These securities have been determined by the Adviser to be liquid securities.
†	See Note 1. The industry designations set forth in the schedule above are those of the Global Industry Classification Standard ("GICS").
*	Non-income producing.

PLC	Public Limited Company
The accompanying notes are an integral part of the financial statements.

Polen U.S. Small Company Growth Fund
Portfolio Holdings Summary Table
April 30, 2023
(Unaudited)
The following table presents a summary by industry of the portfolio holdings of the Fund:
	% of Net Assets	Value
COMMON STOCKS:
Software Application	19.7%	$16,024,870
Software Infrastructure	14.5	11,773,989
Health Information Services	7.2	5,874,598
Specialty Retail	6.5	5,323,901
Capital Markets	5.2	4,233,635
Insurance - Diversified	5.0	4,027,587
Auto Parts	4.5	3,630,106
Restaurants	4.4	3,565,360
Internet Retail	3.8	3,074,145
Information Technology Services	3.8	3,051,749
Asset Management	3.7	3,021,985
Medical Care Facilities	3.6	2,941,434
Real Estate Services	3.3	2,718,897
Leisure	3.2	2,575,257
Industrial Distribution	2.4	1,970,408
Medical Instruments & Supplies	1.5	1,225,966
Household & Personal Products	1.2	996,176
Semiconductors	1.2	978,942
Total Common Stocks	94.7	77,009,005
Other Assets in Excess of Liabilities	5.3	4,295,359
NET ASSETS	100.0%	$81,304,364

Portfolio holdings are subject to change at any time.
See Note 1. The industry designations set forth in the table above are those of the Morningstar Global Equity Classification System (“MGECS”).
The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMALL COMPANY GROWTH FUND
Portfolio of Investments
April 30, 2023
	Number of Shares	Value
COMMON STOCKS† — 94.7%
Asset Management — 3.7%
Hamilton Lane, Inc., Class A	41,015	$ 3,021,985
Auto Parts — 4.5%
Fox Factory Holding Corp.*	32,742	3,630,106
Capital Markets — 5.2%
Houlihan Lokey, Inc.	46,330	4,233,635
Health Information Services — 7.2%
Doximity, Inc., Class A*	67,245	2,471,254
Progyny, Inc.*	102,387	3,403,344
		5,874,598
Household & Personal Products — 1.2%
Helen of Troy Ltd.*	9,928	996,176
Industrial Distribution — 2.4%
SiteOne Landscape Supply, Inc.*	13,337	1,970,408
Information Technology Services — 3.8%
Globant SA*	19,454	3,051,749
Insurance - Diversified — 5.0%
Goosehead Insurance, Inc., Class A*	70,045	4,027,587
Internet Retail — 3.8%
Farfetch Ltd., Class A*	159,046	640,955
Revolve Group, Inc.*	117,830	2,433,190
		3,074,145
Leisure — 3.2%
YETI Holdings, Inc.*	65,279	2,575,257
Medical Care Facilities — 3.6%
AMN Healthcare Services, Inc.*	14,551	1,256,479
DocGo, Inc.*	198,230	1,684,955
		2,941,434
Medical Instruments & Supplies — 1.5%
Warby Parker, Inc., Class A*	116,426	1,225,966
Real Estate Services — 3.3%
FirstService Corp.	18,037	2,718,897
Restaurants — 4.4%
Wingstop, Inc.	17,817	3,565,360
Semiconductors — 1.2%
SiTime Corp.*	9,025	978,942
	Number of Shares	Value
COMMON STOCKS — (Continued)
Software Application — 19.7%
Alarm.com Holdings, Inc.*	51,946	$ 2,477,305
Alight, Inc., Class A*	318,046	2,941,925
Appfolio, Inc., Class A*	24,469	3,416,362
Blackline, Inc.*	51,946	2,893,911
Bumble, Inc., Class A*	141,008	2,567,756
Olo, Inc., Class A*	252,206	1,727,611
		16,024,870
Software Infrastructure — 14.5%
Altair Engineering, Inc., Class A*	29,583	2,042,706
CCC Intelligent Solutions Holdings, Inc.*	282,905	2,455,615
Endava PLC, SP ADR*	19,956	1,148,867
Euronet Worldwide, Inc.*	28,580	3,164,949
Qualys, Inc.*	26,225	2,961,852
		11,773,989
Specialty Retail — 6.5%
Five Below, Inc.*	18,953	3,740,564
RH *	6,206	1,583,337
		5,323,901
TOTAL COMMON STOCKS (Cost $76,850,609)		77,009,005

TOTAL INVESTMENTS - 94.7% (Cost $76,850,609)		77,009,005
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.3%		4,295,359
NET ASSETS - 100.0%		$ 81,304,364

†	See Note 1. The industry designations set forth in the schedule above are those of the Morningstar Global Equity Classification System ("MGECS").
*	Non-income producing.
PLC	Public Limited Company
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

Polen International Small Company Growth Fund
Portfolio Holdings Summary Table
April 30, 2023
(Unaudited)
The following table presents a summary by industry of the portfolio holdings of the Fund:
	% of Net Assets	Value
COMMON STOCKS:
Information Technology Services	15.3%	$ 2,641,996
Software	13.3	2,319,332
Real Estate Management & Development	7.6	1,319,555
Capital Markets	6.7	1,146,120
Life Sciences Tools & Services	6.4	1,114,810
Pharmaceuticals	6.4	1,112,034
Beverages	6.3	1,086,892
Entertainment	5.6	963,316
Specialty Retail	5.1	890,253
Health Care Technology	4.3	731,746
Leisure Products	3.9	681,902
Machinery	3.8	667,402
Health Care Providers & Services	3.5	610,566
Semiconductors & Semiconductor Equipment	2.6	440,520
Electronic Equipment, Instruments & Components	2.1	363,164
Professional Services	1.2	206,464
Total Common Stocks	94.1	16,296,072
Other Assets in Excess of Liabilities	5.9	1,029,415
NET ASSETS	100.0%	$17,325,487

Portfolio holdings are subject to change at any time.
See Note 1. The  industry designations set forth in the table above are those of the Global Industry Classification Standard (“GICS”).
The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND
Portfolio of Investments
April 30, 2023
	Number of Shares	Value
COMMON STOCKS† — 94.1%
Australia — 3.9%
Pro Medicus Ltd.	9,072	$ 372,377
Technology One Ltd.	29,755	299,985
		672,362
Canada — 14.0%
Altus Group Ltd.	20,385	809,472
FirstService Corp.	3,391	510,083
Kinaxis, Inc.*	5,610	770,415
TMX Group Ltd.	3,332	337,467
		2,427,437
Finland — 2.2%
Musti Group Oyj	18,431	381,906
Germany — 8.2%
CompuGroup Medical SE & Co. KgaA	6,536	359,369
CTS Eventim AG & Co. KGaA*	8,322	548,297
MYT Netherlands Parent BV, ADR*	103,533	508,347
		1,416,013
Ireland — 5.0%
Keywords Studios PLC	25,605	871,052
Italy — 4.2%
Amplifon SpA	9,708	356,379
Interpump Group SpA	6,638	370,465
		726,844
Japan — 5.3%
As One Corp.	6,000	254,187
Benefit One, Inc.	15,000	206,464
SHIFT, Inc.*	2,500	465,406
		926,057
Luxembourg — 2.9%
Eurofins Scientific SE	7,176	501,242
Netherlands — 6.3%
Euronext NV(a)	10,168	808,653
Topicus.com, Inc., Sub-Voting Shares*	4,296	286,168
		1,094,821
South Korea — 4.1%
Douzone Bizon Co. Ltd.	11,460	261,709
Koh Young Technology, Inc.	44,321	440,520
		702,229
	Number of Shares	Value
COMMON STOCKS — (Continued)
Sweden — 3.9%
Thule Group AB(a)	23,576	$ 681,902
Switzerland — 5.8%
Tecan Group AG, Registered Shares	1,408	613,568
Temenos AG, Registered Shares	4,614	388,654
		1,002,222
United Kingdom — 26.5%
Auto Trader Group PLC(a)	51,897	415,019
Dechra Pharmaceuticals PLC	23,690	1,112,034
Endava PLC, SP ADR*	12,441	716,228
Fevertree Drinks PLC	63,779	1,086,892
GB Group PLC	76,410	312,401
Halma PLC	12,487	363,164
Judges Scientific PLC	2,377	296,937
Kin & Carta PLC*	279,550	281,060
		4,583,735
Uruguay — 1.8%
Globant SA*	1,965	308,250
TOTAL COMMON STOCKS (Cost $17,721,537)		16,296,072

TOTAL INVESTMENTS - 94.1% (Cost $17,721,537)		16,296,072
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.9%		1,029,415
NET ASSETS - 100.0%		$17,325,487

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2023, these securities amounted to $1,905,574 or 11.00% of net assets. These securities have been determined by the Adviser to be liquid securities.
†	See Note 1. The industry designations set forth in the schedule above are those of the Global Industry Classification Standard ("GICS").
*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND
Portfolio of Investments (Concluded)
April 30, 2023
ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depository Receipt
The accompanying notes are an integral part of the financial statements.

Polen Emerging Markets Growth Fund
(formerly, Polen Global Emerging Markets Growth Fund)
Portfolio Holdings Summary Table
April 30, 2023
(Unaudited)
The following table presents a summary by industry of the portfolio holdings of the Fund:
	% of Net Assets	Value
COMMON STOCKS:
Broadline Retail	12.9%	$ 2,483,456
Banks	10.3	1,983,725
Consumer Staples Distribution & Retail	9.6	1,859,687
Entertainment	9.6	1,844,481
Hotels, Restaurants & Leisure	7.5	1,449,753
Information Technology Services	6.8	1,310,251
Food Products	5.1	985,442
Semiconductors & Semiconductor Equipment	4.7	917,033
Passenger Airlines	4.5	858,111
Insurance	4.3	821,016
Oil, Gas & Consumable Fuels	3.1	606,951
Textiles, Apparel & Luxury Goods	3.1	596,459
Interactive Media & Services	2.9	558,437
Specialty Retail	2.4	460,715
Beverages	2.4	457,152
Automobiles	2.2	433,177
Software	2.0	380,854
Financial Services	1.9	376,600
Household Durables	1.6	317,000
Total Common Stocks	96.9	18,700,300
Other Assets in Excess of Liabilities	3.1	602,681
NET ASSETS	100.0%	$19,302,981

Portfolio holdings are subject to change at any time.
See Note 1. The  industry designations set forth in the table above are those of the Global Industry Classification Standard (“GICS”).
The accompanying notes are an integral part of the financial statements.

POLEN EMERGING MARKETS GROWTH FUND (formerly, Polen Global Emerging Markets Growth Fund)
Portfolio of Investments
April 30, 2023
	Number of Shares	Value
COMMON STOCKS† — 96.9%
Brazil — 2.1%
Raia Drogasil SA	76,500	$ 403,068
Cambodia — 2.6%
NagaCorp Ltd.*	614,165	497,936
China — 24.1%
Alibaba Group Holding Ltd.*	47,400	501,190
ANTA Sports Products Ltd.	48,000	596,459
Autohome, Inc., Class A	75,380	557,826
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	128,274	547,749
Meituan, Class B(a)*	17,100	292,247
NetEase, Inc.	62,961	1,120,857
Tencent Music Entertainment Group, ADR*	97,655	723,624
Zhejiang Supor Co. Ltd., Class A	42,605	317,000
		4,656,952
Hong Kong — 2.6%
AIA Group Ltd.	45,200	492,096
India — 16.7%
Bajaj Auto Ltd.	7,981	433,177
HDFC Bank Ltd.	39,087	808,132
Infosys Ltd.	32,401	499,920
Kotak Mahindra Bank Ltd.	18,231	433,899
Nestle India Ltd.	1,643	437,693
Reliance Industries Ltd.	20,438	606,951
		3,219,772
Indonesia — 3.8%
Bank Central Asia Tbk PT	1,198,500	741,694
Mexico — 6.3%
Fomento Economico Mexicano SAB de CV	47,000	457,152
Wal-Mart de Mexico SAB de CV	186,800	752,935
		1,210,087
Netherlands — 4.6%
Prosus NV	11,972	895,907
Poland — 3.6%
Dino Polska SA(a)*	6,900	703,684
Russia — 0.0%
VK Co. Ltd., GDR(b)(c)*	34,180	342
Yandex NV, Class A(b)(c)*	26,923	269
		611
Singapore — 2.0%
Karooooo Ltd.	17,010	380,854
	Number of Shares	Value
COMMON STOCKS — (Continued)
South Africa — 1.7%
Discovery Ltd.*	41,850	$ 328,920
Switzerland — 4.5%
Wizz Air Holdings PLC(a)*	22,530	858,111
Taiwan — 7.8%
momo.com, Inc.	21,800	590,693
Taiwan Semiconductor Manufacturing Co. Ltd.	56,000	917,033
		1,507,726
United States — 5.2%
EPAM Systems, Inc.*	1,215	343,165
Las Vegas Sands Corp.*	10,330	659,570
		1,002,735
Uruguay — 4.5%
Dlocal Ltd.*	26,900	376,600
MercadoLibre, Inc.*	388	495,666
		872,266
Vietnam — 4.8%
FPT Corp.	141,100	467,166
Mobile World Investment Corp.	274,500	460,715
		927,881
TOTAL COMMON STOCKS (Cost $22,252,053)		18,700,300

TOTAL INVESTMENTS - 96.9% (Cost $22,252,053)		18,700,300
OTHER ASSETS IN EXCESS OF LIABILITIES - 3.1%		602,681
NET ASSETS - 100.0%		$19,302,981

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2023, these securities amounted to $1,854,042 or 9.60% of net assets. These securities have been determined by the Adviser to be liquid securities.
(b)	Security is deemed illiquid at April 30, 2023.
(c)	Security is fair valued by the Adviser in accordance with the policies established by the Board of Trustees.

The accompanying notes are an integral part of the financial statements.

POLEN EMERGING MARKETS GROWTH FUND (formerly, Polen Global Emerging Markets Growth Fund)
Portfolio of Investments (Concluded)
April 30, 2023
†	See Note 1. The industry designations set forth in the schedule above are those of the Global Industry Classification Standard ("GICS").
*	Non-income producing.
ADR	American Depositary Receipt
GDR	Global Depository Receipt
PLC	Public Limited Company
The accompanying notes are an integral part of the financial statements.

Polen U.S. SMID Company Growth Fund
Portfolio Holdings Summary Table
April 30, 2023
(Unaudited)
The following table presents a summary by industry of the portfolio holdings of the Fund:
	% of Net Assets	Value
COMMON STOCKS:
Software Application	26.0%	$ 5,201,061
Specialty Retail	7.3	1,454,833
Internet Retail	6.6	1,320,658
Health Information Services	5.7	1,146,014
Auto & Truck Dealerships	5.1	1,025,990
Insurance - Diversified	4.7	944,783
Capital Markets	4.5	893,696
Software Infrastructure	4.2	834,563
Information Technology Services	4.1	816,352
Auto Parts	3.6	730,412
Restaurants	3.6	710,991
Home Improvement Retail	3.5	700,943
Asset Management	3.3	660,099
Building Products & Equipment	3.1	627,497
Leisure	2.8	564,727
Diagnostics & Research	1.9	371,494
Medical Instruments & Supplies	1.3	267,894
Medical Devices	1.2	250,156
Semiconductors	1.1	215,278
Total Common Stocks	93.6	18,737,441
Other Assets in Excess of Liabilities	6.4	1,285,866
NET ASSETS	100.0%	$20,023,307

Portfolio holdings are subject to change at any time.
See Note 1.  The industry designations set forth in the table above are those of the Morningstar Global Equity Classification  System
(“MGECS”).
The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMID COMPANY GROWTH FUND
Portfolio of Investments
April 30, 2023
	Number of Shares	Value
COMMON STOCKS† — 93.6%
Asset Management — 3.3%
Hamilton Lane, Inc., Class A	8,959	$ 660,099
Auto & Truck Dealerships — 5.1%
Copart, Inc.*	12,979	1,025,990
Auto Parts — 3.6%
Fox Factory Holding Corp.*	6,588	730,412
Building Products & Equipment — 3.1%
Trex Co., Inc.*	11,480	627,497
Capital Markets — 4.5%
Houlihan Lokey, Inc.	9,780	893,696
Diagnostics & Research — 1.9%
Charles River Laboratories International, Inc.*	1,954	371,494
Health Information Services — 5.7%
Doximity, Inc., Class A*	15,398	565,876
Progyny, Inc.*	17,453	580,138
		1,146,014
Home Improvement Retail — 3.5%
Floor & Decor Holdings, Inc., Class A*	7,056	700,943
Information Technology Services — 4.1%
Globant SA*	5,204	816,352
Insurance - Diversified — 4.7%
Goosehead Insurance, Inc., Class A*	16,431	944,783
Internet Retail — 6.6%
Etsy, Inc.*	6,179	624,264
Farfetch Ltd., Class A*	48,513	195,507
Revolve Group, Inc.*	24,256	500,887
		1,320,658
Leisure — 2.8%
YETI Holdings, Inc.*	14,315	564,727
Medical Devices — 1.2%
Align Technology, Inc.*	769	250,156
Medical Instruments & Supplies — 1.3%
Warby Parker, Inc., Class A*	25,441	267,894
Restaurants — 3.6%
Wingstop, Inc.	3,553	710,991
	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors — 1.1%
Monolithic Power Systems, Inc.	466	$ 215,278
Software Application — 26.0%
Alarm.com Holdings, Inc.*	9,992	476,518
Aspen Technology, Inc.*	2,936	519,672
Bumble, Inc., Class A*	15,084	274,680
Dynatrace, Inc.*	26,828	1,134,288
Olo, Inc., Class A*	46,812	320,662
Paycom Software, Inc.*	3,037	881,854
Trade Desk, Inc. (The), Class A*	13,849	891,045
Tyler Technologies, Inc.*	1,853	702,342
		5,201,061
Software Infrastructure — 4.2%
Endava PLC, SP ADR*	6,279	361,482
Euronet Worldwide, Inc.*	4,272	473,081
		834,563
Specialty Retail — 7.3%
Five Below, Inc.*	5,042	995,089
RH *	1,802	459,744
		1,454,833
TOTAL COMMON STOCKS (Cost $20,692,522)		18,737,441

TOTAL INVESTMENTS - 93.6% (Cost $20,692,522)		18,737,441
OTHER ASSETS IN EXCESS OF LIABILITIES - 6.4%		1,285,866
NET ASSETS - 100.0%		$ 20,023,307

†	See Note 1. The industry designations set forth in the schedule above are those of the Morningstar Global Equity Classification System ("MGECS").
*	Non-income producing.
PLC	Public Limited Company
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

Polen Global SMID Company Growth Fund
Portfolio Holdings Summary Table
April 30, 2023
(Unaudited)
The following table presents a summary by industry of the portfolio holdings of the Fund:
	% of Net Assets	Value
COMMON STOCKS:
Specialty Retail	15.3%	$1,434,448
Software	14.7	1,394,543
Information Technology Services	10.6	993,470
Life Sciences Tools & Services	7.2	674,769
Real Estate Management & Development	6.6	617,696
Capital Markets	6.5	605,319
Pharmaceuticals	5.7	538,930
Insurance	5.5	515,890
Professional Services	4.7	445,969
Health Care Technology	4.6	434,184
Health Care Equipment & Supplies	3.4	318,794
Entertainment	2.9	272,831
Beverages	2.8	266,649
Semiconductors & Semiconductor Equipment	2.5	232,978
Leisure Products	2.2	210,071
Total Common Stocks	95.2	8,956,541
Other Assets in Excess of Liabilities	4.8	454,236
NET ASSETS	100.0%	$9,410,777

Portfolio holdings are subject to change at any time.
See Note 1. The  industry designations set forth in the table above are those of the Global Industry Classification Standard (“GICS”).
The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL SMID COMPANY GROWTH FUND
Portfolio of Investments
April 30, 2023
	Number of Shares	Value
COMMON STOCKS† — 95.2%
Australia — 1.5%
Pro Medicus Ltd.	3,410	$ 139,970
Canada — 10.6%
Altus Group Ltd.	9,021	358,217
FirstService Corp.	1,725	259,479
Kinaxis, Inc.*	1,504	206,542
TMX Group Ltd.	1,650	167,113
		991,351
Finland — 2.5%
Musti Group Oyj	11,366	235,513
Germany — 6.0%
CompuGroup Medical SE & Co. KgaA	5,351	294,214
CTS Eventim AG & Co. KGaA*	4,141	272,831
		567,045
Ireland — 3.7%
Keywords Studios PLC	10,292	350,122
Japan — 4.2%
Benefit One, Inc.	9,870	135,854
SHIFT, Inc.*	1,400	260,627
		396,481
Luxembourg — 3.2%
Eurofins Scientific SE	4,295	300,005
Netherlands — 6.2%
Euronext NV(a)	5,510	438,206
Topicus.com, Inc., Sub-Voting Shares*	2,127	141,685
		579,891
South Korea — 2.5%
Koh Young Technology, Inc.	23,440	232,978
Switzerland — 5.7%
Tecan Group AG, Registered Shares	860	374,764
Temenos AG, Registered Shares	1,946	163,919
		538,683
United Kingdom — 11.2%
Dechra Pharmaceuticals PLC	11,481	538,930
Endava PLC, SP ADR*	4,310	248,127
Fevertree Drinks PLC	15,647	266,649
		1,053,706
	Number of Shares	Value
COMMON STOCKS — (Continued)
United States — 36.5%
Align Technology, Inc.*	980	$ 318,794
Dynatrace, Inc.*	7,155	302,513
Fair Isaac Corp.*	278	202,370
Five Below, Inc.*	2,186	431,429
Floor & Decor Holdings, Inc., Class A*	5,100	506,634
Goosehead Insurance, Inc., Class A*	8,972	515,890
Paycom Software, Inc.*	1,068	310,115
Revolve Group, Inc.*	12,633	260,872
Tyler Technologies, Inc.*	996	377,514
YETI Holdings, Inc.*	5,325	210,071
		3,436,202
Uruguay — 1.4%
Globant SA*	858	134,594
TOTAL COMMON STOCKS (Cost $9,532,995)		8,956,541

TOTAL INVESTMENTS - 95.2% (Cost $9,532,995)		8,956,541
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.8%		454,236
NET ASSETS - 100.0%		$9,410,777

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security was purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2023, this security amounted to $438,206 or 4.66% of net assets. This security has been determined by the Adviser to be a liquid security.
†	See Note 1. The industry designations set forth in the schedule above are those of the Global Industry Classification Standard ("GICS").
*	Non-income producing.

PLC	Public Limited Company
SP ADR	Sponsored American Depository Receipt
The accompanying notes are an integral part of the financial statements.

Polen Emerging Markets ex China Growth Fund
Portfolio Holdings Summary Table
April 30, 2023
(Unaudited)
The following table presents a summary by industry of the portfolio holdings of the Fund:
	% of Net Assets	Value
COMMON STOCKS:
Banks	11.3%	$ 174,514
Broadline Retail	10.8	166,685
Specialty Retail	10.6	164,203
Consumer Staples Distribution & Retail	10.3	159,071
Textiles, Apparel & Luxury Goods	7.2	112,512
Passenger Airlines	6.4	100,170
Hotels, Restaurants & Leisure	5.9	92,426
Beverages	5.9	91,803
Semiconductors & Semiconductor Equipment	4.3	67,140
Food Products	4.1	63,593
Software	3.7	58,214
Automobiles	3.7	56,990
Financial Services	3.4	53,340
Insurance	3.2	49,515
Electrical Equipment	3.1	48,463
Information Technology Services	2.7	41,884
Total Common Stocks	96.6	1,500,523
Other Assets in Excess of Liabilities	3.4	52,215
NET ASSETS	100.0%	$1,552,738

Portfolio holdings are subject to change at any time.
See Note 1. The industry designations set forth in the table above are those of the Global Industry Classification Standard (“GICS”).
The accompanying notes are an integral part of the financial statements.

POLEN EMERGING MARKETS EX CHINA GROWTH FUND
Portfolio of Investments
April 30, 2023
	Number of Shares	Value
COMMON STOCKS† — 96.6%
Brazil — 5.9%
Raia Drogasil SA	8,200	$ 43,204
WEG SA	5,900	48,463
		91,667
Cambodia — 5.9%
NagaCorp Ltd.*	114,000	92,426
India — 15.5%
Bajaj Auto Ltd.	1,050	56,990
HDFC Bank Ltd.	6,130	126,739
Titan Co. Ltd.	830	26,892
United Spirits Ltd.*	3,100	29,553
		240,174
Indonesia — 3.1%
Bank Central Asia Tbk PT	77,200	47,775
Mexico — 7.2%
Fomento Economico Mexicano SAB de CV	6,400	62,250
Wal-Mart de Mexico SAB de CV	12,300	49,578
		111,828
Philippines — 2.2%
Universal Robina Corp.	13,000	34,595
Poland — 4.3%
Dino Polska SA(a)*	650	66,289
Singapore — 3.7%
Karooooo Ltd.	2,600	58,214
South Africa — 6.0%
Discovery Ltd.*	6,300	49,515
Mr Price Group Ltd.	5,300	43,582
		93,097
Switzerland — 6.4%
Wizz Air Holdings PLC(a)*	2,630	100,170
Taiwan — 10.8%
momo.com, Inc.	3,700	100,255
Taiwan Semiconductor Manufacturing Co. Ltd.	4,100	67,140
		167,395
	Number of Shares	Value
COMMON STOCKS — (Continued)
Thailand — 2.4%
Home Product Center PCL	89,200	$ 36,702
Uruguay — 10.4%
Dlocal Ltd.*	3,810	53,340
Globant SA*	267	41,884
MercadoLibre, Inc.*	52	66,430
		161,654
Vietnam — 12.8%
Mobile World Investment Corp.	50,000	83,919
Phu Nhuan Jewelry JSC	26,000	85,620
Vietnam Dairy Products JSC	9,700	28,998
		198,537
TOTAL COMMON STOCKS (Cost $1,442,583)		1,500,523

TOTAL INVESTMENTS - 96.6% (Cost $1,442,583)		1,500,523
OTHER ASSETS IN EXCESS OF LIABILITIES - 3.4%		52,215
NET ASSETS - 100.0%		$1,552,738

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2023, these securities amounted to $166,459 or 10.72% of net assets. These securities have been determined by the Adviser to be liquid securities.
†	See Note 1. The industry designations set forth in the schedule above are those of the Global Industry Classification Standard ("GICS").
*	Non-income producing.

JSC	Joint Stock Company
PCL	Public Company Limited
PLC	Public Limited Company
The accompanying notes are an integral part of the financial statements.

Polen Bank Loan Fund
Portfolio Holdings Summary Table
April 30, 2023
(Unaudited)
The following table presents a summary by industry of the portfolio holdings of the Fund:
	% of Net Assets	Value
SENIOR LOANS:
Health Care	16.7%	$1,291,960
Media	13.0	1,002,676
Industrial Services	11.7	902,437
Materials	8.5	655,567
Retail & Wholesale - Discretionary	7.5	577,437
Consumer Discretionary Services	7.1	552,007
Software & Technology Services	6.5	505,590
Consumer Discretionary Products	4.4	336,398
Insurance	3.6	279,588
Industrial Products	2.7	211,405
Consumer Staple Products	2.1	162,175
Technology Hardware & Semiconductors	2.0	150,690
Financial Services	0.3	22,744
CORPORATE BONDS:
Materials	7.6	587,798
Insurance	2.6	201,826
Financial Services	2.0	157,208
Consumer Discretionary Products	1.2	93,432
Industrial Products	0.9	66,849
Technology Hardware & Semiconductors	0.8	59,589
Liabilities in Excess of Other Assets	(1.2)	(92,355)
NET ASSETS	100.0%	$7,725,021

Portfolio holdings are subject to change at any time.
See Note 1. The industry designations set forth in the schedule above are those of the Bloomberg Industry Classification System (“BICS”).
The accompanying notes are an integral part of the financial statements.

POLEN BANK LOAN FUND
Portfolio of Investments
April 30, 2023
	Par Value	Value
SENIOR LOANS†(a) — 86.1%
Consumer Discretionary Products — 4.4%
DexKo Global, Inc., First Lien Closing Date Dollar Term Loan, 8.909% (LIBOR +375 bps), 10/4/28	$ 119,160	$ 113,664
Truck Hero, Inc., Initial Term Loan, 8.775% (LIBOR +375 bps), 1/31/28	124,164	113,083
Wheel Pros, Inc., First Lien Initial Term Loan, 9.773% (LIBOR +450 bps), 5/11/28	153,916	109,651
		336,398
Consumer Discretionary Services — 7.1%
KUEHG Corp., First Lien Term B-3 Loan, 8.909% (LIBOR +375 bps), 2/21/25	193,749	192,677
KUEHG Corp., Second Lien Initial Term Loan, 13.409% (LIBOR +825 bps), 8/22/25	65,000	63,104
Learning Care Group U.S. No.2, Inc., First Lien Initial Term Loan, 8.275% (LIBOR +325 bps), 3/13/25	198,694	197,141
Learning Care Group U.S. No.2, Inc., 2020 Incremental Term Loan, 13.451% (LIBOR +850 bps), 3/13/25	99,488	99,085
		552,007
Consumer Staple Products — 2.1%
Kronos Acquisition Holdings, Inc., Tranche B-1 Term Loan, 8.703% (LIBOR +375 bps), 12/22/26	64,530	63,102
Naked Juice, LLC, Second Lien Initial Term Loan, 10.898% (SOFR +600 bps), 1/24/30	55,000	42,478
VC GB Holdings I Corp., Second Lien Initial Term Loan, 11.775% (LIBOR +675 bps), 7/23/29(b)	70,000	56,595
		162,175
Financial Services — 0.3%
Nexus Buyer, LLC, Second Lien Term Loan, 11.332% (SOFR +635 bps), 11/5/29(b)	25,000	22,744
	Par Value	Value
SENIOR LOANS — (Continued)
Health Care — 16.7%
Aveanna Healthcare, LLC, First Lien 2021 Extended Term Loan, 8.703% (LIBOR +375 bps), 7/17/28	$ 126,366	$ 109,524
Aveanna Healthcare, LLC, Initial Term Loan, 11.953% (LIBOR +700 bps), 12/10/29	85,000	53,125
Cano Health, LLC, Converted 2022 Replacement Term Loan, 9.082% (SOFR +400 bps), 11/23/27	164,019	130,805
CVET Midco 2 LP, Initial Term Loan, 9.898% (SOFR +500 bps), 10/13/29	110,000	103,813
EyeCare Partners, LLC, Amendment No. 1 Term Loan, 8.775% (LIBOR +375 bps), 11/15/28	69,511	56,923
EyeCare Partners, LLC, Amendment No. 2 First Lien Term Loans, 9.582% (SOFR +450 bps), 11/15/28	34,913	28,861
EyeCare Partners, LLC, Second Lien Initial Term Loan, 11.775% (LIBOR +675 bps), 11/15/29(b)	110,000	85,443
Packaging Coordinators Midco, Inc., First Lien Term B Loan, 8.659% (LIBOR +350 bps), 11/30/27(b)	233,872	227,532
RXB Holdings, Inc., First Lien Initial Term Loan, 12/20/27	139,078	136,296
Sharp Midco, LLC, First Lien Initial Term Loan, 9.159% (LIBOR +400 bps), 12/29/28	139,097	138,054
Summit Behavioral Healthcare, LLC, Initial Term Loan, 9.885% (SOFR +475 bps), 11/24/28(b)	149,173	146,656
Surgery Center Holdings, Inc., 2021 New Term Loan, 8/31/26(b)	75,000	74,928
		1,291,960
Industrial Products — 2.7%
Engineered Machinery Holdings, Inc., Second Lien Incremental Amendment No 2 Term Loan, 11.659% (LIBOR +650 bps), 5/21/29	65,000	59,962

The accompanying notes are an integral part of the financial statements.

POLEN BANK LOAN FUND
Portfolio of Investments (Continued)
April 30, 2023
	Par Value	Value
SENIOR LOANS — (Continued)
Industrial Products — (Continued)
SPX Flow, Inc., Term Loan, 9.482% (SOFR +450 bps), 4/5/29	$ 57,928	$ 56,031
Titan Acquisition Ltd., Initial Term Loan, 8.151% (LIBOR +300 bps), 3/28/25	99,399	95,412
		211,405
Industrial Services — 11.7%
Ankura Consulting Group, LLC, First Lien Closing Date Term Loan, 9.597% (SOFR +450 bps), 3/17/28	69,558	67,711
Brand Industrial Services, Inc., Initial Term Loan, 9.14% (LIBOR +425 bps), 6/21/24(b)	184,222	173,745
Infinite Bidco, LLC, First Lien Term Loan, 8.409% (LIBOR +325 bps), 3/2/28	64,560	62,089
Infinite Bidco, LLC, Second Lien Initial Term Loan, 12.159% (LIBOR +700 bps), 3/2/29	85,000	73,312
KKR Apple Bidco, LLC, First Lien Amendment No. 1 Term Loan, 8.982% (SOFR +400 bps), 9/22/28	44,888	44,878
KKR Apple Bidco, LLC, Second Lien Term Loan, 10.775% (LIBOR +575 bps), 9/21/29	175,000	172,419
LaserShip, Inc., First Lien Initial Term Loan, 9.659% (LIBOR +450 bps), 5/7/28	144,105	124,741
PECF USS Intermediate Holding III Corp., Initial Term Loan, 9.275% (LIBOR +425 bps), 12/15/28	159,044	131,800
RLG Holdings, LLC, First Lien Closing Date Initial Term Loan, 9.025% (LIBOR +400 bps), 7/7/28	54,585	51,742
		902,437
Insurance — 3.6%
Asurion, LLC, New B-8 Term Loan, 8.275% (LIBOR +325 bps), 12/23/26	19,873	18,618
Asurion, LLC, New B-9 Term Loan, 8.275% (LIBOR +325 bps), 7/31/27	19,873	18,416
	Par Value	Value
SENIOR LOANS — (Continued)
Insurance — (Continued)
Asurion, LLC, New B-11 Term Loan, 9.332% (SOFR +435 bps), 8/21/28(b)	$ 59,987	$ 55,968
Asurion, LLC, New B-4 Term Loan, 10.275% (LIBOR +525 bps), 1/20/29	200,000	166,646
HUB International Ltd., B-3 Incremental term Loan, 4/25/25(b)	19,949	19,940
		279,588
Materials — 8.5%
Aruba Investments Holdings, LLC, First Lien Initial Dollar Term Loan, 8.775% (LIBOR +375 bps), 11/24/27	79,320	78,923
Clydesdale Acquisition Holdings, Inc., Term B Loan, 9.257% (SOFR +428 bps), 4/13/29	99,537	97,422
CP Iris Holdco I, Inc., Delayed Draw Term Loan, 8.402% (SOFR +350 bps), 10/2/28(c)	18,145	17,196
CP Iris Holdco I, Inc., First Lien Initial Term Loan, 8.582% (SOFR +350 bps), 10/2/28	101,177	95,881
Mauser Packaging Solutions Holding Co., Initial Term Loan, 8.993% (SOFR +400 bps), 8/14/26	60,000	59,902
Oscar AcquisitionCo., LLC, Term B Loan, 9.498% (SOFR +460 bps), 4/29/29	104,562	101,266
SCIH Salt Holdings, Inc., First Lien Incremental Term B-1 Loan, 9.025% (LIBOR +400 bps), 3/16/27	14,862	14,580
Trident TPI Holdings, Inc., Tranche B-5 Initial Term Loan, 9/17/28(b)	65,000	63,477
Trident TPI Holdings, Inc., Tranche B-4 Initial Term Loans, 10.148% (SOFR +525 bps), 9/15/28	129,675	126,920
		655,567
Media — 13.0%
ABG Intermediate Holdings 2, LLC, Initial Term Loan, 10.98% (SOFR +600 bps), 12/20/29	100,000	93,000

The accompanying notes are an integral part of the financial statements.

POLEN BANK LOAN FUND
Portfolio of Investments (Continued)
April 30, 2023
	Par Value	Value
SENIOR LOANS — (Continued)
Media — (Continued)
Arches Buyer, Inc., Refinancing Term Loan, 8.332% (SOFR +833 bps), 12/6/27	$ 99,745	$ 92,846
Clear Channel Outdoor Holdings, Inc., Term B Loan, 8.807% (SOFR +350 bps), 8/21/26(b)	159,203	150,264
MH Sub I, LLC, 2020 June New Term Loan, 8.775% (LIBOR +375 bps), 9/13/24	94,642	94,334
MH Sub I, LLC, Second Lien Term Loan, 11.232% (SOFR +625 bps), 2/23/29(b)	205,000	190,991
Radiate Holdco, LLC, Amendment No. 6 Term Loan, 8.275% (LIBOR +325 bps), 9/25/26	89,647	74,464
Ten-X, LLC, First Lien Term Loan, 9.025% (LIBOR +400 bps), 9/27/24	318,179	306,777
		1,002,676
Retail & Wholesale - Discretionary — 7.5%
CNT Holdings I Corp., Second Lien Initial Term Loan, 11.709% (SOFR + 675 bps), 11/6/28(b)	260,000	247,650
Mavis Tire Express Services Topco Corp., First Lien Initial Term Loan, 9.097% (SOFR +400 bps), 5/4/28	59,722	58,842
Medical Solutions Holdings, Inc., Initial Term Loan, 8.24% (SOFR +335 bps), 11/1/28	119,333	115,186
SRS Distribution, Inc., 2021 Refinancing Term Loan, 8.525% (LIBOR +350 bps), 6/2/28	49,659	47,499
White Cap Buyer, LLC, Initial Closing Date Term Loan, 8.732% (SOFR +375 bps), 10/19/27(b)	109,010	108,260
		577,437
Software & Technology Services — 6.5%
AthenaHealth Group, Inc., Initial Delayed Draw Term Loan, 2/15/29(c)	3,820	3,592
AthenaHealth Group, Inc., Initial Term Loan, 8.464% (SOFR +350 bps), 2/15/29(b)	31,098	29,243
Cloudera, Inc., Term Loan, 8.832% (SOFR +385 bps), 10/8/28	79,511	76,977
	Par Value	Value
SENIOR LOANS — (Continued)
Software & Technology Services — (Continued)
Cloudera, Inc., Second Lien Term Loan, 11.082% (SOFR +610 bps), 10/8/29	$ 85,000	$ 75,791
Dun & Bradstreet Corp. (The), Term Loan B, 8.268% (LIBOR +325 bps), 2/6/26	23,170	23,167
GI Consilio Parent, LLC, First Lien Initial Term Loan, 9.025% (LIBOR +400 bps), 5/12/28	99,131	93,803
Mitchell International, Inc., Initial Term Loan-Second Lien, 11.525% (LIBOR +650 bps), 10/15/29	55,000	47,103
Presidio Holdings, Inc., Term Loan, 8.582% (SOFR +360 bps), 1/22/27	14,707	14,661
UKG, Inc., Second Lien 2021 Incremental Term Loan, 10.473% (LIBOR +525 bps), 5/3/27	50,000	48,292
Ultimate Software Group, Inc. (The), First Lien Initial Term Loan, 8.895% (SOFR +375 bps), 5/4/26	94,344	92,961
		505,590
Technology Hardware & Semiconductors — 2.0%
Altar Bidco, Inc., Second Lien Initial Term Loan, 2/1/30	110,000	97,556
Viasat, Inc., Initial Term Loan, 9.597% (SOFR +461 bps), 3/2/29	54,588	53,134
		150,690
TOTAL SENIOR LOANS (Cost $6,663,119)		6,650,674
CORPORATE BONDS† — 15.1%
Consumer Discretionary Products — 1.2%
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/29(d)	50,000	37,104
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(d)	75,000	56,328
		93,432
Financial Services — 2.0%
NFP Corp., 6.875%, 8/15/28(d)	180,000	157,208
Industrial Products — 0.9%
Titan Acquisition Ltd., 7.75%, 4/15/26(d)	75,000	66,849

The accompanying notes are an integral part of the financial statements.

POLEN BANK LOAN FUND
Portfolio of Investments (Concluded)
April 30, 2023
	Par Value	Value
CORPORATE BONDS — (Continued)
Insurance — 2.6%
GTCR AP Finance, Inc., 8.00%, 5/15/27(d)	$ 140,000	$ 137,027
HUB International Ltd., 7.00%, 5/1/26(d)	65,000	64,799
		201,826
Materials — 7.6%
Baffinland Iron Mines Corp., 8.75%, 7/15/26(d)	200,000	193,308
Century Aluminum Co., 7.50%, 4/1/28(d)	285,000	269,412
Trident TPI Holdings, Inc., 6.625%, 11/1/25(d)	125,000	125,078
		587,798
Technology Hardware & Semiconductors — 0.8%
Viasat, Inc., 6.50%, 7/15/28(d)	75,000	59,589
TOTAL CORPORATE BONDS (Cost $1,136,191)		1,166,702

TOTAL INVESTMENTS - 101.2% (Cost $7,799,310)		7,817,376
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.2)%		(92,355)
NET ASSETS - 100.0%		$ 7,725,021

(a)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2023.
(b)	All or a portion of this Senior Loan will settle after April 30, 2023, at which time the interest rate will be determined. Rates shown, if any, are for the settled portion.
(c)	All or a portion of this senior loan position is unfunded as of April 30, 2023. The Fund had approximately $19,984 in unfunded commitments pursuant to Delayed Draw Term Loan facilities. The Portfolio of Investments records each of these investments as fully funded and accordingly, a corresponding payable for investments purchased has also been recorded, which represents the actual unfunded amount on the balance sheet date.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2023, these securities amounted to $1,166,702 or 15.10% of net assets. These securities have been determined by the Adviser to be liquid securities.
†	See Note 1. The industry designations set forth in the schedule above are those of the Bloomberg Industry Classification System ("BICS").
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
SOFR	Secured Overnight Funding Rate

The accompanying notes are an integral part of the financial statements.

Polen Upper Tier High Yield Fund
Portfolio Holdings Summary Table
April 30, 2023
(Unaudited)
The following table presents a summary by industry of the portfolio holdings of the Fund:
	% of Net Assets	Value
CORPORATE BONDS:
Oil & Gas	13.1%	$ 280,726
Industrial Services	11.3	242,550
Media	11.1	237,885
Real Estate	8.1	174,088
Consumer Discretionary Services	7.1	153,133
Materials	6.7	143,118
Retail & Wholesale - Discretionary	4.5	97,144
Health Care	4.0	85,853
Software & Technology Services	4.0	84,861
Consumer Discretionary Products	3.8	80,678
Industrial Products	3.7	79,231
Consumer Staple Products	3.4	72,522
Technology Hardware & Semiconductors	3.1	66,732
Telecommunications	2.5	52,685
SENIOR LOANS:
Media	2.5	52,680
Insurance	1.8	37,495
Industrial Services	1.3	28,721
Software & Technology Services	1.1	23,879
Health Care	0.9	18,875
Consumer Discretionary Products	0.9	18,506
Industrial Products	0.8	17,953
Materials	0.4	9,636
Retail & Wholesale - Discretionary	0.4	9,492
Other Assets in Excess of Liabilities	3.5	74,060
NET ASSETS	100.0%	$2,142,503

Portfolio holdings are subject to change at any time.
See Note 1. The industry designations set forth in the schedule above are those of the Bloomberg Industry Classification System ("BICS").
The accompanying notes are an integral part of the financial statements.

POLEN UPPER TIER HIGH YIELD FUND
Portfolio of Investments
April 30, 2023
	Par Value	Value
CORPORATE BONDS† — 86.4%
Consumer Discretionary Products — 3.8%
Griffon Corp., 5.75%, 3/1/28	$ 20,000	$ 18,484
PGT Innovations, Inc., 4.375%, 10/1/29(a)	20,000	18,078
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(a)	15,000	11,266
Thor Industries, Inc., 4.00%, 10/15/29(a)	40,000	32,850
		80,678
Consumer Discretionary Services — 7.1%
1011778 BC ULC, 4.00%, 10/15/30(a)	25,000	21,850
Boyd Gaming Corp., 4.75%, 12/1/27	20,000	19,319
Boyd Gaming Corp., 4.75%, 6/15/31(a)	10,000	9,166
Hilton Domestic Operating Co., Inc., 4.00%, 5/1/31(a)	20,000	17,707
Penn Entertainment, Inc., 4.125%, 7/1/29(a)	40,000	33,670
Royal Caribbean Cruises Ltd., 3.70%, 3/15/28	25,000	20,336
Scientific Games Holdings LP, 6.625%, 3/1/30(a)	35,000	31,085
		153,133
Consumer Staple Products — 3.4%
Energizer Holdings, Inc., 4.75%, 6/15/28(a)	15,000	13,506
Pilgrim's Pride Corp., 5.875%, 9/30/27(a)	10,000	9,962
Pilgrim's Pride Corp., 4.25%, 4/15/31	10,000	8,707
Post Holdings, Inc., 5.50%, 12/15/29(a)	25,000	23,802
Simmons Foods Inc, 4.625%, 3/1/29(a)	20,000	16,545
		72,522
Health Care — 4.0%
ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(a)	30,000	24,225
Molina Healthcare, Inc., 4.375%, 6/15/28(a)	15,000	14,082
Pediatrix Medical Group, Inc., 5.375%, 2/15/30(a)	20,000	18,288
	Par Value	Value
CORPORATE BONDS — (Continued)
Health Care — (Continued)
Select Medical Corp., 6.25%, 8/15/26(a)	$ 10,000	$ 9,815
Tenet Healthcare Corp., 5.125%, 11/1/27	20,000	19,443
		85,853
Industrial Products — 3.7%
ATS Corp., 4.125%, 12/15/28(a)	25,000	22,386
Madison IAQ, LLC, 5.875%, 6/30/29(a)	15,000	11,756
Titan Acquisition Ltd., 7.75%, 4/15/26(a)	15,000	13,370
TransDigm, Inc., 4.625%, 1/15/29	35,000	31,719
		79,231
Industrial Services — 11.3%
American Airlines, Inc., 11.75%, 7/15/25(a)	20,000	21,976
AMN Healthcare, Inc., 4.625%, 10/1/27(a)	10,000	9,345
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(a)	65,000	61,187
Delta Air Lines, Inc., 3.75%, 10/28/29	20,000	17,916
Dycom Industries, Inc., 4.50%, 4/15/29(a)	15,000	13,708
H&E Equipment Services, Inc., 3.875%, 12/15/28(a)	30,000	25,992
IEA Energy Services, LLC, 6.625%, 8/15/29(a)	60,000	56,876
Korn Ferry, 4.625%, 12/15/27(a)	10,000	9,511
TopBuild Corp., 3.625%, 3/15/29(a)	20,000	17,284
TriNet Group, Inc., 3.50%, 3/1/29(a)	10,000	8,755
		242,550
Materials — 6.7%
Arconic Corp., 6.125%, 2/15/28(a)	25,000	24,701
ATI, Inc., 5.125%, 10/1/31	20,000	18,020
Baffinland Iron Mines Corp., 8.75%, 7/15/26(a)	10,000	9,665
Century Aluminum Co., 7.50%, 4/1/28(a)	45,000	42,539
Cleveland-Cliffs, Inc., 5.875%, 6/1/27	15,000	14,746
Ingevity Corp., 3.875%, 11/1/28(a)	20,000	17,572
Kaiser Aluminum Corp., 4.50%, 6/1/31(a)	20,000	15,875
		143,118

The accompanying notes are an integral part of the financial statements.

POLEN UPPER TIER HIGH YIELD FUND
Portfolio of Investments (Continued)
April 30, 2023
	Par Value	Value
CORPORATE BONDS — (Continued)
Media — 11.1%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/28(a)	$ 40,000	$ 31,161
Arches Buyer, Inc., 6.125%, 12/1/28(a)	10,000	8,685
Cumulus Media New Holdings, Inc., 6.75%, 7/1/26(a)	20,000	14,676
DISH DBS Corp., 7.375%, 7/1/28	15,000	7,481
GrubHub Holdings, Inc., 5.50%, 7/1/27(a)	30,000	21,939
Outfront Media Capital, LLC, 4.625%, 3/15/30(a)	25,000	21,129
Playtika Holding Corp., 4.25%, 3/15/29(a)	10,000	8,509
Scripps Escrow, Inc., 5.875%, 7/15/27(a)	30,000	21,554
TripAdvisor, Inc., 7.00%, 7/15/25(a)	30,000	30,222
Uber Technologies, Inc., 7.50%, 9/15/27(a)	35,000	36,160
Urban One, Inc., 7.375%, 2/1/28(a)	40,000	36,369
		237,885
Oil & Gas — 13.1%
Antero Midstream Partners LP, 5.75%, 1/15/28(a)	35,000	33,935
Archrock Partners LP, 6.25%, 4/1/28(a)	20,000	19,224
Cheniere Energy Partners LP, 4.00%, 3/1/31	20,000	17,911
DT Midstream, Inc., 4.375%, 6/15/31(a)	25,000	21,780
Harvest Midstream I LP, 7.50%, 9/1/28(a)	45,000	44,080
Hilcorp Energy I LP, 6.25%, 11/1/28(a)	15,000	14,383
Parkland Corp., 4.625%, 5/1/30(a)	25,000	21,782
Southwestern Energy Co., 4.75%, 2/1/32	25,000	22,098
Teine Energy Ltd., 6.875%, 4/15/29(a)	60,000	54,799
Transocean, Inc., 11.50%, 1/30/27(a)	30,000	30,734
		280,726
Real Estate — 8.1%
Five Point Operating Co. LP, 7.875%, 11/15/25(a)	70,000	63,793
Howard Hughes Corp. (The), 4.375%, 2/1/31(a)	25,000	20,289
	Par Value	Value
CORPORATE BONDS — (Continued)
Real Estate — (Continued)
Kennedy-Wilson, Inc., 5.00%, 3/1/31	$ 50,000	$ 37,954
Realogy Group, LLC, 5.75%, 1/15/29(a)	70,000	52,052
		174,088
Retail & Wholesale - Discretionary — 4.5%
Builders FirstSource, Inc., 4.25%, 2/1/32(a)	15,000	13,150
GYP Holdings III Corp., 4.625%, 5/1/29(a)	30,000	26,435
Patrick Industries, Inc., 4.75%, 5/1/29(a)	40,000	34,842
Specialty Building Products Holdings, LLC, 6.375%, 9/30/26(a)	25,000	22,717
		97,144
Software & Technology Services — 4.0%
Black Knight InfoServ, LLC, 3.625%, 9/1/28(a)	35,000	31,645
Dun & Bradstreet Corp. (The), 5.00%, 12/15/29(a)	25,000	21,969
Presidio Holdings, Inc., 8.25%, 2/1/28(a)	15,000	14,148
Twilio, Inc., 3.625%, 3/15/29	20,000	17,099
		84,861
Technology Hardware & Semiconductors — 3.1%
CommScope, Inc., 4.75%, 9/1/29(a)	20,000	16,172
TTM Technologies, Inc., 4.00%, 3/1/29(a)	25,000	21,137
Viasat, Inc., 5.625%, 9/15/25(a)	10,000	9,560
Viasat, Inc., 6.50%, 7/15/28(a)	25,000	19,863
		66,732
Telecommunications — 2.5%
Level 3 Financing, Inc., 4.625%, 9/15/27(a)	25,000	15,464
Level 3 Financing, Inc., 4.25%, 7/1/28(a)	10,000	5,840
Lumen Technologies, Inc., 5.125%, 12/15/26(a)	10,000	6,607
Lumen Technologies, Inc., 4.50%, 1/15/29(a)	30,000	12,778
Telesat Canada, 5.625%, 12/6/26(a)	15,000	8,392
Telesat Canada, 6.50%, 10/15/27(a)	10,000	3,604
		52,685
TOTAL CORPORATE BONDS (Cost $1,839,909)		1,851,206

The accompanying notes are an integral part of the financial statements.

POLEN UPPER TIER HIGH YIELD FUND
Portfolio of Investments (Continued)
April 30, 2023
	Par Value	Value
SENIOR LOANS†(b) — 10.1%
Consumer Discretionary Products — 0.9%
DexKo Global, Inc., First Lien Closing Date Dollar Term Loan, 8.909% (LIBOR +375 bps), 10/4/28	$ 9,925	$ 9,467
Truck Hero, Inc., Initial Term Loan, 8.775% (LIBOR +375 bps), 1/31/28	9,924	9,039
		18,506
Health Care — 0.9%
CVET Midco 2 LP, Initial Term Loan, 9.898% (SOFR +500 bps), 10/13/29	20,000	18,875
Industrial Products — 0.8%
SPX Flow, Inc., Term Loan, 9.482% (SOFR +450 bps), 4/5/29	8,714	8,429
Titan Acquisition Ltd., Initial Term Loan, 8.151% (LIBOR +300 bps), 3/28/25	9,922	9,524
		17,953
Industrial Services — 1.3%
Cimpress PLC, Tranche B-1 Term Loan, 8.525% (LIBOR +350 bps), 5/17/28	29,798	28,721
Insurance — 1.8%
Asurion, LLC, New B-4 Term Loan, 10.275% (LIBOR +525 bps), 1/20/29	45,000	37,495
Materials — 0.4%
Oscar AcquisitionCo., LLC, Term B Loan, 9.498% (SOFR +460 bps), 4/29/29	9,950	9,636
Media — 2.5%
Arches Buyer, Inc., Refinancing Term Loan, 8.332% (SOFR +833 bps), 12/6/27	9,974	9,285
Clear Channel Outdoor Holdings, Inc., Term B Loan, 8.807% (SOFR +350 bps), 8/21/26	14,884	14,049
MH Sub I, LLC, 2020 June New Term Loan, 8.775% (LIBOR +375 bps), 9/13/24	9,923	9,891
	Par Value	Value
SENIOR LOANS — (Continued)
Media — (Continued)
Ten-X, LLC, First Lien Term Loan, 9.025% (LIBOR +400 bps), 9/27/24	$ 9,921	$ 9,566
UPC Financing Partnership, Facility AX, 7.873% (LIBOR +293 bps), 1/31/29	10,000	9,889
		52,680
Retail & Wholesale - Discretionary — 0.4%
SRS Distribution, Inc., 2021 Refinancing Term Loan, 8.525% (LIBOR +350 bps), 6/2/28	9,924	9,492
Software & Technology Services — 1.1%
GI Consilio Parent, LLC, First Lien Initial Term Loan, 9.025% (LIBOR +400 bps), 5/12/28	9,924	9,391
UKG, Inc., Second Lien 2021 Incremental Term Loan, 10.473% (LIBOR +525 bps), 5/3/27	15,000	14,488
		23,879
TOTAL SENIOR LOANS (Cost $213,306)		217,237

TOTAL INVESTMENTS - 96.5% (Cost $2,053,215)		2,068,443
OTHER ASSETS IN EXCESS OF LIABILITIES - 3.5%		74,060
NET ASSETS - 100.0%		$ 2,142,503

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2023, these securities amounted to $1,579,973 or 73.74% of net assets. These securities have been determined by the Adviser to be liquid securities.
(b)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2023.
†	See Note 1. The industry designations set forth in the schedule above are those of the Bloomberg Industry Classification System ("BICS").
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company

The accompanying notes are an integral part of the financial statements.

POLEN UPPER TIER HIGH YIELD FUND
Portfolio of Investments (Concluded)
April 30, 2023
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Funding Rate
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Statements of Assets and Liabilities
April 30, 2023
	Polen Growth Fund	Polen Global Growth Fund	Polen International Growth Fund
Assets
Investments, at value*	$6,961,842,292	$422,390,414	$215,041,642
Cash and cash equivalents	62,343,009	21,227,590	11,542,943
Foreign currency, at value (Cost $—, $172,281 and $7, respectively)	—	172,414	7
Receivables:
Investments sold	14,494,359	—	3,182,883
Capital shares sold	13,446,787	927,219	1,857,213
Dividends	3,347,457	947,902	539,793
Prepaid expenses and other assets	82,082	1,026	2,080
Total Assets	7,055,555,986	445,666,565	232,166,561
Liabilities
Payables:
Capital shares redeemed	16,503,726	1,384,024	1,746,878
Investment adviser	4,916,645	311,991	160,644
Transfer agent fees	1,584,174	104,277	56,051
Administration and accounting fees	199,366	15,632	7,745
Shareholder reporting fees	160,177	70,426	47,595
Audit fees	133,372	27,094	23,622
Custodian fees	56,675	7,868	7,991
Distribution fees (Investor Class Shares)	48,122	4,261	573
Legal fees	27,000	2,031	956
Deferred foreign capital gains tax	—	—	114,742
Accrued expenses	133,289	18,005	18,450
Total Liabilities	23,762,546	1,945,609	2,185,247
Net Assets	$7,031,793,440	$443,720,956	$229,981,314
Net Assets Consisted of:
Capital stock, $0.01 par value	$ 2,025,240	$ 209,182	$ 155,294
Paid-in capital	5,951,372,576	403,424,825	235,322,165
Total distributable earnings/(loss)	1,078,395,624	40,086,949	(5,496,145)
Net Assets	$7,031,793,440	$443,720,956	$229,981,314
Institutional Class Shares:
Net assets	$6,798,041,068	$422,798,348	$227,176,481
Shares outstanding	195,563,899	19,912,061	15,337,377
Net asset value, offering and redemption price per share	$ 34.76	$ 21.23	$ 14.81
Investor Class Shares:
Net assets	$ 233,752,372	$ 20,922,608	$ 2,804,833
Shares outstanding	6,960,073	1,006,115	192,064
Net asset value, offering and redemption price per share	$ 33.58	$ 20.80	$ 14.60
* Investments, at cost	$5,272,866,367	$332,766,068	$183,921,622
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Statements of Assets and Liabilities (Continued)
April 30, 2023
	Polen U.S. Small Company Growth Fund	Polen International Small Company Growth Fund	Polen Emerging Markets Growth Fund
Assets
Investments, at value*	$ 77,009,005	$16,296,072	$18,700,300
Cash and cash equivalents	4,560,318	1,077,368	698,184
Foreign currency, at value (Cost $—, $9 and $—, respectively)	—	9	—
Receivables:
Capital shares sold	244,441	27,980	392
Dividends and interest	—	31,678	10,687
Prepaid expenses and other assets	1,180	289	1,384
Total Assets	81,814,944	17,433,396	19,410,947
Liabilities
Payables:
Capital shares redeemed	345,306	27,723	—
Investment adviser	55,450	17,069	13,306
Transfer agent fees	44,393	16,864	11,771
Audit fees	21,372	20,269	20,314
Shareholder reporting fees	21,056	7,101	6,723
Legal fees	7,157	917	883
Administration and accounting fees	3,549	2,807	5,769
Custodian fees	3,248	9,958	11,506
Distribution fees (Investor Class Shares)	1,149	69	—
Due to custodian	—	—	818
Deferred foreign capital gains tax	—	—	31,787
Accrued expenses	7,900	5,132	5,089
Total Liabilities	510,580	107,909	107,966
Net Assets	$ 81,304,364	$17,325,487	$19,302,981
Net Assets Consisted of:
Capital stock, $0.01 par value	$ 63,512	$ 16,613	$ 24,562
Paid-in capital	131,772,311	25,979,203	26,578,843
Total distributable loss	(50,531,459)	(8,670,329)	(7,300,424)
Net Assets	$ 81,304,364	$17,325,487	$19,302,981
Institutional Class Shares:
Net assets	$ 71,304,142	$17,021,757	$19,302,981
Shares outstanding	5,566,671	1,631,835	2,456,192
Net asset value, offering and redemption price per share	$ 12.81	$ 10.43	$ 7.86
Investor Class Shares:
Net assets	$ 5,388,572	$ 303,730	N/A
Shares outstanding	425,173	29,433	N/A
Net asset value, offering and redemption price per share	$ 12.67	$ 10.32	N/A
Class Y Shares:
Net assets	$ 4,611,650	N/A	N/A
Shares outstanding	359,343	N/A	N/A
Net asset value, offering and redemption price per share	$ 12.83	N/A	N/A
* Investments, at cost	$ 76,850,609	$17,721,537	$22,252,053
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Statements of Assets and Liabilities (Continued)
April 30, 2023
	Polen U.S. SMID Company Growth Fund	Polen Global SMID Company Growth Fund	Polen Emerging Markets ex China Growth Fund
Assets
Investments, at value*	$18,737,441	$ 8,956,541	$1,500,523
Cash and cash equivalents	1,336,933	363,568	38,561
Foreign currency, at value (Cost $—, $137,315 and $—, respectively)	—	135,407	—
Receivables:
Capital shares sold	439	—	—
Dividends	—	5,792	1,811
Investment adviser	—	—	18,122
Prepaid expenses and other assets	3,589	729	23,371
Total Assets	20,078,402	9,462,037	1,582,388
Liabilities
Payables:
Audit fees	20,147	20,314	15,000
Investment adviser	11,122	3,447	—
Transfer agent fees	9,404	8,012	4,846
Shareholder reporting fees	6,869	6,870	3,163
Administration and accounting fees	1,858	1,911	412
Legal fees	891	884	1,000
Custodian fees	813	6,163	825
Deferred foreign capital gains tax	—	—	3,468
Accrued expenses	3,991	3,659	936
Total Liabilities	55,095	51,260	29,650
Net Assets	$20,023,307	$ 9,410,777	$1,552,738
Net Assets Consisted of:
Capital stock, $0.01 par value	$ 29,030	$ 14,670	$ 1,500
Paid-in capital	29,117,733	11,375,170	1,496,764
Total distributable earnings/(loss)	(9,123,456)	(1,979,063)	54,474
Net Assets	$20,023,307	$ 9,410,777	$1,552,738
Institutional Class Shares:
Net assets	$20,023,307	$ 9,410,777	$1,552,738
Shares outstanding	2,902,990	1,467,014	150,000
Net asset value, offering and redemption price per share	$ 6.90	$ 6.41	$ 10.35
* Investments, at cost	$20,692,522	$ 9,532,995	$1,442,583
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Statements of Assets and Liabilities (Concluded)
April 30, 2023
	Polen Bank Loan Fund	Polen Upper Tier High Yield Fund
Assets
Investments, at value*	$7,817,376	$2,068,443
Cash and cash equivalents	418,707	89,167
Receivables:
Interest	52,160	30,765
Prepaid expenses and other assets	651	561
Total Assets	8,288,894	2,188,936
Liabilities
Payables:
Investments purchased	487,853	—
Distributions to shareholders	22,083	951
Audit fees	20,125	20,034
Investment adviser	9,366	3,422
Shareholder reporting fees	7,358	7,577
Transfer agent fees	7,012	7,007
Administration and accounting fees	2,638	2,508
Custodian fees	1,753	460
Legal fees	1,590	1,200
Accrued expenses	4,095	3,274
Total Liabilities	563,873	46,433
Contingencies and Commitments (Note 1)	—	N/A
Net Assets	$7,725,021	$2,142,503
Net Assets Consisted of:
Capital stock, $0.01 par value	$ 7,702	$ 2,131
Paid-in capital	7,684,229	2,129,262
Total distributable earnings	33,090	11,110
Net Assets	$7,725,021	$2,142,503
Institutional Class Shares:
Net assets	$7,725,021	$2,142,503
Shares outstanding	770,200	213,062
Net asset value, offering and redemption price per share	$ 10.03	$ 10.06
* Investments, at cost	$7,799,310	$2,053,215
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Statements of Operations
For the Year Ended April 30, 2023
	Polen Growth Fund	Polen Global Growth Fund	Polen International Growth Fund
Investment income
Dividends	$ 30,808,465	$ 4,705,547	$ 3,464,283
Less: foreign taxes withheld	—	(374,648)	(335,237)
Total investment income	30,808,465	4,330,899	3,129,046
Expenses
Advisory fees (Note 2)	66,746,655	4,049,391	1,985,263
Transfer agent fees (Note 2)	6,669,306	394,100	223,093
Administration and accounting fees (Note 2)	811,978	71,515	40,242
Distribution fees (Investor Class)(Note 2)	659,893	55,962	7,029
Trustees’ and officers’ fees(Note 2)	626,581	37,129	18,571
Shareholder reporting fees	408,900	57,211	49,177
Legal fees	339,876	23,812	17,269
Registration and filing fees	330,120	96,465	77,986
Custodian fees(Note 2)	191,389	39,164	46,799
Audit fees	133,372	27,439	23,622
Other expenses	347,196	31,119	29,286
Total expenses	77,265,266	4,883,307	2,518,337
Net investment income/(loss)	(46,456,801)	(552,408)	610,709
Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments(a)	(535,127,076)	(44,335,358)	(11,246,381)
Net realized loss from foreign currency transactions	—	(6,699)	(113,251)
Net change in unrealized appreciation/(depreciation) on investments(b)	(159,568,465)	44,783,807	14,163,582
Net change in unrealized appreciation on foreign currency translations	—	37,190	17,897
Net realized and unrealized gain/(loss) on investments	(694,695,541)	478,940	2,821,847
Net increase/(decrease) in net assets resulting from operations	$ (741,152,342)	$ (73,468)	$ 3,432,556

(a)	Net realized gain (loss) on investments for the Polen International Growth Fund was net of foreign capital gains tax withheld of $5,502.
(b)	Change in net unrealized appreciation/(depreciation) on investments for the Polen International Growth Fund was net of an increase in deferred foreign capital gains tax of $114,742.
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Statements of Operations (Continued)
For the Year Ended April 30, 2023
	Polen U.S. Small Company Growth Fund	Polen International Small Company Growth Fund	Polen Emerging Markets Growth Fund
Investment income
Dividends	$ 268,876	$ 182,298	$ 299,648
Less: foreign taxes withheld	(1,370)	(26,985)	(26,660)
Total investment income	267,506	155,313	272,988
Expenses
Advisory fees (Note 2)	996,276	183,812	178,068
Transfer agent fees (Note 2)	165,347	55,086	35,638
Registration and filing fees	112,378	61,112	33,931
Shareholder reporting fees	39,306	18,037	17,005
Audit fees	21,446	20,269	20,313
Distribution fees (Investor Class)(Note 2)	16,464	1,111	—
Administration and accounting fees (Note 2)	11,364	6,428	15,199
Legal fees	10,991	7,438	7,358
Custodian fees(Note 2)	10,434	18,668	25,575
Trustees’ and officers’ fees(Note 2)	8,414	1,498	1,335
Other expenses	13,421	9,902	13,856
Total expenses before waivers and/or reimbursements	1,405,841	383,361	348,278
Less: waivers and/or reimbursements(Note 2)	(297,730)	(152,366)	(125,725)
Net expenses after waivers and/or reimbursements	1,108,111	230,995	222,553
Net investment income/(loss)	(840,605)	(75,682)	50,435
Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments(a)	(31,220,285)	(4,190,245)	(1,707,382)
Net realized loss from foreign currency transactions	—	(4,668)	(19,988)
Net change in unrealized appreciation on investments(b)	22,933,636	955,545	2,129,331
Net change in unrealized appreciation on foreign currency translations	—	2,583	301
Net realized and unrealized gain/(loss) on investments	(8,286,649)	(3,236,785)	402,262
Net increase/(decrease) in net assets resulting from operations	$ (9,127,254)	$ (3,312,467)	$ 452,697

(a)	Net realized gain (loss) on investments for the Polen Emerging Markets Growth Fund was net of foreign capital gains tax withheld of $53,698.
(b)	Change in net unrealized appreciation/(depreciation) on investments for the Polen Emerging Markets Growth Fund was net of an decrease in deferred foreign capital gains tax of $18,676.
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Statements of Operations (Continued)
For the Year Ended April 30, 2023
	Polen U.S. SMID Company Growth Fund	Polen Global SMID Company Growth Fund	Polen Emerging Markets ex China Growth Fund*
Investment income
Dividends	$ 37,116	$ 46,845	$ 3,896
Less: foreign taxes withheld	—	(8,301)	(468)
Total investment income	37,116	38,544	3,428
Expenses
Advisory fees (Note 2)	197,431	83,160	2,522
Registration and filing fees	42,796	42,228	4,178
Transfer agent fees (Note 2)	37,579	29,261	4,846
Audit fees	19,537	20,313	15,000
Shareholder reporting fees	16,441	18,947	7,451
Legal fees	6,318	6,604	1,000
Administration and accounting fees (Note 2)	3,682	5,921	412
Custodian fees(Note 2)	3,299	8,785	836
Trustees’ and officers’ fees(Note 2)	1,502	596	107
Other expenses	9,179	8,246	837
Total expenses before waivers and/or reimbursements	337,764	224,061	37,189
Less: waivers and/or reimbursements(Note 2)	(130,457)	(120,053)	(34,036)
Net expenses after waivers and/or reimbursements	207,307	104,008	3,153
Net investment income/(loss)	(170,191)	(65,464)	275
Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(6,978,814)	(1,305,393)	—
Net realized loss from foreign currency transactions	—	(9,177)	(2,011)
Net change in unrealized appreciation on investments(a)	6,427,108	1,016,839	54,472
Net change in unrealized appreciation/(depreciation) on foreign currency translations	—	(1,898)	2
Net realized and unrealized gain/(loss) on investments	(551,706)	(299,629)	52,463
Net increase/(decrease) in net assets resulting from operations	$ (721,897)	$ (365,093)	$ 52,738

*	The Polen Emerging Markets ex China Growth Fund commenced operations on March 1, 2023.
(a)	Change in net unrealized appreciation/(depreciation) on investments for the Polen Emerging Markets ex China Growth Fund was net of an increase in deferred foreign capital gains tax of $3,468.
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Statements of Operations (Concluded)
For the Year Ended April 30, 2023
	Polen Bank Loan Fund*	Polen Upper Tier High Yield Fund**
Investment income
Interest	$ 439,531	$ 143,566
Total investment income	439,531	143,566
Expenses
Advisory fees (Note 2)	32,255	9,463
Registration and filing fees	29,451	29,451
Audit fees	20,125	20,034
Transfer agent fees (Note 2)	17,530	17,519
Shareholder reporting fees	17,452	18,298
Legal fees	15,000	11,050
Administration and accounting fees (Note 2)	8,008	10,022
Trustees’ and officers’ fees(Note 2)	6,947	2,410
Custodian fees(Note 2)	4,120	1,214
Other expenses	7,304	4,783
Total expenses before waivers and reimbursements	158,192	124,244
Less: waivers and reimbursements(Note 2)	(120,962)	(113,023)
Net expenses after waivers and reimbursements	37,230	11,221
Net investment income	402,301	132,345
Net realized and unrealized gain/(loss) from investments:
Net realized gain/(loss) from investments	24,361	(4,118)
Net change in unrealized appreciation on investments	18,066	15,228
Net realized and unrealized gain on investments	42,427	11,110
Net increase in net assets resulting from operations	$ 444,728	$ 143,455

*	The Polen Bank Loan Fund commenced operations on June 30, 2022.
**	The Polen Upper Tier High Yield Fund commenced operations on June 30, 2022.
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Statements of Changes in Net Assets
	Polen Growth Fund
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment loss	$ (46,456,801)	$ (75,114,924)
Net realized gains/(losses) from investments	(535,127,076)	847,143,505
Net change in unrealized depreciation on investments	(159,568,465)	(2,698,093,475)
Net decrease in net assets resulting from operations	(741,152,342)	(1,926,064,894)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(623,075,966)	(497,184,088)
Investor Class	(23,137,465)	(19,759,476)
Net decrease in net assets from dividends and distributions to shareholders	(646,213,431)	(516,943,564)
Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(1,379,028,368)	1,122,803,072
Total decrease in net assets	(2,766,394,141)	(1,320,205,386)
Net assets
Beginning of year	9,798,187,581	11,118,392,967
End of year	$ 7,031,793,440	$ 9,798,187,581
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Statements of Changes in Net Assets (Continued)
	Polen Global Growth Fund
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment loss	$ (552,408)	$ (2,535,712)
Net realized gains/(losses) from investments and foreign currency transactions	(44,342,057)	15,783,077
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	44,820,997	(132,997,612)
Net decrease in net assets resulting from operations	(73,468)	(119,750,247)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(4,702,557)	(16,949,613)
Investor Class	(236,471)	(1,173,954)
Net decrease in net assets from dividends and distributions to shareholders	(4,939,028)	(18,123,567)
Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(110,304,295)	64,575,603
Total decrease in net assets	(115,316,791)	(73,298,211)
Net assets
Beginning of year	559,037,747	632,335,958
End of year	$ 443,720,956	$ 559,037,747
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Statements of Changes in Net Assets (Continued)
	Polen International Growth Fund
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment income	$ 610,709	$ 87,806
Net realized losses from investments and foreign currency transactions	(11,359,632)	(20,935,694)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	14,181,479	(72,969,872)
Net increase/(decrease) in net assets resulting from operations	3,432,556	(93,817,760)
Decrease in net assets derived from capital share transactions (Note 4)	(56,227,871)	(89,858,764)
Total decrease in net assets	(52,795,315)	(183,676,524)
Net assets
Beginning of year	282,776,629	466,453,153
End of year	$229,981,314	$ 282,776,629
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Statements of Changes in Net Assets (Continued)
	Polen U.S. Small Company Growth Fund
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment loss	$ (840,605)	$ (1,432,485)
Net realized losses from investments	(31,220,285)	(14,980,742)
Net change in unrealized appreciation/(depreciation) on investments	22,933,636	(56,261,715)
Net decrease in net assets resulting from operations	(9,127,254)	(72,674,942)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	—	(7,036,017)
Investor Class	—	(496,964)
Class Y	—	(232,884)
Net decrease in net assets from dividends and distributions to shareholders	—	(7,765,865)
Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(45,114,778)	86,233,843
Total increase/(decrease) in net assets	(54,242,032)	5,793,036
Net assets
Beginning of year	135,546,396	129,753,360
End of year	$ 81,304,364	$135,546,396
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Statements of Changes in Net Assets (Continued)
	Polen International Small Company Growth Fund
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment loss	$ (75,682)	$ (174,042)
Net realized losses from investments and foreign currency transactions	(4,194,913)	(2,320,756)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	958,128	(8,419,665)
Net decrease in net assets resulting from operations	(3,312,467)	(10,914,463)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	—	(357,979)
Investor Class	—	(8,801)
Net decrease in net assets from dividends and distributions to shareholders	—	(366,780)
Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(3,916,203)	5,182,215
Total decrease in net assets	(7,228,670)	(6,099,028)
Net assets
Beginning of year	24,554,157	30,653,185
End of year	$17,325,487	$ 24,554,157
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Statements of Changes in Net Assets (Continued)
	Polen Emerging Markets Growth Fund
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment income/(loss)	$ 50,435	$ (4,880)
Net realized losses from investments and foreign currency transactions	(1,727,370)	(1,844,712)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	2,129,632	(5,443,430)
Net increase/(decrease) in net assets resulting from operations	452,697	(7,293,022)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(15,994)	—
Net decrease in net assets from dividends and distributions to shareholders	(15,994)	—
Increase/(decrease) in net assets derived from capital share transactions (Note 4)	200,700	(22,002)
Total increase/(decrease) in net assets	637,403	(7,315,024)
Net assets
Beginning of year	18,665,578	25,980,602
End of year	$19,302,981	$18,665,578
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Statements of Changes in Net Assets (Continued)
	Polen U.S. SMID Company Growth Fund
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment loss	$ (170,191)	$ (174,379)
Net realized gains/(losses) from investments	(6,978,814)	206,505
Net change in unrealized appreciation/(depreciation) on investments	6,427,108	(8,974,078)
Net decrease in net assets resulting from operations	(721,897)	(8,941,952)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	—	(222,248)
Net decrease in net assets from dividends and distributions to shareholders	—	(222,248)
Increase in net assets derived from capital share transactions (Note 4)	455,537	17,871,189
Total increase/(decrease) in net assets	(266,360)	8,706,989
Net assets
Beginning of year	20,289,667	11,582,678
End of year	$20,023,307	$20,289,667
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Statements of Changes in Net Assets (Continued)
	Polen Global SMID Company Growth Fund
	For the Year Ended April 30, 2023	For the Period January 3, 2022* to April 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment loss	$ (65,464)	$ (2,036)
Net realized losses from investments and foreign currency transactions	(1,314,570)	(68,719)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	1,014,941	(1,593,285)
Net decrease in net assets resulting from operations	(365,093)	(1,664,040)
Increase in net assets derived from capital share transactions (Note 4)	1,907,770	9,532,140
Total increase in net assets	1,542,677	7,868,100
Net assets
Beginning of year	7,868,100	—
End of year	$ 9,410,777	$ 7,868,100

*	The Polen Global SMID Company Growth Fund commenced operations on January 3, 2022.
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Statements of Changes in Net Assets (Continued)
Polen Emerging Markets ex China Growth Fund
For the Period from March 1, 2023* to April 30, 2023
Net increase/(decrease) in net assets from operations:
Net investment income	$ 275
Net realized losses from foreign currency transactions	(2,011)
Net change in unrealized appreciation on investments and foreign currency translations	54,474
Net increase in net assets resulting from operations	52,738
Increase in net assets derived from capital share transactions (Note 4)	1,500,000
Total increase in net assets	1,552,738
Net assets
Beginning of period	—
End of period	$1,552,738

*	The Polen Emerging Markets ex China Growth Fund commenced operations on March 1, 2023.
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Statements of Changes in Net Assets (Continued)
Polen Bank Loan Fund
For the Period June 30, 2022* to April 30, 2023
Net increase in net assets from operations:
Net investment income	$ 402,301
Net realized gains from investments	24,361
Net change in unrealized appreciation on investments	18,066
Net increase in net assets resulting from operations	444,728
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(411,638)
Net decrease in net assets from dividends and distributions to shareholders	(411,638)
Increase in net assets derived from capital share transactions (Note 4)	7,691,931
Total increase in net assets	7,725,021
Net assets
Beginning of period	—
End of period	$7,725,021

*	The Polen Bank Loan Fund commenced operations on June 30, 2022.
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Statements of Changes in Net Assets (Concluded)
Polen Upper Tier High Yield Fund
For the Period June 30, 2022* to April 30, 2023
Net increase/(decrease) in net assets from operations:
Net investment income	$ 132,345
Net realized losses from investments	(4,118)
Net change in unrealized appreciation on investments	15,228
Net increase in net assets resulting from operations	143,455
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(132,345)
Net decrease in net assets from dividends and distributions to shareholders	(132,345)
Increase in net assets derived from capital share transactions (Note 4)	2,131,393
Total increase in net assets	2,142,503
Net assets
Beginning of period	—
End of period	$2,142,503

*	The Polen Upper Tier High Yield Fund commenced operations on June 30, 2022.
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
POLEN GROWTH FUND
Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 40.67	$ 50.14	$ 34.57	$ 31.20	$ 25.34
Net investment loss(1)	(0.21)	(0.31)	(0.22)	(0.13)	(0.05)
Net realized and unrealized gain/(loss) on investments	(2.49)	(6.99)	16.37	3.50	6.62
Total from investment operations	(2.70)	(7.30)	16.15	3.37	6.57
Dividends and distributions to shareholders from:
Net realized capital gains	(3.21)	(2.17)	(0.58)	(0.00) (2)	(0.71)
Redemption fees	—	—	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$ 34.76	$ 40.67	$ 50.14	$ 34.57	$ 31.20
Total investment return(3)	(5.67)%	(15.68)%	46.91%	10.80%	26.44%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$6,798,041	$9,466,044	$10,700,658	$5,771,940	$3,381,068
Ratio of expenses to average net assets	0.98%	0.96%	0.97%	0.98%	1.00%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any	0.98%	0.96%	0.97%	0.98% (4)	1.00% (4)
Ratio of net investment loss to average net assets	(0.58)%	(0.60)%	(0.50)%	(0.40)%	(0.18)%
Portfolio turnover rate	19%	24%	19%	23%	19%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(4)	During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
POLEN GROWTH FUND
Financial Highlights (Continued)

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 39.52	$ 48.90	$ 33.81	$ 30.59	$ 24.92
Net investment loss(1)	(0.29)	(0.43)	(0.31)	(0.21)	(0.12)
Net realized and unrealized gain/(loss) on investments	(2.44)	(6.78)	15.98	3.43	6.50
Total from investment operations	(2.73)	(7.21)	15.67	3.22	6.38
Dividends and distributions to shareholders from:
Net realized capital gains	(3.21)	(2.17)	(0.58)	(0.00) (2)	(0.71)
Redemption fees	—	—	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$ 33.58	$ 39.52	$ 48.90	$ 33.81	$ 30.59
Total investment return(3)	(5.92)%	(15.90)%	46.54%	10.53%	26.12%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$233,752	$332,144	$417,735	$395,021	$286,383
Ratio of expenses to average net assets	1.23%	1.21%	1.21%	1.23%	1.25%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any	1.23%	1.21%	1.21%	1.23% (4)	1.26% (4)
Ratio of net investment loss to average net assets	(0.83)%	(0.85)%	(0.74)%	(0.64)%	(0.43)%
Portfolio turnover rate	19%	24%	19%	23%	19%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(4)	During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
POLEN GLOBAL GROWTH FUND
Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 21.09	$ 26.07	$ 18.47	$ 17.35	$ 14.74
Net investment loss(1)	(0.02)	(0.09)	(0.08)	(0.04)	(0.02)
Net realized and unrealized gain/(loss) on investments	0.37	(4.21)	7.68	1.16	2.90
Total from investment operations	0.35	(4.30)	7.60	1.12	2.88
Dividends and distributions to shareholders from:
Net realized capital gains	(0.21)	(0.68)	—	(0.01)	(0.28)
Redemption fees	—	—	0.00 (2)	0.01	0.01
Net asset value, end of year	$ 21.23	$ 21.09	$ 26.07	$ 18.47	$ 17.35
Total investment return(3)	1.80%	(17.08)%	41.15%	6.50%	19.91%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$422,798	$531,927	$587,255	$255,374	$68,617
Ratio of expenses to average net assets	1.01%	0.99%	1.06%	1.10%	1.10%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)	1.01%	0.99%	1.01%	1.12%	1.31%
Ratio of net investment loss to average net assets	(0.10)%	(0.36)%	(0.35)%	(0.20)%	(0.13)%
Portfolio turnover rate	21%	36%	12%	18%	20%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
POLEN GLOBAL GROWTH FUND
Financial Highlights (Continued)

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 20.71	$ 25.68	$ 18.24	$ 17.17	$ 14.62
Net investment loss(1)	(0.07)	(0.16)	(0.13)	(0.08)	(0.06)
Net realized and unrealized gain/(loss) on investments	0.37	(4.13)	7.57	1.15	2.88
Total from investment operations	0.30	(4.29)	7.44	1.07	2.82
Dividends and distributions to shareholders from:
Net realized capital gains	(0.21)	(0.68)	—	(0.01)	(0.28)
Redemption fees	—	—	0.00 (2)	0.01	0.01
Net asset value, end of year	$ 20.80	$ 20.71	$ 25.68	$ 18.24	$ 17.17
Total investment return(3)	1.59%	(17.30)%	40.79%	6.28%	19.66%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$20,923	$27,111	$45,081	$17,552	$11,129
Ratio of expenses to average net assets	1.26%	1.24%	1.31%	1.35%	1.35%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)	1.26%	1.24%	1.26%	1.37%	1.56%
Ratio of net investment loss to average net assets	(0.35)%	(0.61)%	(0.60)%	(0.45)%	(0.38)%
Portfolio turnover rate	21%	36%	12%	18%	20%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
POLEN INTERNATIONAL GROWTH FUND
Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 14.27	$ 18.20	$ 13.93	$ 14.35	$ 13.24
Net investment income/(loss)(1)	0.04	0.00 (2)	(0.02)	0.03	0.03
Net realized and unrealized gain/(loss) on investments	0.50	(3.93)	4.29	(0.45)	1.10
Total from investment operations	0.54	(3.93)	4.27	(0.42)	1.13
Dividends and distributions to shareholders from:
Net investment income	—	—	—	(0.00) (2)	(0.01)
Net realized capital gains	—	—	—	—	(0.01)
Total dividends and distributions to shareholders	—	—	—	(0.00) (2)	(0.02)
Redemption fees	—	—	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$ 14.81	$ 14.27	$ 18.20	$ 13.93	$ 14.35
Total investment return(3)	3.78%	(21.59)%	30.65%	(2.92)%	8.50%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$227,176	$278,801	$461,059	$196,960	$68,857
Ratio of expenses to average net assets	1.08%	1.04%	1.10%	1.10%	1.10%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)	1.08%	1.03%	1.03%	1.17%	1.40%
Ratio of net investment income/(loss) to average net assets	0.26%	0.02%	(0.09)%	0.18%	0.22%
Portfolio turnover rate	20%	35%	33%	11%	12%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
POLEN INTERNATIONAL GROWTH FUND
Financial Highlights (Continued)

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$14.10	$ 18.04	$ 13.84	$ 14.29	$ 13.21
Net investment income/(loss)(1)	0.01	(0.04)	(0.06)	(0.01)	(0.00) (2)
Net realized and unrealized gain/(loss) on investments	0.49	(3.90)	4.26	(0.44)	1.09
Total from investment operations	0.50	(3.94)	4.20	(0.45)	1.09
Dividends and distributions to shareholders from:
Net realized capital gains	—	—	—	—	(0.01)
Redemption fees	—	—	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$14.60	$ 14.10	$ 18.04	$ 13.84	$ 14.29
Total investment return(3)	3.55%	(21.84)%	30.35%	(3.15)%	8.25%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$2,805	$ 3,976	$ 5,394	$ 1,551	$ 1,321
Ratio of expenses to average net assets	1.33%	1.29%	1.35%	1.35%	1.35%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)	1.33%	1.28%	1.29%	1.41%	1.64%
Ratio of net investment income/(loss) to average net assets	0.08%	(0.23)%	(0.34)%	(0.07)%	(0.03)%
Portfolio turnover rate	20%	35%	33%	11%	12%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
POLEN U.S. SMALL COMPANY GROWTH FUND
Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 13.49	$ 19.69	$ 11.17	$ 12.43	$ 10.21
Net investment loss(1)	(0.11)	(0.16)	(0.18)	(0.11)	(0.10)
Net realized and unrealized gain/(loss) on investments	(0.57)	(5.29)	8.72	(1.09)	2.34
Total from investment operations	(0.68)	(5.45)	8.54	(1.20)	2.24
Dividends and distributions to shareholders from:
Net realized capital gains	—	(0.75)	(0.02)	(0.06)	(0.02)
Redemption fees	—	—	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$ 12.81	$ 13.49	$ 19.69	$ 11.17	$ 12.43
Total investment return(3)	(5.04)%	(29.11)%	76.49%	(9.70)%	21.94%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$71,304	$122,352	$118,390	$32,051	$ 7,940
Ratio of expenses to average net assets	1.10%	1.10%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(4)	1.40%	1.26%	1.34%	2.16%	3.38%
Ratio of net investment loss to average net assets	(0.83)%	(0.81)%	(1.06)%	(0.92)%	(0.87)%
Portfolio turnover rate	45%	58%	40%	68%	35%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
POLEN U.S. SMALL COMPANY GROWTH FUND
Financial Highlights (Continued)

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019*
Per Share Operating Performance
Net asset value, beginning of year/period	$ 13.38	$ 19.59	$ 11.14	$ 12.42	$ 11.54
Net investment loss(1)	(0.14)	(0.20)	(0.22)	(0.13)	(0.03)
Net realized and unrealized gain/(loss) on investments	(0.57)	(5.26)	8.69	(1.09)	0.91
Total from investment operations	(0.71)	(5.46)	8.47	(1.22)	0.88
Dividends and distributions to shareholders from:
Net realized capital gains	—	(0.75)	(0.02)	(0.06)	—
Redemption fees	—	—	0.00 (2)	0.00 (2)	—
Net asset value, end of year/period	$ 12.67	$ 13.38	$ 19.59	$ 11.14	$ 12.42
Total investment return(3)	(5.31)%	(29.31)%	76.07%	(9.87)%	7.63%
Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$ 5,389	$ 8,270	$11,364	$ 1,272	$ 13
Ratio of expenses to average net assets	1.35%	1.35%	1.50%	1.50%	1.50% (4)
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(5)	1.65%	1.52%	1.58%	2.34%	2.98% (4)
Ratio of net investment loss to average net assets	(1.08)%	(1.06)%	(1.31)%	(1.18)%	(1.12)% (4)
Portfolio turnover rate	45%	58%	40%	68%	35% (6)

*	Commencement of operations on February 8, 2019.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Reflects portfolio turnover of the Fund for the year ended April 30, 2019.
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
POLEN U.S. SMALL COMPANY GROWTH FUND
Financial Highlights (Continued)

Contained below is per share operating performance data for Class Y shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class Y shares
	For the Year Ended April 30, 2023	For the Period Ended April 30, 2022*
Per Share Operating Performance
Net asset value, beginning of year/period	$13.50	$ 19.24
Net investment loss(1)	(0.09)	(0.12)
Net realized and unrealized loss on investments	(0.58)	(4.87)
Total from investment operations	(0.67)	(4.99)
Dividends and distributions to shareholders from:
Net realized gains	—	(0.75)
Net asset value, end of year/period	$12.83	$ 13.50
Total investment return(2)	(4.96)%	(27.40)%
Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$4,612	$ 4,924
Ratio of expenses to average net assets	1.00%	1.00% (3)
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(4)	1.30%	1.15% (3)
Ratio of net investment loss to average net assets	(0.73)%	(0.68)% (3)
Portfolio turnover rate	45%	58% (5)

*	Commencement of operations on June 1, 2021.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND
Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019*
Per Share Operating Performance
Net asset value, beginning of year/period	$ 12.12	$ 17.02	$ 12.02	$ 11.93	$10.00
Net investment income/(loss)(1)	(0.04)	(0.09)	(0.08)	(0.03)	0.00 (2)
Net realized and unrealized gain/(loss) on investments	(1.65)	(4.64)	5.08	0.22	1.93
Total from investment operations	(1.69)	(4.73)	5.00	0.19	1.93
Dividends and distributions to shareholders from:
Net realized capital gains	—	(0.17)	(0.00) (2)	(0.10)	—
Redemption fees	—	—	—	0.00 (2)	—
Net asset value, end of year/period	$ 10.43	$ 12.12	$ 17.02	$ 12.02	$11.93
Total investment return(3)	(13.94)%	(28.09)%	41.61%	1.48%	19.30%
Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$17,022	$23,990	$29,799	$ 7,908	$3,357
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25% (4)
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(5)	2.08%	1.60%	2.00%	3.95%	7.51% (4)
Ratio of net investment income/(loss) to average net assets	(0.41)%	(0.52)%	(0.50)%	(0.21)%	0.01% (4)
Portfolio turnover rate	40%	51%	32%	25%	9% (6)

*	Commencement of operations on December 31, 2018.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND
Financial Highlights (Continued)

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019*
Per Share Operating Performance
Net asset value, beginning of year/period	$ 12.02	$ 16.93	$ 11.98	$ 11.92	$10.81
Net investment income/(loss)(1)	(0.07)	(0.13)	(0.11)	(0.06)	0.01
Net realized and unrealized gain/(loss) on investments	(1.63)	(4.61)	5.06	0.22	1.10
Total from investment operations	(1.70)	(4.74)	4.95	0.16	1.11
Dividends and distributions to shareholders from:
Net realized capital gains	—	(0.17)	(0.00) (2)	(0.10)	—
Redemption fees	—	—	—	0.00 (2)	—
Net asset value, end of year/period	$ 10.32	$ 12.02	$ 16.93	$ 11.98	$11.92
Total investment return(3)	(14.14)%	(28.29)%	41.33%	1.23%	10.27%
Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$ 304	$ 564	$ 854	$ 172	$ 37
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50% (4)
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(5)	2.34%	1.86%	2.24%	4.26%	7.17% (4)
Ratio of net investment income/(loss) to average net assets	(0.66)%	(0.77)%	(0.75)%	(0.46)%	0.36% (4)
Portfolio turnover rate	40%	51%	32%	25%	9% (6)(7)

*	Commencement of operations on February 8, 2019.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.
(7)	Reflects portfolio turnover of the Fund for the year ended April 30, 2019.
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
POLEN EMERGING MARKETS GROWTH FUND (formerly, Polen Global Emerging Markets Growth Fund)
Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Period Ended April 30, 2021*
Per Share Operating Performance
Net asset value, beginning of year/period	$ 7.67	$ 10.78	$ 10.00
Net investment income/(loss)(1)	0.02	(0.00) (2)	(0.04)
Net realized and unrealized gain/(loss) on investments	0.18	(3.11)	0.82
Total from investment operations	0.20	(3.11)	0.78
Dividends and distributions to shareholders from:
Net investment income	(0.01)	—	—
Net asset value, end of year/period	$ 7.86	$ 7.67	$ 10.78
Total investment return(3)	2.57%	(28.85)%	7.80%
Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$19,303	$18,666	$25,981
Ratio of expenses to average net assets	1.25%	1.25%	1.25% (4)
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(5)	1.96%	1.74%	2.51% (4)
Ratio of net investment income/(loss) to average net assets	0.28%	(0.02)%	(0.65)% (4)
Portfolio turnover rate	49%	28%	16% (6)

*	Commencement of operations on October 16, 2020.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $(0.005) per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
POLEN U.S. SMID COMPANY GROWTH FUND
Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Period Ended April 30, 2021*
Per Share Operating Performance
Net asset value, beginning of year/period	$ 7.36	$ 10.61	$ 10.00
Net investment loss(1)	(0.06)	(0.09)	(0.01)
Net realized and unrealized gain/(loss) on investments	(0.40)	(3.05)	0.62
Total from investment operations	(0.46)	(3.14)	0.61
Dividends and distributions to shareholders from:
Net realized capital gains	—	(0.11)	0.00
Net asset value, end of year/period	$ 6.90	$ 7.36	$ 10.61
Total investment return(2)	(6.25)%	(30.00)%	6.10%
Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$20,023	$20,290	$11,583
Ratio of expenses to average net assets	1.05%	1.05%	1.05% (3)
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(4)	1.71%	1.71%	4.58% (3)
Ratio of net investment loss to average net assets	(0.86)%	(0.82)%	(1.05)% (3)
Portfolio turnover rate	61%	43%	0%

*	Commencement of operations on April 1, 2021.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
POLEN GLOBAL SMID COMPANY GROWTH FUND
Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2023	For the Period Ended April 30, 2022*
Per Share Operating Performance
Net asset value, beginning of year/period	$ 6.80	$ 10.00
Net investment loss(1)	(0.05)	(0.00) (2)
Net realized and unrealized loss on investments	(0.34)	(3.20)
Total from investment operations	(0.39)	(3.20)
Net asset value, end of year/period	$ 6.41	$ 6.80
Total investment return(3)	(5.74)%	(32.00)%
Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$ 9,411	$ 7,868
Ratio of expenses to average net assets	1.25%	1.25% (4)
Ratio of expenses to average net assets without waivers(5)	2.69%	4.91% (4)
Ratio of net investment loss to average net assets	(0.79)%	(0.12)% (4)
Portfolio turnover rate	41%	8% (6)

*	Commencement of operations on January 3, 2022.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $(0.005) per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
POLEN EMERGING MARKETS EX CHINA GROWTH FUND
Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Institutional Class
For the Period Ended April 30, 2023*
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income(1)	0.00 (2)
Net realized and unrealized gain on investments	0.35
Total from investment operations	0.35
Net asset value, end of period	$10.35
Total investment return(3)	3.50%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$1,553
Ratio of expenses to average net assets	1.25% (4)
Ratio of expenses to average net assets without waivers(5)	14.74% (4)
Ratio of net investment income to average net assets	0.11% (4)
Portfolio turnover rate	0% (6)

*	Commencement of operations on March 1, 2023.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
POLEN BANK LOAN FUND
Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Institutional Class
For the Period Ended April 30, 2023*
Per Share Operating Performance
Net asset value, beginning of period	$ 10.00
Net investment income(1)	0.67
Net realized and unrealized gain on investments	0.01
Total from investment operations	0.68
Dividends and distributions to shareholders from:
Net investment income	(0.64)
Net realized capital gains	(0.01)
Total dividends and distributions to shareholders	(0.65)
Net asset value, end of period	$ 10.03
Total investment return(2)	7.12%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$ 7,725
Ratio of expenses to average net assets	0.75% (3)
Ratio of expenses to average net assets without waivers(4)	3.19% (3)
Ratio of net investment income to average net assets	8.11% (3)
Portfolio turnover rate	22% (5)

*	Commencement of operations on June 30, 2022.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
POLEN UPPER TIER HIGH YIELD FUND
Financial Highlights (Concluded)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Institutional Class
For the Period Ended April 30, 2023*
Per Share Operating Performance
Net asset value, beginning of period	$ 10.00
Net investment income(1)	0.65
Net realized and unrealized gain on investments	0.05
Total from investment operations	0.70
Dividends and distributions to shareholders from:
Net investment income	(0.64)
Net asset value, end of period	$ 10.06
Total investment return(2)	7.22%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$ 2,143
Ratio of expenses to average net assets	0.65% (3)
Ratio of expenses to average net assets without waivers(4)	7.22% (3)
Ratio of net investment income to average net assets	7.69% (3)
Portfolio turnover rate	12% (5)

*	Commencement of operations on June 30, 2022.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.
The accompanying notes are an integral part of the financial statements.

POLEN FUNDS
Notes to Financial Statements
April 30, 2023
1. Organization and Significant Accounting Policies
The Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Emerging Markets Growth Fund (formerly, Polen Global Emerging Markets Growth Fund), Polen U.S. SMID Company Growth Fund, Polen Global SMID Company Growth Fund, Polen Emerging Markets ex China Growth Fund, Polen Bank Loan Fund and Polen Upper Tier High Yield Fund (each a “Fund” and together the “Funds”) are non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 15, 2010, December 30, 2014, December 30, 2016, November 1, 2017, December 31, 2018, October 16, 2020, April 1, 2021, January 3, 2022, March 1, 2023, June 30, 2022 and June 30, 2022, respectively. The Funds are separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Two separate classes of shares, Investor Class and Institutional Class, are offered for the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen International Small Company Growth Fund, Polen Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund, Polen Global SMID Company Growth Fund, Polen Emerging Markets ex China Growth Fund, Polen Bank Loan Fund and Polen Upper Tier High Yield Fund. The Polen U.S. Small Company Growth Fund offers three separate classes of shares, Investor Class, Institutional Class and Class Y. As of April 30, 2023, Investor Class shares had not been issued on the Polen Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund, Polen Global SMID Company Growth Fund, Polen Emerging Markets ex China Growth Fund, Polen Bank Loan Fund and Polen Upper Tier High Yield Fund. Polen Capital Management, LLC (“PCM” or the “Adviser”) serves as investment adviser to the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund, Polen Global SMID Company Growth Fund and Polen Emerging Markets ex China Growth Fund pursuant to an investment advisory agreement with the Trust. Polen Capital Credit, LLC (“Polen Credit” or the “Adviser”) serves as investment adviser to the Polen Bank Loan Fund and Polen Upper Tier High Yield Fund pursuant to an investment advisory agreement with the Trust.
The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.
Portfolio Valuation – The Funds net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Fixed income securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith by each Adviser as "valuation designee" under the oversight of the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Each Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by each Adviser pursuant to its policies and procedures. On a quarterly basis, each Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees.

POLEN FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
The Funds have a fundamental policy with respect to industry concentration that it will not invest 25% or more of the value of the Funds’ assets in securities of issuers in any one industry. Since inception the Funds have utilized BICS at the sub-industry level for defining industries for purposes of monitoring compliance with its industry concentration policy. However, at times, the Funds may utilize other industry classification systems such as MGECS or GICS, as applicable, for purposes other than compliance monitoring.
Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:
•  Level 1 — quoted prices in active markets for identical securities;
•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.
Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, each Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.
Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees.
The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. To the extent that these inputs are observable, the fair value of fixed income securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

POLEN FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
The following is a summary of the inputs used, as of April 30, 2023, in valuing each Fund's investments carried at fair value:
Funds	Total Value at 04/30/23	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Polen Growth Fund
Assets
Investments in Securities*	$ 6,961,842,292	$ 6,961,842,292	$ —	$ —
Polen Global Growth Fund
Assets
Common Stocks
Australia	$ 11,013,362	$ —	$ 11,013,362	$ —
France	33,648,239	—	33,648,239	—
Germany	45,104,114	—	45,104,114	—
Ireland	38,095,669	38,095,669	—	—
Switzerland	17,760,537	—	17,760,537	—
United States	276,768,493	276,768,493	—	—
Total Assets	$ 422,390,414	$ 314,864,162	$ 107,526,252	$ —
Polen International Growth Fund
Assets
Common Stocks
Australia	$ 6,092,515	$ —	$ 6,092,515	$ —
Canada	6,162,937	6,162,937	—	—
France	18,497,936	—	18,497,936	—
Germany	38,250,195	—	38,250,195	—
India	7,058,414	—	7,058,414	—
Ireland	40,266,033	33,490,742	6,775,291	—
Netherlands	8,573,617	—	8,573,617	—
Spain	7,081,357	—	7,081,357	—
Sweden	15,190,744	—	15,190,744	—
Switzerland	5,831,581	—	5,831,581	—
United Kingdom	34,930,961	—	34,930,961	—
United States	16,473,619	16,473,619	—	—
Uruguay	10,631,733	10,631,733	—	—
Total Assets	$ 215,041,642	$ 66,759,031	$ 148,282,611	$ —
Polen U.S. Small Company Growth Fund
Assets
Investments in Securities*	$ 77,009,005	$ 77,009,005	$ —	$ —

POLEN FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
Funds	Total Value at 04/30/23	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Polen International Small Company Growth Fund
Assets
Common Stocks
Australia	$ 672,362	$ —	$ 672,362	$ —
Canada	2,427,437	2,427,437	—	—
Finland	381,906	—	381,906	—
Germany	1,416,013	508,347	907,666	—
Ireland	871,052	—	871,052	—
Italy	726,844	—	726,844	—
Japan	926,057	—	926,057	—
Luxembourg	501,242	—	501,242	—
Netherlands	1,094,821	286,168	808,653	—
South Korea	702,229	—	702,229	—
Sweden	681,902	—	681,902	—
Switzerland	1,002,222	—	1,002,222	—
United Kingdom	4,583,735	2,381,117	2,202,618	—
Uruguay	308,250	308,250	—	—
Total Assets	$ 16,296,072	$ 5,911,319	$ 10,384,753	$ —
Polen Emerging Markets Growth Fund
Assets
Common Stocks
Brazil	$ 403,068	$ 403,068	$ —	$ —
Cambodia	497,936	—	497,936	—
China	4,656,952	723,624	3,933,328	—
Hong Kong	492,096	—	492,096	—
India	3,219,772	—	3,219,772	—
Indonesia	741,694	—	741,694	—
Mexico	1,210,087	1,210,087	—	—
Netherlands	895,907	—	895,907	—
Poland	703,684	—	703,684	—
Russia	611	—	—	611
Singapore	380,854	380,854	—	—
South Africa	328,920	328,920	—	—
Switzerland	858,111	—	858,111	—
Taiwan	1,507,726	—	1,507,726	—
United States	1,002,735	1,002,735	—	—
Uruguay	872,266	872,266	—	—
Vietnam	927,881	—	927,881	—
Total Assets	$ 18,700,300	$ 4,921,554	$ 13,778,135	$ 611

POLEN FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
Funds	Total Value at 04/30/23	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Polen U.S. SMID Company Growth Fund
Assets
Investments in Securities*	$ 18,737,441	$ 18,737,441	$ —	$ —
Polen Global SMID Company Growth Fund
Assets
Common Stocks
Australia	$ 139,970	$ —	$ 139,970	$ —
Canada	991,351	991,351	—	—
Finland	235,513	—	235,513	—
Germany	567,045	—	567,045	—
Ireland	350,122	—	350,122	—
Japan	396,481	—	396,481	—
Luxembourg	300,005	—	300,005	—
Netherlands	579,891	141,685	438,206	—
South Korea	232,978	—	232,978	—
Switzerland	538,683	—	538,683	—
United Kingdom	1,053,706	514,776	538,930	—
United States	3,436,202	3,436,202	—	—
Uruguay	134,594	134,594	—	—
Total Assets	$ 8,956,541	$ 5,218,608	$ 3,737,933	$ —
Polen Emerging Markets ex China Growth Fund
Assets
Common Stocks
Brazil	$ 91,667	$ 91,667	$ —	$ —
Cambodia	92,426	—	92,426	—
India	240,174	—	240,174	—
Indonesia	47,775	—	47,775	—
Mexico	111,828	111,828	—	—
Philippines	34,595	—	34,595	—
Poland	66,289	—	66,289	—
Singapore	58,214	58,214	—	—
South Africa	93,097	93,097	—	—
Switzerland	100,170	—	100,170	—
Taiwan	167,395	—	167,395	—
Thailand	36,702	—	36,702	—
Uruguay	161,654	161,654	—	—
Vietnam	198,537	—	198,537	—
Total Assets	$ 1,500,523	$ 516,460	$ 984,063	$ —

POLEN FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
Funds	Total Value at 04/30/23	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Polen Bank Loan Fund
Assets
Senior Loans*	$ 6,650,674	$ —	$ 6,650,674	$ —
Corporate Bonds*	1,166,702	—	1,166,702	—
Total Assets	$ 7,817,376	$ —	$ 7,817,376	$ —
Polen Upper Tier High Yield Fund
Assets
Corporate Bonds*	$ 1,851,206	$ —	$ 1,851,206	$ —
Senior Loans*	217,237	—	217,237	—
Total Assets	$ 2,068,443	$ —	$ 2,068,443	$ —

*	Please refer to Portfolio of Investments for further details on portfolio holdings.
At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or  otherwise less liquid than publicly traded securities.
For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds have an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to their net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Funds had an amount of transfers during the reporting period that was meaningful in relation to their net assets as of the end of the reporting period.
For the year ended April 30, 2023, there were no transfers in or out of Level 3.
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.
Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is recorded on the accrual basis, using the effective yield method. Dividends are recorded on the ex-dividend date. The Funds may be subject to foreign taxes on income, a portion of which may be recoverable. The Funds apply for refunds where available. Distribution (12b-1) fees relating to a specific class

POLEN FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are generally allocated to each class of each Fund based upon the relative daily net assets of each class of each Fund. The Funds may be subject to foreign taxes on unrealized and realized gains on certain foreign investments. The Funds may also be subject to foreign taxes on income, a portion of which may be recoverable. The Funds apply for refunds where available. The Funds will accrue such taxes and reclaims, as applicable, based upon the current interpretation of tax rules and regulations that exist in the market in which the Fund invests. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations. General expenses of the Trust are generally allocated to each Fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund. The Funds’ investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currency transactions in the Statements of Operations.
Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. Each Fund maintain deposits with a high quality financial institution in an amount that is in excess of federally insured limits.
Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid to shareholders and are recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
U.S. Tax Status — No provision is made for U.S. income taxes as it is each Funds' intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.
Global Current Events — On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Adviser, as valuation designee, will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.
Currency Risk — Each Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which each Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency

POLEN FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
exchange rates will affect each Fund's NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for each Fund is determined on the basis of U.S. dollars, each Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of each Fund's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of each Fund's holdings in foreign securities.
Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.
Emerging Markets Risk — The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States. Recent statements by U.S. securities and accounting regulatory agencies have expressed concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.
Debt Investment Risk — Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund's debt investments may not be able to meet its financial obligations (e. g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or seek bankruptcy protection. Securities such as high-yield bonds, e.g., bonds with low credit ratings by Moody's (Ba or lower) or Standard & Poor's (BB and lower) or if unrated are of comparable quality as determined by the Adviser, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.
Senior Loans — Certain Funds invests primarily in senior loans and other floating rate investments. Senior loans typically are rated below investment grade. Below investment grade securities, including senior loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. These securities once sold, may not settle for an extended period (for example, several weeks or even longer). A Fund will not receive its sale proceeds until that time, which may constrain a Fund’s ability to meet its obligations. A Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a senior loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many senior loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. Loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
LIBOR Phase-out Risk — The United Kingdom's Financial Conduct Authority, which regulates London Interbank Overnight Rates ("LIBOR"), has announced plans to phase out the use of LIBOR by June 2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial

POLEN FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which the Funds invest, as well as other unforeseen effects, could result in losses to the Funds.
In December 2022, the Financial Accounting Standards Board issued ASU 2022-06, Deferral of the Sunset Date of Topic 848. ASU 2022-06 is an update of ASU 2020-04, Reference Rate Reform, providing additional financial reporting relief. This is effective for certain reference rate-related contract modifications that occur during the extended period of March 12, 2020 through December 31, 2024. Management does not expect this update to have a material impact on these financial statements.
Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition, historical and prospective earnings of the company, interest rates, investor perceptions and overall market and economic conditions. The prices of securities change in response to many factors including the value of its assets.
Growth Style Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Unfunded Loan Commitments— Certain Funds may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by a Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset and any change in net unrealized appreciation or depreciation for the reporting period is recorded within the change in net unrealized appreciation or depreciation on investments. A corresponding payable for investments purchased has also been recorded, which represents the actual unfunded amount on the balance sheet date. Unfunded loan commitments are included in the Portfolio of Investments.
2. Transactions with Related Parties and Other Service Providers
For its services, PCM is paid a monthly fee at the annual rate based on average daily net assets of each Fund as shown in the table below:
Polen Growth Fund	0.85%
Polen Global Growth Fund	0.85%
Polen International Growth Fund	0.85%
Polen U.S. Small Company Growth Fund	1.00%
Polen International Small Company Growth Fund	1.00%
Polen Emerging Markets Growth Fund	1.00%
Polen U.S. SMID Company Growth Fund	1.00%
Polen Global SMID Company Growth Fund	1.00%
Polen Emerging Markets ex China Growth Fund	1.00%
For its services, Polen Credit is paid a monthly fee at the annual rate based on average daily net assets of each Fund as shown in the table below:
Polen Bank Loan Fund	0.65%
Polen Upper Tier High Yield Fund	0.55%
Each Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Funds to the extent necessary to ensure that the Funds’ total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed (on an annual basis) the percentages set forth in the table below of each Fund's average daily net assets

POLEN FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
(the “Expense Limitations”). The Expense Limitations will remain in place until the termination date set forth below, unless the Board of Trustees approves their earlier termination. The table below reflects the Expense Limitation amounts, as a percentage of average daily net assets, in effect during the year ended April 30, 2023.
	Institutional Class	Investor Class	Class Y	Termination Date
Polen Growth Fund	1.00%	1.00%	N/A	August 31, 2023
Polen Global Growth Fund	1.10%	1.10%	N/A	August 31, 2023
Polen International Growth Fund	1.10%	1.10%	N/A	August 31, 2023
Polen U.S. Small Company Growth Fund	1.10%	1.10%	1.00%	August 31, 2023
Polen International Small Company Growth Fund	1.25%	1.25%	N/A	August 31, 2023
Polen Emerging Markets Growth Fund	1.25%	N/A	N/A	August 31, 2023
Polen U.S. SMID Company Growth Fund	1.05%	N/A	N/A	August 31, 2023
Polen Global SMID Company Growth Fund	1.25%	N/A	N/A	August 31, 2023
Polen Emerging Markets ex China Growth Fund	1.25%	N/A	N/A	August 31, 2024
Polen Bank Loan Fund	0.75%	N/A	N/A	August 31, 2023
Polen Upper Tier High Yield Fund	0.65%	N/A	N/A	August 31, 2023
Each Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which each Adviser reduced its compensation and/or assumed expenses for such Fund. Each Adviser is permitted to seek reimbursement from a Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund's expenses are below the Expense Limitation amount. As of April 30, 2023, Investor Class shares had not been issued on the Polen Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund, Polen Global SMID Company Growth Fund, Polen Emerging Markets ex China Growth Fund, Polen Bank Loan Fund and Polen Upper Tier High Yield Fund.
For the year ended April 30, 2023, the amount of advisory fees earned and waived and/or reimbursed was as follows:
	Gross Advisory Fee	Recoupments, Waivers and/or Reimbursements	Net Advisory Fee/ (Reimbursement)
Polen Growth Fund	$66,746,655	$ —	$66,746,655
Polen Global Growth Fund	4,049,391	—	4,049,391
Polen International Growth Fund	1,985,263	—	1,985,263
Polen U.S. Small Company Growth Fund	996,276	(297,730)	698,546
Polen International Small Company Growth Fund	183,812	(152,366)	31,446
Polen Emerging Markets Growth Fund	178,068	(125,725)	52,343
Polen U.S. SMID Company Growth Fund	197,431	(130,457)	66,974
Polen Global SMID Company Growth Fund	83,160	(120,053)	(36,893)
Polen Emerging Markets ex China Growth Fund	2,522	(34,036)	(31,514)
Polen Bank Loan Fund	32,255	(120,962)	(88,707)
Polen Upper Tier High Yield Fund	9,463	(113,023)	(103,560)
As of April 30, 2023, the Polen Growth Fund, Polen Global Growth Fund and Polen International Growth Fund have no additional funds available to be recouped.
For the year ended April 30, 2023, the Funds did not recoup any fees.

POLEN FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
As of April 30, 2023, the amount of potential recovery was as follows:
	04/30/2024	04/30/2025	04/30/2026	Total
Polen U.S. Small Company Growth Fund	$ 71,444	$284,378	$297,730	$653,552
Polen International Small Company Growth Fund	152,131	116,161	152,366	420,658
Polen Emerging Markets Growth Fund	101,833	111,518	125,725	339,076
Polen U.S. SMID Company Growth Fund	30,946	140,531	130,457	301,934
Polen Global SMID Company Growth Fund	—	62,315	120,053	182,368
Polen Emerging Markets ex China Growth Fund	—	—	34,036	34,036
Polen Bank Loan Fund	—	—	120,962	120,962
Polen Upper Tier High Yield Fund	—	—	113,023	113,023
Other Service Providers
The Bank of New York Mellon ("BNY Mellon") serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
The Trust, on behalf of the Funds, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Funds for these services are included in Transfer agent fees in the Statements of Operations.
Foreside Funds Distributors LLC (the "Underwriter") provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.
The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for the Investor Class shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class shares plan, the Funds compensate the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Funds' Investor Class shares.
Trustees and Officers
The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.
JW Fund Management LLC ("JWFM") provides a Principal Executive Officer and Principal Financial Officer to the Trust. Chenery Compliance Group, LLC ("Chenery") provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to December 1, 2022, ACA Group ("ACA"), operating through its subsidiary, Foreside Fund Officer Services LLC, provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Chenery are compensated for their services provided to the Trust. ACA was compensated for its services provided to the Trust through November 30, 2022.

POLEN FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
3. Investment in Securities
For the year ended April 30, 2023, aggregated purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:
	Purchases	Sales
Polen Growth Fund	$1,479,869,833	$3,437,276,828
Polen Global Growth Fund	96,986,585	206,231,851
Polen International Growth Fund	45,111,698	106,268,489
Polen U.S. Small Company Growth Fund	42,910,293	84,634,258
Polen International Small Company Growth Fund	7,249,657	11,812,087
Polen Emerging Markets Growth Fund	8,967,563	8,371,430
Polen U.S. SMID Company Growth Fund	11,637,787	12,324,642
Polen Global SMID Company Growth Fund	4,974,318	3,383,984
Polen Emerging Markets ex China Growth Fund	1,442,583	—
Polen Bank Loan Fund	9,073,165	1,220,852
Polen Upper Tier High Yield Fund	2,240,365	218,561
4. Capital Share Transactions
For the year/period ended April 30, 2023 and the year/period ended April 30, 2022, transactions in capital shares (authorized shares unlimited) were as follows:
	For the Year/Period Ended April 30, 2023		For the Year/Period Ended April 30, 2022
	Shares	Amount	Shares	Amount
Polen Growth Fund:
Institutional Class
Sales	61,955,181	$ 2,217,172,817	67,661,874	$ 3,499,213,656
Reinvestments	17,876,152	553,445,679	8,004,747	438,900,312
Redemptions	(117,022,105)	(4,099,303,155)	(56,311,556)	(2,815,445,044)
Net increase/(decrease)	(37,190,772)	$(1,328,684,659)	19,355,065	$ 1,122,668,924

Investor Class
Sales	1,950,796	$ 66,857,609	3,996,362	$ 208,243,075
Reinvestments	723,073	21,648,786	346,156	18,460,498
Redemptions	(4,118,645)	(138,850,104)	(4,479,785)	(226,569,425)
Net increase/(decrease)	(1,444,776)	$ (50,343,709)	(137,267)	$ 134,148

Total net increase/(decrease)	(38,635,548)	$(1,379,028,368)	19,217,798	$ 1,122,803,072
Polen Global Growth Fund:
Institutional Class
Sales	7,038,064	$ 138,913,828	9,033,397	$ 232,242,374
Reinvestments	237,447	4,516,250	592,234	16,167,995
Redemptions	(12,581,663)	(247,810,857)	(6,929,990)	(173,670,375)
Net increase/(decrease)	(5,306,152)	$ (104,380,779)	2,695,641	$ 74,739,994

POLEN FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
	For the Year/Period Ended April 30, 2023		For the Year/Period Ended April 30, 2022
	Shares	Amount	Shares	Amount

Investor Class
Sales	153,766	$ 3,010,488	388,887	$ 10,081,357
Reinvestments	12,203	227,583	42,846	1,149,568
Redemptions	(468,616)	(9,161,587)	(878,440)	(21,395,316)
Net decrease	(302,647)	$ (5,923,516)	(446,707)	$ (10,164,391)

Total net increase/(decrease)	(5,608,799)	$ (110,304,295)	2,248,934	$ 64,575,603
Polen International Growth Fund:
Institutional Class
Sales	5,912,757	$ 78,910,959	10,204,310	$ 177,773,237
Reinvestments	—	—	—	—
Redemptions	(10,112,407)	(134,001,317)	(15,994,170)	(267,292,311)
Net decrease	(4,199,650)	$ (55,090,358)	(5,789,860)	$ (89,519,074)

Investor Class
Sales	76,873	$ 1,034,740	93,421	$ 1,557,330
Reinvestments	—	—	—	—
Redemptions	(166,715)	(2,172,253)	(110,597)	(1,897,020)
Net decrease	(89,842)	$ (1,137,513)	(17,176)	$ (339,690)

Total net decrease	(4,289,492)	$ (56,227,871)	(5,807,036)	$ (89,858,764)
Polen U.S. Small Company Growth Fund:
Institutional Class
Sales	3,320,204	$ 42,141,603	10,032,225	$ 194,623,182
Reinvestments	—	—	316,607	6,800,723
Redemptions	(6,822,576)	(84,833,559)	(7,291,905)	(123,972,043)
Net increase/(decrease)	(3,502,372)	$ (42,691,956)	3,056,927	$ 77,451,862

Investor Class
Sales	37,186	$ 471,931	253,849	$ 4,981,930
Reinvestments	—	—	23,299	496,964
Redemptions	(229,992)	(2,869,070)	(239,358)	(4,166,667)
Net increase/(decrease)	(192,806)	$ (2,397,139)	37,790	$ 1,312,227

POLEN FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
	For the Year/Period Ended April 30, 2023		For the Year/Period Ended April 30, 2022
	Shares	Amount	Shares	Amount

Class Y*
Sales	52,222	$ 669,125	415,878	$ 8,429,491
Reinvestments	—	—	10,837	232,885
Redemptions	(57,555)	(694,808)	(62,039)	(1,192,622)
Net increase/(decrease)	(5,333)	$ (25,683)	364,676	$ 7,469,754

Total net increase/(decrease)	(3,700,511)	$ (45,114,778)	3,459,393	$ 86,233,843
Polen International Small Company Growth Fund:
Institutional Class
Sales	261,535	$ 2,779,554	842,197	$ 13,711,177
Reinvestments	—	—	20,298	353,584
Redemptions	(608,924)	(6,513,001)	(634,091)	(8,871,082)
Net increase/(decrease)	(347,389)	$ (3,733,447)	228,404	$ 5,193,679

Investor Class
Sales	14,681	$ 153,870	29,047	$ 472,183
Reinvestments	—	—	509	8,801
Redemptions	(32,185)	(336,626)	(33,068)	(492,448)
Net decrease	(17,504)	$ (182,756)	(3,512)	$ (11,464)

Total net increase/(decrease)	(364,893)	$ (3,916,203)	224,892	$ 5,182,215
Polen Emerging Markets Growth Fund:
Institutional Class
Sales	58,507	$ 462,427	129,140	$ 1,117,831
Reinvestments	2,203	15,994	—	—
Redemptions	(37,391)	(277,721)	(107,445)	(1,139,833)
Net increase/(decrease)	23,319	$ 200,700	21,695	$ (22,002)

Polen U.S. SMID Company Growth Fund:
Institutional Class
Sales	1,575,108	$ 10,143,670	1,753,382	$ 18,584,667
Reinvestments	—	—	18,536	222,248
Redemptions	(1,428,514)	(9,688,133)	(107,518)	(935,726)
Net increase	146,594	$ 455,537	1,664,400	$ 17,871,189

Polen Global SMID Company Growth Fund**:
Institutional Class
Sales	309,429	$ 1,907,770	1,157,585	$ 9,532,140
Reinvestments	—	—	—	—
Redemptions	—	—	—	—
Net increase	309,429	$ 1,907,770	1,157,585	$ 9,532,140

POLEN FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
	For the Year/Period Ended April 30, 2023
	Shares	Amount
Polen Emerging Markets ex China Growth Fund***:
Institutional Class
Sales	150,000	$1,500,000
Reinvestments	—	—
Redemptions	—	—
Net increase	150,000	$1,500,000

Polen Bank Loan Fund****:
Institutional Class
Sales	736,529	$7,357,034
Reinvestments	33,671	334,897
Redemptions	—	—
Net increase	770,200	$7,691,931

Polen Upper Tier High Yield Fund*****:
Institutional Class
Sales	200,000	$2,000,000
Reinvestments	13,062	131,393
Redemptions	—	—
Net increase	213,062	$2,131,393

*	The Polen U.S. Small Company Growth Fund’s Class Y commenced operations on June 1, 2021.
**	The Polen Global SMID Company Growth Fund’s Institutional Class commenced operations on January 3, 2022.
***	The Polen Emerging Markets ex China Growth Fund's Institutional Class commenced operations on March 1, 2023.
****	The Polen Bank Loan Fund’s Institutional Class commenced operations on June 30, 2022.
*****	The Polen Upper Tier High Yield Fund’s Institutional Class commenced operations on June 30, 2022.
As of April 30, 2023, the Funds below had shareholders that held 10% or more of the total outstanding shares of each respective Fund. Transactions by these shareholders may have a material impact on each respective Fund.
Polen Emerging Markets ex China Growth Fund
Affiliated Shareholders	100%
Polen Bank Loan Fund
Affiliated Shareholders	58%
Non-affiliated Shareholders	31%
Polen Upper Tier High Yield Fund
Affiliated Shareholders	95%
5. Federal Tax Information
The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. Each Fund have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

POLEN FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. These temporary differences are primarily due to differing treatments for late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Net assets were not affected by these adjustments.
The following permanent differences as of April 30, 2023, primarily attributed to reclassification of foreign currency and foreign capital gains taxes from capital to ordinary, write-off or reclassification of net operating losses, fund level overdistributions and non-deductible taxes paid, were reclassified among the following accounts:
	Total Distributable Earnings	Paid-in-Capital
Polen Growth Fund	$56,015,548	$(56,015,548)
Polen Global Growth Fund	818,671	(818,671)
Polen International Growth Fund	2,618	(2,618)
Polen U.S. Small Company Growth Fund	1,013,044	(1,013,044)
Polen International Small Company Growth Fund	72,986	(72,986)
Polen Emerging Markets Growth Fund	251	(251)
Polen U.S. SMID Company Growth Fund	170,752	(170,752)
Polen Global SMID Company Growth Fund	48,051	(48,051)
Polen Emerging Markets ex China Growth Fund	1,736	(1,736)
For the year ended April 30, 2023, there were no reclassifications for the Polen Bank Loan Fund and Polen Upper Tier High Yield Fund.
For the year ended April 30, 2023, the tax character of distributions paid by the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund , Polen Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund, Polen Global SMID Company Growth Fund, Polen Emerging Markets ex China Growth Fund, Polen Bank Loan Fund and Polen Upper Tier High Yield Fund were $0, $0, $0, $0, $0, $15,994, $0, $0, $0, $389,555 and $131,394 of ordinary income dividends and $646,213,431, $4,939,028, $0, $0, $0, $0, $0, $0, $0, $0 and $0 of long-term capital gains, respectively. For the year ended April 30, 2022, the tax character of distributions paid by the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund , Polen Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund and Polen Global SMID Company Growth Fund were $63,759,030, $2,562,180, $0, $2,052,861, $38,889, $0, $222,248 and $0 of ordinary income dividends and $453,184,534, $15,561,387, $0, $5,713,004, $327,891, $0, $0 and $0 of long-term capital gains, respectively. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

POLEN FUNDS
Notes to Financial Statements (Continued)
April 30, 2023
As of April 30, 2023, the components of distributable earnings on a tax basis were as follows:
	Capital Loss Carryforward	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses	Temporary Differences
Polen Growth Fund	$(533,508,582)	$ —	$1,623,253,400	$(11,349,194)	$ —
Polen Global Growth Fund	(39,692,653)	—	86,057,095	(6,277,493)	—
Polen International Growth Fund	(29,830,258)	414,209	23,919,904	—	—
Polen U.S. Small Company Growth Fund	(39,788,926)	—	(10,498,570)	(243,963)	—
Polen International Small Company Growth Fund	(4,564,169)	—	(2,210,306)	(1,895,854)	—
Polen Emerging Markets Growth Fund	(3,623,157)	—	(3,583,714)	(93,553)	—
Polen U.S. SMID Company Growth Fund	(4,684,106)	—	(4,379,602)	(59,748)	—
Polen Global SMID Company Growth Fund	(1,309,461)	—	(643,012)	(26,590)	—
Polen Emerging Markets ex China Growth Fund	—	—	54,474	—	—
Polen Bank Loan Fund	—	37,107	18,066	—	(22,083)
Polen Upper Tier High Yield Fund	(4,118)	951	15,228	—	(951)
The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.
As of April 30, 2023, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Polen Growth Fund	$5,338,588,892	$2,221,950,574	$(598,697,174)	$1,623,253,400
Polen Global Growth Fund	336,340,342	104,198,815	(18,141,720)	86,057,095
Polen International Growth Fund	190,996,124	40,072,293	(16,152,389)	23,919,904
Polen U.S. Small Company Growth Fund	87,507,575	12,347,735	(22,846,305)	(10,498,570)
Polen International Small Company Growth Fund	18,506,151	2,305,402	(4,515,708)	(2,210,306)
Polen Emerging Markets Growth Fund	22,252,053	1,723,466	(5,307,180)	(3,583,714)
Polen U.S. SMID Company Growth Fund	23,117,043	1,735,487	(6,115,089)	(4,379,602)
Polen Global SMID Company Growth Fund	9,597,663	759,587	(1,402,599)	(643,012)
Polen Emerging Markets ex China Growth Fund	1,442,583	83,961	(29,487)	54,474
Polen Bank Loan Fund	7,799,310	140,176	(122,110)	18,066
Polen Upper Tier High Yield Fund	2,053,215	69,884	(54,656)	15,228
Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2023, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2023. For the year ended April 30, 2023, the Funds deferred to May 1, 2023 the following losses:

POLEN FUNDS
Notes to Financial Statements (Concluded)
April 30, 2023
	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
Polen Growth Fund	$11,349,194	$ —	$ —
Polen Global Growth Fund	15,951	—	6,261,542
Polen U.S. Small Company Growth Fund	243,963	—	—
Polen International Small Company Growth Fund	28,625	133,688	1,733,541
Polen Emerging Markets Growth Fund	93,553	—	—
Polen U.S. SMID Company Growth Fund	59,748	—	—
Polen Global SMID Company Growth Fund	26,590	—	—
Accumulated capital losses represent net capital loss carryforwards as of April 30, 2023 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2023, the Funds’ capital loss carryforward, which were comprised of both short-term losses and long-term losses, and had an unlimited period of capital loss carryover were as follows:
	Capital Loss Carryforward
	Short-Term	Long-Term
Polen Growth Fund	$424,120,916	$109,387,666
Polen Global Growth Fund	14,718,120	24,974,533
Polen International Growth Fund	28,099,847	1,730,411
Polen U.S. Small Company Growth Fund	27,650,673	12,138,253
Polen International Small Company Growth Fund	2,392,961	2,171,208
Polen Emerging Markets Growth Fund	1,677,660	1,945,497
Polen U.S. SMID Company Growth Fund	2,066,620	2,617,486
Polen Global SMID Company Growth Fund	888,759	420,702
Polen Upper Tier High Yield Fund	4,118	—
6. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued, and has determined that there was the following subsequent event:
On June 9, 2023, the Board approved a plan to merge the Polen International Small Company Growth Fund into the Polen Global SMID Company Growth Fund, which is expected to occur on or about August 14, 2023.
Management has evaluated and has determined there are no additional subsequent events.

POLEN FUNDS
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of FundVantage Trust and Shareholders of Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund, Polen Global SMID Company Growth Fund, Polen Emerging Markets ex China Growth Fund, Polen Bank Loan Fund and Polen Upper Tier High Yield Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund, Polen Global SMID Company Growth Fund, Polen Emerging Markets ex China Growth Fund, Polen Bank Loan Fund and Polen Upper Tier High Yield Fund (eleven of the funds constituting FundVantage Trust, hereafter collectively referred to as the "Funds") as of April 30, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Emerging Markets Growth Fund and Polen U.S. SMID Company Growth Fund	Statements of operations for the year ended April 30, 2023 and the statements of changes in net assets for each of the two years in the period ended April 30, 2023
Polen Global SMID Company Growth Fund	Statement of operations for the year ended April 30, 2023 and the statements of changes in net assets for the year ended April 30, 2023 and the period from January 3, 2022 (commencement of operations) through April 30, 2022
Polen Emerging Markets ex China Growth Fund	Statement of operations and the statement of changes in net assets for the period from March 1, 2023 (commencement of operations) through April 30, 2023
Polen Bank Loan Fund and Polen Upper Tier High Yield Fund	Statements of operations and the statements of changes in net assets for the period from June 30, 2022 (commencement of operations) through April 30, 2023
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our

POLEN FUNDS
Report of Independent Registered Public Accounting Firm (Concluded)
procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 29, 2023
We have served as the auditor of one or more Polen Capital Management, LLC investment companies since 2011.

POLEN FUNDS
Shareholder Tax Information
(Unaudited)
The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the year ended April 30, 2023, the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund , Polen Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund, Polen Global SMID Company Growth Fund, Polen Emerging Markets ex China Growth Fund, Polen Bank Loan Fund and Polen Upper Tier High Yield Fund paid $0, $0, $414,209, $0, $0, $15,994, $0, $0, $0, $389,555 and $131,394 of ordinary income dividends and $646,213,431, $4,939,028, $0, $0, $0, $0, $0, $0, $0, $0 and $0 of long-term capital gains, respectively, to its shareholders.
The Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund, Polen Global SMID Company Growth Fund, Polen Emerging Markets ex China Growth Fund, Polen Bank Loan Fund and Polen Upper Tier High Yield Fund designated $646,213,431, $4,939,028, $0, $0, $0, $0, $0, $0, $0, $0 and $0, respectively, as long-term capital gains distributions during the year ended April 30, 2023. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.
The Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund, Polen Global SMID Company Growth Fund, Polen Emerging Markets ex China Growth Fund, Polen Bank Loan Fund and Polen Upper Tier High Yield Fund designates 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 100.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively, of ordinary income distributions as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The percentage of ordinary income dividends qualifying for corporate dividends received deduction for the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund, Polen Global SMID Company Growth Fund, Polen Emerging Markets ex China Growth Fund, Polen Bank Loan Fund and Polen Upper Tier High Yield Fund is 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
The Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Emerging Markets Growth Fund, Polen U.S. SMID Company Growth Fund, Polen Global SMID Company Growth Fund, Polen Emerging Markets ex China Growth Fund, Polen Bank Loan Fund and Polen Upper Tier High Yield Fund designates 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 100.00% and 0.00%, respectively, of ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.
The Polen Emerging Markets Growth Fund paid foreign taxes of $79,864 and recognized foreign source income of $300,614.
All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.
Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.
Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.
In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

POLEN FUNDS
Statement Regarding Liquidity Risk Management Program
(Unaudited)
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Board of Trustees (the “Board”) of FundVantage Trust, on behalf of the Polen Emerging Markets Growth Fund (the “Fund”), met on September 19-20, 2022 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the Fund, pursuant to the Liquidity Rule. The Board has appointed a committee of individuals to serve as the program administrator for the Fund’s Program (the “Program Committee”). At the Meeting, the Program Committee provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of June 30, 2022 (the “Report”).
The Report described the Program’s liquidity classification methodology. It also described the Program Committee’s methodology in determining whether a Highly Liquid Investment Minimum (a “HLIM”) is necessary and noted that, given the composition of the Fund’s portfolio holdings, a HLIM was not currently required for the Fund.
The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing liquidity risk, as follow:
A. Each Fund’s investment strategy and liquidity of Fund investments during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed the Fund’s strategy and its determination that the strategy remains appropriate for an open-end fund structure. This determination was based on the Fund’s holdings of Highly Liquid Investments, the diversification of holdings and the related average position size of the holdings.
B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed historical net redemption activity and noted that it used this information as a component to establish the Fund’s reasonably anticipated trading size. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Program Committee also took into consideration the Fund’s shareholder ownership concentration and the fact that the shares of the Fund are offered through intermediaries. The intermediary agreements increase the likelihood of large unanticipated redemptions, meaning a Fund may not have the ability to conduct an orderly sale of portfolio securities. The amount of assets a Fund has on these platforms is a significant factor in the ability of the Fund to meet redemption expectations. In light of the Fund’s holdings, it was noted that the Fund maintains a high level of liquidity to meet shareholder redemptions under both normal and stressed market conditions.
C. Holdings of cash and cash equivalents, as well as borrowing arrangements: As part of the Report, the Program Committee reviewed any changes in the Fund’s cash and cash equivalents positions in response to current/anticipated redemption activity or market conditions. It was noted that the Fund does not currently have a borrowing or other credit funding arrangement.

POLEN FUNDS
Other Information
(Unaudited)
Proxy Voting
Policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6024 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.
Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to its reports on Form N-PORT. The Funds' portfolio holdings on Form N-PORT are available on the SEC's website at http://www.sec.gov.
Board Considerations with Respect to the Approval of the New Investment Advisory Agreement for the Polen Emerging Markets ex China Growth Fund
At an in-person meeting held on December 1-2, 2021 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved a new Investment Advisory Agreement between Polen Capital Management, LLC (“Polen” or the “Adviser”) and the Trust (the “Polen Agreement”) on behalf of the Polen Emerging Markets ex China Growth Fund (the “Polen Fund”) for an initial two year period.
In determining whether to approve the Polen Agreement, the Trustees, including the Independent Trustees, considered information provided by Polen in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Polen 15(c) Response”) regarding (i) the services to be performed by Polen for the Polen Fund, (ii) the composition and qualifications of Polen’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the Polen Fund, (iv) investment performance of the Polen Fund’s respective strategies, as applicable, (v) the financial condition of Polen, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Polen Fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, and (ix) any litigation, investigation or administrative proceeding which may have a material impact on Polen’s ability to service the Polen Fund.
The Board considered additional information provided by representatives from Polen invited to participate in the Meeting regarding Polen’s history, performance, investment strategy, and compliance program. Representatives of Polen responded to questions from the Board. In addition to the foregoing information, the Trustees also considered other factors they believed to be relevant to considering the approval of the Polen Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the Polen Fund and Polen, as provided by the terms of the Polen Agreement, including the advisory fees under the Polen Agreement, were fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.
Based on the Polen 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided (or to be provided) by Polen are appropriate and consistent with the terms of the Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Polen Fund is likely to benefit from the provision of those services, (iv) Polen has sufficient personnel, with the appropriate skills and experience, to serve the Polen Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the other series of the Trust currently advised by Polen and expected to be provided to the Polen Fund is likely to continue under the Polen Agreement.

POLEN FUNDS
Other Information (Concluded)
(Unaudited)
The Board discussed Polen’s business continuity plan, and its ability to continue to manage the Polen Fund effectively in light of the ongoing COVID-19 pandemic, continuing federal, state and local responses thereto and related volatility in the financial markets.
With respect to the Polen Fund, the Trustees considered that the proposed strategy for the Polen Fund was new, and therefore did not have historical performance. The Trustees noted that they received performance information regarding other series of the Trust advised by Polen, which the Trustees indicated they believed to be representative of the Adviser’s performance in implementing the strategy to be employed for the Polen Fund. The Trustees concluded that the performance information relating to other series of the Trust advised by Polen was acceptable for purposes of its consideration of the Polen Agreement.
The Trustees also considered information regarding Polen’s proposed advisory fees and an analysis of the fees in relation to the delivery of services to the Polen Fund and any other ancillary benefit resulting from Polen’s relationship with the Polen Fund. The Trustees considered the fees that Polen charges to its separately managed accounts, as applicable, and evaluated the explanations provided by Polen as to differences in fees charged to the Polen Fund and separately managed accounts. The Trustees considered the fees that Polen charges to the other series of the Trust advised by Polen, and evaluated the explanations provided by Polen as to differences in the fees charged to the Polen Fund and the other series of the Trust advised by Polen. The Trustees evaluated information provided by Polen indicating the proposed advisory fee for the Polen Fund is within the normal range of fees and expenses for a fund of similar size, composition and type of investment product. The Trustees concluded that the advisory fee and services to be provided by Polen are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Polen Fund based on the information provided at the Meeting.
The Trustees considered the costs of the services provided by Polen, the compensation and benefits to be received by Polen in providing services to the Polen Fund, Polen’s projected profitability in the first year of operation of the Polen Fund and certain additional information related to the financial condition of Polen. In addition, the Trustees considered any direct or indirect revenues anticipated to be received by affiliates of Polen.
The Trustees considered the extent to which economies of scale would be realized relative to the fee level as the Polen Fund is expected to grow, and whether the advisory fee level reflects those economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of shareholders should be achieved if assets of the Polen Fund increase because fixed expenses will be spread across a larger asset base. Because the Polen Fund had not yet commenced operations, and the Polen Fund had a fee cap in place, the Board concluded that economies of scale were not a necessary consideration at the present time.
At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved the approval of the Polen Agreement for an initial two-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

POLEN FUNDS
Privacy Notice
(Unaudited)
The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.
We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.
To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.
If you have questions or comments about our privacy practices, please call us at (888) 678-6024.

POLEN FUNDS
Fund Management
(Unaudited)
FundVantage Trust (the "Trust") is governed by a Board of Trustees (the "Trustees"). The primary responsibility of the Trustees is to represent the interest of the Trust's shareholders and to provide oversight management of the Trust.
The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an "interested person" of the Trust, each Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust ("Underwriter"), within the meaning of the 1940 Act and each Trustee is referred to as an "Independent Trustee" and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust's business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.
The Statement of Additional Information for the Funds contain additional information about the Trustees and is available, without charge, upon request by calling .
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	36	Optimum Fund
Trust
(registered
investment
company with
6 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
					1 portfolio).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	36	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

POLEN FUNDS
Fund Management (Continued)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	36	Brinker Capital
Destinations
Trust
(registered
investment
company with
10 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio).
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	36	Lincoln
Variable
Trust
Products Trust
(registered
investment
company with
97 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio).

POLEN FUNDS
Fund Management (Concluded)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	36	Copeland Trust
(registered
investment
company with
3 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio).
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
CHRISTINE S. CATANZARO Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2022.	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.
T. RICHARD KEYES Date of Birth: 1/57	Vice President	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.
GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.
JOHN CANNING Date of Birth: 11/70	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2022.	Director of Chenery Compliance Group, LLC from March 2021 to present; Senior Consultant of Foreside Financial Group from August 2020 to March 2021; Chief Compliance Officer & Chief Operating Officer of Schneider Capital Management LP from May 2019 to July 2020; Chief Operating Officer and Chief Compliance Officer of Context Capital Partners, LP from March 2016 to March 2018 and February 2019, respectively.

Investment Advisers
Polen Capital Management, LLC
1825 NW Corporate Blvd.
Suite 300
Boca Raton, FL 33431
Polen Capital Credit, LLC
1075 Main Street
Suite 320
Waltham, MA 02451
Administrator
The Bank of New York Mellon
301 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
500 Ross Street, 154-0520
Pittsburgh, PA 15262
Principal Underwriter
Foreside Funds Distributors LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042
Legal Counsel
Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103
POL-0423

Private Capital Management Value Fund
of
FundVantage Trust
Class I
ANNUAL REPORT
April 30, 2023
This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Annual Investment Adviser's Report
April 30, 2023
(Unaudited)
Dear Fellow Shareholder:
The 12 months ending April 30, 2023 posed an astonishing array of challenges for equity markets including elevated and persistently “sticky” inflation numbers that drove interest rate increases by the Federal Reserve, continuing geopolitical uncertainty, unprecedented levels for the U.S. national debt, the possibility of recession, and finally, several high-profile bank failures. Against this backdrop we are pleased with the performance of the Private Capital Management Value Fund’s Class I shares (“PCM Value Fund”), which reported a gain of 13.96% for the 12 months ending April 30, compared to a loss of -3.65% for the small-cap Russell 2000® Index. Looking forward, we believe that “peak inflation” is now in the rear-view mirror. Nevertheless, the base case for interest rates staying “higher for longer” remains rooted in sound logic with continued labor market tightness complicating the path back to sub 3% inflation. To us this implies that while the U.S. economy remains fundamentally sound, recessionary concerns are likely to persist with markets continuing to show volatility into the fall months.
Though hyperbolic language is overused nowadays, it is hard to find appropriate adjectives to capture the significance of what transpired in March with Silicon Valley Bank (SVB). Simply put, while banks have failed in the past, and inevitably more will fail in the future, to witness a $205 billion institution collapse in essentially two days is truly, truly remarkable. Though it appears that this banking crisis quite literally appeared overnight, SVB’s financials tell a different story. The reality is that management, analysts and regulators failed to recognize a financial construct that was simply unsustainable in the current interest rate environment. The explanation is a little complex, but nevertheless worthwhile.
To a significant extent, all banks borrow short term (mostly from depositors) and lend long term. The difference between the cost of these short-term funds (interest paid to depositors) and the yield on long-term assets (payments from the bank’s borrowers and other earning assets) produces a bank’s gross profit, typically referred to as its “net interest margin”. For most businesses, borrowing short and lending long is an extremely bad idea. However, banks have a unique advantage. The government guarantees deposits (through the Federal Deposit Insurance Corporation) up to $250,000 per depositor, so bank customers at this deposit level have no risk. Good banks build a persistent and sustainable “deposit franchise” through myriad services to their customers. Ideally, this results in a large number of relatively small and statistically predictable relationships that prove to be very durable over time. Prudent institutions know better than to build a deposit base that is reliant on a relatively small number of very large relationships. In this regard, all signs suggest that SVB was not a prudent bank.
Over 90% of SVB’s funding came from large, uninsured deposits – those above the FDIC’s $250,000 threshold – sourced heavily from the venture capital ecosystem in California. Obviously, these are extremely sophisticated customers who are interconnected professionally and, to some extent, personally. The bank then invested a large portion of these deposits in relatively long duration – and by today’s standards, low yielding – government bonds. While this balance sheet construct generated a relatively small net interest margin, the bank generated substantial profits because this exercise was done on a massive scale. Unfortunately, as interest rates climbed rapidly last year and the bank’s sophisticated customer base demanded higher deposit rates, there was insufficient yield on these bond assets to allow the bank to compete with other institutions – with the result that depositors started moving money away. These outflows revealed a fatal flaw in the bank’s strategy. While the government bonds SVB held were 100% “money good” if held to maturity, in the short run they had declined in value due to rising interest rates. Unfortunately, as deposit outflows continued, the bank was forced to sell these bonds at a loss to meet liquidity requirements.
Now trapped, SVB attempted to raise additional capital. This action, however, simply codified and exposed the bank’s now desperate position, and customers abandoned the bank at a truly unprecedented rate. Within two days, $42 billion of deposits had been withdrawn and regulators were forced to seize the institution. Wall Street quickly went to work looking for similarly situated banks, and several – namely PacWest, Western Alliance and First Republic – emerged as the most unfortunate proxies. Deposit flight ultimately forced First Republic to merge with J.P. Morgan, while (as of this writing) Western Alliance appears to have satisfactorily addressed the market’s concerns. PacWest is attempting to restructure itself.
Although there has been a substantial drawdown in bank stocks due to this crisis, we want to be clear that SVB and First Republic were outliers to an extraordinary degree. To state the obvious, Wall Street (not to mention embarrassed regulators) has subsequently spent a great amount of effort examining the industry and nothing comparable to SVB or First Republic has surfaced. More importantly, the banks held by the PCM Value Fund are characterized by low levels of uninsured deposits, broad, diverse and stable
1

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Annual Investment Adviser’s Report (Continued)
April 30, 2023
(Unaudited)
customer bases, pristine asset quality, robust liquidity and strong capital positions. While annoyed by the near-term performance from our bank stock portfolio, we are not at all concerned about the long-term health and well-being of these institutions or their investment potential.
We do feel, however, that the knock-on effects of this crisis will impact economic growth, particularly during the second half of 2023. Bankers generally work off the same playbook: when frightened, they will look to reduce leverage and fortify their institution’s balance sheet. By curtailing lending, banks can “shrink” and de-lever because total assets are reduced as existing loans are repaid while liquidity is increased and capital ratios improve. We expect that this newfound hesitancy to lend, otherwise described as a “credit crunch”, will act as an additional headwind for the economy, above and beyond the Federal Reserve’s monetary tightening efforts.
One could make a salient argument that a modest credit crunch could help the Fed engineer a “soft landing” for the economy, potentially limiting the need for further policy action. On the other hand, the current worry beads noted above are complex and interconnected. Additional knock-on effects from elevated interest rates can be expected to continue to play out through the economy. Issues regarding government spending will remain contentious and provide a basis for political posturing on both sides of the debate. It remains a stark fact, however, that if long-term rates were to rise to the level of current inflation, our nation’s $31 trillion in debt would prove very difficult to sustain. Meanwhile, on the geopolitical front we are seeing global competitors mount attempts to challenge the U.S. dollar’s place as the world’s reserve currency. While the dollar’s position remains comparatively unchallenged at the moment, this privilege should not be taken for granted.
As the Fund’s portfolio manager, we tend to spend an inordinate amount of time analyzing and evaluating the quality of governance at the companies in which the Fund invests. This makes perfect sense for us as bottom-up stock pickers making long-term investments. Decades-long experience has taught us that a weak board, poor management or pervasive institutional dysfunction can sow the seeds of decline for even the best businesses. From this perspective we can say that we would never accept the level of dysfunction in a Fund investment that we witness on an almost daily basis from America’s elected leaders in Washington. This being the case, it is a happy truth that the U.S. economy over time is much more significantly driven by small businesses, the U.S. consumer, main street and entrepreneurs than by Beltway politics and infighting.
So, political commentary aside, we are both pleased with the Fund’s performance over the last year and confident in the business opportunities for the companies that comprise the Fund’s portfolio. As we move toward the end of the year, we expect that investors will increasingly focus on the fact that the U.S. economy has remained resilient and, on balance, continues to move incrementally in a positive direction. While volatility is never comfortable, this is a good environment for disciplined and judicious investors.
We appreciate your continued support.
Private Capital Management Value Fund
2

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Annual Investment Adviser’s Report (Concluded)
April 30, 2023
(Unaudited)
Mutual Fund investing involves risk and it is possible to lose money by investing in a fund. The Fund is a diversified fund, but nevertheless has invested a significant portion of its assets in the securities of a relatively smaller number of issuers, which may cause the Fund’s value to fluctuate more widely than some other diversified funds. As a result of the Fund’s investment approach and the relative price movements of certain Fund holdings, as of April 30, 2023 the Fund’s holdings profile reflected a portfolio concentration level normally associated with a non-diversified fund. This may result in the Fund exhibiting greater volatility and less liquidity than other diversified funds. The above commentary is for informational purposes only and investors should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. This report is not authorized for distribution unless preceded or accompanied by a current prospectus for the Private Capital Management Value Fund. The prospectus contains this and other important information about the Fund. Read it carefully before investing.
Shares of the Private Capital Management Value Fund are distributed by Foreside Funds Distributors LLC, not an adviser affiliate.
This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2023 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.
Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.
3

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Annual Report
Performance Data
April 30, 2023
(Unaudited)
Comparison of Change in Value of $10,000 Investment in Class I shares of the Private Capital Management Value Fund
vs. Russell 2000® Index
Average Annual Total Returns for the Years Ended April 30, 2023
	1 Year	3 Years	5 Years	10 Years
Class I	13.96%	31.91%	11.03%	10.20%
Russell 2000® Index	-3.65%	11.90%	4.15%	7.88%
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
As stated in the current prospectus dated September 1, 2022, as supplemented, the Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.73% and 1.20%, respectively, of the Fund’s average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Private Capital Management, LLC (the “Adviser”), has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions do not exceed 1.20% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2023, unless the Board of Trustees of the Trust approves its early termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.
A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above.
The Fund evaluates performance as compared to that of the Russell 2000® Index. The Russell 2000® Index is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. It is impossible to invest directly in an index.
4

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Fund Expense Disclosure
April 30, 2023
(Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2022 through April 30, 2023 and held for the entire period.
Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Examples for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio	Expenses Paid During Period*
Private Capital Management Value Fund
Class I
Actual	$1,000.00	$1,047.00	1.20%	$6.09
Hypothetical (5% return before expenses)	1,000.00	1,018.84	1.20%	6.01

*	Expenses are equal to an annualized expenses ratio for the six-month period ended April 30, 2023 of 1.20% for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-months total return for the Fund of 4.70%.
5

Private Capital Management Value Fund
Portfolio Holdings Summary Table
April 30, 2023
(Unaudited)
The following table presents a summary by sector of the portfolio holdings of the Fund:
	% of Net Assets	Value
COMMON STOCKS:
Financials	23.0%	$12,400,784
Consumer Discretionary	17.0	9,169,976
Communication Services	13.1	7,072,523
Information Technology	11.7	6,297,823
Industrials	9.9	5,315,078
Health Care	9.3	5,007,701
Energy	2.1	1,125,694
Materials	1.5	825,233
Total Common Stocks	87.6	47,214,812
Other Assets in Excess of Liabilities	12.4	6,673,281
NET ASSETS	100.0%	$53,888,093

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.
6

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Portfolio of Investments
April 30, 2023
	Number of Shares	Value
COMMON STOCKS — 87.6%
Communication Services — 13.1%
IMAX Corp. (Canada)*	80,030	$ 1,676,628
Perion Network Ltd. (Israel)*	80,875	2,833,051
QuinStreet, Inc.*	230,679	2,562,844
		7,072,523
Consumer Discretionary — 17.0%
Everi Holdings, Inc.*	76,351	1,160,535
Fiesta Restaurant Group, Inc.*	96,724	776,694
Lakeland Industries, Inc.	89,983	1,084,295
Motorcar Parts of America, Inc.*	82,225	400,436
Stoneridge, Inc.*	29,613	557,613
Target Hospitality Corp.*	313,415	3,952,163
Visteon Corp.*	8,820	1,238,240
		9,169,976
Energy — 2.1%
Vitesse Energy, Inc.	61,179	1,125,694
Financials — 23.0%
Capstar Financial Holdings, Inc.	48,124	643,899
Community Financial Corp.	13,904	424,072
Eastern Bankshares, Inc.	381	4,439
ECN Capital Corp. (Canada)	1,028,805	2,376,539
First Busey Corp.	43,394	788,903
First Northwest Bancorp	55,798	688,547
Jefferies Financial Group, Inc.	60,725	1,945,022
KKR & Co., Inc.	43,730	2,320,751
SmartFinancial, Inc.	36,714	790,820
StoneX Group, Inc.*	19,527	1,915,013
Synovus Financial Corp.	16,324	502,779
		12,400,784
Health Care — 9.3%
Harrow Health, Inc.*	120,500	3,040,215
Lantheus Holdings, Inc.*	23,025	1,967,486
		5,007,701
Industrials — 9.9%
AerSale Corp.*	125,615	2,032,451
	Number of Shares	Value
COMMON STOCKS — (Continued)
Industrials — (Continued)
Air Transport Services Group, Inc.*	63,138	$ 1,282,333
Barrett Business Services, Inc.	18,000	1,504,980
CRA International, Inc.	4,711	495,314
		5,315,078
Information Technology — 11.7%
Asure Software, Inc.*	170,842	2,279,032
Information Services Group, Inc.	304,774	1,551,300
Powerfleet, Inc.*	484,300	1,389,941
Verint Systems, Inc.*	29,530	1,077,550
		6,297,823
Materials — 1.5%
Tronox Holdings PLC (United Kingdom)	60,280	825,233
TOTAL COMMON STOCKS (Cost $31,742,036)		47,214,812

TOTAL INVESTMENTS - 87.6% (Cost $31,742,036)		47,214,812
OTHER ASSETS IN EXCESS OF LIABILITIES - 12.4%		6,673,281
NET ASSETS - 100.0%		$ 53,888,093

*	Non-income producing.
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.
7

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Statement of Assets and Liabilities
April 30, 2023
Assets
Investments, at value (Cost $31,742,036)	$47,214,812
Cash and cash equivalents	5,184,174
Receivables:
Investments sold	65,070
Capital shares sold	2,244,473
Dividends	755
Prepaid expenses and other assets	8,560
Total Assets	54,717,844
Liabilities
Payables:
Capital shares redeemed	716,426
Audit fees	30,786
Investment adviser	25,836
Shareholder reporting fees	18,745
Transfer agent fees	14,172
Administration and accounting fees	13,005
Custodian fees	3,645
Accrued expenses	7,136
Total Liabilities	829,751
Net Assets	$53,888,093
Net Assets Consisted of:
Capital stock, $0.01 par value	$ 35,444
Paid-in capital	38,369,730
Total distributable earnings	15,482,919
Net Assets	$53,888,093
Class I Shares:
Net assets	$53,888,093
Shares outstanding	3,544,440
Net asset value, offering and redemption price per share	$ 15.20
The accompanying notes are an integral part of the financial statements.
8

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Statement of Operations
For the Year Ended April 30, 2023
Investment income
Dividends	$ 327,025
Less: foreign taxes withheld	(3,403)
Total investment income	323,622
Expenses
Advisory fees (Note 2)	379,480
Administration and accounting fees (Note 2)	49,493
Registration and filing fees	46,452
Legal fees	45,845
Transfer agent fees (Note 2)	43,164
Trustees’ and officers’ fees(Note 2)	40,141
Shareholder reporting fees	37,410
Audit fees	30,960
Custodian fees(Note 2)	18,116
Other expenses	12,926
Total expenses before waivers and reimbursements	703,987
Less: waivers and reimbursements(Note 2)	(198,031)
Net expenses after waivers and reimbursements	505,956
Net investment loss	(182,334)
Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	410,953
Net realized loss from foreign currency transactions	(120)
Net change in unrealized appreciation on investments	4,310,319
Net change in unrealized depreciation on foreign currency translations	(14)
Net realized and unrealized gain on investments	4,721,138
Net increase in net assets resulting from operations	$4,538,804
The accompanying notes are an integral part of the financial statements.
9

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Statements of Changes in Net Assets
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment income/(loss)	$ (182,334)	$ 1,918,008
Net realized gains from investments and foreign currency transactions	410,833	2,064,061
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	4,310,305	(4,054,270)
Net increase/(decrease) in net assets resulting from operations	4,538,804	(72,201)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Class I	(1,364,831)	(5,560,897)
Net decrease in net assets from dividends and distributions to shareholders	(1,364,831)	(5,560,897)
Increase in net assets derived from capital share transactions (Note 4)	15,279,794	7,410,034
Total increase in net assets	18,453,767	1,776,936
Net assets
Beginning of year	35,434,326	33,657,390
End of year	$53,888,093	$35,434,326
The accompanying notes are an integral part of the financial statements.
10

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 13.79	$ 15.65	$ 8.80	$ 15.75	$ 17.37
Net investment income/(loss)(1)	(0.06)	0.79 (2)	(0.05)	(0.00) (3)	(0.03)
Net realized and unrealized gain/(loss) on investments	1.97	(0.61)	8.52	(4.30)	1.10
Total from investment operations	1.91	0.18	8.47	(4.30)	1.07
Dividends and distributions to shareholders from:
Net investment income	(0.17)	(0.72)	—	—	—
Net realized capital gains	(0.33)	(1.34)	(1.62)	(2.65)	(2.69)
Total dividends and distributions to shareholders	(0.50)	(2.06)	(1.62)	(2.65)	(2.69)
Redemption fees	0.00 (3)	0.02	0.00 (3)	—	0.00 (3)
Net asset value, end of year	$ 15.20	$ 13.79	$ 15.65	$ 8.80	$ 15.75
Total investment return(4)	13.96%	(0.16)%	101.74%	(32.15)%	8.33%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$53,888	$35,434	$33,657	$20,565	$42,982
Ratio of expenses to average net assets	1.20%	1.20%	1.20%	1.16%	1.10%
Ratio of expenses to average net assets without waivers and reimbursements(5)	1.67%	1.73%	2.06%	1.83%	1.48%
Ratio of net investment income/(loss) to average net assets	(0.43)%	5.01% (2)	(0.38)%	(0.02)%	(0.16)%
Portfolio turnover rate	6%	26%	20%	20%	20%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Investment income/(loss) per share reflects special dividends received during the year which amounted to $0.42 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 2.34%.
(3)	Amount is less than $0.005 per share.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.
11

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Notes to Financial Statements
April 30, 2023
1. Organization and Significant Accounting Policies
The Private Capital Management Value Fund (the “Fund”) is operating as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on May 28, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters  under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class C, Class I and Class R Shares. A 1.00% contingent deferred sales charge (“CDSC”) will be assessed when Class C shares are redeemed within 12 months after initial purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker dealer was not paid a commission at the time of initial purchase. As of April 30, 2023, the Class C shares and the Class R shares have not yet commenced operations.
The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.
Portfolio Valuation – The Fund's net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith by the Adviser as "valuation designee" under the oversight of the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees.
Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•  Level 1 — quoted prices in active markets for identical securities;
•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.
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PRIVATE CAPITAL MANAGEMENT VALUE FUND
Notes to Financial Statements (Continued)
April 30, 2023
The following is a summary of the inputs used, as of April 30, 2023, in valuing the Fund's investments carried at fair value:
	Total Value at 04/30/23	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Investments in Securities*	$ 47,214,812	$ 47,214,812	$ —	$ —

*	Please refer to Portfolio of Investments for further details on portfolio holdings.
At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or  otherwise less liquid than publicly traded securities.
For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.
For the year ended April 30, 2023, there were no transfers in or out of Level 3.
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.
Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The Fund may be subject to foreign taxes on certain foreign investments. The Fund will accrue such taxes and reclaims, as applicable, based upon the current interpretation of tax rules and regulations that exist in the market in which the Fund invests. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.
Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.
Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of
13

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Notes to Financial Statements (Continued)
April 30, 2023
securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currency transactions in the Statement of Operations.
Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.
Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund's holdings in foreign securities.
Common Stock Risk — The Fund invests a substantial portion of its assets in common stocks. The value of the Fund’s portfolio will be affected by changes in stock markets. Commons stock represents an equity (ownership) interest in a company or other entity. At times, the stock markets can be volatile, and stock prices can change drastically. This market risk will affect the Fund’s net asset value, which will fluctuate as the values of the Fund’s portfolio securities and other assets change. In addition, other factors can adversely affect a particular stock’s price. Not all of these factors nor their affects can be predicted.
2. Transactions with Related Parties and Other Service Providers
Private Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions do not exceed 1.20% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2023, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. For the year ended April 30, 2023, the Fund did not recoup any fees.
14

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Notes to Financial Statements (Continued)
April 30, 2023
As of April 30, 2023, the amount of potential recovery was as follows:
Expiration
04/30/2024	04/30/2025	04/30/2026	Total
$220,991	$201,181	$198,031	$620,203
For the year ended April 30, 2023, the Adviser earned advisory fees of $379,480 and waived fees of $198,031.
Other Service Providers
The Bank of New York Mellon ("BNY Mellon") serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer agent fees in the Statement of Operations.
Foreside Funds Distributors LLC (the "Underwriter") provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.
Trustees and Officers
The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.
JW Fund Management LLC ("JWFM") provides a Principal Executive Officer and Principal Financial Officer to the Trust. Chenery Compliance Group, LLC ("Chenery") provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to December 1, 2022, ACA Group ("ACA"), operating through its subsidiary, Foreside Fund Officer Services LLC, provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Chenery are compensated for their services provided to the Trust. ACA was compensated for its services provided to the Trust through November 30, 2022.
3. Investment in Securities
For the year ended April 30, 2023, aggregated purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:
	Purchases	Sales
Investment Securities	$11,582,646	$2,370,607
15

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Notes to Financial Statements (Continued)
April 30, 2023
4. Capital Share Transactions
For the years ended April 30, 2023 and 2022, transactions in capital shares (authorized shares unlimited) were as follows:
	For the Year Ended April 30, 2023		For the Year Ended April 30, 2022
	Shares	Amount	Shares	Amount
Class I*
Sales	1,348,146	$20,865,813	770,381	$ 12,784,613
Reinvestments	92,532	1,363,918	348,754	5,557,984
Redemption Fees	—	7,385	—	56,823
Redemptions	(466,490)	(6,957,322)	(699,594)	(10,989,386)
Net increase	974,188	$15,279,794	419,541	$ 7,410,034

*	There is a 2.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.
5. Federal Tax Information
The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2023, these adjustments were to increase total distributable earnings by $540,663 and decrease paid-in capital by $540,663. These permanent differences were primarily attributable to reclassification from capital gain to ordinary income and write-off of current year net operating loss. Net investment income, net realized losses and net assets were not affected by these adjustments.
For the year ended April 30, 2023, the tax character of distributions paid by the Fund was $464,697 of ordinary income dividends and $900,134 of long-term capital gains dividends. For the year ended April 30, 2022, the tax character of distributions paid by the Fund was $3,467,997 of ordinary income dividends and $2,092,900 of long-term capital gains dividends. Distributions from net investment income and short-term gains are treated as ordinary income for federal income tax purposes.
As of April 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
$392,355	$15,165,912	$(75,348)

The differences between the book and tax basis components of distributable earnings relate primarily to wash sale loss deferrals, passive foreign investment companies and partnerships.
16

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Notes to Financial Statements (Concluded)
April 30, 2023
At April 30, 2023, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:
Federal Tax Cost	$32,048,895
Unrealized Appreciation	18,449,131
Unrealized Depreciation	(3,283,219)
Net Unrealized Appreciation	$15,165,912
Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2023, the Fund had ordinary late year loss deferrals of $75,348.
Accumulated capital losses represent net capital loss carry forwards as of April 30, 2023 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2023, the Fund did not have any capital loss carryforwards.
6. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.
17

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of FundVantage Trust and Shareholders of Private Capital Management Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Private Capital Management Value Fund (one of the funds constituting FundVantage Trust, hereafter referred to as the "Fund") as of April 30, 2023, the related statement of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2023 and the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 29, 2023
We have served as the auditor of one or more Private Capital Management, LLC investment companies since 2011.
18

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Shareholder Tax Information
(Unaudited)
The Fund is required by Subchapter M of the Internal Revenue Code, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2023, the Fund paid $464,697 of ordinary income dividends, and $900,134 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
The Fund designates 81.62% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The Fund designated $900,134 as long-term capital gains distributions during the year ended April 30, 2023. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.
All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.
Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.
Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by a Fund, if any.
In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.
19

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Other Information
(Unaudited)
Proxy Voting
Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 568-1267 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.
Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to its reports on Form N-PORT. The Fund's portfolio holdings on Form N-PORT are available on the SEC's website at http://www.sec.gov.
20

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Privacy Notice
(Unaudited)
The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.
We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.
To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.
If you have questions or comments about our privacy practices, please call us at (888) 568-1267.
21

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Fund Management
(Unaudited)
FundVantage Trust (the "Trust") is governed by a Board of Trustees (the "Trustees"). The primary responsibility of the Trustees is to represent the interest of the Trust's shareholders and to provide oversight management of the Trust.
The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an "interested person" of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust ("Underwriter"), within the meaning of the 1940 Act and each Trustee is referred to as an "Independent Trustee" and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust's business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.
The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 568-1267.
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	36	Optimum Fund
Trust
(registered
investment
company with
6 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
					1 portfolio).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	36	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).
22

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Fund Management (Continued)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	36	Brinker Capital
Destinations
Trust
(registered
investment
company with
10 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio).
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	36	Lincoln
Variable
Trust
Products Trust
(registered
investment
company with
97 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio).
23

PRIVATE CAPITAL MANAGEMENT VALUE FUND
Fund Management (Concluded)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	36	Copeland Trust
(registered
investment
company with
3 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio).
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
CHRISTINE S. CATANZARO Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2022.	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.
T. RICHARD KEYES Date of Birth: 1/57	Vice President	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.
GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.
JOHN CANNING Date of Birth: 11/70	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2022.	Director of Chenery Compliance Group, LLC from March 2021 to present; Senior Consultant of Foreside Financial Group from August 2020 to March 2021; Chief Compliance Officer & Chief Operating Officer of Schneider Capital Management LP from May 2019 to July 2020; Chief Operating Officer and Chief Compliance Officer of Context Capital Partners, LP from March 2016 to March 2018 and February 2019, respectively.
24

Investment Adviser
Private Capital Management, LLC
8889 Pelican Bay Boulevard
Suite 500
Naples, FL 34108
Administrator
The Bank of New York Mellon
301 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
500 Ross Street, 154-0520
Pittsburgh, PA 15262
Principal Underwriter
Foreside Funds Distributors LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042
Legal Counsel
Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103
PRI-0423

Quality Dividend Fund
of
FundVantage Trust
Class A
Class C
Institutional Class
ANNUAL REPORT
April 30, 2023
This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

QUALITY DIVIDEND FUND
Annual Investment Adviser's Report
April 30, 2023
(Unaudited)
Dear Shareholder,
During the fiscal year ended April 30, 2023, the Quality Dividend Fund (the “Fund”) Class A shares (without the sales charge) declined 3.00%, compared to a decline of 5.27% for the S&P® 500 Low Volatility High Dividend Index and an increase of 1.21% for the Russell 1000® Value Index (“Russell 1000®”). Since inception on September 30, 2013, the Fund’s Class A shares (without the sales charge) have risen at an annualized rate of 7.38% versus 9.25% for the S&P® 500 Low Volatility High Dividend Index and 8.92% for the Russell 1000®.
For investors, 2022 was a year most would like to forget. There was nowhere to hide as U.S. equity and bond markets took a beating—the worst year for the stock market since 2008, when Lehman Brothers collapsed and snapped a three-year winning streak. For the year, the S&P® 500, NASDAQ Composite, and the Dow Jones Industrial Average all finished in negative territory, down 18.11%, 32.54%, and 6.86%, respectively. Bond investors suffered the same fate as all areas of the fixed income market endured significant losses. The Bloomberg U.S. Aggregate Bond Index finished down 13.01%—representing an unprecedented two consecutive years of negative returns. Last year was all about capital preservation—the number one priority of the Quality Dividend Fund. Our focus on high-quality dividend-paying stocks helped soften the blow that equity markets experienced in 2022.
The first quarter of 2023 got off to a good start if you were an investor in large cap technology stocks as demonstrated by the NASDAQ Composite, up 17.0%. This performance masked the underlying malaise in the broader market, which did not meaningfully participate in the technology rally as evidenced by the S&P® 500 Equal Weight Index, which was up a more modest 2.4% during the quarter.
The dramatic turnaround among large cap technology stocks, off their 2022 lows, can be attributed to a significant decline in bond yields as well as other macro factors. The market’s anticipation that the Federal Reserve (Fed) may be nearing the end of its interest rate hiking cycle has driven bond yields lower. Financial stress in the banking system that led to two large bank failures during the quarter may weigh on the Fed’s ability to raise interest rates significantly higher as financial stability now enters into the decision-making process.
Although inflation appears to have peaked and has begun to gradually come down, it still remains persistently high relative to the Fed’s stated target of 2%. Short labor supply, wage increases, and resilient service demand continue to keep inflation stubbornly higher than the Fed would like. As a result, investors may have to get comfortable with the notion that inflation could remain somewhat higher than the Fed would normally like for a period of time.
If the majority of the Fed’s monetary tightening is indeed in the rearview mirror, then the market is likely to begin to focus on the effects that higher rates will have on economic growth and corporate earnings. The consequences of higher rates to offset inflation could result in a significant economic slowdown—raising the probability of a recession. Monetary tightening has historically had a lag effect on the economy and we are now just beginning to see the first signs of this in first quarter corporate earnings expectations.
The Fund fared well against both stocks and bonds last year for several reasons. Dividend-paying stocks, particularly those offering a higher yield, held up better than the overall stock market. In an environment where cash flows further into the future are repriced at a lower value, such as when interest rates rise rapidly, the “bird in hand” of current dividend income becomes more attractive. Relative to bonds, dividend-paying stocks have the advantage of being able to provide dividend growth that can help preserve purchasing power when inflation increases.
The environment in 2023 has been more challenging. Concerns over a recession tend to have a greater impact on companies more dependent on economic growth. Large technology stocks with high intrinsic growth have enjoyed strong relative performance, with indices such as the NASDAQ 100 up 21.40% YTD through April, while the S&P® 500 Low Volatility High Dividend Index is down 2.28% over the same period. The Fund is down 2.21% YTD, performing in line with higher dividend-paying stocks.
While price performance for stocks has been challenging over the past 5 quarters, Fund holdings continue to provide attractive income relative to broad stock indices and have provided dividend growth. Last year, 24 of the 29 Fund holdings raised their dividend by an average of 4.85%, and through the first quarter of 2023, 10 of the 29 holdings had raised their dividend by an average of 4.20%. We believe consistent and growing income can provide stability amid market volatility.
1

QUALITY DIVIDEND FUND
Annual Investment Adviser’s Report (Continued)
April 30, 2023
(Unaudited)
Changes
We continue to believe market turmoil creates investment opportunity and, as such, have taken advantage of recent volatility and stock price weakness to make changes to the portfolio. As mentioned previously, Fed policy has a strong likelihood of leading to economic slowdown and possible recession. We believe market action has priced in a recession in several names, creating opportunities for more attractive levels of current income and the potential for growth in an economic recovery. With the Fed tightening cycle likely nearing an end, these adjustments should position the Fund well for a recovery scenario.
During the last fiscal year, we removed Warner Brothers Discovery Inc. (WBD), Valero Energy Corp. (VLO), Cardinal Health Inc. (CAH), Emerson Electric Co. (EMR) and Intel Corp. (INTC). Stocks that were added include Best Buy Co., Inc. (BBY), Stanley Black & Decker Inc. (SWK), Crown Castle Inc. (CCI) and Amgen Inc. (AMGN).
Distributions
The Fund has had four income distributions during the fiscal year. Class A shares distributed income of $0.097 per share on July 1, 2022; $0.084 per share on October 3, 2022; $0.087 per share on January 3, 2023; and $0.089 per share on March 31, 2023. Class C shares distributed income of $0.068 per share on July 1, 2022; $0.050 per share on October 3, 2022; $0.064 per share on January 3, 2023; and $0.065 per share on March 31, 2023. Class I shares distributed income of $0.106 per share on July 1, 2022; $0.093 per share on October 3, 2022; $0.095 per share on January 3, 2023; and $0.097 per share on March 31, 2023. There was a capital gain distribution of $1.918 per share on December 15, 2022.
Outlook
We continue to believe that the past decade’s annual average U.S. equity returns of 16.5% will most likely be unsustainable going forward and have begun to see evidence of this. Since the beginning of 2022, the S&P® 500 is down 7.75%, while the Dow Jones Industrial Average and NASDAQ have lost 4.05% and 14.05%, respectively. Over the last two years the S& P® 500 is up 6.7%, or 3.3% annualized. Short-term interest rates continue to provide a viable investment alternative to equities. The equity risk premium (the difference between the earnings yield inverse of the P/E multiple) on the S&P® 500 and that of the 10-year U.S. Treasury bond is at its lowest point since 2007.
We caution investors to expect the current volatility to continue for the better part of 2023 as the market sorts out the effects of the Fed’s interest rate hikes on the economy. We believe that dividend stocks can help provide a margin of safety in times of economic stress and market turmoil.
Sincerely,
Thomas P. Mulroy
Senior Portfolio Manager
Michael S. Scherer
Senior Portfolio Manager

Investments cannot be made directly in an Index. Unmanaged index returns assume reinvestment of any and all distributions and do not reflect fees, expenses, or sales charges.
2

QUALITY DIVIDEND FUND
Annual Investment Adviser’s Report (Concluded)
April 30, 2023
(Unaudited)
This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2022 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.
Mutual fund investing involves risk, including possible loss of principal. Although the Fund will invest primarily in income producing equities, the Fund cannot guarantee any particular level of distributions. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A fund pursuing a dividend oriented investment strategy may at times underperform other funds that invest more broadly or that have different investment styles.
The S&P 500® Index is an unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Morningstar Large Value Category consists of Funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large-cap. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow). The Russell 1000® Value Index consists of approximately 1,000 of the largest companies in the U.S. equity markets and measures how U.S. stocks in the equity value segment perform.
Foreign securities potentially entail special risks such as less liquid markets; political and economic instability; lax regulation; and adverse fluctuations in currency exchange rates.
Real estate investing is subject to special risks, including tenant default, declining occupancy rates, adverse changes in environmental and zoning regulations, and falling property values and rents due to deteriorating local or national economic conditions. Real Estate Investment Trust (“REIT”) securities listed on a securities exchange may be subject to abrupt or erratic price movements because of interest rate changes and other factors. Non-listed REIT securities may lack sufficient liquidity to enable the Fund to sell them at an advantageous time or to minimize a loss.
Distributions from REITs may include a return of capital. A REIT that does not qualify as a REIT under the Internal Revenue Code (“IRC”) will pay taxes on its earnings, which will reduce the dividends paid by the REIT to the Fund Some REITs are highly leveraged, which may increase the risk of loss. MLPs are partnerships which are publicly traded and listed on a national securities exchange.
Master Limited Partnerships (“MLPs”) are interest rate sensitive investments that may trade in lower volumes and be subject to abrupt or erratic price movements and may involve less control by outside investors and potential conflicts of interest among an MLP and its general partner. The IRC treats distributions from an MLP as non-taxable return of capital until the value of the distributions exceeds a partner’s basis in partnership interests, at which point the distributions are taxable. MLPs do not pay U.S. federal income tax at the partnership level, but an adverse change in tax laws could result in MLPs being treated as corporations for federal income tax purposes, which would reduce or eliminate an MLP’s tax deductions. MLPs primarily are engaged in energy and natural resource sectors, which makes them sensitive to negative developments in those sectors.
The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.
Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.
3

QUALITY DIVIDEND FUND
Annual Report
Performance Data
April 30, 2023
(Unaudited)
Comparison of Change in Value of $10,000 Investment in Quality Dividend Fund Class A shares vs. S&P 500® Low Volatility High Dividend and Russell 1000® Value Indexes
Class A of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,450. Performance of Class C will vary from Class A due to differences in class-specific fees.
Average Annual Total Returns for the Periods Ended April 30, 2023†
	1 Year	3 Years	5 Years	Since Inception
Class A (with sales charge)	-8.58%	9.87%	5.89%	6.72%
Class A (without sales charge)	-3.00%	12.07%	7.16%	7.38%
S&P 500® Low Volatility High Dividend Index**	-5.27%	13.48%	5.98%	9.25% *
Russell 1000® Value Index	1.21%	14.38%	7.75%	8.92% *
Average Annual Total Returns for the Periods Ended April 30, 2023†
	1 Year	3 Years	5 Years	Since Inception
Class C (with CDSC charge)	-4.50%	11.24%	6.35%	6.59%
Class C (without CDSC charge)	-3.68%	11.24%	6.35%	6.59%
S&P 500® Low Volatility High Dividend Index**	-5.27%	13.48%	5.98%	9.17% *
Russell 1000® Value Index	1.21%	14.38%	7.75%	8.83% *

†	The Quality Dividend Fund (“the Fund”) Class A commenced operations on September 30, 2013; Class C commenced operations on October 1, 2013.
*	Benchmark performance is from each Class respective inception date only and is not the inception date of the benchmark itself.
**	Effective August 1, 2022, the Fund’s primary benchmark changed from the Russell 1000® Value Index to the S&P 500® Low Volatility High Dividend Index. The Adviser believes that the new primary benchmark more appropriately reflects the types of securities held in the Fund’s portfolio and provides better comparative performance information.
The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 201-5799.
4

QUALITY DIVIDEND FUND
Annual Report
Performance Data (Continued)
April 30, 2023
(Unaudited)
Comparison of Change in Value of $1,000,000 Investment in Quality Dividend Fund Institutional Class vs. S&P 500® Low Volatility High Dividend and Russell 1000® Value Indexes
Average Annual Total Returns for the Periods Ended April 30, 2023†
	1 Year	3 Years	5 Years	Since Inception
Institutional Class	-2.75%	12.36%	7.42%	7.57%
S&P 500® Low Volatility High Dividend Index**	-5.27%	13.48%	5.98%	6.16% *
Russell 1000® Value Index	1.21%	14.38%	7.75%	8.73% *

†	The Quality Dividend Fund (“the Fund”) Institutional Class commenced operations on October 4, 2016.
*	Benchmark performance is from each Class respective inception date only and is not the inception date of the benchmark itself.
**	Effective August 1, 2022, the Fund’s primary benchmark changed from the Russell 1000® Value Index to the S&P 500® Low Volatility High Dividend Index. The Adviser believes that the new primary benchmark more appropriately reflects the types of securities held in the Fund’s portfolio and provides better comparative performance information.
The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 201-5799.
The returns of Class A shares reflect a deduction for the maximum front end sales charge of 5.75%. The returns shown for Class C shares reflect a maximum deferred sales charge of 1.00% that may apply to Class C shares when shares are redeemed within 12 months after initial purchase.
The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated September 1, 2022, as supplemented, are 1.42% and 1.24%, respectively, for Class A shares, 2.17% and 1.99%, respectively, for Class C shares and 1.17% and 0.99%, respectively, for Institutional Class shares of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. EquityCompass Investment Management, LLC (“EquityCompass” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items and brokerage commissions) do not exceed 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in effect until August 31, 2023, unless the Board of Trustees (“Board of Trustees”) of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed
5

QUALITY DIVIDEND FUND
Annual Report
Performance Data (Concluded)
April 30, 2023
(Unaudited)
the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total fees would be higher had such fees and expenses not been waived and/or reimbursed.
A 1.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.
The Fund evaluates its performance as compared to that of the S&P 500® Low Volatility High Dividend Index and the Russell 1000® Value Index. The S&P 500® Low Volatility High Dividend Index measures the performance of the 50-least volatile high dividend-yielding stocks in the S&P 500®. The Russell 1000® Value Index is an unmanaged index that measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, which represents about 90% of the total market capitalization of all listed U.S. stocks. It is impossible to invest directly in an index.
Mutual fund investing involves risk, including possible loss of principal. The Fund’s dividend income and distributions will fluctuate, and at times the Fund may underperform other funds that invest more broadly or that have different investment styles. Some of the assets in which the Fund may invest entail special risks. Foreign stocks may be affected by currency fluctuations, social and political instability, and lax regulatory and financial reporting standards. MLPs may fluctuate abruptly in value and be difficult to liquidate. REITs entail risks related to real estate, such as tenant defaults, declining occupancy rates, and falling property values due to deteriorating economic conditions. Listed REIT stocks may fluctuate erratically in market price while non-listed REITs may be illiquid.
6

QUALITY DIVIDEND FUND
Fund Expense Disclosure
April 30, 2023
(Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2022 through April 30, 2023 and held for the entire period.
Actual Expenses
The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Examples for Comparison Purposes
The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio*	Expenses Paid During Period
Quality Dividend Fund
Class A
Actual	$1,000.00	$1,015.30	1.24%	$6.20
Hypothetical (5% return before expenses)	1,000.00	1,018.65	1.24%	6.21
Class C
Actual	$1,000.00	$1,012.00	1.99%	$9.93
Hypothetical (5% return before expenses)	1,000.00	1,014.93	1.99%	9.94
Institutional Class
Actual	$1,000.00	$1,016.60	0.99%	$4.95
Hypothetical (5% return before expenses)	1,000.00	1,019.89	0.99%	4.96

*	Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2023 of 1.24%, 1.99% and 0.99% for Class A, Class C and Institutional Class shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of 1.53%,1.20% and 1.66% for Class A, Class C and Institutional Class shares, respectively.
7

Quality Dividend Fund
Portfolio Holdings Summary Table
April 30, 2023
(Unaudited)
The following table presents a summary by sector of the portfolio holdings of the Fund:
	% of Net Assets	Value
COMMON STOCKS:
Oil, Gas & Consumable Fuels	11.7%	$ 6,805,891
Biotechnology	10.1	5,879,113
Banks	8.9	5,170,244
Pharmaceuticals	8.6	5,021,811
Household Products	8.0	4,634,121
Diversified Telecommunication Services	6.9	3,999,474
Tobacco	4.1	2,396,681
Personal Care Products	4.0	2,316,323
Machinery	3.9	2,290,427
Semiconductors & Semiconductor Equipment	3.7	2,180,189
Industrial Conglomerates	3.7	2,148,937
Information Technology Services	3.6	2,111,047
Capital Markets	3.6	2,073,949
Communications Equipment	3.5	2,069,833
Real Estate Investment Trusts	3.5	2,020,030
Containers & Packaging	3.4	1,995,970
Specialty Retail	3.4	1,984,616
Insurance	3.3	1,934,097
Textiles, Apparel & Luxury Goods	1.8	1,034,840
Total Common Stocks	99.7	58,067,593
Other Assets in Excess of Liabilities	0.3	165,921
NET ASSETS	100.0%	$58,233,514

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.
8

QUALITY DIVIDEND FUND
Portfolio of Investments
April 30, 2023
	Number of Shares	Value
COMMON STOCKS — 99.7%
Banks — 8.9%
JPMorgan Chase & Co.	16,039	$ 2,217,231
Truist Financial Corp.	46,865	1,526,862
US Bancorp	41,603	1,426,151
		5,170,244
Biotechnology — 10.1%
AbbVie, Inc.	11,895	1,797,572
Amgen, Inc.	7,902	1,894,426
Gilead Sciences, Inc.	26,604	2,187,115
		5,879,113
Capital Markets — 3.6%
T Rowe Price Group, Inc.	18,463	2,073,949
Communications Equipment — 3.5%
Cisco Systems, Inc.	43,806	2,069,833
Containers & Packaging — 3.4%
International Paper Co.	60,283	1,995,970
Diversified Telecommunication Services — 6.9%
AT&T, Inc.	100,678	1,778,980
Verizon Communications, Inc.	57,185	2,220,494
		3,999,474
Household Products — 8.0%
Clorox Co. (The)	13,851	2,294,003
Kimberly-Clark Corp.	16,151	2,340,118
		4,634,121
Industrial Conglomerates — 3.7%
3M Co.	20,231	2,148,937
Information Technology Services — 3.6%
International Business Machines Corp.	16,700	2,111,047
Insurance — 3.3%
Prudential Financial, Inc.	22,231	1,934,097
Machinery — 3.9%
Stanley Black & Decker, Inc.	26,528	2,290,427
Oil, Gas & Consumable Fuels — 11.7%
Chevron Corp.	12,494	2,106,238
	Number of Shares	Value
COMMON STOCKS — (Continued)
Oil, Gas & Consumable Fuels — (Continued)
Enbridge, Inc. (Canada)	59,096	$ 2,349,657
Exxon Mobil Corp.	19,858	2,349,996
		6,805,891
Personal Care Products — 4.0%
Unilever PLC, SP ADR (United Kingdom)	41,713	2,316,323
Pharmaceuticals — 8.6%
Merck & Co., Inc.	17,231	1,989,664
Organon & Co.	40,861	1,006,406
Pfizer, Inc.	52,089	2,025,741
		5,021,811
Real Estate Investment Trusts — 3.5%
Crown Castle, Inc.	16,411	2,020,030
Semiconductors & Semiconductor Equipment — 3.7%
QUALCOMM, Inc.	18,666	2,180,189
Specialty Retail — 3.4%
Best Buy Co., Inc.	26,632	1,984,616
Textiles, Apparel & Luxury Goods — 1.8%
VF Corp.	44,017	1,034,840
Tobacco — 4.1%
Philip Morris International, Inc.	23,974	2,396,681
TOTAL COMMON STOCKS (Cost $56,268,306)		58,067,593

TOTAL INVESTMENTS - 99.7% (Cost $56,268,306)		58,067,593
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%		165,921
NET ASSETS - 100.0%		$58,233,514
PLC	Public Limited Company
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.
9

QUALITY DIVIDEND FUND
Statement of Assets and Liabilities
April 30, 2023
Assets
Investments, at value (Cost $56,268,306)	$58,067,593
Cash and cash equivalents	323,551
Receivables:
Capital shares sold	3,921
Dividends	115,239
Prepaid expenses and other assets	144
Total Assets	58,510,448
Liabilities
Payables:
Capital shares redeemed	133,316
Audit fees	33,755
Transfer agent fees	30,113
Shareholder reporting fees	24,095
Administration and accounting fees	14,163
Investment adviser	13,326
Distribution fees (Class A and Class C)	12,956
Shareholder servicing fees	1,858
Accrued expenses	13,352
Total Liabilities	276,934
Net Assets	$58,233,514
Net Assets Consisted of:
Capital stock, $0.01 par value	$ 50,621
Paid-in capital	55,565,671
Total distributable earnings	2,617,222
Net Assets	$58,233,514
Class A Shares:
Net assets	$35,726,735
Shares outstanding	3,111,499
Net asset value, redemption price per share	$ 11.48
Maximum offering price per share (100/94.25 of $11.48)	$ 12.18
Class C Shares:
Net assets	$ 8,839,446
Shares outstanding	758,100
Net asset value, offering and redemption price per share	$ 11.66
Institutional Class Shares:
Net assets	$13,667,333
Shares outstanding	1,192,455
Net asset value, offering and redemption price per share	$ 11.46
The accompanying notes are an integral part of the financial statements.
10

QUALITY DIVIDEND FUND
Statement of Operations
For the Year Ended April 30, 2023
Investment income
Dividends	$ 2,623,421
Less: foreign taxes withheld	(24,815)
Total investment income	2,598,606
Expenses
Advisory fees (Note 2)	377,281
Distribution fees (Class A)(Note 2)	95,293
Transfer agent fees (Note 2)	90,761
Distribution fees (Class C)(Note 2)	79,655
Registration and filing fees	67,857
Shareholder reporting fees	61,029
Administration and accounting fees (Note 2)	54,748
Legal fees	54,696
Trustees’ and officers’ fees(Note 2)	42,955
Audit fees	33,780
Shareholder servicing fees (Class C)	26,552
Custodian fees(Note 2)	19,138
Other expenses	14,099
Total expenses before waivers and reimbursements	1,017,844
Less: waivers and reimbursements(Note 2)	(193,865)
Net expenses after waivers and reimbursements	823,979
Net investment income	1,774,627
Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	2,721,838
Net realized loss from foreign currency transactions	(1,435)
Net change in unrealized depreciation on investments	(6,570,580)
Net realized and unrealized loss on investments	(3,850,177)
Net decrease in net assets resulting from operations	$(2,075,550)
The accompanying notes are an integral part of the financial statements.
11

QUALITY DIVIDEND FUND
Statements of Changes in Net Assets
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment income	$ 1,774,627	$ 1,507,623
Net realized gains from investments and foreign currency transactions	2,720,403	7,746,539
Net change in unrealized depreciation on investments	(6,570,580)	(5,972,658)
Net increase/(decrease) in net assets resulting from operations	(2,075,550)	3,281,504
Less dividends and distributions to shareholders from:
Total distributable earnings:
Class A	(6,438,105)	(1,661,062)
Class C	(1,658,587)	(431,693)
Institutional Class	(2,493,981)	(601,592)
Net decrease in net assets from dividends and distributions to shareholders	(10,590,673)	(2,694,347)
Increase/(decrease) in net assets derived from capital share transactions (Note 4)	5,202,545	(1,098,416)
Total decrease in net assets	(7,463,678)	(511,259)
Net assets
Beginning of year	65,697,192	66,208,451
End of year	$ 58,233,514	$65,697,192
The accompanying notes are an integral part of the financial statements.
12

QUALITY DIVIDEND FUND
Financial Highlights

Contained below is per share operating performance data for Class A shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 14.10	$ 13.99	$ 10.47	$ 13.02	$ 12.29
Net investment income(1)	0.37	0.34	0.37	0.34	0.33
Net realized and unrealized gain/(loss) on investments	(0.71)	0.39	3.51	(1.80)	1.36
Total from investment operations	(0.34)	0.73	3.88	(1.46)	1.69
Dividends and distributions to shareholders from:
Net investment income	(0.36)	(0.38)	(0.36)	(0.34)	(0.38)
Net realized capital gains	(1.92)	(0.24)	—	(0.74)	(0.58)
Return of capital	—	—	—	(0.01)	—
Total dividends and distributions to shareholders	(2.28)	(0.62)	(0.36)	(1.09)	(0.96)
Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$ 11.48	$ 14.10	$ 13.99	$ 10.47	$ 13.02
Total investment return(3)	(3.00)%	5.25%	37.87%	(12.46)%	14.66%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$35,727	$40,081	$37,392	$28,816	$40,283
Ratio of expenses to average net assets	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of expenses to average net assets without waivers and/or reimbursements(4)	1.55%	1.42%	1.50%	1.36%	1.41%
Ratio of net investment income to average net assets	2.89%	2.38%	3.20%	2.74%	2.62%
Portfolio turnover rate	22%	32%	28%	38%	37%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75% or any applicable sales charge. If reflected, the return would be lower.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.
13

QUALITY DIVIDEND FUND
Financial Highlights (Continued)

Contained below is per share operating performance data for Class C shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$14.26	$ 14.07	$ 10.52	$ 13.07	$ 12.34
Net investment income(1)	0.28	0.24	0.28	0.25	0.24
Net realized and unrealized gain/(loss) on investments	(0.71)	0.37	3.54	(1.80)	1.36
Total from investment operations	(0.43)	0.61	3.82	(1.55)	1.60
Dividends and distributions to shareholders from:
Net investment income	(0.25)	(0.18)	(0.27)	(0.25)	(0.29)
Net realized capital gains	(1.92)	(0.24)	—	(0.74)	(0.58)
Return of capital	—	—	—	(0.01)	—
Total dividends and distributions to shareholders	(2.17)	(0.42)	(0.27)	(1.00)	(0.87)
Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$11.66	$ 14.26	$ 14.07	$ 10.52	$ 13.07
Total investment return(3)	(3.68)%	4.39%	36.91%	(13.10)%	13.73%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$8,839	$12,527	$16,740	$19,255	$24,326
Ratio of expenses to average net assets	1.99%	1.99%	1.99%	1.99%	1.99%
Ratio of expenses to average net assets without waivers and/or reimbursements(4)	2.30%	2.17%	2.25%	2.11%	2.16%
Ratio of net investment income to average net assets	2.14%	1.63%	2.45%	1.99%	1.87%
Portfolio turnover rate	22%	32%	28%	38%	37%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.
14

QUALITY DIVIDEND FUND
Financial Highlights (Concluded)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 14.08	$ 14.00	$ 10.47	$ 13.03	$ 12.30
Net investment income(1)	0.40	0.38	0.40	0.37	0.36
Net realized and unrealized gain/(loss) on investments	(0.71)	0.38	3.52	(1.80)	1.36
Total from investment operations	(0.31)	0.76	3.92	(1.43)	1.72
Dividends and distributions to shareholders from:
Net investment income	(0.39)	(0.44)	(0.39)	(0.38)	(0.41)
Net realized capital gains	(1.92)	(0.24)	—	(0.74)	(0.58)
Return of capital	—	—	—	(0.01)	—
Total dividends and distributions to shareholders	(2.31)	(0.68)	(0.39)	(1.13)	(0.99)
Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$ 11.46	$ 14.08	$ 14.00	$ 10.47	$ 13.03
Total investment return(3)	(2.75)%	5.48%	38.31%	(12.29)%	14.94%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$13,667	$13,089	$12,076	$10,570	$10,562
Ratio of expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of expenses to average net assets without waivers and/or reimbursements(4)	1.30%	1.17%	1.25%	1.11%	1.17%
Ratio of net investment income to average net assets	3.14%	2.63%	3.45%	2.99%	2.87%
Portfolio turnover rate	22%	32%	28%	38%	37%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.
15

QUALITY DIVIDEND FUND
Notes to Financial Statements
April 30, 2023
1. Organization and Significant Accounting Policies
The Quality Dividend Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 30, 2013. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class A, Class C and Institutional Class shares. Class A shares are subject to a front end sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”), as a percentage of the lower of the original purchase price or net asset value at redemption, of 1.00% may be imposed on full or partial redemptions of Class A shares made within twelve months of purchase where: (i) $1 million or more of Class A shares was purchased without an initial sales charge, and (ii) the selling broker-dealer received a commission for such sale. A CDSC of 1.00% may apply to Class C shares when shares are redeemed within 12 months after initial purchase where the selling broker-dealer received a commission for such sale.
The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.
Portfolio Valuation — The Quality Dividend Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith by the Adviser as "valuation designee" under the oversight of the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees.
Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•  Level 1 — quoted prices in active markets for identical securities;
•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.
16

QUALITY DIVIDEND FUND
Notes to Financial Statements (Continued)
April 30, 2023
The following is a summary of the inputs used, as of April 30, 2023, in valuing the Fund's investments carried at fair value:
	Total Value at 04/30/23	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Investments in Securities*	$ 58,067,593	$ 58,067,593	$ —	$ —

*	Please refer to Portfolio of Investments for further details on portfolio holdings.
At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or  otherwise less liquid than publicly traded securities.
For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.
For the year ended April 30, 2023, there were no transfers in or out of Level 3.
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.
Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The Fund may be subject to foreign taxes on income, a portion of which may be recoverable. The Fund applies for refunds where available. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.
MLP Common Units — Master Limited Partnership (“MLP”) common units represent limited partnership interests in the MLP. Common units are generally listed and traded on the U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting
17

QUALITY DIVIDEND FUND
Notes to Financial Statements (Continued)
April 30, 2023
rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to remaining assets of the MLP.
Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.
Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.
2.  Transactions with Related Parties and Other Service Providers
EquityCompass Investment Management, LLC (“EquityCompass” or the “Adviser”), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 0.60% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items and brokerage commissions) do not exceed 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in effect until August 31, 2023, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. As of April 30, 2023, the amount of potential recovery was as follows:
Expiration
04/30/2024	04/30/2025	04/30/2026	Total
$153,340	$117,125	$193,865	$464,330
For the year ended April 30, 2023, the Adviser earned advisory fees of $377,281 and waived fees of $193,865.
Other Service Providers
The Bank of New York Mellon ("BNY Mellon") serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
18

QUALITY DIVIDEND FUND
Notes to Financial Statements (Continued)
April 30, 2023
BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer agent fees in the Statement of Operations.
Foreside Funds Distributors LLC (the "Underwriter") provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.
The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee) on an annualized basis of the average daily net assets of the Fund’s Class A and Class C shares, respectively.
Trustees and Officers
The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.
JW Fund Management LLC ("JWFM") provides a Principal Executive Officer and Principal Financial Officer to the Trust. Chenery Compliance Group, LLC ("Chenery") provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to December 1, 2022, ACA Group ("ACA"), operating through its subsidiary, Foreside Fund Officer Services LLC, provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Chenery are compensated for their services provided to the Trust. ACA was compensated for its services provided to the Trust through November 30, 2022.
3. Investment in Securities
For the year ended April 30, 2023, aggregated purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:
	Purchases	Sales
Investment Securities	$13,524,536	$16,799,115
4. Capital Share Transactions
For the years ended April 30, 2023 and 2022, transactions in capital shares (authorized shares unlimited) were as follows:
	For the Year Ended April 30, 2023		For the Year Ended April 30, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	333,696	$ 4,301,074	390,273	$ 5,635,042
Reinvestments	429,606	5,244,892	89,801	1,270,500
Redemption Fees*	—	3,575	—	794
Redemptions	(494,842)	(6,226,587)	(309,048)	(4,431,755)
Net increase	268,460	$ 3,322,954	171,026	$ 2,474,581
19

QUALITY DIVIDEND FUND
Notes to Financial Statements (Continued)
April 30, 2023
	For the Year Ended April 30, 2023		For the Year Ended April 30, 2022
	Shares	Amount	Shares	Amount

Class C
Sales	79,237	$ 1,062,343	92,325	$ 1,347,872
Reinvestments	116,813	1,446,920	25,852	369,207
Redemption Fees*	—	999	—	327
Redemptions	(316,345)	(4,139,090)	(429,797)	(6,246,797)
Net decrease	(120,295)	$(1,628,828)	(311,620)	$(4,529,391)

Institutional Class
Sales	317,012	$ 4,259,775	174,185	$ 2,512,997
Reinvestments	152,919	1,863,327	31,987	452,080
Redemption Fees*	—	1,320	—	267
Redemptions	(207,265)	(2,616,003)	(139,070)	(2,008,950)
Net increase	262,666	$ 3,508,419	67,102	$ 956,394

Total net increase/(decrease)	410,831	$ 5,202,545	(73,492)	$(1,098,416)

*	There is a 1.00% redemption fee that may be charged on shares redeemed which have been held 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.
5. Federal Tax Information
The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2023, there were reclassifications between components of total distributable earnings. These permanent differences were primarily attributable to reclasses from capital gain to ordinary income and redesignation of dividends paid. Net assets were not affected by these adjustments. For the year ended April 30, 2023, there were no permanent differences reclassified between distributable earnings and paid in capital.
For the year ended April 30, 2023, the tax character of distributions paid by the Fund was $1,920,266 of ordinary income dividends and $8,670,407 of long-term capital gains dividends. For the year ended April 30, 2022, the tax character of distributions paid by the Fund was $1,594,957 of ordinary income dividends and $1,099,390 of long-term capital gains dividends.
20

QUALITY DIVIDEND FUND
Notes to Financial Statements (Concluded)
April 30, 2023
As of April 30, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Temporary Differences
$271,324	$709,118	$1,640,575	$(3,795)

The differences between the book and tax basis components of distributable earnings relate primarily to non-deductible expenses and wash sale loss deferrals.
At April 30, 2023, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:
Federal Tax Cost	$56,427,018
Unrealized Appreciation	8,629,214
Unrealized Depreciation	(6,988,639)
Net Unrealized Appreciation	$ 1,640,575
Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2023, the Fund had no short-term capital loss deferrals, no long-term capital loss deferrals or ordinary loss deferrals.
Accumulated capital losses represent net capital loss carryforwards as of April 30, 2023 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2023, the Fund did not have any capital loss carryforwards.
6. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.
21

QUALITY DIVIDEND FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of FundVantage Trust and
Shareholders of Quality Dividend Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Quality Dividend Fund (the “Fund”) (one of the series constituting FundVantage Trust (the “Trust”)), including the portfolio of investments, as of April 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting FundVantage Trust) at April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more EquityCompass Investment Management, LLC investment companies since 2014.
Philadelphia, Pennsylvania
June 27, 2023
22

QUALITY DIVIDEND FUND
Shareholder Tax Information
(Unaudited)
The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2023, the Fund paid $1,920,266 of ordinary income dividends and $8,670,407 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100.00%.
The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations received is 0.33%.
The Fund designates 100.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act 2004.
The Fund designated $8,670,407 as long-term capital gains distributions during the year ended April 30, 2023. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.
All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.
Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.
Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.
In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.
23

QUALITY DIVIDEND FUND
Other Information
(Unaudited)
Proxy Voting
Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 201-5799 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.
Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to its reports on Form N-PORT. The Fund's portfolio holdings on Form N-PORT are available on the SEC's website at http://www.sec.gov.
24

QUALITY DIVIDEND FUND
Privacy Notice
(Unaudited)
The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.
We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.
To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.
If you have questions or comments about our privacy practices, please call us at (888) 201-5799.
25

QUALITY DIVIDEND FUND
Fund Management
(Unaudited)
FundVantage Trust (the "Trust") is governed by a Board of Trustees (the "Trustees"). The primary responsibility of the Trustees is to represent the interest of the Trust's shareholders and to provide oversight management of the Trust.
The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an "interested person" of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust ("Underwriter"), within the meaning of the 1940 Act and each Trustee is referred to as an "Independent Trustee" and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust's business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.
The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 201-5799.
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	36	Optimum Fund
Trust
(registered
investment
company with
6 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
					1 portfolio).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	36	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).
26

QUALITY DIVIDEND FUND
Fund Management (Continued)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	36	Brinker Capital
Destinations
Trust
(registered
investment
company with
10 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio).
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	36	Lincoln
Variable
Trust
Products Trust
(registered
investment
company with
97 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio).
27

QUALITY DIVIDEND FUND
Fund Management (Concluded)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	36	Copeland Trust
(registered
investment
company with
3 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio).
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
CHRISTINE S. CATANZARO Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2022.	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.
T. RICHARD KEYES Date of Birth: 1/57	Vice President	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.
GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.
JOHN CANNING Date of Birth: 11/70	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2022.	Director of Chenery Compliance Group, LLC from March 2021 to present; Senior Consultant of Foreside Financial Group from August 2020 to March 2021; Chief Compliance Officer & Chief Operating Officer of Schneider Capital Management LP from May 2019 to July 2020; Chief Operating Officer and Chief Compliance Officer of Context Capital Partners, LP from March 2016 to March 2018 and February 2019, respectively.
28

Investment Adviser
EquityCompass Investment Management, LLC
One South Street
Baltimore, MD 21202
Administrator
The Bank of New York Mellon
301 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
500 Ross Street, 154-0520
Pittsburgh, PA 15262
Principal Underwriter
Foreside Funds Distributors LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103-7096
Legal Counsel
Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103
QUA-0423

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees currently is comprised of Robert J. Christian, Iqbal Mansur, Nicholas M. Marsini, Jr., Nancy B. Wolcott and Stephen M. Wynne, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that Mr. Wynne is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Mr. Wynne acquired the attributes necessary to be considered an audit committee financial expert through his experience as a chief executive officer (and other senior-level accounting and/or financial positions) of several large financial institutions and because he has co-authored a text book on mutual fund accounting.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $523,801 for the fiscal year ending April 30, 2023 and $411,067 for the fiscal year ending April 30, 2022, as follows:

	Fiscal Year Ending April 30, 2023	Fiscal Year Ending April 30, 2022
PricewaterhouseCoopers LLP	$456,291	$346,757
Ernst & Young LLP	$67,510	$64,310
Aggregate Fees	$523,801	$411,067

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ending April 30, 2023 and $0 for the fiscal year ending April 30, 2022.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,419 for the fiscal year ending April 30, 2023 and $6,897 for the fiscal year ending April 30, 2022, as follows:

	Fiscal Year Ending April 30, 2023	Fiscal Year Ending April 30, 2022
PricewaterhouseCoopers LLP	$7,140	$6,699
Ernst & Young LLP	$279	$198
Aggregate Fees	$7,419	$6,897

These fees were for (a) Passive Foreign Investment Company (PFIC) database tax services and (b) India tax compliance services.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ending April 30, 2023 and $0 for the fiscal year ending April 30, 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $4,452 for the fiscal year ending April 30, 2023 and $2,697 for the fiscal year ending April 30, 2022, as follows:

	Fiscal Year Ending April 30, 2023	Fiscal Year Ending April 30, 2022
PricewaterhouseCoopers LLP	$4,743	$2,499
Ernst & Young LLP	$279	$198
Aggregate Fees	$4,452	$2,697

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)             FundVantage Trust

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date July 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date July 7, 2023

By (Signature and Title)*	/s/ Christine S. Catanzaro
Christine S. Catanzaro, Treasurer and
Chief Financial Officer
(principal financial officer)

Date July 7, 2023

* Print the name and title of each signing officer under his or her signature.